As filed with the Securities and Exchange Commission on February 29, 1996.

                                                               File No. 33-44712
                                                               File No. 811-6509

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20546

                                   FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933 |_|
                       POST-EFFECTIVE AMENDMENT NO. 8 |X|

                                      and

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940 |_|
                              AMENDMENT NO. 10 |X|

                                The Pillar Funds
               (Exact Name of Registrant as Specified in Charter)

                                2 Oliver Street
                          Boston, Massachusetts 02109
               (Address of Principal Executive Offices, Zip Code)

       Registrant's Telephone Number, including Area Code (800) 932-7781

                                  David G. Lee
                              c/o SEI Corporation
                             680 E. Swedesford Road
                         Wayne, Pennsylvania 19087-1658
                    (Name and Address of Agent for Service)

                                   Copies to:
                           Richard W. Grant, Esquire
                          Morgan, Lewis & Bockius LLP
                             2000 One Logan Square
                             Philadelphia, PA 19103

             It is proposed that this filing will become effective
                          (check appropriate box)

             |_| immediately upon filing pursuant to Paragraph (b)


         |_| on (date) pursuant to Paragraph (b)

             |X| 60 days after filing pursuant to Paragraph (a)

              |_| 75 days after filing pursuant to Paragraph (a)
              |_| on (date) pursuant to Paragraph (a) of Rule 485

         Registrant has elected to register an indefinite number of shares pursuant to Regulation 24f-2 under the Investment Company Act of 1940. Registrant filed its Rule 24f-2 notice on February 21, 1996.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                THE PILLAR FUNDS
                             CROSS REFERENCE SHEET

N-1A ITEM NO.                                                            LOCATION

              PART A--U.S. Treasury Securities Money Market Fund,
                    Prime Obligation Money Market Fund and
                     Tax-Exempt Money Market Fund--Class A

Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Administrator; The
                                                                          Shareholder Servicing Agent; The
                                                                          Distributor; General Information--The
                                                                          Trust; General Information--Trustees
                                                                          of the Trust
Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          and Redemption of Shares
Item 8.    Redemption or Repurchase                                     Purchase and Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable


              PART A--U.S. Treasury Securities Money Market Fund,
                    Prime Obligation Money Market Fund and
                     Tax-Exempt Money Market Fund--Class B
Item 1     Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3     Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Administrator; The
                                                                          Shareholder Servicing Agent; The
                                                                          Distributor; General Information--The
                                                                          Trust; General Information--Trustees
                                                                          of the Trust

Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          of Shares
Item 8.    Redemption or Repurchase                                     Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable

N-1A ITEM NO.                                                                   LOCATION

            PART A--Short-Term Investment Fund, Fixed Income Fund,
 New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund,
      Intermediate-Term Government Securities Fund and GNMA Fund--Class A

Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Administrator; The
                                                                          Shareholder Servicing Agent; The
                                                                          Distributor; General Information--The
                                                                          Trust; General Information--Trustees
                                                                          of the Trust

Item 5A.   Management's Discussion of Fund Performance                                 *
Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          and Redemption of Shares
Item 8.    Redemption or Repurchase                                     Purchase and Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable

            PART A--Short-Term Investment Fund, Fixed Income Fund,
 New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund,
      Intermediate-Term Government Securities Fund and GNMA Fund--Class B

Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Administrator; The

                                                                          Shareholder Servicing Agent; The
                                                                          Distributor; General Information--The
                                                                          Trust; General Information--Trustees
                                                                          of the Trust

Item 5A.   Management's Discussion of Fund Performance                                 *
Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          of Shares
Item 8.    Redemption or Repurchase                                     Redemption of Shares

N-1A ITEM NO.                                                                   LOCATION
Item 9.    Pending Legal Proceedings                                    Not Applicable

                   PART A--Equity Value, Equity Income Fund,
Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund--Class A
Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Sub-Advisor; The
                                                                          Administrator; The Shareholder
                                                                          Servicing Agent; The Distributor;
                                                                          General Information--The Trust;
                                                                          General Information--Trustees of the
                                                                          Trust

Item 5A.   Management's Discussion of Fund Performance                                 *
Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          and Redemption of Shares
Item 8.    Redemption or Repurchase                                     Purchase and Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable


                PART A--Equity Value Fund, Equity Income Fund,
Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund--Class B
Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights

Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Sub-Adviser; The
                                                                          Administrator; The Shareholder
                                                                          Servicing Agent; The Distributor;
                                                                          General Information--The Trust;
                                                                          General Information--Trustees of the
                                                                          Trust

Item 5A.   Management's Discussion of Fund Performance                                 *
Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends


N-1A ITEM NO.                                                                   LOCATION

Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          of Shares
Item 8.    Redemption or Repurchase                                     Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable

            PART A--U.S. Treasury Securities Plus Money Market Fund
Item 1.    Cover Page                                                   Cover Page
Item 2.    Synopsis                                                     Summary
Item 3.    Condensed Financial Information                              Financial Highlights
Item 4.    General Description of Registrant                            The Trust; Investment Objectives and
                                                                          Policies; Investment Limitations;
                                                                          Description of Permitted Investments;
                                                                          Description of Ratings
Item 5.    Management of the Trust                                      The Advisor; The Administrator; The
                                                                          Shareholder Servicing Agent; The
                                                                          Distributor; General Information--The
                                                                          Trust; General Information--Trustees
                                                                          of the Trust

Item 6.    Capital Stock and Other Securities                           Taxes; General Information--Dividends
Item 7.    Purchase of Securities Being Offered                         Cover Page; The Distributor; Purchase
                                                                          and Redemption of Shares
Item 8.    Redemption or Repurchase                                     Purchase and Redemption of Shares
Item 9.    Pending Legal Proceedings                                    Not Applicable

                               PART B--All Funds
Item 10.   Cover Page                                                   Cover Page

Item 11.   Table of Contents                                            Table of Contents
Item 12.   General Information and History                              General Information and History--The
                                                                           Trust
Item 13.   Investment Objectives and Policies                           Investment Objectives and Policies--
                                                                          Description of Permitted Investments;
                                                                          Investment Objectives and Policies--
                                                                          Investment Limitations
Item 14.   Management of the Registrant                                 General Information--Trustees of the
                                                                          Trust (Prospectus); Management of
                                                                          the Trust--Trustees and Officers of the
                                                                          Trust; Management of the Trust--The
                                                                          Administrator
Item 15.   Control Persons and Principal Holders of
            Securities                                                  Management of the Trust--Trustees and
                                                                          Officers of the Trust


N-1A ITEM NO.                                                                   LOCATION
Item 16.   Investment Advisory and Other Services                       Management of the Trust--The Advisor;
                                                                          Management of the Trust--The Sub-
                                                                          Advisor: Management of the Trust--
                                                                          The Administrator; The Distributor
                                                                          and Distribution Plans; Shareholder
                                                                          Services; Experts
Item 17.   Brokerage Allocation and Other Practices                     Fund Transactions--General; Fund
                                                                          Transactions--Trading Practices and
                                                                          Brokerage
Item 18.   Capital Stock and Other Securities                           General Information and History--
                                                                          Description of Shares
Item 19.   Purchase, Redemption, and Pricing of
            Securities Being Offered                                    Purchase and Redemption of Shares
                                                                          (Prospectus and Statement of
                                                                          Additional Information);
                                                                          Determination of Net Asset Value
Item 20.   Tax Status                                                   Taxes (Prospectus and Statement of
                                                                          Additional Information)
Item 21    Underwriters                                                 The Distributor and Distribution Plans
Item 22.   Calculation of Performance Data                              Performance--Computation of Yield;
                                                                          Performance--Calculation of Total
                                                                          Return
Item 23.   Financial Statements                                         Financial Information--Financial
                                                                          Statements


PART C Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.



----------
* Information required by Item 5A is contained in the 1995 Annual Report to Shareholders.

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION, A DIVISION OF UNITED JERSEY BANK



THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following money market funds (collectively, the 'Funds'; individually, a 'Fund'):


      O U.S. TREASURY SECURITIES MONEY MARKET FUND
      O PRIME OBLIGATION MONEY MARKET FUND
      O TAX-EXEMPT MONEY MARKET FUND

                                    CLASS A


The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity (but only if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity) (persons who own Class A shares of a Fund are referred to herein as 'Shareholders').



 CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996
CLASS A

                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS A SHARES OF THE TRUST'S U.S. TREASURY SECURITIES MONEY MARKET, PRIME OBLIGATION MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS (COLLECTIVELY, THE 'FUNDS'; INDIVIDUALLY, A 'FUND').


    What are the Investment Objectives? Each Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Fund will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See 'Investment Objectives and Policies.'


    What are the Permitted Investments? The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. At least 80% of total assets of the Tax-Exempt Money Market Fund will be invested in securities exempt, in the opinion of bond counsel for the issuer, from federal income taxes. See 'Investment Objectives and Policies' and 'Description of Permitted Investments.'


    Who is the Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. See 'The Advisor.'


    Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'

    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. See 'The Distributor.'

    How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds prior to 12:00 noon, Eastern time, on such Business Day. Redemption orders must be placed prior to 12:00 noon, Eastern time, on any Business Day for the order to be effective that day. See 'Purchase and Redemption of Shares.'

    How are Dividends Paid? The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

3
                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES                                                CLASS A
(As a percentage of average net assets)


                                                                     U.S. TREASURY          PRIME
                                                                      SECURITIES         OBLIGATION         TAX-EXEMPT
                                                                     MONEY MARKET       MONEY MARKET       MONEY MARKET
                                                                         FUND               FUND               FUND
-----------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).............................        .35%               .34%               .28%
Other Expenses...................................................        .30%               .31%               .37%
-----------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)..................        .65%               .65%               .65%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class A shares of each Fund to not more than .65% of average daily net assets of that Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent a fee waiver for the Prime Obligation Money Market Fund and the Tax-Exempt Money Market Fund, the Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .66% and .72%, respectively, of each Fund's average daily net assets. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'


EXAMPLE
--------------------------------------------------------------------------------

                                                                                      1 YR.       3 YRS.       5 YRS.
----------------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
    U.S. Treasury Securities Money Market Fund...................................     $7          $21          $36
    Prime Obligation Money Market Fund...........................................     $7          $21          $36
    Tax-Exempt Money Market Fund.................................................     $7          $21          $36
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
---------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
    U.S. Treasury Securities Money Market Fund...................................      $81
    Prime Obligation Money Market Fund...........................................      $81
    Tax-Exempt Money Market Fund.................................................      $81
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except that Class B shares bear certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'

4

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                                          NET
                       NET ASSET                DISTRIBUTIONS                           ASSETS      RATIO OF     RATIO OF NET
                         VALUE         NET        FROM NET      NET ASSET               END OF     EXPENSES TO     INCOME TO
                       BEGINNING   INVESTMENT    INVESTMENT     VALUE END     TOTAL     PERIOD     AVERAGE NET    AVERAGE NET
                       OF PERIOD     INCOME        INCOME       OF PERIOD    RETURN      (000)       ASSETS         ASSETS
                      -----------  -----------  -------------  -----------  ---------  ---------  -------------  -------------
--------------------------
U.S. TREASURY SECURITIES
--------------------------
CLASS A
1995................   $    1.00    $    0.05     $   (0.05)    $    1.00     5.05%   $ 463,531        0.65%           4.92%
1994................        1.00         0.03         (0.03)         1.00     3.44      465,125         0.62           3.39
1993................        1.00         0.02         (0.02)         1.00     2.46      420,947         0.64           2.42
1992(1).............        1.00         0.02         (0.02)         1.00     2.81*     387,960         0.65           2.67
------------------
PRIME OBLIGATION
------------------
CLASS A
1995................   $    1.00    $    0.05     $   (0.05)    $    1.00     5.40%   $ 259,667        0.65%           5.26%
1994................        1.00         0.04         (0.04)         1.00     3.67      157,378         0.62           3.68
1993................        1.00         0.03         (0.03)         1.00     2.65      129,780         0.64           2.63
1992(1).............        1.00         0.02         (0.02)         1.00     2.85*     124,811         0.65           2.63
------------
TAX-EXEMPT
------------
CLASS A
1995................   $    1.00    $    0.03     $   (0.03)    $    1.00     3.42%   $  63,628        0.65%           3.37%
1994................        1.00         0.02         (0.02)         1.00     2.27       37,745         0.65           2.27
1993................        1.00         0.02         (0.02)         1.00     1.99       32,994         0.65           1.97
1992(2).............        1.00         0.02         (0.02)         1.00     2.42*      22,963         0.65           2.39

                        RATIO OF     RATIO OF NET
                       EXPENSES TO    NET INCOME
                       AVERAGE NET    AVERAGE NET
                         ASSETS         ASSETS
                       (EXCLUDING     (EXCLUDING
                        WAIVERS)       WAIVERS)
                      -------------  -------------
-------------------------
U.S. TREASURY SECURITIES
------------------------
CLASS A
1995................         0.65%          4.92%
1994................         0.62           3.39
1993................         0.64           2.42
1992(1).............         0.70           2.62
------------------
PRIME OBLIGATION
------------------
CLASS A
1995................         0.66%          5.25%
1994................         0.62           3.68
1993................         0.64           2.63
1992(1).............         0.77           2.51
------------
TAX-EXEMPT
------------
CLASS A
1995................         0.72%          3.30%
1994................         0.68           2.24
1993................         0.69           1.93
1992(2).............         0.79           2.25





------------------



    *      Annualized
   (1)     The U.S. Treasury Securities Money Market and the Prime Obligations Money Market Funds commenced operations on
           April 1, 1992. Ratios for this period have been annualized.
   (2)     The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.

5

THE TRUST


THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (each of these, a 'Fund'). Each Fund is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax. There is no assurance that the investment objective of any Fund will be met.


Each Fund intends to comply with regulations of the Securities and Exchange Commission ('SEC') applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only 'eligible securities' that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see 'Description of Permitted Investments' in this Prospectus.


THE U.S. TREASURY SECURITIES MONEY MARKET FUND

The U.S. Treasury Securities Money Market Fund (the 'Treasury Fund') will invest exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ('U.S. Treasury Obligations'). The Fund may also engage in securities lending. For a description of U.S. Treasury Obligations, see 'Description of Permitted Investments.'

THE PRIME OBLIGATION MONEY MARKET FUND


The Prime Obligation Money Market Fund (the 'Prime Fund') will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC or the Federal Savings and Loan Insurance Corporation (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; and (v) repurchase agreements

6


involving any of such obligations. In addition, the Fund may also engage in securities lending. For a further description of the Fund's permitted investments and the above ratings, see 'Description of Permitted Investments' in this Prospectus and 'Description of Ratings' in the Statement of Additional Information.


THE TAX-EXEMPT MONEY MARKET FUND


The Tax-Exempt Money Market Fund (the 'Tax-Exempt Fund') will invest at least 80% of its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'). The Tax-Exempt Fund will primarily purchase municipal bonds, notes and tax exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization ('NRSRO') in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality.



The Tax-Exempt Fund may purchase municipal obligations with demand features, including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a 'when-issued' basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.


For additional information regarding risks and permitted investments, see 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments' and 'Description of Ratings' in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of each Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See 'Description of Permitted Investments--Restraint on Investments by 'Money Market Funds.'


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

It is a non-fundamental policy of each Fund to invest no more than 10% of its total assets in illiquid

7

securities (as defined under 'Description of Permitted Investments').

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class A shares of each Fund to .65%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1995, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Treasury Fund, .35%; Prime Fund, .34%; and Tax-Exempt Fund, .28%.



United Jersey Bank has also entered into a Custodian Agreement with the Trust under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended (the '1940 Act') . The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services other than investment advisory services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT

SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. Class A

8


shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity, if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of the Funds shares to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owners of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Funds may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.


The purchase price is the net asset value per Class A share next computed after the order is effective. The net asset value per Class A share of each Fund is determined by dividing the total value of its investments and other assets that are allocated to Class A shares, less any liabilities that are allocated to Class A shares, by its total outstanding Class A shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective. No certificates representing shares will be issued.



Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.


For redemption orders received before 12:00 noon, Eastern time, payment will normally be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor of the redemption order. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.


The purchase price and the redemption price is expected to remain constant at $1.00 per share.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such

9

cases, an investor may incur brokerage costs in converting such securities to cash.

COMPUTATION OF YIELD

From time to time the Funds may advertise 'current yield' and 'effective compound yield'. Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'current yield' of a Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment. In addition, the advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load paid on Class B shares.

The Tax-Exempt Fund may also advertise a 'tax-equivalent yield,' which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for the Shareholder.


The Fund may periodically compare its performance to that of: (i) of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'), so as to be relieved of federal income tax on that part of its net investment income which is distributed to Shareholders. Each Fund also intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.


TAX STATUS OF DISTRIBUTIONS

Dividends declared by a Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund during the following January.

THE TREASURY AND PRIME FUNDS will distribute all of their net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and

10


will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) also will not qualify for the dividends-received deduction and will be treated as long-term capital gains, regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Interest received on direct U.S. obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund annually will inform Shareholders of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.



With respect to investments in STRIPS (as defined under 'Description of Permitted Investments'), which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.



The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



THE TAX-EXEMPT FUND will distribute all of its net investment income (including net short-term capital gain) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is excludable from gross income, the Fund may pay 'exempt-interest dividends' to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have collateral consequences. See the Statement of Additional Information.



The Tax-Exempt Fund may not be an appropriate investment for persons who are 'substantial' users of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information.


Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'

11


Any dividends attributable to the Fund's taxable income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits and will not qualify for the corporate dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of distributions.


The Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate shareholders and will be treated as long-term capital gain regardless of how long a shareholder has held shares.

Interest on indebtedness incurred or continued by a Shareholder in order to purchase shares is not deductible. Furthermore, entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by 'private activity bonds' or certain industrial development bonds should consult their tax advisers before purchasing shares. For these purposes, the term 'substantial user' is defined generally to include a 'non-exempt person' who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. See the Statement of Additional Information.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Plus Money Market Fund, Short-Term Investment Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, GNMA Fund, Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by a board of trustees (the 'Trustees') under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees

12

have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS


The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds in additional Class A shares on or about the first business day of the following month, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of a Fund, if any, are distributed at least annually.


The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for each Fund:


BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.


COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months to 270 days.

DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any

13

investment policies and limitations applicable to their use.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.


MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the constructions, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ('second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. In addition, the Trustees must approve or ratify the purchase of unrated securities or securities rated by only one rating organization by the Prime Fund. In the case of taxable money market funds, investments in second tier securities are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii)

14


any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may hold more than 5% of its assets in the first tier securities of a single issuer for three business days.


SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss or rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.



U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.



U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry

15

system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

16

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................      2   The Shareholder Servicing Agent.....................        7
Expense Summary.....................................      3   The Distributor.....................................        7
The Trust...........................................      5   Purchase and Redemption of Shares...................        8
Investment Objectives and Policies..................      5   Computation of Yield................................        9
Investment Limitations..............................      6   Taxes...............................................        9
The Advisor.........................................      7   General Information.................................       11
The Administrator...................................      7   Description of Permitted Investments................       12

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK



THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following money market funds (collectively, 'Funds'; individually, a 'Fund'):


      O U.S. TREASURY SECURITIES MONEY MARKET FUND
      O PRIME OBLIGATION MONEY MARKET FUND
      O TAX-EXEMPT MONEY MARKET FUND

                                    CLASS B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a Fund are referred to herein as 'Shareholders').


 CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 AN INVESTMENT IN ANY OF THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996

CLASS B

2
                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS B SHARES OF THE TRUST'S U.S. TREASURY SECURITIES MONEY MARKET, PRIME OBLIGATION MONEY MARKET AND TAX-EXEMPT MONEY MARKET FUNDS (COLLECTIVELY, THE 'FUNDS'; INDIVIDUALLY, A 'FUND').


    What are the Investment Objectives? Each Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Tax-Exempt Money Market Fund also seeks to provide current income that is exempt from federal income tax. There can be no assurance that a Fund will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See 'Investment Objectives and Policies.'



    What are the Permitted Investments? The U.S. Treasury Securities Money Market Fund invests exclusively in short-term U.S. Treasury obligations. The Prime Obligation Money Market Fund invests in short-term, U.S. dollar denominated obligations of United States issuers and obligations of U.S. and London branches of foreign banks. The Tax-Exempt Money Market Fund invests in short-term, U.S. dollar denominated municipal securities of issuers located in all fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions. At least 80% of total assets of the Tax-Exempt Money Market Fund will be invested in securities exempt, in the opinion of bond counsel for the issuer, from federal income taxes. See 'Investment Objectives and Policies' and 'Description of Permitted Investments.'



    Who is the Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. See 'The Advisor.'


    Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'


    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the 'Class B Plan') on behalf of the Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940. See 'The Distributor.'


    How Do I Purchase and Redeem Shares? Shares may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company ('Intermediaries'). Shares may also be purchased directly through the Distributor. Shareholders may redeem shares directly through the Distributor. In addition, Intermediaries through which Shareholders may purchase shares generally stand ready to assist Shareholders in effecting redemptions of shares held in their Fund accounts. Purchase and redemption requests may be made on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). The minimum initial investment is $1,000. The net asset value per share is determined as of 12:00 noon, Eastern time on each Business Day. See 'Purchases of Shares' and 'Redemption of Shares.'

    How are Dividends Paid? The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend for shareholders of record as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

3

                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES                                                CLASS B
(As a percentage of average net assets)


                                                                      U.S. TREASURY            PRIME
                                                                       SECURITIES           OBLIGATION           TAX-EXEMPT
                                                                      MONEY MARKET         MONEY MARKET         MONEY MARKET
                                                                          FUND                 FUND                 FUND
----------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1).............................         .35%                 .34%                 .28%
12b-1 Fees.......................................................         .25%                 .25%                 .25%
Other Expenses...................................................         .30%                 .31%                 .37%
----------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)..................         .90%                 .90%                 .90%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------



   (1)     The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class B shares of each Fund to not more than .90% of average daily net assets of that
           Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.
   (2)     Absent the fee waiver for the Prime Obligation Money Market Fund and the Tax-Exempt Money Market Fund, the
           Advisory Fee would be .35% for each Fund and Total Operating Expenses would be .91% and .97%, respectively, of each Fund's average daily net assets. Additional information may be found under 'The Advisor,' 'The
           Administrator' and 'The Distributor.'


EXAMPLE

--------------------------------------------------------------------------------

                                                                                      1YR.        3 YRS.       5 YRS.
---------------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
    U.S. Treasury Securities Money Market Fund...................................     $9            $29        $50
    Prime Obligations Money Market Fund..........................................     $9            $29        $50
    Tax-Exempt Money Market Fund.................................................     $9            $29        $50
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
---------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
    U.S. Treasury Securities Money Market Fund...................................   $111
    Prime Obligations Money Market Fund..........................................   $111
    Tax-Exempt Money Market Fund.................................................   $111
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B shares. The Trust also offers Class A shares of each Fund which are subject to the same expenses except that there are no distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'

4

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                                          NET
                         NET ASSET                DISTRIBUTIONS                         ASSETS      RATIO OF     RATIO OF NET
                           VALUE         NET       FROM NET     NET ASSET               END OF     EXPENSES TO     INCOME TO
                         BEGINNING   INVESTMENT   INVESTMENT    VALUE END     TOTAL     PERIOD     AVERAGE NET    AVERAGE NET
                         OF PERIOD     INCOME       INCOME      OF PERIOD    RETURN      (000)       ASSETS         ASSETS
                        -----------  -----------  -----------  -----------  ---------  ---------  -------------  -------------
--------------------------
U.S. TREASURY SECURITIES
--------------------------
CLASS B
1995..................   $    1.00    $    0.05    $   (0.05)   $    1.00     4.80%   $   3,532         0.90%          4.66%
1994..................        1.00         0.03        (0.03)        1.00     3.17          633         0.87           3.07
1993..................        1.00         0.02        (0.02)        1.00     2.21          834         0.89           2.17
1992(1)...............        1.00         0.02        (0.02)        1.00     2.56*         436         0.90           2.27
------------------
PRIME OBLIGATION
------------------
CLASS B
1995..................   $    1.00    $    0.05    $   (0.05)   $    1.00     5.14%   $   6,925         0.90%          5.01%
1994..................        1.00         0.03        (0.03)        1.00     3.40        3,281         0.87           3.89
1993..................        1.00         0.02        (0.02)        1.00     2.40          377         0.89           2.38
1992(1)...............        1.00         0.02        (0.02)        1.00     2.60*         243         0.89           2.43
------------
TAX-EXEMPT
------------
CLASS B
1995..................   $    1.00    $    0.03    $   (0.03)   $    1.00     3.17%   $   5,238         0.90%          3.14%
1994..................        1.00         0.02        (0.02)        1.00     2.02        2,790         0.90           1.97
1993..................        1.00         0.02        (0.02)        1.00     1.74        3,866         0.90           1.72
1992(2)...............        1.00         0.02        (0.02)        1.00     2.17*       2,273         0.90           2.07

                          RATIO OF     RATIO OF NET
                         EXPENSES TO     INCOME TO
                         AVERAGE NET    AVERAGE NET
                           ASSETS         ASSETS
                         (EXCLUDING     (EXCLUDING
                          WAIVERS)       WAIVERS)
                        -------------  -------------
-------------------------
U.S. TREASURY SECURITIES
------------------------
CLASS B
1995..................       0.90%          4.66%
1994..................       0.87           3.07
1993..................       0.89           2.17
1992(1)...............       0.95           2.22
------------------
PRIME OBLIGATION
------------------
CLASS B
1995..................       0.91%          5.00%
1994..................       0.87           3.89
1993..................       0.89           2.38
1992(1)...............       1.01           2.31
------------
TAX-EXEMPT
------------
CLASS B
1995..................       0.96%          3.08%
1994..................       0.92           1.95
1993..................       0.94           1.68
1992(2)...............       1.04           1.93




------------------



    *      Annualized
   (1)     The U.S. Treasury Securities Money Market and the Prime Obligations Money Market Funds commenced operations on
           April 1, 1992. Ratios for this period have been annualized.
   (2)     The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.

5

THE TRUST


THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds (each of these, a 'Fund'). Each Fund is a diversified mutual fund. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. In addition, the Tax-Exempt Money Market Fund seeks to provide current income that is exempt from federal income tax. There is no assurance that the investment objective of any Fund will be met.


Each Fund intends to comply with regulations of the Securities and Exchange Commission ('SEC') applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only 'eligible securities' that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see 'Description of Permitted Investments' in this Prospectus.


THE U.S. TREASURY SECURITIES MONEY MARKET
FUND

The U.S. Treasury Securities Money Market Fund (the 'Treasury Fund') will invest exclusively in bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System ('U.S. Treasury Obligations'). The Fund may also engage in securities lending. For a description of U.S. Treasury Obligations, see 'Description of Permitted Investments.'

THE PRIME OBLIGATION FUND


The Prime Obligation Money Market Fund (the 'Prime Fund') will invest in eligible securities consisting of: (i) commercial paper and short-term corporate obligations of U.S. issuers that satisfy the Fund's quality criteria; (ii) obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks, U.S. savings and loan institutions and U.S. and London branches of foreign banks, provided such institutions have total assets of $500 million or more as shown on their last published financial statements at the time of investment and are insured by the FDIC or the Federal Savings and Loan Insurance Corporation (the Fund may not invest more than 25% of its total assets in obligations issued by foreign branches of U.S. banks and London branches of foreign banks); (iii) U.S. Treasury obligations; (iv) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S.

6


Government; and (v) repurchase agreements involving any of such obligations. In addition, the Fund may also engage in securities lending. For a further description of the Fund's permitted investments and the above ratings, see 'Description of Permitted Investments' in this Prospectus and 'Description of Ratings' in the Statement of Additional Information.


THE TAX-EXEMPT MONEY MARKET FUND


The Tax-Exempt Money Market Fund (the 'Tax-Exempt Fund') will invest at least 80% of its total assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'). The Tax-Exempt Fund will primarily purchase municipal bonds, notes and tax-exempt commercial paper rated in one of the two highest short-term rating categories by a nationally recognized statistical rating organization ('NRSRO') in accordance with SEC regulations at the time of investment or, if not rated, as determined by the Advisor to be of comparable quality.



The Tax-Exempt Fund may purchase municipal obligations with demand features, including floating or variable rate obligations. In addition, the Fund may invest in commitments to purchase securities on a 'when-issued' basis, and reserves the right to purchase securities subject to a standby commitment. The Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax. The Fund may also engage in securities lending.


For additional information regarding risks and permitted investments, see 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments' and 'Description of Ratings' in the Statement of Additional Information.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of each Fund to use its best efforts to maintain a constant net asset value of $1.00 per share although there can be no assurance any Fund will be able to do so. It is also a fundamental policy of the Tax-Exempt Fund to invest at least 80% of its assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. See 'Description of Permitted Investments--Restraints on Investments by Money Market Funds.'


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

It is a non-fundamental policy of each Fund to invest no more than 10% of its total assets in illiquid

7

securities (as defined under 'Description of Permitted Investments').

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class B shares of each Fund to .90%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1995, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Treasury Fund, .35%; Prime Fund, .34%; and Tax-Exempt Fund, .28%.



United Jersey Bank has also entered into a Custodian Agreement with the Trust under which it provides all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended (the '1940 Act'). The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor of the Trust.

The Class B shares of each Fund are subject to a distribution plan dated February 28, 1992 ('Class B Plan'). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net

8


assets of each Fund's Class B shares. The Distributor may apply this fee toward:
a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.



Class A shares of each Fund are offered without distribution fees or sales loads
(i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodian or other representative capacity, if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares of the Funds to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.


PURCHASE OF SHARES


Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.



Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.



Generally a purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order, and the Custodian receives federal funds, before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day.


PURCHASES THROUGH INTERMEDIARIES

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may required banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

DIRECT PURCHASES

By Mail


Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to 'The Pillar Funds (Fund Name),' P.O. Box 8523, Boston, MA 02266-8523. Orders by mail are considered received after payment by check is converted by the Fund into Federal funds. Subsequent purchases of shares may be made at

9

any time by mailing a check (or other negotiable bank draft or money order) to the Distributor.

Account Application forms can be obtained by calling SEI Financial Services Company at
1-800-932-7782.

By Telephone or by Wire


If your Account Application has been previously received, you may also purchase shares by telephone or by wire. To buy shares by telephone or by wire, call SEI Financial Services Company toll-free at 1-800-932-7782. Shares cannot be purchased by Federal Reserve wire on days on which the New York Stock Exchange is closed and on federal holidays upon which wire transfers are restricted.


Automatic Investment Plan (AIP)


A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ('ACH') wire transfer from a checking account by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.


OTHER INFORMATION REGARDING PURCHASES


The purchase price is the net asset value per share next computed after the order is effective. The net asset value per Class B share of each Fund is determined by dividing the total value of its investments and other assets that are allocated to Class B shares, less any liabilities that are allocated to Class B shares, by its total outstanding Class B shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective. No certificates representing shares will be issued. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to Class B shares.



The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.


EXCHANGES

Some or all of the shares of the Funds for which payment has been received (i.e., an established account) may be exchanged, at their net asset value plus any applicable sales charge, for shares of other Funds within the Trust with sales loads, or at their net asset value for shares of other Funds within the Trust which do not have sales loads. Exchanges will be made only after instructions in writing or by telephone (an 'Exchange Request') are received for an established account by the Distributor.

Shareholders may effect exchanges of shares directly through the Distributor. Additionally, Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor exchanges of shares held in Fund accounts. Shareholders wishing to effect an exchange with the assistance of an Intermediary should contact that Intermediary for information about exchange procedures and cut-off times.


If an Exchange Request in good order is received by the Distributor by 12:00 noon, Eastern time, on any Business Day, the exchange usually will occur on that day. Any Shareholder or customer who wishes to make an exchange must have received a current prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.


See the 'Shareholder Services' section of the Statement of Additional Information for more information.

REDEMPTION OF SHARES

Shares may be redeemed without charge on any Business Day at their net asset value. Redemption requests received in good order by 12:00 noon, Eastern time, will be effective on the Business Day received. Requests received after 12:00 noon will be effective on the next Business Day.

10

REDEMPTIONS THROUGH INTERMEDIARIES

Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor redemptions of shares held in Fund accounts. Shareholders wishing to effect a redemption with the assistance of an Intermediary should contact that Intermediary for information about redemption procedures and cut-off times.

DIRECT REDEMPTIONS

Shares may be redeemed directly through the Distributor by mail, by telephone or by wire.

By Mail

A written request for redemption must be received by the Distributor in order to constitute a valid request for redemption. The Distributor may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to SEI Financial Services Company. There is no charge for having redemption requests mailed to a designated bank account.

By Telephone


Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. For redemption orders received before 12:00 noon, Eastern time, payment will normally be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. Wire redemption requests may be made by the Shareholder by calling SEI Financial Services Company at 1-800-932-7782. A $10.00 wire redemption charge will be added to the amount of the redemption. Shareholders may not close their accounts by telephone.


Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

Systematic Withdrawal Plan (SWP)


The Funds offer a SWP which may be utilized by Shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $1,000. Shareholders may elect to receive automatic payments by check or ACH wire transfer of $50 or more on a monthly or quarterly basis. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.


OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, as described above. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. Redeemed shares are not entitled to dividends declared the day the redemption order is effective.

At various times, any Fund may be requested to redeem shares for which it has not yet received good payment in connection with their purchase. In such circumstances, the forwarding of redemption proceeds may be delayed until such payment has been collected. The Funds intend to pay cash for all

11

shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such shareholder in any Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of any Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $1,000.

See 'Purchase and Redemption of Shares' in the Statement of Additional Information for examples of when the right of redemption may be suspended. The purchase price and the redemption price is expected to remain constant at $1.00 per share.

CHECKWRITING

CHECKWRITING SERVICE

A Shareholder in any of the Funds may redeem shares by writing checks on his or her account for $500 or more. Once a Shareholder has signed and returned a signature card, he or she will receive a supply of checks. The check may be made payable to any person, and the Shareholder's account will continue to earn dividends until the check clears.

Because of the difficulty of determining in advance the exact value of a Fund account, a Shareholder may not use a check to close his or her account. Checks are free, but if payment on a check is stopped upon the shareholder's request or if the check cannot be honored because of insufficient funds or other valid reasons, the Shareholder's account will be charged a fee.

COMPUTATION OF YIELD


From time to time the Funds may advertise 'current yield' and 'effective compound yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'current yield' of a Fund refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment. In addition, the advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to the distribution expenses and sales loads charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load and distribution expenses paid on Class B shares.



The Tax-Exempt Fund may also advertise a 'tax-equivalent yield,' which is calculated by determining the rate of return that would have been achieved on a fully taxable investment to produce the after tax equivalent of the Fund's yield, assuming certain tax brackets for the Shareholder.



The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv)

12


other investment alternatives. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'), so as to be relieved of federal income tax on that part of its net investment income which is distributed to Shareholders. Each Fund also intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.

TAX STATUS OF DISTRIBUTIONS

Dividends declared by a Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund during the following January.

THE TREASURY AND PRIME FUNDS will distribute all of their net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) also will not qualify for the dividends-received deduction and will be treated as long-term capital gains, regardless of how long the Shareholder has held shares. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Interest received on direct U.S. obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund, provided certain conditions are satisfied. Interest received on repurchase agreements normally is not exempt from state taxation. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.


With respect to investments in STRIPS (as defined under 'Description of Permitted Investments'), which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its Shareholders, a Fund may have to sell portfolio securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for

13


six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.



THE TAX-EXEMPT FUND will distribute all of its net investment income (including net short-term capital gain) to Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets consists of obligations the interest on which is excludable from gross income, the Fund may pay 'exempt-interest dividends' to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for regular federal income tax purposes, but may have collateral consequences. See the Statement of Additional Information.



The Tax-Exempt Fund may not be an appropriate investment for persons who are 'substantial users' of facilities financed by industrial development or private activity bonds. See the Statement of Additional Information.



Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'



Any dividends attributable to the Fund's taxable income will be taxable to Shareholders as ordinary income (whether received in cash or in additional shares) to the extent of the Fund's earnings and profits and will not qualify for the corporate dividends-received deduction. The Fund will make annual reports to Shareholders of the federal income tax status of distributions.



The Fund does not expect to realize any net capital gains (the excess of net long-term capital gains over net short-term capital losses). To the extent that it does, however, it intends to distribute such gains to Shareholders. Distributions of net capital gains will not qualify for the dividends-received deduction for corporate shareholders and will be treated as long-term capital gains regardless of how long a shareholder has held shares.


Interest on indebtedness incurred or continued by a Shareholder in order to purchase shares is not deductible. Furthermore, entities or persons who are 'substantial users' (or persons related to 'substantial users') of facilities financed by 'private activity bonds' or certain industrial development bonds should consult their tax advisers before purchasing shares. For these purposes, the term 'substantial user' is defined generally to include a 'non-exempt person' who regularly uses in trade or business a part of a facility financed from the proceeds of such bonds. See the Statement of Additional Information.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term

14


capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Funds, the Trust consists of the following portfolios:

U.S. Treasury Securities Plus Money Market Fund, Short-Term Investment Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, GNMA Fund, Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by a board of trustees (the 'Trustees') under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS


The net investment income (exclusive of capital gains) of each Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Funds in additional Class B shares on or about the first business day of the following month, unless the Shareholder has elected

15

to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of a Fund, if any, are distributed at least annually.

The amount of dividends payable on Class B shares will be less than the dividends payable on the Class A shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments for each Fund:


BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.


COMMERCIAL PAPER--The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any investment policies and limitations applicable to their use.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.


MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the constructions, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing agreement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include both municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes,

16

certificates of indebtedness, demand notes and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.


REPURCHASE AGREEMENTS--Repurchase Agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ('second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraint that (i) no more than 5% of a Fund's assets may be invested in such securities in the aggregate, and (ii) any investments in such securities of one issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in the first tier securities of a single issuer for three business days.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments, the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. Also it may be more difficult to obtain a judgment in a court outside the United States.

SECURITIES LENDING--In order to generate additional income, a Fund may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 102% of the market value of the securities lent. A Fund continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent. A Fund pays lending and other fees in connection with securities loans.

STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund

17


owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.



TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.


U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').


VARIABLE AND FLOATING RATE INSTRUMENTS--Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities, a Fund may dispose of a when-issued security or forward commitment prior to settlement if its deems appropriate.

18

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................      2    The Distributor.....................................        7
Expense Summary.....................................      3    Purchase of Shares..................................        8
Financial Highlights................................      4    Redemption of Shares................................        9
The Trust...........................................      5    Checkwriting........................................       11
Investment Objectives and Policies..................      5    Computation of Yield................................       11
Investment Limitations..............................      6    Taxes...............................................       12
The Advisor.........................................      7    General Information.................................       14
The Administrator...................................      7    Description of Permitted Investments................       15
The Shareholder Servicing Agent.....................      7

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK


THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following fixed income funds (collectively, the 'Funds'; individually, a 'Fund'):

      O SHORT-TERM INVESTMENT FUND
      O FIXED INCOME FUND
      O NEW JERSEY MUNICIPAL SECURITIES FUND
      O PENNSYLVANIA MUNICIPAL SECURITIES FUND
      O INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
      O GNMA FUND

                                    CLASS A


The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity (persons who own Class A Shares of a Fund are referred to herein as 'Shareholders').



 CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996

CLASS A

2
                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS A SHARES OF THE TRUST'S SHORT-TERM INVESTMENT, FIXED INCOME, NEW JERSEY MUNICIPAL SECURITIES, PENNSYLVANIA MUNICIPAL SECURITIES, INTERMEDIATE-TERM GOVERNMENT SECURITIES AND GNMA FUNDS (COLLECTIVELY, THE 'FUNDS'; INDIVIDUALLY, A 'FUND').


    What are the Investment Objectives? The investment objectives of the respective Funds are as follows: The Short-Term Investment Fund--a high level of total return, primarily through current income, consistent with preservation of capital; the Fixed Income Fund--a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the New Jersey Municipal Securities Fund--current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; the Pennsylvania Municipal Securities Fund--current income exempt from both federal and Pennsylvania income taxes consistent with preservation of capital; the Intermediate-Term Government Securities Fund--preservation of principal value and a high degree of liquidity while providing current income; and the GNMA Fund--the highest level of current income consistent with preservation of principal and a high degree of liquidity. There is no assurance that a Fund will meet its investment objective. See 'Investment Objectives and Policies.'



    What are the Permitted Investments? The Short-Term Investment and Fixed Income Funds invest at least 65% of their assets in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) corporate bonds and debentures; (iv) short-term commercial paper; (v) short-term bank obligations; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts; and (viii) repurchase agreements involving such securities. These securities may include securities issued by foreign issuers which may subject the Funds to risks associated with foreign investments. The remaining 35% of their assets may be invested in mortgage-backed securities and asset-backed securities.



    The New Jersey and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.



    The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.


    The GNMA Fund invests primarily in mortgage pass-through securities, with at least 65% of its total assets generally being invested in instruments issued by the Government National Mortgage Association ('GNMA').


    The investments of the Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. These fluctuations may be greater for the Fixed Income and New Jersey and Pennsylvania Municipal Securities Funds which expect to maintain dollar-weighted average maturities of greater than five years than for the other Funds which expect to maintain dollar-weighted average maturities of less than five years. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect a Fund's ability to lock-in longer term rates during such periods. See 'Investment Objectives and Policies,' 'General Investment Policies,' 'Risk Factors' and 'Description of Permitted Investments.'


    Are There Additional Risk Factors for the New Jersey and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey and Pennsylvania Municipal Securities Funds in municipal securities issued

3

primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse affects of changes in economic conditions and governmental policies of the states or their underlying governmental units. These Funds will be more susceptible to such factors than a fund which does not have as great a concentration in municipal securities of a single state. See 'Additional Risk Factors for New Jersey Municipal Securities' and 'Additional Risk Factors for Pennsylvania Municipal Securities.'


    Who is the Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. See 'The Advisor.'


    Who is the Administrator? SEI Financial Management serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'

    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. See 'The Distributor.'

    How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order prior to 4:00 p.m., Eastern time, provided the Custodian receives federal funds before 12:00 noon, Eastern time, on the next Business Day. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See 'Purchase of Shares' and 'Redemption of Shares.'

    How are Dividends Paid? Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased normally begin earning dividends within two Business Days after an order is effective. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

4
                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES                                                CLASS A
(As a percentage of average net assets)

                                                                  NEW JERSEY        PENNSYLVANIA       INTERMEDIATE-TERM
                                   SHORT-TERM        FIXED         MUNICIPAL          MUNICIPAL           GOVERNMENT
                                   INVESTMENT       INCOME        SECURITIES         SECURITIES           SECURITIES
                                      FUND           FUND            FUND               FUND                 FUND
-------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee
  waivers)(1)..................       .43%           .50%            .42%               .19%                 .35%
Other Expenses.................       .37%           .30%            .38%               .61%                 .45%
-------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  fee waivers)(2)(3)...........       .80%           .80%            .80%               .80%                 .80%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------


                                    GNMA
                                    FUND
-------------------------------------------
Advisory Fees (after fee
  waivers)(1)..................     .27%
Other Expenses.................     .53%
-------------------------------
Total Operating Expenses (after
  fee waivers)(2)(3)...........     .80%
-------------------------------------------
-------------------------------------------





(1) The Advisor and Administrator have agreed to voluntarily waive a portion of their fees in an amount that operates to limit total operating expenses of Class A shares of each Fund to not more than .80% of average daily net assets. The Advisor and the Administrator each reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Absent fee waivers, Advisory Fees for each Fund would be .60%, Administration Fees for each Fund would be .20% and Total Operating Expenses would be as follows: Short-Term Investment Fund .97%, Fixed Income Fund .91%, New Jersey Municipal Securities Fund .93%, Pennsylvania Municipal Securities Fund 1.27%, Intermediate-Term Government Securities Fund 1.05% and GNMA Fund 1.13%. Additional Information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'



(3) Advisory fees and Other Expenses for the New Jersey Municipal Securities Fund have been restated to reflect current expenses.







EXAMPLE
--------------------------------------------------------------------------------

                                                                                     1 YR.        3 YRS.       5 YRS.
---------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment in a Fund assuming (1) 5% annual return and (2) redemption at the end of each time period:
  All Funds......................................................................      $8          $26         $44
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
--------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment in a Fund assuming (1) 5% annual return and (2) redemption at the end of each time period:
  All Funds......................................................................     $99
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except for a sales load and certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'

5

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' Additional performance information is contained in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                           REALIZED
                                              AND                                                         NET
                 NET ASSET                UNREALIZED   DISTRIBUTIONS DISTRIBUTIONS                      ASSETS     RATIO OF
                   VALUE         NET       GAINS OR     FROM NET       FROM      NET ASSET              END OF    EXPENSES TO
                 BEGINNING   INVESTMENT    LOSSES ON   INVESTMENT     CAPITAL    VALUE END    TOTAL     PERIOD    AVERAGE NET
                 OF PERIOD     INCOME     SECURITIES     INCOME        GAINS     OF PERIOD  RETURN(+)    (000)      ASSETS
                -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------  -----------
------------------------
SHORT-TERM INVESTMENT
------------------------
CLASS A
1995..........   $    9.97    $    0.55    $    0.05    $   (0.55)          --   $   10.02     6.19%   $  30,642      0.80%
1994..........       10.01         0.35        (0.04)       (0.35)          --        9.97     3.21       29,187      0.80
1993..........       10.01         0.29           --        (0.29)          --       10.01     2.96       31,337      0.80
1992(1).......       10.00         0.27         0.03        (0.27)   $   (0.02)      10.01     3.47*      30,998      0.80
--------------
FIXED INCOME
--------------
CLASS A
1995..........   $    9.44    $    0.59    $    1.05    $   (0.59)          --   $   10.49    17.76%   $ 113,509      0.80%
1994..........       10.68         0.59        (1.18)       (0.59)   $   (0.06)       9.44    (5.66)      96,558      0.80
1993..........       10.38         0.61         0.52        (0.61)       (0.22)      10.68    11.05      113,892      0.80
1992(1).......       10.00         0.49         0.44        (0.49)       (0.06)      10.38    11.60*      89,701      0.80
-----------------------
NEW JERSEY MUNICIPAL
-----------------------
CLASS A
1995..........   $    9.93    $    0.47    $    0.86    $   (0.47)          --   $   10.79    13.57%   $  28,080      0.41%
1994..........       10.85         0.48        (0.92)       (0.48)          --        9.93    (4.12)      19,977      0.27
1993..........       10.29         0.50         0.56        (0.50)          --       10.85    10.48       27,064      0.20
1992(2).......       10.00         0.30         0.29        (0.30)          --       10.29     9.01*       9,395      0.46
------------------------------
INTERMEDIATE-TERM GOVERNMENT
------------------------------
CLASS A
1995..........   $    9.51    $    0.54    $    0.86    $   (0.54)          --   $   10.37    15.00%   $  28,877      0.80%
1994..........       10.53         0.51        (1.01)       (0.51)   $   (0.01)       9.51    (4.85)      26,277      0.80
1993..........       10.23         0.52         0.32        (0.52)       (0.02)      10.53     8.32       34,075      0.80
1992(1).......       10.00         0.41         0.24        (0.41)       (0.01)      10.23     7.95*      16,327      0.80
-------------------------
PENNSYLVANIA MUNICIPAL
-------------------------
CLASS A
1995..........   $    9.55    $    0.40    $    0.68    $   (0.40)          --   $   10.23    11.53%   $   3,345      0.80%
1994..........       10.17         0.36        (0.62)       (0.36)          --        9.55    (2.58)       2,734      0.80
1993(3).......       10.00         0.23         0.17        (0.23)          --       10.17     6.01        2,922      0.80
------
GNMA
------
CLASS A
1995..........   $    8.85    $    0.60    $    1.09    $   (0.60)          --   $    9.94    19.52%   $   8,750      0.80%
1994..........        9.85         0.54        (1.00)       (0.53)   $   (0.01)       8.85    (4.71)       6,983      0.80
1993(3).......       10.00         0.34        (0.15)       (0.34)          --        9.85     2.80*      10,900      0.80

                               RATIO OF      RATIO OF
                              EXPENSES TO   NET INCOME
                 RATIO OF     AVERAGE NET   TO AVERAGE
                NET INCOME      ASSETS      NET ASSETS   PORTFOLIO
                TO AVERAGE    (EXCLUDING    (EXCLUDING   TURNOVER
                NET ASSETS     WAIVERS)      WAIVERS)      RATE
                -----------  -------------  -----------  ---------
----------------------
SHORT-TERM INVESTMENT
----------------------
CLASS A
1995..........        5.52%         0.97%         5.35%      64.85%
1994..........        3.51          0.94          3.37       68.39
1993..........        2.94          0.95          2.79       81.92
1992(1).......        3.50          1.01          3.29       68.15
--------------
FIXED INCOME
--------------
CLASS A
1995..........        5.83%         0.91%         5.72%      35.49%
1994..........        5.91          0.90          5.81       15.24
1993..........        5.59          0.91          5.48       49.49
1992(1).......        6.24          0.94          6.10       23.86
---------------------
NEW JERSEY MUNICIPAL
---------------------
CLASS A
1995..........        4.43%         0.93%         3.91%       2.83%
1994..........        4.65          0.93          3.99       16.81
1993..........        4.57          1.00          3.77       23.83
1992(2).......        4.56          1.22          3.80       02.23
-----------------------------
INTERMEDIATE-TERM GOVERNMENT
-----------------------------
CLASS A
1995..........        5.33%         1.05%         5.08%      68.29%
1994..........        5.13          0.95          4.98       40.27
1993..........        4.87          1.00          4.67       31.69
1992(1).......        5.30          1.11          4.99       12.38
------------------------
PENNSYLVANIA MUNICIPAL
------------------------
CLASS A
1995..........        4.05%         1.27%         3.58%      36.92%
1994..........        3.67          1.61          2.86       38.20
1993(3).......        3.35          1.48          2.67       16.51
------
GNMA
------
CLASS A
1995..........        6.29%         1.13%         5.96%       9.69%
1994..........        5.72          0.97          5.55      102.77
1993(3).......        4.48          1.08          4.20      252.73




------------------



    *    Annualized
   (+)   Total Return does not reflect sales loads on Class B shares.
   (1)   The Short-Term Investment, Fixed Income, and Intermediate-Term Government Securities Fund's commenced operations on April
         1, 1992. Ratios for this period have been annualized.
   (2)   The New Jersey Municipal Securities Fund commenced operations on May 4, 1992. Ratios for this period have been annualized.
   (3)   The Pennsylvania Municipal Securities Fund--Class A and the GNMA Fund--Class A commenced operations on May 3, 1993.
         Ratios for this period have been annualized.

6

THE TRUST


THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in one of fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities and GNMA Funds (each of these, a 'Fund'). Each of the Funds is a diversified mutual fund except for the New Jersey and Pennsylvania Municipal Securities Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE 'INVESTMENT OBJECTIVES AND POLICIES--RISK FACTORS; ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES; ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES.'

INVESTMENT OBJECTIVES AND POLICIES

THE SHORT-TERM INVESTMENT FUND


The investment objective of this Fund is to provide a high level of total return, primarily through current income, consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.



At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ('U.S. Treasury obligations') (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical ratings organization ('NRSRO') or determined by the Adviser to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Adviser to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury obligations; and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories or determined by the Adviser to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.



The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company

7

receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.

The Fund will maintain a dollar-weighted average maturity of three years or less.

THE FIXED INCOME FUND

The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

The Fund will be invested in the same investments, and its assets subject to the same restrictions, as the Short-Term Investment Fund, although the actual composition of the two Funds will normally differ substantially due to maturity considerations.


The Fund expects to maintain a dollar-weighted average maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.


THE NEW JERSEY MUNICIPAL SECURITIES FUND


The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital. There is no assurance that the investment objective will be met.



The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'). Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ('New Jersey Municipal Securities'). The Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.


The New Jersey Municipal Securities Fund reserves the right to engage in 'put' transactions although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax.



The New Jersey Municipal Securities Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund

8


intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ('RIC') under the Internal Revenue Code of 1986, as amended (the 'Code').


THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital. There is no assurance that this investment objective will be met.


At least 80% of the Fund's assets will be invested in Municipal Securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ('Pennsylvania Municipal Securities'). The Portfolio may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax.



Municipal Securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Ratings Group ('S&P') or Baa or better by Moody's Investor Service, Inc. ('Moody's') at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Municipal securities owned by the Fund which are downgraded below the prescribed investment quality shall be sold at a time when, in the judgment of the Adviser, the sale is in the best interest of the Fund.



The Fund may invest in commitments to purchase such securities on a 'when issued' basis, and reserves the right to engage in 'put' transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.


The Pennsylvania Municipal Securities Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ('RIC') under the Internal Revenue Code of 1986, as amended (the 'Code').


THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the investment objective will be met.

The Fund will be fully invested in U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government.

The Fund will maintain a dollar-weighted average maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.

THE GNMA FUND

The investment objective of this Fund is to provide the highest level of current income consistent with preservation of principal and a high degree of liquidity. There is no assurance that the investment objective will be met.

The Fund invests primarily in mortgage pass-through securities with at least 65% of its total assets generally being invested in instruments issued by GNMA. The balance of the Fund's assets may consist of: (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of such obligations; and (iv) shares of money market investment companies investing exclusively in such obligations. The Fund intends to maintain a reasonable cash position in money market instruments which meet the foregoing criteria so as to provide a high degree of liquidity.

9


GENERAL INVESTMENT POLICIES



For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fund (except the GNMA Fund) may invest up to 100% of its assets in the money market instruments described as permissible investments for the Short-Term Investment Fund and may hold a portion of its assets in cash. For temporary defensive purposes when the Advisor determines that market conditions warrant, the GNMA Fund may invest up to 100% of its assets in those money market instruments which are among its permitted investments. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.



Each of the Funds except the New Jersey and Pennsylvania Municipal Securities Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the United States Government, its agencies or instrumentalities. The Short-Term Investment and Fixed Income Funds may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ('FNMA') and the Federal Home Loan Mortgage Corporation ('FHLMC'). The GNMA Fund may purchase mortgage pass-throughs, notes or debentures directly issued and guaranteed by GNMA, FNMA, FHLMC and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.


Each of the Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.


If after purchase the rating of a security held by a Fund drops below investment quality, such security shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security. For a description of each Fund's permitted investments and the ratings listed above, see the 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments,' and 'Description of Ratings' in the Statement of Additional Information.


RISK FACTORS


The market value of each Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.



Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.


Investments in securities of foreign issuers may subject the Short-Term Investment and Fixed Income Funds to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by

10

less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES

New Jersey Municipal Securities are primarily issued by or on behalf of the State of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see 'New Jersey Municipal Securities' in the Statement of Additional Information.

ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES


Under normal conditions the Fund will be fully invested in obligations which produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.


An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See 'Pennsylvania Municipal Securities' in the Statement of Additional Information.

FUND TURNOVER

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fund will not exceed 100%.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of the New Jersey and Pennsylvania Municipal Securities Funds to invest at least 80% of total assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that the limitation does not apply to the New Jersey Municipal Securities or Pennsylvania Municipal Securities Funds. This restriction applies to 75% of each Fund's total assets.


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

11

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



Robert B. Lowe is a Vice President of the Advisor and currently manages the Short-Term Investment, Fixed Income, and GNMA Funds. Mr. Lowe has managed the Short-Term Investment and Fixed Income Funds since their inception in April, 1992. He has managed the GNMA Fund since its inception in May, 1993. Mr. Lowe has investment responsibility for equity and fixed income portfolios in the Princeton Investment Office and joined United Jersey Bank in 1989.



Randolph E. Lestyk has managed the Pennsylvania Municipal Securities Fund since September, 1994. Mr. Lestyk is a Vice President and Regional Manager of the Advisor. Mr. Lestyk manages the investment function in Pennsylvania and has responsibility for both equity and fixed income portfolios. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.


Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined United Jersey Bank in 1981.

Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined United Jersey Bank in 1982 and is currently responsible for managing both equity and fixed income portfolios.


The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class A shares of each Fund to .80%. For the fiscal year ended December 31, 1995, each Fund paid the Adviser the following advisory fee (shown as a percentage of its average daily net assets): Short-Term Investment Fund, .43%; Fixed Income Fund, .50%; New Jersey Municipal Securities Fund, .15%; Pennsylvania Municipal Securities Fund, .19%; Intermediate-Term Government Securities Fund, .35%; and GNMA Fund, .27%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.



United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it will provide all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to

12

provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.


The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. The Administrator has agreed to waive all or a portion of its fees in order to limit the total operating expenses of Class A shares of the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund to .80%. The Administrator reserves the right to terminate its fee waiver at any time in its sole discretion.


THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.


THE DISTRIBUTOR


SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. In addition, a maximum sales charge of 4% is imposed on the sale of Class B shares of the Fixed Income and Intermediate-Term Government Securities Funds, 3% on the sale of Class B shares of the GNMA Fund, and 1% on Class B shares of the Short-Term Investment, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals or institutions may offer different classes of shares of the Funds to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals or institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of each Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time, provided the Custodian receives Federal funds before 12:00 noon, Eastern time, on the next Business Day. However, an order may be cancelled if the Custodian does not receive Federal Funds before 12:00 noon, Eastern time, on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day. The purchase price of shares of each Fund is the net asset value next determined after a

13


purchase order is effective. The net asset value per Class A share of each Fund is determined by dividing the total market value of the Fund's investments and other assets that are allocated to Class A shares, less any liabilities that are allocated to Class A shares, by the total outstanding Class A shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. No certificates representing shares will be issued.



Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to 4:00 p.m. Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE


From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.


The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.


The New Jersey and Pennsylvania Municipal Securities Funds may also advertise a 'tax-equivalent yield,' which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.



The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses and sales loads charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load paid and distribution expenses on Class B shares.



A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals;

14


of (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded RICs under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions also will not qualify for the dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.


Certain securities purchased by the Funds (such as STRIPS, TRs, TIGRs and CATS, defined under 'Description of Permitted Investments') are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such accreted income, which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.



Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if

15

paid by the Fund at any time during the following January.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Fund will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

ADDITIONAL CONSIDERATIONS FOR THE NEW JERSEY MUNICIPAL SECURITIES AND PENNSYLVANIA MUNICIPAL SECURITIES FUNDS


The New Jersey and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay 'exempt-interest dividends' to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have collateral consequences. See the Statement of Additional Information.


Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'


Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the New Jersey and Pennsylvania Municipal Securities Funds is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.


NEW JERSEY TAX CONSIDERATIONS

Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ('Federal Securities') held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the Securities and Exchange Commission;

16


2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.



For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable.


Gain on the disposition of Shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.


Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.


Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and the School District of Pittsburgh to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania personal income tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Portfolios, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Equity Value Fund,

17

Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund. All consideration by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by a board of trustees (the 'Trustees') under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS

Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day after payment is received by the Custodian. Normally, this will occur within two Business Days after the order is effective. If any capital gain is realized, substantially all of it will be distributed at least annually.


Shareholders automatically receive all income dividends and capital gain distributions in additional Class A shares, unless a Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.


Dividends and distributions of each Fund are paid on a per-share basis. The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the
Funds:

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose

18

entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Asset-backed securities are not issued or guaranteed by the United States Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.



BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.



COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any investment policies and limitations applicable to their use.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private

19

guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


Collateralized Mortgage Obligations ('CMOs'): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.



REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.


Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ('SMBs'):

SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment

20

patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example.) Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.



RECEIPTS--Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.


STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.


U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal

21

Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit
Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').


VARIABLE OR FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (DEBT SECURITIES)--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment.



A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

22

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary...........................................          2
Expense Summary...................................          4
Financial Highlights..............................          5
The Trust.........................................          6
Investment Objectives and Policies................          6
Investment Limitations............................         10
The Advisor.......................................         11
The Administrator.................................         12
The Shareholder Servicing Agent...................         12
The Distributor...................................         12
Purchase and Redemption of Shares.................         12
Performance.......................................         13
Taxes.............................................         14
General Information...............................         16
Description of Permitted Investments..............         17

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK


THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following fixed income funds (collectively, the 'Funds'; individually, a 'Fund'):

      O SHORT-TERM INVESTMENT FUND
      O FIXED INCOME FUND
      O NEW JERSEY MUNICIPAL SECURITIES FUND
      O PENNSYLVANIA MUNICIPAL SECURITIES FUND
      O INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
      O GNMA FUND

                                    CLASS B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a fund are referred to herein as 'Shareholders').


 CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 SALES CHARGES ARE IMPOSED BY ALL FUNDS AT THE TIME OF PURCHASE.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996

CLASS B

2
                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS B SHARES OF THE TRUST'S SHORT-TERM INVESTMENT, FIXED INCOME, NEW JERSEY MUNICIPAL SECURITIES, PENNSYLVANIA MUNICIPAL SECURITIES, INTERMEDIATE-TERM GOVERNMENT SECURITIES AND GNMA FUNDS (COLLECTIVELY, THE 'FUNDS'; INDIVIDUALLY, A 'FUND').


    What are the Investment Objectives? The investment objectives of the respective Funds are as follows: The Short-Term Investment Fund--a high level of total return, primarily through current income, consistent with preservation of capital; the Fixed Income Fund--a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital; the New Jersey Municipal Securities Fund--current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital; the Pennsylvania Municipal Securities Fund--current income exempt from both federal and Pennsylvania income taxes consistent with preservation of capital; the Intermediate-Term Government Securities Fund--preservation of principal value and a high degree of liquidity while providing current income; and the GNMA Fund--the highest level of current income consistent with preservation of principal and a high degree of liquidity. There is no assurance that a Fund will meet its investment objective. See 'Investment Objectives and Policies.'



    What are the Permitted Investments? The Short-Term Investment and Fixed Income Funds invest at least 65% of their assets in (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (iii) corporate bonds and debentures; (iv) short-term commercial paper; (v) short-term bank obligations; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts; and (viii) repurchase agreements involving such securities. These securities may include securities issued by foreign issuers which may subject the Funds to risks associated with foreign investments. The remaining 35% of their assets may be invested in mortgage-backed securities and asset-backed securities.



    The New Jersey and Pennsylvania Municipal Securities Funds invest at least 80% of their assets in municipal obligations which produce interest that, in the opinion of bond counsel for the issuer, is exempt from federal income tax, and at least 65% of their assets in obligations which produce interest that is exempt from applicable state income taxes.



    The Intermediate-Term Government Securities Fund invests in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.


    The GNMA Fund invests primarily in mortgage pass-through securities, with at least 65% of its total assets generally being invested in instruments issued by the Government National Mortgage Association ('GNMA').


    The investments of the Funds are subject to market and interest rate fluctuations which may affect the value of a Fund's shares. These fluctuations may be greater for the Fixed Income and New Jersey and Pennsylvania Municipal Securities Funds which expect to maintain dollar-weighted average maturities of greater than five years than for the other Funds which expect to maintain dollar-weighted average maturities of less than five years. In addition, certain securities, such as mortgage-backed securities, are subject to the risk of prepayment during periods of declining interest rates which may affect the Fund's ability to lock-in longer term rates during such periods. See 'Investment Objectives and Policies,' 'General Investment Policies,' 'Risk Factors' and 'Description of Permitted Instruments.'


    Are There Additional Risk Factors for the New Jersey and Pennsylvania Municipal Securities Funds? The concentration of the New Jersey and Pennsylvania Municipal Securities Funds in municipal securities issued

3

primarily by or on behalf of the states of New Jersey and Pennsylvania, respectively, subjects these Funds to special investment risks, such as the possible adverse affects of changes in economic conditions and governmental policies of the states or their underlying governmental units. These Funds will be more susceptible to such factors than a fund which does not have as great a concentration in municipal securities of a single state. See 'Additional Risk Factors for New Jersey Municipal Securities' and 'Additional Risk Factors for Pennsylvania Municipal Securities.'


    Who is the Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. See 'The Advisor.'


    Who is the Administrator? SEI Financial Management serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'


    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the 'Class B Plan') on behalf of the Class B shares. See 'The Distributor.'



    How Do I Purchase and Redeem Shares? Shares may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company ('Intermediaries'). Shares may also be purchased directly through the Distributor. Shareholders may redeem shares directly through the Distributor. In addition, Intermediaries through which Shareholders may purchase shares generally stand ready to assist Shareholders in effecting redemptions of shares held in their Fund accounts. Purchase and redemption requests may be made on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). The minimum initial investment is $1,000. Shares are offered at net asset value per share plus a maximum sales charge at time of purchase of 4% for the Fixed Income and Intermediate-Term Government Securities Funds, 3% for the GNMA Fund and 1% for the Short-Term Investment, New Jersey and Pennsylvania Municipal Securities Funds. Shareholders who purchase higher amounts may qualify for a reduced sales charge. The net asset value per share is determined as of 4:00 p.m., Eastern time on each Business Day. See 'Purchases of Shares' and 'Redemption of Shares.'


    How are Dividends Paid? Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

4
                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                         CLASS B
(As a percentage of offering price)

                                                                 NEW JERSEY       PENNSYLVANIA       INTERMEDIATE-TERM
                                   SHORT-TERM        FIXED        MUNICIPAL         MUNICIPAL           GOVERNMENT
                                   INVESTMENT       INCOME       SECURITIES        SECURITIES           SECURITIES
                                      FUND           FUND           FUND              FUND                 FUND
--------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on
  purchases....................       1.00%          4.00%          1.00%             1.00%                4.00%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------


                                    GNMA
                                    FUND
------------------------------------------
Maximum sales charge imposed on
  purchases....................    3.00%
------------------------------------------
------------------------------------------



ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)

                                                                 NEW JERSEY       PENNSYLVANIA       INTERMEDIATE-TERM
                                   SHORT-TERM        FIXED        MUNICIPAL         MUNICIPAL           GOVERNMENT
                                   INVESTMENT       INCOME       SECURITIES        SECURITIES           SECURITIES
                                      FUND           FUND           FUND              FUND                 FUND
---------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee
  waivers)(1)..................        .43%           .50%           .42%              .19%                 .35%
12b-1 Fees.....................        .25%           .25%           .25%              .25%                 .25%
Other Expenses.................        .37%           .30%           .38%              .61%                 .45%
---------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after
  fee waivers)(2)(3)...........       1.05%          1.05%          1.05%             1.05%                1.05%
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


                                    GNMA
                                    FUND
--------------------------------------------
Advisory Fees (after fee
  waivers)(1)..................     .27%
12b-1 Fees.....................     .25%
Other Expenses.................     .53%
--------------------------------------------
Total Operating Expenses (after
  fee waivers)(2)(3)...........    1.05%
--------------------------------------------
--------------------------------------------





(1) The Advisor and Administrator have agreed to voluntarily waive a portion of their fees in an amount that operates to limit total operating expenses of Class B shares of each Fund to not more than 1.05% of average daily net assets. The Advisor and the Administrator each reserves the right to terminate its fee waiver at any time in their sole discretion.



(2) Absent fee waivers, Advisory Fees for each Fund would be .60%, Administration Fees for each Fund would be .20% and Total Operating Expenses would be as follows: Short-Term Investment Fund 1.22%, Fixed Income Fund 1.16%, New Jersey Municipal Securities Fund 1.18%, Pennsylvania Municipal Securities Fund 1.55%, Intermediate-Term Government Securities Fund 1.30% and GNMA 1.37%. Additional Information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'



(3) Advisory fees and Other Expenses for the New Jersey Municipal Securities Fund have been restated to reflect current expenses.

5

EXAMPLE
--------------------------------------------------------------------------------


                                                                                    1 YR.       3 YRS.     5 YRS.     10 YRS.
-----------------------------------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment assuming (1)
  the maximum sales charge set forth in the table above, (2) 5% annual return and (3) redemption at the end of each time period:
  Short-Term Investment Fund....................................................    $21          $43        $67        $137
  Fixed Income Fund.............................................................    $50          $72        $96        $163
  New Jersey Municipal Securities Fund..........................................    $21          $43        $67        $137
  Pennsylvania Municipal Securities Fund........................................    $21          $43        $67        $137
  Intermediate-Term Government Securities Fund..................................    $50          $72        $96        $163
  GNMA Fund.....................................................................    $40          $62        $86        $154
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------



THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B shares. The Trust also offers Class A shares of each Fund which are subject to the same expenses except there are no sales loads or distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under 'The Advisor,' 'The Administrator,' 'The Shareholder Servicing Agent' and 'The Distributor.'


The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See 'Purchase of Shares.'

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the 'Rules') of the National Association of Securities Dealers, Inc. ('NASD'). The Trust intends to operate the Class B distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

6

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen & LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' Additional performance information is contained in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR



                                            REALIZED
                                               AND                                                         NET
                  NET ASSET                UNREALIZED  DISTRIBUTIONS  DISTRIBUTIONS                      ASSETS     RATIO OF
                    VALUE         NET       GAINS OR     FROM NET       FROM      NET ASSET              END OF    EXPENSES TO
                  BEGINNING   INVESTMENT    LOSSES ON   INVESTMENT     CAPITAL    VALUE END    TOTAL     PERIOD    AVERAGE NET
                  OF PERIOD     INCOME     SECURITIES     INCOME        GAINS     OF PERIOD  RETURN(+)    (000)      ASSETS
                 -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------  -----------
------------------------
SHORT-TERM INVESTMENT
------------------------
CLASS B
1995...........   $    9.98    $    0.53    $    0.07    $   (0.53)          --   $   10.05    6.13%   $   2,043      1.05%
1994...........       10.03         0.33        (0.05)       (0.33)          --        9.98    2.85          769      1.05
1993...........       10.01         0.28         0.01        (0.27)          --       10.03    2.90          205      1.05
1992(1)........       10.00         0.25         0.03        (0.25)   $   (0.02)      10.01    3.23*         193      1.05
--------------
FIXED INCOME
--------------
CLASS B
1995...........   $    9.44    $    0.56    $    1.04    $   (0.56)          --   $   10.48   17.36%       5,844      1.05%
1994...........       10.68         0.56        (1.18)       (0.56)   $   (0.06)       9.44   (5.90)       5,525      1.05
1993...........       10.38         0.58         0.52        (0.58)       (0.22)      10.68   10.76        6,519      1.05
1992(1)........       10.00         0.47         0.44        (0.47)       (0.06)      10.38   11.39*       1,214      1.05
----------------------
NEW JERSEY MUNICIPAL
----------------------
CLASS B
1995...........   $    9.93    $    0.44    $    0.86    $   (0.44)          --   $   10.79   13.30%   $  25,954      0.66%
1994...........       10.85         0.45        (0.92)       (0.45)          --        9.93   (4.35)      21,195      0.52
1993...........       10.29         0.46         0.56        (0.46)          --       10.85   10.09       22,061      0.45
1992(2)........       10.00         0.29         0.29        (0.29)          --       10.29    8.29*       5,424      0.62
-----------------------------
INTERMEDIATE-TERM GOVERNMENT
-----------------------------
CLASS B
1995...........   $    9.51    $    0.51    $    0.86    $   (0.51)          --   $   10.37   14.71%   $   3,665      1.05%
1994...........       10.53         0.49        (1.01)       (0.49)   $   (0.01)       9.51   (5.09)       2,372      1.05
1993...........       10.24         0.49         0.31        (0.49)       (0.02)      10.53    7.94        4,903      1.05
1992(1)........       10.00         0.39         0.25        (0.39)       (0.01)      10.24    7.86*       2,190      1.05
-----------------------
PENNSYLVANIA MUNICIPAL
-----------------------
CLASS B
1995...........   $    9.55    $    0.38    $    0.67    $   (0.38)          --   $   10.22   11.15%   $     269      1.05%
1994...........       10.17         0.33        (0.62)       (0.33)          --        9.55   (2.83)         336      1.05
1993(3)........        9.98         0.20         0.19        (0.20)          --       10.17    6.28*         289      1.05
------
GNMA
------
CLASS B
1995...........   $    8.84    $    0.58    $    1.08    $   (0.57)          --   $    9.93   19.24%   $   1,761      1.05%
1994...........        9.85         0.50        (1.00)       (0.50)       (0.01)       8.84   (5.05)       1,853      1.05
1993(4)........       10.01         0.31        (0.16)       (0.31)          --        9.85    2.31*       2,633      1.05

                                RATIO OF      RATIO OF
                               EXPENSES TO   NET INCOME
                  RATIO OF     AVERAGE NET   TO AVERAGE
                 NET INCOME      ASSETS      NET ASSETS   PORTFOLIO
                 TO AVERAGE    (EXCLUDING    (EXCLUDING   TURNOVER
                 NET ASSETS     WAIVERS)      WAIVERS)      RATE
                 -----------  -------------  -----------  ---------
---------------------
SHORT-TERM INVESTMENT
---------------------
CLASS B
1995...........        5.27%         1.22%         5.10%      64.85%
1994...........        3.50          1.20          3.35       68.39
1993...........        2.09          1.13          2.01       81.92
1992(1)........        3.14          1.26          2.93       68.15
--------------
FIXED INCOME
--------------
CLASS B
1995...........        5.58%         1.16%         5.47%      35.49%
1994...........        5.65          1.15          5.55       15.24
1993...........        5.24          1.13          5.16       49.49
1992(1)........        5.93          1.20          5.78       23.86
---------------------
NEW JERSEY MUNICIPAL
---------------------
CLASS B
1995...........        4.18%         1.18%         3.66%       2.83%
1994...........        4.40          1.18          3.74       16.81
1993...........        4.34          1.23          3.54       23.83
1992(2)........        4.44          1.39          3.67       02.23
-----------------------------
INTERMEDIATE-TERM GOVERNMENT
-----------------------------
CLASS B
1995...........        5.08%         1.30%         4.83%      68.29%
1994...........        4.83          1.20          4.68       40.27
1993...........        4.59          1.23          4.41       31.69
1992(1)........        5.00          1.36          4.69       12.38
-----------------------
PENNSYLVANIA MUNICIPAL
-----------------------
CLASS B
1995...........        3.80%         1.55%         3.30%      36.92%
1994...........        3.42          1.92          2.55       38.20
1993(3)........        3.24          1.48          2.81       16.51
------
GNMA
------
CLASS B
1995...........        6.05%         1.37%         5.73%       9.69%
1994...........        5.47          1.22          5.30      102.77
1993(4)........        4.70          1.29          4.46      252.73




------------------



    *      Annualized
   (+)     Total Return does not reflect sales loads on Class B shares.
   (1)     The Short-Term Investment, Fixed Income and the Intermediate-Term Government Securities Fund's commenced operations on
           April 1, 1992. Ratios for this period have been annualized.
   (2)     The New Jersey Municipal Securities Fund commenced operations on May 4, 1992. Ratios for this period have been annualized.
   (3)     The Pennsylvania Municipal Securities Fund -- Class B commenced operations on May 13, 1993. Ratios for this period have been annualized.
   (4)     The GNMA Fund -- Class B commenced operations on May 5, 1993. Ratios for this period have been annualized.

7

THE TRUST


THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in one of fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided, proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities and GNMA Funds (each of these, a 'Fund'). Each of the Funds is a diversified mutual fund except for the New Jersey and Pennsylvania Municipal Securities Funds, which are non-diversified mutual funds. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE 'INVESTMENT OBJECTIVES AND POLICIES--RISK FACTORS; ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES; ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES.'

A SALES CHARGE IS IMPOSED BY ALL FUNDS AT THE TIME OF PURCHASE. SEE 'PURCHASE OF SHARES
--OTHER INFORMATION REGARDING PURCHASES.'

INVESTMENT OBJECTIVES AND POLICIES

THE SHORT-TERM INVESTMENT FUND


The investment objective of this Fund is to provide a high level of total return, primarily through current income, consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.



At least 65% of the Fund's assets will be invested in (i) bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book entry system ('U.S. Treasury obligations') (ii) obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. Government; (iii) corporate debt obligations rated in one of the three highest rating categories by a nationally recognized statistical rating organization ('NRSRO') or determined by the Advisor to be of comparable quality at the time of investment; (iv) commercial paper rated in the highest short-term rating category by an NRSRO or determined by the Advisor to be of comparable quality at the time of investment; (v) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; (vi) securities of the government of Canada and its provincial and local governments; (vii) custodial receipts evidencing separately traded interest and principal component parts of U.S. Treasury obligations; and (viii) repurchase agreements involving such securities. Of this amount, the Fund may, for temporary defensive purposes, invest up to 35% of its assets in commercial paper rated in one of the two highest short-term rating categories or determined by the Advisor to be of comparable quality at the time of investment. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings. In addition, the Fund may invest in corporate bonds and debentures and commercial paper issued by foreign issuers.



The remaining 35% of the Fund's assets may be invested in (i) mortgage-backed securities consisting of collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories by an NRSRO and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables rated in one of the top two rating categories by an NRSRO.


The Fund will maintain a dollar-weighted average maturity of three years or less.

8


THE FIXED INCOME FUND

The investment objective of this Fund is to provide a high level of total return, primarily through current income and capital appreciation, consistent with preservation of capital. There is no assurance that the investment objective will be met. The Fund may not invest in certain securities that may earn a higher return but which are more volatile and riskier than the Fund's permitted investments.

The Fund will be invested in the same investments, and its assets subject to the same restrictions, as the Short-Term Investment Fund, although the actual composition of the two Funds will normally differ substantially due to maturity considerations.


The Fund expects to maintain a dollar-weighted average maturity that will not exceed fifteen years. The Advisor may vary this maturity substantially in anticipation of a change in the interest rate environment.


THE NEW JERSEY MUNICIPAL SECURITIES FUND


The investment objective of this Fund is to provide current income exempt from both federal and New Jersey income taxes, consistent with preservation of capital. There is no assurance that the investment objective will be met.



The New Jersey Municipal Securities Fund will invest at least 80% of its net assets in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from federal income tax (collectively, 'Municipal Securities'). Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from the New Jersey gross income tax ('New Jersey Municipal Securities'). The Fund will primarily purchase (i) municipal bonds rated in one of the three highest rating categories by an NRSRO; (ii) municipal notes rated in one of the two highest rating categories by an NRSRO; (iii) commercial paper either rated in one of the two highest short-term rating categories by an NRSRO; (iv) any of the foregoing determined by the Advisor to be of comparable quality at the time of investment; or (v) securities of closed-end investment companies traded on a national securities exchange. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.


The New Jersey Municipal Securities Fund reserves the right to engage in 'put' transactions although it has no present intention to do so. In addition, the Advisor has discretion to invest up to a total of 20% of the Fund's assets in taxable money market instruments (including repurchase agreements) and securities subject to the federal alternative minimum tax. However, the Fund generally intends to be fully invested in securities exempt from federal income tax.


The New Jersey Municipal Securities Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ('RIC') under the Internal Revenue Code of 1986, as amended (the 'Code').

THE PENNSYLVANIA MUNICIPAL SECURITIES FUND

The investment objective of this Fund is to provide current income exempt from both federal and Pennsylvania income taxes, consistent with preservation of capital. There is no assurance that this investment objective will be met.


At least 80% of the Fund's assets will be invested in Municipal Securities. Under normal circumstances, except when acceptable securities are unavailable as determined by the Advisor, at least 65% of the Fund's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel for the issuer, is exempt from Pennsylvania income tax ('Pennsylvania Municipal Securities'). The Fund may invest up to 10% of its assets in securities the income tax from which is subject to the federal alternative minimum tax.



Municipal Securities that the Fund may purchase include (i) municipal bonds which are rated BBB or better by Standard & Poor's Rating Group ('S&P') or Baa or better by Moody's Investor Service, Inc. ('Moody's') at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; (ii) municipal notes which are rated at least SP-1 by S&P or MIG-1 or V-MIG-1 by Moody's at the time of investment or, if not rated, determined by the Advisor to be of comparable quality; and (iii) tax-exempt commercial paper rated at least A-1 by S&P

9


or Prime-1 by Moody's at the time of investment or, if not rated, determined by the Adviser to be of comparable quality. Bonds rated BBB by S&P or Baa by Moody's have speculative characteristics. Municipal securities owned by the Fund which become downgraded below the prescribed investment quality shall be sold at a time when, in the judgment of the Adviser, the sale is in the best interest of the Fund.



The Fund may invest in commitments to purchase such securities on a 'when issued' basis, and reserves the right to engage in 'put' transactions. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. Although permitted to do so, the Fund has no present intention to invest in repurchase agreements or purchase securities subject to the federal alternative minimum tax.


The Fund expects to maintain a dollar-weighted average portfolio maturity of less than fifteen years.


The Pennsylvania Municipal Securities Fund is a non-diversified investment company which means that more than 5% of its assets may be invested in each of one or more issuers. Since a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company ('RIC') under the Internal Revenue Code of 1986, as amended (the 'Code').


THE INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

The objective of this Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the investment objective will be met.

The Fund will be fully invested in U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by the agencies and instrumentalities of the U.S. Government. The Fund will maintain a dollar-weighted average maturity of three to ten years. Under normal circumstances, the Advisor anticipates that the Fund's dollar-weighted average maturity will be approximately five years; however, the Advisor may vary this average maturity substantially in anticipation of a change in the interest rate environment.

THE GNMA FUND

The investment objective of this Fund is to provide the highest level of current income consistent with preservation of principal and a high degree of liquidity. There is no assurance that the investment objective will be met.

The Fund invests primarily in mortgage pass-through securities with at least 65% of its total assets generally being invested in instruments issued by GNMA. The balance of the Fund's assets may consist of: (i) U.S. Treasury obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. Government; (iii) repurchase agreements involving any of such obligations; and (iv) shares of money market investment companies investing exclusively in such obligations. The Fund intends to maintain a reasonable cash position in money market instruments which meet the foregoing criteria so as to provide a high degree of liquidity.


GENERAL INVESTMENT POLICIES


For temporary defensive purposes when the Advisor determines that market conditions warrant, each Fund (except the GNMA Fund) may invest up to 100% of its assets in the money market instruments described as permissible investments for the Short-Term Investment Fund and may hold a portion of its assets in cash. For temporary defensive purposes when the Advisor determines that market conditions warrant, the GNMA Fund may invest up to 100% of its assets in those money market instruments which are among its permitted investments. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.



Each of the Funds except the New Jersey and Pennsylvania Municipal Securities Funds may purchase mortgage-backed securities issued or guaranteed as to payment of principal and interest by the United States Government, its agencies or instrumentalities. The Short-Term Investment and Fixed Income Funds may also invest in mortgage-backed securities issued by private issuers rated in one of the two highest rating categories and backed by mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The principal governmental issuers or guarantors of mortgage-backed securities are GNMA, the Federal National Mortgage Association ('FNMA') and the Federal Home Loan Mortgage Corporation ('FHLMC'). The GNMA Fund may purchase mortgage pass-throughs, notes or debentures directly issued and guaranteed by GNMA, FNMA, FHLMC and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only. The Funds may purchase mortgage-backed securities that are backed or collateralized by fixed, adjustable or floating rate mortgages.


Each of the Funds may invest in floating or variable rate obligations and may purchase securities on a when-issued basis. In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so.

If after purchase the rating of a security held by a Fund drops below investment quality, such security

10


shall be sold at a time when, in the judgment of the Advisor, it is not in the Fund's interest to continue to hold such security. For a description of each Fund's permitted investments and the ratings listed above, see the 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments,' and 'Description of Ratings' in the Statement of Additional Information.


RISK FACTORS


The market value of each Fund's fixed income investments will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Fund's net asset value.



Mortgage-backed securities are subject to prepayment of the underlying mortgages. During periods of declining interest rates, prepayment of mortgages underlying these securities can be expected to accelerate. When the mortgage-backed securities held by a Fund are prepaid, the Fund must reinvest the proceeds in securities, the yield of which reflects prevailing interest rates. Thus, mortgage-backed securities may not be an effective means of locking in long-term interest rates for a Fund.


Investments in securities of foreign issuers may subject the Short-Term Investment and Fixed Income Funds to different risks than those attendant to investments in securities of U.S. issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.

ADDITIONAL RISK FACTORS FOR NEW JERSEY MUNICIPAL SECURITIES

New Jersey Municipal Securities are primarily issued by or on behalf of the state of New Jersey, its political subdivisions, agencies and instrumentalities. The concentration in obligations of New Jersey issuers by the New Jersey Municipal Securities Fund subjects the Fund to special investment risks. In particular, changes in economic conditions and governmental policies of the State of New Jersey and its municipalities could adversely affect the value of the Fund and the securities held by it. For a further description of these risks, see 'New Jersey Municipal Securities' in the Statement of Additional Information.

ADDITIONAL RISK FACTORS FOR PENNSYLVANIA MUNICIPAL SECURITIES


Under normal conditions the Fund will be fully invested in obligations which produce interest income exempt from federal income tax and Pennsylvania state income tax. Accordingly, the Fund will have considerable investments in Pennsylvania Municipal Securities. As a result, the Fund will be more susceptible to factors that adversely affect issuers of Pennsylvania obligations than a mutual fund which does not have as great a concentration in Pennsylvania Municipal Securities.


An investment in the Fund will be affected by the many factors that affect the financial condition of the Commonwealth of Pennsylvania. For example, financial difficulties of the Commonwealth, its counties, municipalities and school districts that hinder efforts to borrow and lower credit ratings are factors which may affect the Fund. See 'Pennsylvania Municipal Securities' in the Statement of Additional Information.

FUND TURNOVER

Under normal circumstances, it is anticipated that the annual portfolio turnover rate for each Fund will not exceed 100%.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. In addition, it is a fundamental policy of the New Jersey and Pennsylvania Municipal Securities Funds to invest at least 80% of total assets in Municipal Securities. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

11

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer provided, however, that this limitation does not apply to the New Jersey Municipal Securities or Pennsylvania Municipal Securities Funds. This restriction applies to 75% of each Fund's total assets.


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities or to investments in tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; and (ii) financial services companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



Robert B. Lowe is a Vice President of the Advisor and currently manages the Short-Term Investment, Fixed Income, and GNMA Funds. Mr. Lowe has managed the Short-Term Investment and Fixed Income Funds since their inception in April, 1992. He has managed the GNMA Fund since its inception in May, 1993. Mr. Lowe has investment responsibility for equity and fixed income portfolios in the Princeton Investment Office and joined United Jersey Bank in 1989.



Randolph E. Lestyk has managed the Pennsylvania Municipal Securities Fund since September, 1994. Mr. Lestyk is a Vice President and Regional Manager of the Advisor. Mr. Lestyk manages the investment function in Pennsylvania and has responsibility for both equity and fixed income portfolios. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.


Charlene P. Palmer is a Vice President of the Advisor and has managed the New Jersey Municipal Securities Fund since its inception in May, 1992. Mrs. Palmer's experience has emphasized tax-exempt bonds. She joined United Jersey Bank in 1981.

Frances M. Tendall is a Vice President and Regional Manager (Princeton) of the Advisor. Mrs. Tendall has managed the Intermediate-Term Government Securities Fund since its inception in April, 1992 and co-manages the U.S. Treasury Securities Money Market Fund. Mrs. Tendall joined United Jersey Bank in 1982 and is currently responsible for managing both equity and fixed income portfolios.


The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of each Fund. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class B shares of each Fund to 1.05%. For the fiscal year ended December 31, 1995, each

12


Fund paid the Adviser the following advisory fee (shown as a percentage of its average daily net assets): Short-Term Investment Fund, .43%; Fixed Income Fund,
 .50%; New Jersey Municipal Securities Fund, .15%; Pennsylvania Municipal Securities Fund, .19%; Intermediate-Term Government Securities Fund, .35%; and GNMA Fund, .27%. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.



United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it will provide all securities safekeeping services as required by the Funds and the Investment Company Act of 1940, as amended. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting, all necessary office space, equipment, personnel and facilities.


The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund. The Administrator has agreed to waive all or a portion of its fees in order to limit the total operating expenses of Class B shares of the New Jersey Municipal Securities Fund and the Pennsylvania Municipal Securities Fund to .80%. The Administrator reserves the right to terminate its fee waiver at any time in its sole discretion.


THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.


The Class B shares of each Fund have a distribution plan dated February 28, 1992 and, for the Pennsylvania Municipal Securities and GNMA Fund, April 30, 1993 ('Class B Plan'). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward:
a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.



Class A shares of each Fund are offered without distribution fees or sales loads
(i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals or institutions may offer different classes of shares of the Funds to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals or institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.

13

PURCHASE OF SHARES


Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with the Distributor. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.


Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.


Generally, a purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time, on such Business Day.


PURCHASES THROUGH INTERMEDIARIES

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

DIRECT PURCHASES

By Mail


Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to 'The Pillar Funds (Fund Name),' P.O. Box 8523, Boston MA 02266-8523. Orders by mail will be executed upon receipt of payment. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above listed address.



Account Application forms can be obtained by calling the Distributor at 1-800-932-7782.


By Telephone or by Wire


If your Account Application has been previously received, you may also purchase shares by telephone or by wire. To buy shares by telephone or by wire, call the Distributor toll-free at 1-800-932-7782. Shares cannot be purchased by Federal Reserve wire on days which the New York Stock Exchange is closed and on federal holidays upon which wire transfers are restricted.


Automatic Investment Plan (AIP)


A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ('ACH') wire transfer from a checking account by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. An Optional Service Form may be obtained by contacting the Distributor at 1-800-932-7782.


OTHER INFORMATION REGARDING PURCHASES

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the 'offering price').

Orders by telephone will not be executed until payment has been received. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. No certificates representing shares will be issued.


The net asset value per Class B share of each Fund is determined by dividing the total market value of the Fund's investments and other assets that are allocated to Class B shares, less any liabilities that are allocated to Class B shares, by the total outstanding Class B shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to the Class B shares.


The following table shows the regular sales charge on Class B shares of the Fixed Income and Intermediate Term Government Securities Funds to a 'single purchaser' (defined below) together with the reallowance paid to dealers and the agency commission paid to brokers:

14


                                                         REALLOWANCE
                                          SALES              AND
                          SALES         CHARGE AS         BROKERAGE
                       CHARGE AS A     PERCENTAGE       COMMISSION AS
                       PERCENTAGE        OF NET         PERCENTAGE OF
     AMOUNT OF         OF OFFERING       AMOUNT           OFFERING
      PURCHASE            PRICE         INVESTED            PRICE
--------------------  -------------  ---------------  -----------------
$0-99,999                  4.00%           4.17%             3.50%
$100,000-249,999           3.00%           3.10%             2.70%
$250,000-499,999           2.00%           2.05%             1.80%
$500,000-999,999           1.00%           1.01%             0.90%
$1,000,000 and above       0.00%           0.00%             0.00%


The following table shows the regular sales charge on Class B Shares for the GNMA Fund to a 'single purchaser' (defined below) together with the reallowance paid to dealers and the agency commission paid to brokers:


                                                         REALLOWANCE
                                          SALES              AND
                          SALES         CHARGE AS         BROKERAGE
                       CHARGE AS A     PERCENTAGE       COMMISSION AS
                       PERCENTAGE        OF NET         PERCENTAGE OF
     AMOUNT OF         OF OFFERING       AMOUNT           OFFERING
      PURCHASE            PRICE         INVESTED            PRICE
--------------------  -------------  ---------------  -----------------
$0-249,999                 3.00%           3.10%             2.70%
$250,000-499,999           2.00%           2.05%             1.80%
$500,000-999,999           1.00%           1.01%             0.90%
$1,000,000 and above       0.00%           0.00%             0.00%


The following table shows the regular sales charge on Class B shares of the Short-Term Investment, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds to a 'single purchaser' (defined below) together with the reallowance paid to dealers and the agency commission paid to brokers:


                                                         REALLOWANCE
                          SALES                              AND
                       CHARGE AS A   SALES CHARGE AS      BROKERAGE
                       PERCENTAGE      PERCENTAGE       COMMISSION AS
     AMOUNT OF         OF OFFERING    OF NET AMOUNT     PERCENTAGE OF
      PURCHASE            PRICE         INVESTED       OFFERING PRICE
--------------------  -------------  ---------------  -----------------
$0-999,999                1.00%           1.01%             0.90%
$1,000,000 and above      0.00%           0.00%             0.00%



The commissions shown in the tables apply to sales through financial institutions. Under certain circumstances, some financial institutions, including United Jersey Bank and its affiliates, will be reallowed the entire sales charge imposed on purchases of Class B shares and may, therefore, be deemed to be 'underwriters' under the Securities Act of 1933, as amended. Commission rates may vary among the Funds.


Right of Accumulation

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a 'single purchaser' is entitled to cumulate current purchases with the net purchases of previously purchased shares of the Fund and other portfolios of The Pillar Funds ('Eligible Funds') which are sold subject to a sales charge.


The term 'single purchaser' refers to (i) an individual, (ii) an individual and spouse purchasing shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the ages of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.


Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a 'single purchaser' may purchase shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

Other Circumstances


No sales charge is imposed on shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor for their own account or for retirement plans for their employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to investors who are present or retired employees of United Jersey Bank or one of its affiliates; (iv) sold to investors who are present employees of any entity which is a current service provider to the Trust; or (v) sold to any individual who has entered into an Investment Strategy Account Agreement with United Jersey Bank, its affiliates or correspondent banks.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

15

EXCHANGES


Some or all of the shares of the Funds for which payment has been received (i.e., an established account) may be exchanged for shares at their net asset value, of other Funds within the Trust with similar, lower or no sales loads. Exchanges will be made only after instructions in writing or by telephone (an 'Exchange Request') are received for an established account by the Distributor.


Shareholders may effect exchanges of shares directly through the Distributor. Additionally, Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor exchanges of shares held in Fund accounts. Shareholders wishing to effect an exchange with the assistance of an Intermediary should contact that Intermediary for information about exchange procedures and cut-off times.


If an Exchange Request in good order is received by the Distributor by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any Shareholder or customer who wishes to make an exchange must have received a current prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.


A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the 'Shareholder Services' section of the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed without charge on any Business Day at their net asset value. Redemption requests received in good order by 4:00 p.m., Eastern time, will be effective on the Business Day received. Requests received after 4:00 p.m. will be effective on the next Business Day.

REDEMPTIONS THROUGH INTERMEDIARIES

Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor redemptions of shares held in Fund accounts. Shareholders wishing to effect a redemption with the assistance of an Intermediary should contact that Intermediary for information about redemption procedures and cut-off times.

DIRECT REDEMPTIONS

Shares may be redeemed directly through the Distributor by mail, by telephone or by wire.

By Mail


A written request for redemption must be received by the Distributor in order to constitute a valid request for redemption. The Distributor may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to the Distributor. There is no charge for having redemption requests mailed to a designated bank account.


By Telephone


Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective. Wire redemption requests may be made by the Shareholder by calling the Distributor at 1-800-932-7782. A $10.00 wire redemption charge will be added to the amount of the redemption. Shareholders may not close their accounts by telephone.


Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are

16

genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

Systematic Withdrawal Plan (SWP)


The Funds offer a Systematic Withdrawal Plan which may be utilized by Shareholders who wish to receive regular distribution from their account. Upon commencement of the SWP, the account must have a current value of $1,000 or more. Shareholders may elect to receive automatic payment by check or ACH wire transfer of $50 or more on a monthly or quarterly basis. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.


OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, as described above. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption.

At various times, any Fund may be requested to redeem shares for which it has not yet received good payment in connection with their purchase. In such circumstances, the forwarding of redemption proceeds may be delayed until such payment has been collected. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of any Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $1,000.

See 'Purchase and Redemption of Shares' in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE


From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.


The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. Each Fund's performance may be compared to other funds or to relevant indices which may calculate total return without reflecting sales charges, in which case a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations.


The New Jersey and Pennsylvania Municipal Securities Funds may also advertise a 'tax-equivalent yield,' which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax

17

equivalent of the respective Fund's yield, assuming certain tax brackets for a Shareholder.


The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to the distribution expenses and sales loads charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load and distribution expenses paid on Class B shares.



A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; of (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded RICs under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions also will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.

Certain securities purchased by the Funds (such as STRIPS, TRs, TIGRs and CATS, defined under 'Description of Permitted Investments') are sold at original issue discount and thus do not make periodic cash interest payments. A Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell portfolio securities to distribute such accreted income which may occur at a time when the Advisor would not

18

have chosen to sell such securities and which may result in a taxable gain or loss.


Interest received on direct U.S. Government obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from a Fund provided certain conditions are satisfied. Each Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax-exempt in their particular states.



Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.


Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


Income derived by a Fund from obligations of foreign issuers may be subject to foreign withholding taxes. The Fund will not be able to elect to treat Shareholders as having paid their proportionate share of such foreign taxes.

ADDITIONAL CONSIDERATIONS FOR THE NEW JERSEY MUNICIPAL SECURITIES AND PENNSYLVANIA MUNICIPAL SECURITIES FUNDS


The New Jersey and Pennsylvania Municipal Securities Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective Shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay 'exempt-interest dividends' to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a Shareholder's gross income for federal income tax purposes, but may have federal alternative minimum tax consequences. See the Statement of Additional Information.



Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of 'exempt-interest dividends.'



Interest on indebtedness incurred or continued by a Shareholder in order to purchase or carry shares of the New Jersey Municipal Securities Fund or the Pennsylvania Municipal Securities Fund is not deductible for federal income tax purposes. Furthermore, these Funds may not be an appropriate investment for persons (including corporations and other business entities) who are 'substantial users' (or persons related to 'substantial users') of facilities financed by industrial

19

development private activity bonds. Such persons should consult their tax advisers before purchasing shares. A 'substantial user' is defined generally to include 'certain persons' who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

NEW JERSEY TAX CONSIDERATIONS


Investors of the New Jersey Municipal Securities Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ('Federal Securities') held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the Securities and Exchange Commission; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.


For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable.

Gain on the disposition of Shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for a qualified investment fund set forth above.

PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and the Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the Pennsylvania Municipal Securities Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.


Distributions paid by the Fund which are excludable as exempt income for federal tax purposes are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's capital stock value subject to the Commonwealth's capital stock or franchise tax.


Shares purchased as an investment in the Pennsylvania Municipal Securities Fund are exempt from Pennsylvania county personal property taxes and (as to residents of Pittsburgh) from personal property taxes imposed by the City of Pittsburgh and

20

the School District of Pittsburgh to the extent that the Fund's investments consist of obligations which are themselves exempt from taxation in Pennsylvania.

The Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania personal income tax.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.



From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.


TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by a board of trustees (the 'Trustees') under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

21

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS

Each Fund declares dividends of substantially all of its net investment income (exclusive of capital gains) daily and distributes such dividends on or about the first Business Day of the following month. Shares purchased begin earning dividends on the Business Day after payment is received by the Custodian. If any capital gain is realized, substantially all of it will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of each Fund are paid on a per-share basis. The amount of dividends payable on Class B shares will be less than the dividends payable on the Class A shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain of the permitted investments for the
Funds:

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Asset-backed securities are not issued or guaranteed by the United States Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.



BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.



CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.



COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls), swap

22

agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any investment policies and limitations applicable to their use.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment or mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations ('CMOs'):

CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.



REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage

23

participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.

Stripped Mortgage-Backed Securities ('SMBs'):

SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (tolls from a toll bridge, for example). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Municipal securities include municipal notes and municipal bonds.

Municipal securities include municipal notes and municipal bonds. Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to

24


return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.



RECEIPTS--Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.


STANDBY COMMITMENTS AND PUTS--Securities subject to standby commitments or puts permit the holder thereof to sell the securities at a fixed price prior to maturity. Securities subject to a standby commitment or put may be sold at any time at the current market price. However, unless the standby commitment or put was an integral part of the security as originally issued, it may not be marketable or assignable; therefore, the standby commitment or put would only have value to a Fund owning the security to which it relates. In certain cases, a premium may be paid for a standby commitment or put, which premium will have the effect of reducing the yield otherwise payable on the underlying security. A Fund will limit standby commitment or put transactions to institutions believed to present minimal credit risk.


TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.


U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.


U.S. TREASURY OBLIGATIONS--Bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').


VARIABLE OR FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be

25

considered illiquid if there is no secondary market for such security.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (DEBT SECURITIES)--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

26

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................       2    The Shareholder Servicing Agent.....................       13
Expense Summary.....................................       4    The Distributor.....................................       13
Financial Highlights................................       6    Purchase of Shares..................................       13
The Trust...........................................       7    Redemption of Shares................................       16
Investment Objectives and Policies..................       7    Performance.........................................       17
Investment Limitations..............................      11    Taxes...............................................       18
The Advisor.........................................      12    General Information.................................       21
The Administrator...................................      13    Description of Permitted Investments................       22

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK


THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds (collectively, the 'Funds'; individually, a 'Fund'):

      O EQUITY VALUE FUND
      O EQUITY INCOME FUND
      O MID CAP VALUE FUND
      O BALANCED GROWTH FUND
      O INTERNATIONAL GROWTH FUND

                                    CLASS A


The Trust's Class A Shares are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to any individual or institution (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individual or institution in a fiduciary, agency, custodial or other representative capacity, if such individual or institution is able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity (persons who own Class A shares of a Fund are referred to herein as 'Shareholders').



 CLASS A SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996

CLASS A

2
                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS A SHARES OF THE TRUST'S EQUITY VALUE FUND, EQUITY INCOME FUND, MID CAP VALUE FUND, BALANCED GROWTH FUND AND INTERNATIONAL GROWTH FUND (COLLECTIVELY, THE 'FUNDS'; INDIVIDUALLY, A 'FUND').

    What are the Investment Objectives? The investment objectives of the respective Funds are as follows: the Equity Value and Mid Cap Value Funds--growth of both capital and income; the Equity Income Fund--growth of capital consistent with an emphasis on current income; the Balanced Growth Fund--growth of capital consistent with current income; and the International Growth Fund--long-term capital growth. There is no assurance that a Fund will meet its investment objective. See 'Investment Objectives and Policies.'


    What are the Permitted Investments? The Equity Value, Equity Income and Mid Cap Value Funds each invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ('ADRs'). The Balanced Growth Fund invests in the securities described above and certain fixed income and money market securities. The International Growth Fund invests primarily in equity securities of non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) debt securities and preferred stocks convertible into common stocks; and (iv) ADRs, European Depositary Receipts ('EDRs'), Continental Depositary Receipts ('CDRs') and Global Depositary Receipts ('GDRs'). The International Growth Fund may also invest in foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Value Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Balanced Growth and International Growth Funds are subject to market and interest rate fluctuations that affect the value of their fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The International Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See 'Investment Objectives and Policies,' 'General Investment Policies,' 'Risk Factors,' and 'Description of Permitted Investments.'



    Who are the Advisor and Sub-Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. Wellington Management Company serves as the Sub-Advisor for the International Growth Fund. See 'The Advisor' and 'The Sub-Advisor.'


    Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust. See 'The Shareholder Servicing Agent.'

    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. See 'The Distributor.'

    How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order prior to 4:00 p.m., Eastern time. However, an order may be cancelled if the Custodian

3

does not receive federal funds before 12:00 noon, Eastern time, on the next Business Day. Redemption orders must be placed prior to 4:00 p.m., Eastern time, on any Business Day for the order to be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See 'Purchase and Redemption of Shares.'

    How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

4

                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES                                                CLASS A
(As a percentage of average net assets)


                                                              EQUITY       EQUITY        MID CAP       BALANCED      INTERNATIONAL
                                                               VALUE       INCOME         VALUE         GROWTH          GROWTH
                                                               FUND         FUND          FUND           FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)(2)...................     .48%         .45%          .45%           .44%            .75%
Other Expenses(2).........................................     .32%         .35%          .35%           .36%            .75%
-----------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)...........     .80%         .80%          .80%           .80%           1.50%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class A shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than .80% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class A shares of the International Growth Fund to not more than 1.50% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Advisory fees and Other Expenses for the International Growth Fund have been restated to reflect current expenses.



(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.07%, 1.10%, 1.10%, 1.11% and 1.75%, respectively, of such Funds' average daily net assets. Additional information may be found under 'The Advisor,' 'The Sub-Advisor,' 'The Administrator' and 'The Distributor.'


EXAMPLE
--------------------------------------------------------------------------------

                                                                                    1 YR.        3 YRS.       5 YRS.
---------------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
  Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds...........   $ 8           $26          $44
  International Growth Fund......................................................   $15           $47          $82
--------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

                                                                                     10 YRS.
---------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:
  Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds...........     $ 99
  International Growth Fund......................................................     $179
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class A shares. The Trust also offers Class B shares of each Fund which are subject to the same expenses except for a sales load and certain distribution costs. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under 'The Advisor,' 'The Sub-Advisor,' 'The Administrator' and 'The Distributor.'

5

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' Additional performance information is contained in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                            REALIZED
                                               AND                                                         NET
                  NET ASSET                UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS                      ASSETS     RATIO OF
                    VALUE         NET       GAINS OR     FROM NET       FROM      NET ASSET              END OF    EXPENSES TO
                  BEGINNING   INVESTMENT    LOSSES ON   INVESTMENT     CAPITAL    VALUE END    TOTAL     PERIOD    AVERAGE NET
                  OF PERIOD     INCOME     SECURITIES     INCOME        GAINS     OF PERIOD  RETURN(+)    (000)      ASSETS
                 -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------  -----------
-------------
EQUITY VALUE
-------------
CLASS A
1995...........   $   10.19    $    0.25    $    3.46    $   (0.25)   $   (0.84)  $   12.81    36.71%   $  82,677        0.80%
1994...........       11.10         0.21        (0.83)       (0.21)       (0.08)      10.19    (5.61)      61,407        0.80
1993...........       10.64         0.18         0.46        (0.18)          --       11.10     6.12       67,383        0.80
1992(1)........       10.00         0.14         0.64        (0.14)          --       10.64    10.51*      62,116        0.80
---------------
EQUITY INCOME
---------------
CLASS A
1995...........   $   10.26    $    0.31    $    3.29    $   (0.31)   $   (0.48)  $   13.07    35.55%   $  44,202        0.80%
1994...........       11.17         0.32        (0.81)       (0.32)       (0.10)      10.26    (4.42)      34,514        0.80
1993...........       10.72         0.29         0.80        (0.29)       (0.35)      11.17    10.27       38,237        0.80
1992(1)........       10.00         0.22         0.72        (0.22)          --       10.72    12.72*      32,538        0.80
---------------------
MID CAP VALUE FUND
---------------------
CLASS A
1995...........   $   10.83    $    0.15    $    1.95    $   (0.15)   $   (0.23)  $   12.55    19.49%   $  42,375        0.80%
1994...........       12.32         0.12        (1.27)       (0.12)       (0.22)      10.83    (9.34)      33,448        0.80
1993...........       10.99         0.11         1.33        (0.11)          --       12.32    13.22       35,648        0.80
1992(1)........       10.00         0.07         0.99        (0.07)          --       10.99    14.30*      29,507        0.80
------------------
BALANCED GROWTH
------------------
CLASS A
1995...........   $    9.91    $    0.44    $    2.27    $   (0.44)   $   (0.13)  $   12.05    27.76%   $  32,145        0.80%
1994...........       10.78         0.37        (0.86)       (0.38)          --        9.91    (4.61)      26,921        0.80
1993...........       10.35         0.38         0.43        (0.38)          --       10.78     7.89       25,712        0.80
1992(1)........       10.00         0.29         0.34        (0.28)          --       10.35     8.53*      16,899        0.80
----------------------
INTERNATIONAL GROWTH
----------------------
CLASS A
1995(2)........   $   10.00    $    0.03    $    0.75    $   (0.02)   $   (0.02)  $   10.74     7.81% $   9,990        1.50%*

                                RATIO OF      RATIO OF
                               EXPENSES TO   NET INCOME
                  RATIO OF     AVERAGE NET   TO AVERAGE
                 NET INCOME      ASSETS      NET ASSETS    PORTFOLIO
                 TO AVERAGE    (EXCLUDING    (EXCLUDING    TURNOVER
                 NET ASSETS     WAIVERS)      WAIVERS)       RATE
                 -----------  -------------  -----------  -----------
-------------
EQUITY VALUE
---------------
CLASS A
1995...........        2.08%         1.07%         1.81%       61.88%
1994...........        1.92          1.06          1.66        44.98
1993...........        1.74          1.07          1.47        89.91
1992(1)........        1.82          1.10          1.52        45.68
---------------
EQUITY INCOME
---------------
CLASS A
1995...........        2.61%         1.10%         2.31%       42.97%
1994...........        2.96          1.08          2.68        37.76
1993...........        2.65          1.10          2.35        89.89
1992(1)........        2.88          1.14          2.54        58.41
-------------------
MID CAP VALUE FUND
-------------------
CLASS A
1995...........        1.28%         1.10%         0.98%       32.96%
1994...........        1.06          1.08          0.78        13.82
1993...........        1.03          1.10          0.73        24.49
1992(1)........        0.98          1.15          0.63        09.29
---------------
BALANCED GROWTH
---------------
CLASS A
1995...........        3.89%         1.11%         3.58%       41.63%
1994...........        3.64          1.09          3.35        27.15
1993...........        3.75          1.14          3.41        63.03
1992(1)........        3.88          1.20          3.48        82.76
---------------------
INTERNATIONAL GROWTH
---------------------
CLASS A
1995(2)........        0.79%*        2.11%*        0.18%*      14.32%




------------------



    *      Annualized
   (+)     Total Return does not reflect sales loads on Class B shares.
   (1)     The Equity Value, the Equity Income, the Mid Cap Value and the Balanced Growth Funds commenced operations on April 1,
           1992. Ratios for this period have been annualized.
   (2)     The International Growth Fund -- Class A commenced operations on May 1, 1995. Ratios for this period have been annualized.

6

THE TRUST


THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class A shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a 'Fund'). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class B shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE 'INVESTMENT OBJECTIVES AND POLICIES--RISK FACTORS.'

INVESTMENT OBJECTIVES AND POLICIES

THE EQUITY VALUE FUND

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'

THE EQUITY INCOME FUND

The investment objective of this Fund is growth of capital consistent with an emphasis on current income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'

THE MID CAP VALUE FUND

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.


The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of mid cap issuers (i.e.companies with market capitalizations ranging between $250 million and $1.5 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e. companies with market capitalizations between $100 million and $250 million at the time of purchase).


The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization

7


companies which may be subject to greater volatility than investments in companies with larger capitalizations. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'


THE BALANCED GROWTH FUND


The investment objective of this Fund is growth of capital consistent with current income. There can be no assurance that the investment objective will be met.



The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's board of trustees (the 'Trustees') at any time; however, Shareholders will be notified of any such change in advance.


The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.


The Fund may invest in the following fixed income securities: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'); corporate bonds and debentures rated in one of the three highest rating categories or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.


The Fund may invest in the following money market securities: short-term U.S. Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and banker's acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.

THE INTERNATIONAL GROWTH FUND

The investment objective of this Fund is long-term capital growth. There is no assurance that the investment objective will be met.


The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Fund will purchase equity securities, including ADRs, EDRs, CDRs and GDRs, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities of foreign or domestic issuer's public offerings, including an initial public offerings ('IPOs'). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the sub-advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e. rated in one of the four highest rating categories by a nationally recognized statistical ratings organization ('NRSRO'), such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or, if not rated, determined to be of comparable quality as determined by the sub-advisor. As part of its investment in foreign government debt securities, the Fund may invest up to 10% of its assets in such

8


foreign government debt securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the sub-advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal. In addition, the Fund may also invest in money market instruments as defined in 'General Investment Policies' below.



The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the sub-advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as 'country funds'). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.


The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ('OTC') currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and futures only on a covered basis.

In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential.


Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the sub-advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the sub-advisor evaluates the economic and political environments of the countries in which the securities are traded.



For a description of the Funds' permitted investments and the above ratings, see 'General Investment Policies,' 'Risk Factors,' and 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments' and 'Description of Ratings' in the Statement of Additional Information.


GENERAL INVESTMENT POLICIES


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Fund may invest up to 100% of its assets in the money market instruments described under 'The Balanced Growth Fund' above and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short term corporate securities rated in the highest short-term rating category or determined by the Advisor or Sub-

9


Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing the investment objective.


Each of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds seek to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.


In addition, each Fund reserves the right to engage in securities lending. The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds will purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no intention to do so.


RISK FACTORS


Because each Fund invests in equity securities, its shares will fluctuate in value. The market value of the convertible securities purchased by each Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap Value and International Growth Funds to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



The market value of the Balanced Growth and International Growth Funds' fixed income securities will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. In addition, the mortgage-backed securities that the Balanced Growth Fund may acquire are subject to the risk of prepayment during periods of declining interest rates which may affect the Fund's ability to lock-in longer term rates during such periods.



Each Fund's investments in securities of foreign issuers may subject the Funds to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issuers. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.


Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These

10

forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.

The International Growth Fund may invest in lower rated bonds, which are commonly referred to as 'junk bonds.' These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds.


The International Growth Fund may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related future or option may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.


In addition, the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.


The International Growth Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act'), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'), by limiting its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer, and (b) at least 50% of the market value of the Fund's total assets is represented by
(i) cash and cash items (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.


FUND TURNOVER

The Fund turnover rate for each Fund is expected to be less than 100%. With respect to the Balanced Growth Fund, this applies only to its investments in equity securities and non-money market, fixed income securities.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the International Growth Fund.

2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers

11


conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



Randolph E. Lestyk is Vice President and Regional Manager of the Advisor and has managed the Mid Cap Value Fund since January, 1996. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment Officer of a major insurance company in Pennsylvania.



Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Prior to joining United Jersey Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios. Mr. Caro currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.



Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since inception in April, 1992 and the Equity Value Fund since January, 1996. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds; and at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The contractual advisory fee is higher than that paid by most mutual funds with similar objectives and policies. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class A shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Fund to .80%, and total operating

12


expenses of Class A shares of the International Growth Fund to 1.50%. After such voluntary fee waiver, the advisory fee is not higher than that paid by most mutual funds with similar objectives and policies. The Advisor reserves the right to terminate its fee waivers at any time in its sole discretion. For the fiscal year ended December 31, 1995, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Equity Value Fund, .48%; Equity Income Fund, .45%; Mid Cap Value Fund, .45%; Balanced Growth Fund, .44% and International Growth Fund, .38%.



United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Fund, and at an annual rate of .17% of the average daily net assets of the International Growth Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE SUB-ADVISOR


Wellington Management Company ('WMC') serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1995, WMC has discretionary investment authority with respect to approximately $109.2 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



The International Growth Fund has been managed since its inception by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.



The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the International Growth Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class A shares of the International Growth Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1995, the Advisor paid WMC a sub-advisory fee of .30% of the average daily net assets of the International Growth Fund.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

13

THE DISTRIBUTOR


SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI acts as the Distributor for the Trust. No compensation is paid to the Distributor for distribution services for the Class A shares of any Fund. Class B shares of each Fund bear the costs of their distribution expenses and related service fees at the annual rate of up to .25% of the average daily net assets of the Fund. In addition, a maximum charge of 4% is imposed on the sale of Class B shares of each Fund. Class A shares of each Fund are offered without distribution fees (i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares of the Funds to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of each Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.


A purchase order will be effective as of the day received by the Distributor if the Distributor receives the order before 4:00 p.m., Eastern time. However, an order may be cancelled if the Custodian does not receive Federal funds before 12:00 noon, Eastern time, on the next Business Day, and the investor could be liable for any fees or expenses incurred by the Trust. An investor in the Class A shares of the Funds may not purchase shares by check. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. The purchase price of shares of each Fund is the net asset value next determined after a purchase order is effective. The net asset value per Class A share of each Fund is determined by dividing the total market value of the Fund's investments and other assets that are allocated to Class A shares, less any liabilities that are allocated to Class A shares, by the total outstanding Class A shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined daily as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. Although the methodology and procedures for determining net asset value are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses and sales loads charged to Class B shares. No certificates representing shares will be issued.



Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in

14

the best interest of the Trust or its Shareholders to accept such order.

Shareholders who desire to redeem shares of the Fund must place their redemption orders prior to 4:00 p.m., Eastern time, on any Business Day, for the order to be effective on that Business Day. The redemption price of shares is the net asset value of the Fund next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective.

The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

PERFORMANCE


From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.



The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses and sales loads charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to shareholders on Class B shares will be reduced by the amount of any sales load paid and distribution expenses on Class B shares.



A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

15

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Only a portion of such dividends from the Balanced Growth Fund and no portion of the dividends from the International Growth Fund will qualify for the dividends-received deduction. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in those months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.


Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investment income received by the International Growth Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the Shareholders credit for foreign income taxes paid. Although the Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Fund will be able to do so.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, New

16

Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, GNMA Fund, Fixed Income Fund and Intermediate-Term Government Securities Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.



TRUSTEES OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.


VOTING RIGHTS

Each share held entitles a Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS

Substantially all of the net investment income (not including capital gain) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter; and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. If any capital gain is realized, substantially all of it will be distributed at least annually.


Shareholders automatically receive all income dividends and capital gain distributions in additional Class A shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.


Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class A shares will be more than the dividends payable on Class B shares because of the distribution expenses charged to Class B shares.

17

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:


AMERICAN DEPOSITARY RECEIPTS ('ADRs'), EUROPEAN DEPOSITARY RECEIPTS ('EDRs'), CONTINENTAL DEPOSITARY RECEIPTS ('CDRs') and GLOBAL DEPOSITARY RECEIPTS ('GDRs')-- ADRs are securities, typically issued by a U.S. financial institution (a 'depositary'), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities market and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through 'sponsored' or 'unsponsored' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Asset-backed securities are not issued or guaranteed by the United States Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.



BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time draft drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their

18

outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ('Brady Bonds'). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issued to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.


CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.



COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls) swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily

19

affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS--A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an 'offsetting' contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions. Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.


By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts

20

and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.


When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as 'initial margin.' This amount is maintained in a segregated account at the custodian bank. Thereafter, a 'variation margin' may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid high-grade securities in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.


Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.



INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.


A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Advisor has agreed to waive its management fee with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.


JUNK BONDS--Bonds rated below investment grade are often referred to as 'junk bonds.' Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the

21

market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


Collateralized Mortgage Obligations ('CMOs'):
CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.



REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

22

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITS: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.


Stripped Mortgage-Backed Securities ('SMBs'):
SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an 'opening transaction.' In order to close out an option position, a Fund may enter into a 'closing transaction,' which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the

23

Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.


A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ('OTC options') differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.


A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be 'covered,' which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equals to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.



REPURCHASE AGREEMENTS--Repurchase Agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have

24


actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.



TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.



U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consists of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').


U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE OR FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (EQUITY AND DEBT SECURITIES)-- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt and equity securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

25

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary.............................................       2    The Administrator...................................       12
Expense Summary.....................................       4    The Shareholder Servicing Agent.....................       12
Financial Highlights................................       5    The Distributor.....................................       13
The Trust...........................................       6    Purchase and Redemption of Shares...................       13
Investment Objectives and Policies..................       6    Performance.........................................       14
Investment Limitations..............................      10    Taxes...............................................       14
The Advisor.........................................      11    General Information.................................       15
The Sub-Advisor.....................................      12    Description of Permitted Investments................       17

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK


THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios (collectively, the 'Funds'; individually, a 'Fund') seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following equity and balanced funds:

      O EQUITY VALUE FUND
      O EQUITY INCOME FUND
      O MID CAP VALUE FUND
      O BALANCED GROWTH FUND
      O INTERNATIONAL GROWTH FUND

                                    CLASS B

The Trust's Class B Shares are offered to all persons (persons who own Class B shares of a Fund are referred to herein as 'Shareholders').


 CLASS B SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AMOUNTS INVESTED IN THE FUNDS ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 SALES CHARGES ARE IMPOSED BY ALL FUNDS AT THE TIME OF PURCHASE.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996, has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996


CLASS B

2
                                    SUMMARY

    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE CLASS B SHARES OF THE TRUST'S EQUITY VALUE FUND, EQUITY INCOME FUND, MID CAP VALUE FUND, BALANCED GROWTH FUND AND INTERNATIONAL GROWTH FUND (COLLECTIVELY, THE 'FUNDS;' INDIVIDUALLY, A 'FUND').

    What are the Investment Objectives? The investment objectives of the respective Funds are as follows: the Equity Value and Mid Cap Value Funds--growth of both capital and income; the Equity Income Fund--growth of capital consistent with an emphasis on current income; the Balanced Growth Fund--growth of capital consistent with current income; and the International Growth Fund--long-term capital growth. There is no assurance that a Fund will meet its investment objective. See 'Investment Objectives and Policies.'


    What are the Permitted Investments? The Equity Value, Equity Income and Mid Cap Value Funds each invest in equity securities consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) securities convertible into common stocks; and (iv) American Depositary Receipts ('ADRs'). The Balanced Growth Fund invests in the securities described above and certain fixed income and money market securities. The International Growth Fund invests primarily in equity securities of non-U.S. issuers consisting of (i) common stocks; (ii) warrants to purchase common stocks; (iii) debt securities and preferred stocks convertible into common stocks; and (iv) ADRs, European Depositary Receipts ('EDRs'), Continental Depositary Receipts ('CDRs') and Global Depositary Receipts ('GDRs'). The International Growth Fund may also invest in foreign government debt securities. Because securities fluctuate in value, the shares of each Fund will also fluctuate in value. The Mid Cap Value Fund may experience greater fluctuation because it will invest primarily in small to medium capitalization companies. In addition, the value of shares of the Balanced Growth and International Growth Funds are subject to market and interest rate fluctuations that affect the value of its fixed income investments. The International Growth Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The International Growth Fund may also invest in options, futures and currency transactions. The Funds' investments in securities of foreign issuers will subject the Funds to risks associated with foreign investments. See 'Investment Objectives and Policies,' 'General Investment Policies,' 'Risk Factors,' and 'Description of Permitted Investments.'



    Who are the Advisor and Sub-Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. Wellington Management Company serves as the Sub-Advisor for the International Growth Fund. See 'The Advisor' and 'The Sub-Advisor.'


    Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust under the Administration Agreement and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'


    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan (the 'Class B Plan') on behalf of the Class B shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. See 'The Distributor.'



    How Do I Purchase and Redeem Shares? Shares may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with SEI Financial Services Company ('Intermediaries'). Shares may also be purchased directly through the Distributor. Shareholders may

3

redeem shares directly through the Distributor. In addition, Intermediaries through which Shareholders may purchase shares generally stand ready to assist Shareholders in effecting redemptions of shares held in their Fund accounts. Purchase and redemption requests may be made on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). The minimum initial investment is $1,000. Shares are offered at net asset value per share plus a maximum sales charge at time of purchase of 4%. Shareholders who purchase higher amounts may qualify for a reduced sales charge. The net asset value per share is determined as of 4:00 p.m., Eastern time on each Business Day. See 'Purchases of Shares' and 'Redemption of Shares.'


    How are Dividends Paid? Substantially all of the net investment income (exclusive of capital gains) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. Any capital gain is distributed at least annually. Distributions are paid in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

4
                                EXPENSE SUMMARY

SHAREHOLDER TRANSACTION EXPENSES                                         CLASS B
(As a percentage of offering price)

                                                              EQUITY       EQUITY       MID CAP      BALANCED      INTERNATIONAL
                                                               VALUE       INCOME        VALUE        GROWTH          GROWTH
                                                               FUND         FUND         FUND          FUND            FUND
--------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on purchases.................      4.00%        4.00%        4.00%         4.00%           4.00%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                              EQUITY       EQUITY       MID CAP      BALANCED      INTERNATIONAL
                                                               VALUE       INCOME        VALUE        GROWTH          GROWTH
                                                               FUND         FUND         FUND          FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waivers)(1)(2)...................      .48%         .45%         .45%          .44%            .75%
12b-1 Fees................................................      .25%         .25%         .25%          .25%            .25%
Other Expenses(2).........................................      .32%         .35%         .35%          .36%            .75%
---------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(3)...........     1.05%        1.05%        1.05%         1.05%           1.75%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------



(1) The Advisor has agreed to voluntarily waive a portion of its fees in an amount that operates to limit total operating expenses of Class B shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to not more than 1.05% of average daily net assets; and the Advisor and Sub-Advisor have voluntarily agreed to waive a portion of their fees in an amount that operates to limit total operating expenses of Class B shares of the International Growth Fund to not more than 1.75% of average daily net assets. The Advisor and Sub-Advisor each reserves the right to terminate its fee waiver at any time in its sole discretion.


(2) Advisory fees and Other Expenses for the International Growth Fund have been restated to reflect current expenses.


(3) Absent fee waivers for the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds, Advisory Fees would be .75% for the Equity Growth, Equity Income, Mid Cap Value and Balanced Funds and 1.00% for the International Growth Fund, and Total Operating Expenses would be 1.32%, 1.35%, 1.35% and 1.36% and 2.00%, respectively, of such Funds' average daily net assets. Additional information may be found under 'The Advisor,' 'The Sub-Advisor,' 'The Administrator' and 'The Distributor.'



EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      1YR.        3 YRS.       5 YRS.      10 YRS.
-----------------------------------------------------------------------------------------------------------------------------------
An investor in each Fund would pay the following expenses on a $1,000 investment assuming (1) 4% maximum sales charge, (2) 5% annual return and (3) redemption at the end of each time period:
  Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds...........     $50          $72         $ 96         $163
  International Growth Fund......................................................     $57          $93         $131         $238
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Funds. The information set forth in the foregoing table and example relates only to Class B shares. The Trust also offers Class A shares of each Fund which are subject to the same expenses except there are no sales loads and distribution fees. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. In addition, a wire redemption charge of $10.00 is imposed for each redemption by wire. Additional information may be found under 'The Advisor,' 'The Sub-Advisor,' 'The Administrator,' 'The Shareholder Servicing Agent' and 'The Distributor.'

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See 'Purchase and Redemption of Shares.'

Long-term shareholders may pay more than the equivalent of the maximum front-end sales charges otherwise permitted by the Rules (the 'Rules') of the National Association of Securities Dealers, Inc. ('NASD'). The Trust intends to operate the Class B distribution plan in accordance with its terms and with the NASD Rules concerning sales charges.

5

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' Additional performance information is contained in the 1995 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-932-7782. This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                             REALIZED
                                                AND                                                         NET
                   NET ASSET                UNREALIZED   DISTRIBUTIONS DISTRIBUTIONS                      ASSETS     RATIO OF
                     VALUE         NET       GAINS OR     FROM NET       FROM      NET ASSET              END OF    EXPENSES TO
                   BEGINNING   INVESTMENT    LOSSES ON   INVESTMENT     CAPITAL    VALUE END    TOTAL     PERIOD    AVERAGE NET
                   OF PERIOD     INCOME     SECURITIES     INCOME        GAINS     OF PERIOD  RETURN(+)    (000)      ASSETS
                  -----------  -----------  -----------  -----------  -----------  ---------  ---------  ---------  -----------
-------------
EQUITY VALUE
-------------
CLASS B
1995............   $   10.21    $    0.21    $    3.47    $   (0.22)   $   (0.84)  $   12.83      36.35% $   7,644        1.05%
1994............       11.12         0.18        (0.83)       (0.18)       (0.08)      10.21      (5.83)     3,031        1.05
1993............       10.66         0.16         0.46        (0.16)          --       11.12       5.85      2,741        1.05
1992(1).........       10.00         0.09         0.67        (0.10)          --       10.66      10.35*     1,562        1.05
---------------
EQUITY INCOME
---------------
CLASS B
1995............   $   10.27    $    0.28    $    3.29    $   (0.28)   $   (0.48)  $   13.08      35.21% $   9,612        1.05%
1994............       11.17         0.29        (0.80)       (0.29)       (0.10)      10.27      (4.56)     5,657        1.05
1993............       10.73         0.28         0.78        (0.27)       (0.35)      11.17       9.94      4,421        1.05
1992(1).........       10.00         0.15         0.77        (0.19)          --       10.73      12.43*       585        1.05
---------------------
MID CAP VALUE FUND
---------------------
CLASS B
1995............   $   10.82    $    0.12    $    1.94    $   (0.12)   $   (0.23)  $   12.53      19.13% $   5,653        1.05%
1994............       12.31         0.10        (1.27)       (0.10)       (0.22)      10.82      (9.54)     4,567        1.05
1993............       10.99         0.09         1.32        (0.09)          --       12.31      12.88      2,720        1.05
1992(1).........       10.00         0.05         1.00        (0.06)          --       10.99      14.08*       637        1.05
------------------
BALANCED GROWTH
------------------
CLASS B
1995............   $    9.92    $    0.42    $    2.28    $   (0.42)   $   (0.13)  $   12.07      27.53% $   8,452        1.05%
1994............       10.79         0.35        (0.87)       (0.35)          --        9.92      (4.87)     6,737        1.05
1993............       10.36         0.37         0.42        (0.36)          --       10.79       7.62      8,122        1.05
1992(1).........       10.00         0.20         0.40        (0.24)          --       10.36       8.15*     2,990        1.05
----------------------
INTERNATIONAL GROWTH
----------------------
CLASS B
1995(2).........   $   10.00    $    0.01    $    0.75    $   (0.01)   $   (0.02)  $   10.73       7.64% $     621        1.75%*

                                 RATIO OF     RATIO OF
                                EXPENSES TO   NET INCOME
                   RATIO OF     AVERAGE NET   TO AVERAGE
                  NET INCOME      ASSETS      NET ASSETS    PORTFOLIO
                  TO AVERAGE    (EXCLUDING    (EXCLUDING    TURNOVER
                  NET ASSETS     WAIVERS)      WAIVERS)       RATE
                  -----------  -------------  -----------  -----------
-------------
EQUITY VALUE
-------------
CLASS B
1995...........     1.83%         1.32%        1.56%        61.88%
1994............    1.67          1.31         1.41         44.98
1993............    1.51          1.30         1.26         89.91
1992(1).........    1.64          1.36         1.33         45.68
---------------
EQUITY INCOME
---------------
CLASS B
1995............    2.36%         1.35%        2.06%        42.97%
1994............    2.71          1.33         2.43         37.76
1993............    2.42          1.35         2.12         89.89
1992(1).........    2.54          1.40         2.19         58.41
-------------------
MID CAP VALUE FUND
-------------------
CLASS B
1995............    1.03%         1.35%        0.73%        32.96%
1994............    0.85          1.33         0.57         13.82
1993............    0.83          1.35         0.53         24.49
1992(1).........    0.88          1.40         0.53         09.29
----------------
BALANCED GROWTH
----------------
CLASS B
1995............    3.64%         1.36%        3.33%        41.63%
1994............    3.39          1.34         3.10         27.15
1993............    3.47          1.38         3.14         63.03
1992(1).........    3.59          1.45         3.19         82.76
---------------------
INTERNATIONAL GROWTH
---------------------
CLASS B
1995(2).........    0.45%*        2.38%*     (0.18)%*       14.32%



------------------



    *      Annualized
   (+)     Total Return does not reflect sales loads on Class B shares.
   (1)     The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds commenced operations on April 1, 1992. Ratios for this period have been annualized.
   (2)     The International Growth Fund -- Class B commenced operations on May 4, 1995. Ratios for this period have been annualized.

6


THE TRUST



THE PILLAR FUNDS (the 'Trust') consist of open-end management investment companies that have diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each portfolio represents an undivided proportionate interest in that portfolio. This Prospectus relates to the Class B shares of the Trust's Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund (each of these, a 'Fund'). Each of the Funds is a diversified mutual fund, except for the International Growth Fund, which is a non-diversified mutual fund. Information regarding the Trust's other portfolios and the Class A shares of the Funds is contained in separate prospectuses that may be obtained from the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE 'INVESTMENT OBJECTIVES AND POLICIES--RISK FACTORS.'

A SALES CHARGE IS IMPOSED BY ALL FUNDS AT THE TIME OF PURCHASE. SEE 'PURCHASE OF SHARES--OTHER INFORMATION REGARDING PURCHASES.'

INVESTMENT OBJECTIVES AND POLICIES

THE EQUITY VALUE FUND

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. The Advisor will purchase equity securities which, in the Advisor's opinion, are undervalued in the marketplace at the time of purchase. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'

THE EQUITY INCOME FUND

The investment objective of this Fund is growth of capital consistent with an emphasis on current income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'

THE MID CAP VALUE FUND

The investment objective of this Fund is growth of both capital and income. There is no assurance that the investment objective will be met.

The Fund will normally be as fully invested as practicable in equity securities consisting of common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs that, in the Advisor's opinion, are significantly undervalued relative to their actual value at the time of purchase. Under normal market conditions, the Fund will invest at least 65% if its total assets in equity securities of mid cap issuers (i.e. companies with market capitalizations ranging between $250 million and $1.5 billion at the time of purchase). The Fund may also invest in equity securities of small cap issuers (i.e., companies with market capitalizations between $100 million and $250 million at the time of purchase).

7


The Advisor will attempt to maintain a highly diversified portfolio in order to reduce the risks associated with investments in small capitalization companies which may be subject to greater volatility than investments in companies with larger capitalizations. For a description of the Fund's permitted investments, see 'Description of Permitted Investments.'


THE BALANCED GROWTH FUND


The investment objective of this Fund is growth of capital consistent with current income. There can be no assurance that the investment objective will be met.



The Fund seeks to achieve growth of capital and current income by investing in a balanced portfolio of equity securities, fixed income securities and money market securities. The actual blend will vary according to market and economic conditions. However, under normal market conditions, at least 25% of the Fund's total assets will be invested in fixed income securities. This investment policy may be changed by the Trust's board of trustees (the 'Trustees') at any time; however, Shareholders will be notified of any such change in advance.


The Fund may invest in the following equity securities: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs.


The Fund may invest in the following fixed income securities: obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ('U.S. Government Securities'); corporate bonds and debentures rated in one of the three highest rating categories or determined by the Advisor to be of comparable quality at the time of purchase; mortgage-backed securities consisting of collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and asset-backed securities secured by company receivables, truck and auto loans, leases and credit card receivables which are rated in one of the top two rating categories. Securities rated A are considered to be investment grade and of high credit quality. Issues rated A could be more vulnerable to adverse developments than obligations with higher ratings.



The Fund may invest in the following money market securities: short-term U.S.Government Securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category or determined by the Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities.


THE INTERNATIONAL GROWTH FUND

The investment objective of this Fund is long-term capital growth. There is no assurance that the investment objective will be met.


The Fund will normally invest at least 65% of its total assets in the following equity securities of non-U.S. issuers: common stocks, warrants to purchase common stocks, debt securities and preferred stocks convertible into common stocks and ADRs, EDRs, CDRs and GDRs. The Fund will purchase equity securities, including ADRs, EDRs, CDRs and GDRs, that are traded in the United States on registered exchanges or the over-the-counter market and securities traded on foreign exchanges. Furthermore, the Fund may purchase equity securities of a foreign or domestic issuer's public offerings, including initial public offerings ('IPOs'). The Fund may also invest up to 35% of its assets in foreign government debt securities and securities issued by supranational agencies when the sub-advisor believes that they are compatible with the Fund's investment objective. Such securities will be rated investment grade or better, i.e. rated in one of the four highest rating categories by a nationally recognized statistical ratings organization ('NRSRO'), such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or, if not rated, determined to be of comparable quality as determined by the Sub-Advisor. In addition, the Fund may invest up to 10% of its assets in such foreign government debt

8


securities that are rated BB (or Ba) or B by an NRSRO, or, if not rated, determined to be of comparable quality as determined by the sub-advisor. Securities rated B are considered highly speculative and while the issuer currently has the capacity to meet debt service requirements, adverse business, financial or economic conditions would likely impair its capacity or willingness to pay interest and principal. In addition, the Fund may also invest in money market instruments as defined in 'General Investment Policies' below.



The Fund will invest in securities of issuers in at least three countries other than the United States. The Fund may invest in securities of issuers from countries that are considered to be lesser-developed countries by the international financial community, but that have securities markets meeting acceptable standards of liquidity, financial disclosure, government regulation and protection of foreign investors, as determined by the sub-advisor. Normally, no more than 25% of the Fund's assets will be invested in such securities. The Fund may also invest up to 10% of its assets in closed-end investment companies that invest in the securities of issuers in a single country or region (commonly referred to as 'country funds'). In addition, the Fund may invest in Brady Bonds. The Fund may invest in smaller, less well-established companies (i.e., companies with market capitalizations below $500 million) which may offer greater opportunities for capital appreciation than larger, better established companies. The Fund is non-diversified and may, therefore, concentrate its portfolio investments in a relatively small number of issuers.


The Fund may engage in currency transactions for hedging purposes. Currency transactions include forward currency contracts, exchange-listed and over-the-counter ('OTC') currency futures contracts and options on futures contracts, exchange-listed and OTC options on currencies, and currency swaps. The Fund may also employ certain hedging, income enhancement and risk management techniques, including the purchase and sale of exchange-listed and OTC options, futures and options on futures involving equity and debt securities, aggregates of equity and debt securities, and other financial indices. The Fund may write options and futures only on a covered basis.


In seeking to achieve its investment objective of long-term capital growth, the Fund's investments will be selected on the basis of fundamental analysis to identify those markets and securities that provide capital appreciation potential. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. In analyzing companies for investment, the sub-advisor looks for, among other things, above-average earnings growth, a strong balance sheet, attractive industry dynamics, strong competitive advantages, and positive relative value within the context of a security's primary trading market. In addition to fundamental analysis of companies and industries, the sub-advisor evaluates the economic and political environments of the countries in which the securities are traded.



For a description of the Funds' permitted investments and the above ratings, see 'General Investment Policies,' 'Risk Factors,' and 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments' and 'Description of Ratings' in the Statement of Additional Information.


GENERAL INVESTMENT POLICIES


For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Fund may invest up to 100% of its assets in the money market instruments described under 'The Balanced Growth Fund' above and may hold cash for liquidity purposes. The money market securities the International Growth Fund may invest in may be denominated in foreign currencies or U.S. dollars and consist of short-term U.S. Government obligations, obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government and securities of foreign governments; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; short term corporate securities rated in the highest short-term rating category or determined by the Advisor or Sub-Advisor to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of U.S. or foreign commercial banks with assets of at least $1 billion as of the end of their most recent

9


fiscal year; Euro-currency instruments and securities; and repurchase agreements involving such securities. Furthermore, the International Growth Fund may hold cash in U.S. dollars, foreign currencies or multi-national currency units for liquidity purposes. To the extent a Fund is engaged in temporary defensive investing, the Fund will not be pursuing its investment objective.


The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds seek to invest in equity securities that the Advisor believes are of high quality. In evaluating the quality of such securities, the Advisor places particular emphasis on the management history of the issuer and on ratio analyses which focus on prospective earnings, book value and anticipated growth rates.

Securities purchased by the Funds may involve floating or variable interest rates and may be acquired through a forward commitment or on a when-issued basis.

In addition, each Fund reserves the right to engage in securities lending but has no present intention to do so. The Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds will only purchase equity securities, including ADRs, that are traded in the United States on registered exchanges or the over-the-counter market. However, each of these four Funds reserves the right to invest up to 25% of its assets in foreign equity securities denominated in foreign currency and traded on foreign markets, but has no present intention to do so.

RISK FACTORS


Because each Fund invests in equity securities, its shares will fluctuate in value. The market value of the convertible securities purchased by each Fund may also be affected by changes in interest rates, the credit quality of the issuer and any call provisions. In addition, investments in smaller, less well-established companies may subject the Mid Cap Value and International Growth Funds to certain special risks related to, for example, limited product lines, markets or financial resources and dependence on a small management group. Such securities may trade less frequently, in smaller volumes and fluctuate more sharply in value than exchange listed securities of larger companies.



The market value of the Balanced Growth and International Growth Funds' fixed income securities will fluctuate in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. In addition, the mortgage-backed securities that the Balanced Growth Fund may acquire are subject to the risk of prepayment during periods of declining interest rates which may affect the Fund's ability to lock-in longer term rates during such periods.



Each Fund's investment in securities of foreign issuers may subject the Fund to different risks than those attendant to investments in securities of U.S. issuers such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, political instability and greater fluctuations in value due to changes in currency exchange rates. There may also be less publicly available information with regard to foreign issuers than domestic issues. In addition, foreign markets may be characterized by less liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets. Moreover, the dividends payable on a Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's Shareholders. Also, it may be more difficult to obtain a judgment in a court outside the United States. These risks could be greater in emerging markets than in more developed foreign markets because emerging markets may have less stable political environments than more developed countries.


Since the International Growth Fund may invest in foreign currency and securities denominated in foreign currency, changes in exchange rates between the U.S. dollar and foreign currencies affect the U.S. dollar value of the Fund's assets. Rates of exchange are determined by forces of supply and demand on the foreign exchange markets. These forces are in turn affected by the international balance of payments and other economic, political and financial condition, government intervention, speculation and other factors. The Fund's net asset value will be reported, and distributions from the Fund will be made, in U.S. dollars. Therefore, the

10


Fund's reported net asset value and distributions will be adversely affected by depreciation of foreign currency relative to the U.S. dollar. A decline in the value of foreign currency would adversely affect the value of the Fund in dollar terms. While the Fund may try to hedge its currency risk using currency transactions, there is no assurance that it will be successful.


The International Growth Fund may invest in lower rated bonds, which are commonly referred to as 'junk bonds.' These securities are speculative and are subject to a greater risk of loss of principal and interest than are investments in higher rated bonds.


The International Growth Fund may invest in options and futures. There are various risks associated with options and futures, including that the success of a hedging strategy may depend on an ability to predict movements in security prices, interest rates or currency exchange rates; there may be little correlation between the changes in a security's value and the price of futures or options; a related future or option may not be liquid; an exchange may impose trading restrictions or limitations; government regulations may restrict trading in futures and options; and possible lack of full participation in a rise in the market value of the underlying security.


In addition the International Growth Fund may invest in equity securities by participating in an issuer's IPO. Such investments have special risks associated with them. There is often a high volume of trading in IPO securities, which can result in greater price volatility. Companies offering such securities may not have operated previously as a public company, and their share price may experience significant volatility as the marketplace reacts to their financial results. Furthermore, some IPO issuers have not conducted operations for a significant period of time, and may not have developed a management structure sufficient to cope with the pressures of running a public company.


The International Growth Fund is a non-diversified fund under the Investment Company Act of 1940, as amended (the '1940 Act'), and therefore may invest a greater proportion of its assets in the securities of a smaller number of issuers and may, as a result, be subject to greater risk with respect to its portfolio securities. The Fund intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'), by limiting its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets is invested in the securities (other than U.S. Government securities) of a single issuer, and (b) at least 50% of the market value of the Fund's total assets is represented by
(i) cash and cash items (ii) U.S. Government securities and (iii) other securities limited in respect to any one issuer to an amount not greater in value than 5% of the market value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.


FUND TURNOVER

The Fund turnover rate for each Fund is expected to be less than 100%. With respect to the Balanced Growth Fund, this applies only to its investments in equity securities and non-money market, fixed income securities.

INVESTMENT LIMITATIONS

The investment objective and the following investment limitations are fundamental policies of each Fund. Fundamental policies cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares.

Each Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer. This restriction applies to 75% of each Fund's total assets. This restriction does not apply to the International Growth Fund.


2. Purchase any securities which would cause more than 25% of the total assets of any Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements

11


involving such securities. For purposes of this limitation, (i) utility companies will be classified according to their services, for example, gas, gas transmissions, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.


3. Make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of each Fund and continuously reviews, supervises and administers each Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



Randolph E. Lestyk is Vice President and Regional Manager of the Advisor and has managed the Mid Cap Value Fund since January, 1996. Prior to joining United Jersey Bank in January, 1994, Mr. Lestyk was involved in equity and fixed income investing at several financial institutions, serving as Director of Fixed Income Investing, Head of Trust Investments, and most recently as Senior Vice President and Chief Investment officer of a major insurance company in Pennsylvania.



Richard H. Caro is a Vice President of the Advisor and has managed the Equity Income Fund since January, 1996. Prior to joining United Jersey Bank in April, 1993, Mr. Caro was associated with several investment counseling firms in New York City. Mr. Caro has had extensive experience in securities research, covering several industry groups, and in managing large institutional portfolios. Mr. Caro currently has responsibility for managing both equity and fixed income portfolios in the Investment Department.



Fernando Garip is a Vice President of the Advisor and has managed the Balanced Growth Fund since inception in April, 1992 and the Equity Value Fund since January, 1996. Mr. Garip also manages the U.S. Treasury Securities Plus Money Market, U.S. Treasury Securities Money Market and Prime Obligation Money Market Funds and has responsibility for both equity and fixed income portfolios in the Investment Department. Mr. Garip joined United Jersey Bank in 1982.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .75% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds; and at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The contractual advisory fee is higher than that paid by most mutual funds with similar objectives and policies. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the operating expenses of Class B shares of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds to 1.05%; and the Adviser and Sub-Adviser have voluntarily agreed to waive a portion of their fees in an amount that operates to

12


limit total operation expenses of Class B shares of the International Growth Fund to not more than 1.75% of average daily net assets. After such voluntary fee waivers, the advisory fee is not higher than that paid by most mutual funds with similar objectives and policies. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1995, each Fund paid the Advisor the following advisory fee (shown as a percentage of its average daily net assets): Equity Value Fund,
 .48%; Equity Income Fund, .45%; Mid Cap Value Fund, .45%; Balanced Growth Fund, .44% and International Growth Fund, .38%



United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it provides all securities safekeeping services as required by the Funds and the 1940 Act. The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds, and at an annual rate of .17% of the average daily net assets of the International Growth Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE SUB-ADVISOR


Wellington Management Company ('WMC') serves as the investment sub-advisor to the International Growth Fund. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1995, WMC has investment management authority with respect to approximately $109.2 billion of assets. WMC's predecessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. The principal address of WMC is 75 State Street, Boston, MA 02109. WMC is a Massachusetts general partnership, of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland and John R. Ryan.



The International Growth Fund has been managed since its inception by a committee composed of WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad, Senior Vice President of WMC.



The Sub-Advisor is entitled to a fee payable by the Advisor from the Advisor's fee, which is calculated daily and paid monthly, at an annual rate of .60% of the average daily net assets of the International Growth Fund up to and including $50 million; .45% of the average daily net assets of the Fund in excess of $50 million up to and including $150 million; and .30% of the average daily net assets of the Fund in excess of $150 million. The Sub-Advisor may from time to time waive a portion of its fee in order to limit the operating expenses of Class B shares of the International Growth Fund. The Sub-Advisor reserves the right to terminate any such fee waiver at any time in its sole discretion. For the fiscal year ended December 31, 1995, the Advisor paid WMC a sub-advisory fee of .30% of the average daily net assets of the International Growth Fund.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of each Fund.

13

THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.


THE DISTRIBUTOR

SEI Financial Services Company (the 'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.


The Class B shares of each Fund are subject to a distribution plan dated February 28, 1992 ('Class B Plan'). As provided in the Distribution Agreement and the Class B Plan, the Trust will pay the Distributor a fee of .25% of the average daily net assets of each Fund's Class B shares. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services, reimbursement of expenses incurred in connection with distribution assistance, or provision of shareholder services. The Class B Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Funds may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which such affiliate or the Distributor receives compensation.



Class A shares of each Fund are offered without distribution fees or sales loads
(i) to institutional investors (including United Jersey Bank, its affiliates and correspondent banks) for the investment of their own funds, and (ii) to individuals and institutions (including United Jersey Bank, its affiliates and correspondent banks) for the investment of funds held by such individuals or institutions in a fiduciary, agency, custodial or other representative capacity if such individuals or institutions are able to provide complete shareholder recordkeeping services with respect to shares purchased and held in such capacity.



Class B shares of each Fund are offered to all persons. Consequently, it is possible that individuals and institutions may offer different classes of shares of the Funds to their customers and thus receive different compensation with respect to different classes of shares. In addition, individuals and institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.


PURCHASE OF SHARES


Shares of the Funds may be purchased through a financial institution, such as United Jersey Bank, or a broker-dealer that has entered into a dealer agreement with the Distributor. Shares may also be purchased directly through the Distributor by mail, by telephone, or by wire.


Shares of each Fund are sold on a continuous basis and may be purchased on any Business Day. The minimum initial investment in the Trust is $1,000; however, the minimum investment may be waived at the Distributor's discretion. All subsequent purchases must be at least $50.


Generally, a purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 4:00 p.m., Eastern time, on such Business Day.


PURCHASES THROUGH INTERMEDIARIES

Customers should contact their Intermediary for information about the institution's procedures for purchasing shares of the Funds and any charges for services provided by the institution. Intermediaries may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Distributor for effectiveness the same day. In addition, state securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

14

DIRECT PURCHASES

By Mail


Investors may purchase shares of any Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to 'The Pillar Funds (Fund Name),' P.O. Box 8523, Boston, MA 02266-8523. Orders by mail will be executed upon receipt of payment. If an investor's check does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. Subsequent purchases of shares may be made at any time by mailing a check (or other negotiable bank draft or money order) to the above listed address.



Account Application forms can be obtained by calling the Distributor at 1-800-932-7782.


By Telephone or by Wire


If your Account Application has been previously received, you may also purchase shares by telephone or by wire. To buy shares by telephone or by wire, call the Distributor toll-free at 1-800-538-0018. Shares cannot be purchased by Federal Reserve wire on days which the New York Stock Exchange is closed and on federal holidays upon which wire transfers are restricted.


Automatic Investment Plan (AIP)


A Shareholder may also arrange for periodic additional investments in the Funds through automatic deductions by Automated Clearing House ('ACH') wire transfer from a checking account by completing an Optional Services Form. The minimum pre-authorized investment amount is $50 per month. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7782.


OTHER INFORMATION REGARDING PURCHASES

A purchase order for shares will be executed at a per share price equal to the net asset value next determined after the receipt of the purchase order by the Distributor plus any applicable sales charge (the 'offering price').

Orders by telephone will not be executed until payment has been received. If a check received does not clear, the purchase will be cancelled and the investor could be liable for any losses or fees incurred. No certificates representing shares will be issued.


The net asset value per Class B share of each Fund is determined by dividing the total market value of that Fund's investments and other assets that are allocated to Class B shares, less any liabilities that are allocated to Class B shares, by the total outstanding Class B shares of the Fund. A Fund may use a pricing service to provide market quotations. A pricing service may use a matrix system of valuation to value fixed income securities which considers factors such as securities prices, yield features, ratings and developments related to a specific security. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Purchases will be made in full and fractional shares of the Trust calculated to three decimal places. Although the methodology and procedures are identical, the net asset value per share of classes within a Fund may differ because of the distribution expenses charged to Class B shares.


The following table shows the regular sales charge on Class B shares of the Funds to a 'single purchaser' (defined below) together with the reallowance paid to dealers and the agency commission paid to brokers (collectively the 'commission'):


              SALES CHARGE                      REALLOWANCE AND
                  AS A                             BROKERAGE
              PERCENTAGE OF   SALES CHARGE AS    COMMISSION AS
 AMOUNT OF      OFFERING     PERCENTAGE OF NET   PERCENTAGE OF
  PURCHASE        PRICE       AMOUNT INVESTED   OFFERING PRICE
------------  -------------  -----------------  ---------------
$0-99,999         4.00%            4.17%             3.50%
$100,000-
  249,999         3.00%            3.10%             2.70%
$250,000-
  499,999         2.00%            2.05%             1.80%
$500,000-
  999,999         1.00%            1.01%              .90%
$1,000,000
  and above        .00%             .00%              .00%



The commissions shown in the table apply to sales through financial institutions. Under certain circumstances, some financial institutions, including United Jersey Bank and its affiliates, will be reallowed the entire sales charge imposed on purchases of Class B shares and may, therefore, be deemed to be 'underwriters' under the Securities Act of 1933, as amended. Commission rates may vary among the Funds.

15

Right of Accumulation

In calculating the sales charge rates applicable to current purchases of a Fund's shares, a 'single purchaser' is entitled to cumulate current purchases with the net purchases of previously purchased shares of the Fund and other portfolios of The Pillar Funds ('Eligible Funds') which are sold subject to a comparable sales charge.


The term 'single purchaser' refers to (i) an individual, (ii) an individual and spouse purchasing shares of a Fund for their own account or for trust or custodial accounts for their minor children, or (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Code, including related plans of the same employer. To be entitled to a reduced sales charge based upon shares already owned, the investor must ask the Distributor for such entitlement at the time of purchase and provide the account number(s) of the investor, the investor and spouse, and their minor children, and give the ages of such children. A Fund may amend or terminate this right of accumulation at any time as to subsequent purchases.


Letter of Intent

By initially investing at least $1,000 and submitting a Letter of Intent to the Distributor, a 'single purchaser' may purchase shares of the Fund and the other Eligible Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter.

Other Circumstances


No sales charge is imposed on shares of the Fund: (i) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Trust is a party; (ii) sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to present employees of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account; (iii) sold to investors who are present or retired employees of United Jersey Bank or one of its affiliates; (iv) sold to investors who are present employees of any entity which is a current service provider to the Trust; or (v) sold to any individual who has entered into an Investment Strategy Account Agreement with United Jersey Bank, its affiliates or correspondent banks.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.

EXCHANGES


Some or all of the shares of the Funds for which payment has been received (i.e., an established account) may be exchanged for shares, at their net asset value, of other Funds within the Trust with similar, lower or no sales loads. Exchanges will be made only after instructions in writing or by telephone (an 'Exchange Request') are received for an established account by the Distributor.


Shareholders may effect exchanges of shares directly through the Distributor. Additionally, Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor exchanges of shares held in Fund accounts. Shareholders wishing to effect an exchange with the assistance of an Intermediary should contact that Intermediary for information about exchange procedures and cut-off times.


If an Exchange Request in good order is received by the Distributor by 4:00 p.m., Eastern time, on any Business Day, the exchange usually will occur on that day. Any Shareholder or customer who wishes to make an exchange must have received a current prospectus of the Fund in which he or she wishes to invest before the exchange will be effected.


A description of the above and other plans and privileges by which a sales charge may be reduced is set forth in the 'Shareholder Services' section of the Statement of Additional Information.

REDEMPTION OF SHARES

Shares may be redeemed without charge on any Business Day at their net asset value. Redemption requests received in good order by 4:00 p.m., Eastern time, will be effective on the Business Day received. Requests received after 4:00 p.m. will be effective on the next Business Day.

16

REDEMPTIONS THROUGH INTERMEDIARIES

Intermediaries, through which Shareholders may purchase shares, generally stand ready to assist Shareholders in effecting through the Distributor redemptions of shares held in Fund accounts. Shareholders wishing to effect a redemption with the assistance of an Intermediary should contact that Intermediary for information about redemption procedures and cut-off times.

DIRECT REDEMPTIONS

Shares may be redeemed directly through the Distributor by mail, by telephone or by wire.

By Mail


A written request for redemption must be received by the Distributor in order to constitute a valid request for redemption. The Distributor may require that the signature on the written request be guaranteed by a commercial bank or by a member firm of a domestic stock exchange. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption is for $5,000 worth of shares or less, (2) the redemption check is payable to the Shareholder(s) of record, and (3) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application or by written instruction to the Distributor.There is no charge for having redemption requests mailed to a designated bank account.


By Telephone


Shares may be redeemed by telephone if the Shareholder elects that option on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application. Payment on redemption will be made as promptly as possible and, in any event, within seven Business Days after the redemption order is effective. Wire redemption requests may be made by the Shareholder by calling the Distributor at 1-800-932-7782. A $10.00 wire redemption charge will be added to the amount of the redemption. Shareholders may not close their accounts by telephone.


Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.

Systematic Withdrawal Plan (SWP)


The Funds offer a Systematic Withdrawal Plan which may be utilized by Shareholders who wish to receive regular distributions from their account. Upon commencement of the SWP, the account must have a current value of $1,000 or more. Shareholders may elect to receive automatic payments by check or ACH wire transfer of $50 or more on a monthly or quarterly basis. An Optional Services Form may be obtained by contacting the Distributor at 1-800-932-7732.


OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, as described above. Net asset value per share is determined as of 4:00 p.m., Eastern time, on each Business Day. Payment to Shareholders for shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption.

At various times, any Fund may be requested to redeem shares for which it has not yet received good payment in connection with their purchase. In such circumstances, the forwarding of redemption proceeds may be delayed until such payment has been collected. The Funds intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

17

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, at net asset value, the shares of any Shareholder if, because of redemptions of shares by or on behalf of the Shareholder, the account of such Shareholder in any Fund has a value of less than $1,000, the minimum initial purchase amount. Accordingly, an investor purchasing shares of any Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems any of these shares. Before any Fund exercises its right to redeem such shares and to send the proceeds to the Shareholder, the Shareholder will be given notice that the value of the shares in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least $1,000.

See 'Purchase and Redemption of Shares' in the Statement of Additional Information for examples of when the right of redemption may be suspended.

PERFORMANCE


From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period is generated over one year and is shown as a percentage of the investment.



The total return of a Fund refers to the average compounded rate of return on a hypothetical investment, net of any sales charge imposed, for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. Each Fund's performance may be compared to other funds or to relevant indices which may calculate total return without reflecting sales charges, in which case a Fund may advertise its total return in the same manner. If reflected, sales charges would reduce these total return calculations. The advertised performance on Class A shares will normally be higher than for Class B shares because Class A shares are not subject to distribution expenses and sales load charged to Class B shares. The actual return to a Shareholder on Class A shares may be reduced by any administrative or management charges that may be imposed by individuals or institutions on their customers for account services. The actual return to Shareholders on Class B shares will be reduced by the amount of any sales load and distribution expenses paid on Class B shares.



A Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) to other investment alternatives. A Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. A Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. A Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


A Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the

18

federal, state, or local income tax treatment of the Funds or their Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUNDS


Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Code, so as to be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which is distributed to Shareholders.


TAX STATUS OF DISTRIBUTIONS


Each Fund will distribute substantially all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares. Only a portion of such dividends from the Balanced Growth Fund and no portion of the dividends from the International Growth Fund will qualify for the dividends-received deduction. Any net capital gains will be distributed annually and will be taxed to Shareholders as long-term capital gains, regardless of how long the Shareholder has held shares. Capital gains distributions will not qualify for the corporate dividends-received deduction. Each Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Dividends declared by a Fund in October, November or December of any year and payable to Shareholders of record on a date in these months will be deemed to have been paid by the Fund and received by the Shareholders on December 31 if paid by the Fund at any time during the following January.


Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Investment income received by the International Growth Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the Shareholders credit for foreign income taxes paid. Although the Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that the Fund will be able to do so.

Sale, exchange or redemption of Fund shares is a taxable event to a Shareholder.


Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each portfolio. In addition to the Funds, the Trust consists of the following portfolios: U.S. Treasury Securities Money Market Fund, U.S. Treasury Securities Plus Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, GNMA Fund, Fixed

19

Income Fund and Intermediate-Term Government Securities Fund. All consideration received by the Trust for shares of any Fund and all assets of such Fund belong to that Fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.



From time to time, the Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Advisor for its clients. These transactions may have a material effect on the Funds, since Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there coud be adverse effects on portfolio management to the extent that Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with purchases and sales of securities, and such sales may also increase transaction costs. The Advisor is committed to minimizing the impact of these transactions on the Funds to the extent it is consistent with pursuing the investment objectives of its asset allocation decisions on the Funds.


TRUSTEES OF THE TRUST


The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.


VOTING RIGHTS

Each share held entitles the Shareholder of record to one vote. The Shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS

Substantially all of the net investment income (not including capital gain) of the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds is distributed in the form of quarterly dividends to Shareholders of record on the next to last Business Day of each quarter and is periodically declared and paid as a dividend to Shareholders of record for the International Growth Fund. If any capital gain is realized, substantially all of it will be distributed at least annually.


Shareholders automatically receive all income dividends and capital gain distributions in additional Class B shares at the net asset value next determined following the record date, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by


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20

providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and distributions of each Fund are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a Shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

The amount of dividends payable on Class B shares will be less than the dividends payable on Class A shares because of the distribution expenses charged to Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of certain permitted investments and associated risk factors for the Funds:


AMERICAN DEPOSITARY RECEIPTS ('ADRs'), EUROPEAN DEPOSITARY RECEIPTS ('EDRs'), CONTINENTAL DEPOSITARY RECEIPTS ('CDRs') and GLOBAL DEPOSITARY RECEIPTS ('GDRs')-- ADRs are securities, typically issued by a U.S. financial institution (a 'depositary'), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through 'sponsored' or 'unsponsored' facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas and unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.


ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.


Asset-backed securities are not issued or guaranteed by the United States Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.


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21

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.


BANKERS' ACCEPTANCE--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.


BRADY BONDS--Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas
F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank debt. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued bonds ('Brady Bonds'). Brady Bonds may also be issued in respect of new money being advanced by existing leaders in connection with debt restructuring. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. Brady Bonds issues to date may be purchased and sold in the secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European securities depositories.


CERTIFICATES OF DEPOSIT--Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.



COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.


CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeble for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities.

Because of the conversion feature, the market value of convertible securities tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES--Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (e.g., puts and calls) swap agreements, mortgage-backed securities (CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, 'stripped' U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this 'Description of Permitted Investments' for discussions of these various instruments, and see 'Investment Objectives and Policies' for more information about any investment policies and limitations applicable to their use.

EQUITY SECURITIES--Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate.

FIXED INCOME SECURITIES--Fixed Income securities consist of bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which a Fund invests will change in

22

response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FORWARD CURRENCY CONTRACTS--A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward currency contracts to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts, along with futures contracts and option transactions, are considered to be derivative securities and may present special risks. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into a Fund's long-term investment strategies. However, the Advisor and Sub-Advisor believe that it is important to have the flexibility to enter into forward currency contracts when it determines that the best interest of the Fund will be served.

The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. When the Advisor or Sub-Advisor believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Fund may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

At the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an 'offsetting' contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Fund may realize a gain or loss from currency transactions.

Generally, a Fund will enter into forward currency contracts only as a hedge against foreign currency exposure affecting the Fund. If a Fund enters into forward currency contracts to cover activities which are essentially speculative, the Fund will segregate cash or readily marketable securities with its Custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Fund's commitment with respect to such contracts.

To assure that a Fund's foreign currency contracts are not used for leverage, the net amount the Fund may invest in forward currency contracts is limited to the amount of the Fund's aggregate investments in foreign currencies.


By entering into forward foreign currency contracts, a Fund will seek to protect the value of its investment securities against a decline in the value of a currency. However, these forward foreign currency contracts will not eliminate fluctuations in the underlying prices of the securities. Rather, they simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the rise of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS--A Fund may enter into contracts for the purchase or sale of securities, including index contracts or foreign currencies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Fund of the securities or foreign currency called for by the contract at a specified price during a specified future

23

month. When a futures contract on securities or currency is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Fund may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of its common stocks that might otherwise result; and it may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. A Fund may enter into futures contracts and options thereon to the extent that not more than 5% of the Fund's assets are required as futures contract margin deposits and premiums on options and may engage in futures contracts to the extent that obligations relating to such futures contracts represent not more than 20% of the Fund's total assets.

A Fund may also purchase and write options to buy or sell futures contracts. A Fund may write options on futures only on a covered basis. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.


When a Fund enters into a futures transaction it must deliver to the futures commission merchant selected by the Fund an amount referred to as 'initial margin.' This amount is maintained in a segregated account at the custodian bank. Thereafter, a 'variation margin' may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. In addition, a Fund will segregate liquid high-grade securities in an amount equal to its obligations under such contract. A Fund will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.


Options and futures can be volatile investments and involve certain risks. If the Advisor or Sub-Advisor applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.


ILLIQUID SECURITIES--Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 15% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Trustees of the Trust will be considered liquid.


INVESTMENT COMPANIES--A Fund may invest up to 10% of its total assets in shares of other investment companies. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. Such investments may involve the payment of substantial premiums above the net asset value of such issuers' fund securities, and are subject to limitations under the 1940 Act.

A Fund does not intend to invest in other investment companies unless, in the judgment of the Advisor or Sub-Advisor, the potential benefits of such investment exceed the associated costs relative to the benefits and costs associated with direct investments in the underlying securities. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Advisor has agreed to waive its management fee with respect to the portion of a Fund's assets invested in shares of other open-end investment companies. A Fund continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.

24

JUNK BONDS--Bonds rated below investment grade are often referred to as 'junk bonds.' Such securities involve greater risk of default or price declines than investment grade securities due to changes in the issuer's creditworthiness and the outlook for economic growth. The market for these securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund's ability to sell such securities at their market value. In addition, the market for these securities may also be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, FNMA and FHLMC. FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCs) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity, such as a trust. These securities include collateralized mortgage obligations ('CMOs') and real estate mortgage investment conduits ('REMICs') that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.


Collateralized Mortgage Obligations ('CMOs'): CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a 'tranche,' is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.



REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as 'regular' interests, or 'residual' interests. Guaranteed REMIC pass-through certificates ('REMIC Certificates') issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC

25

guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Parallel Pay Securities; PAC Bonds: Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ('PAC Bonds') generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

REITs: REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The value of interests in REITs may be affected by the value of the property owned or the quality of the mortgages held by the trust.


Stripped Mortgage-Backed Securities ('SMBs'): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ('IO'), while the other class may receive all of the principal payments and is thus termed the principal-only class ('PO'). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities and can experience wide swings in value in response to changes in interest rates and associated mortgage prepayment rates. During times when interest rates are experiencing fluctuations, such securities can be difficult to price on a consistent basis. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.


Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

OPTIONS--A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an 'opening transaction.' In order to close out an option position, a Fund may enter into a 'closing transaction,' which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

A Fund may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Fund sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof,

26

the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ('OTC options') differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates.

Call options on securities or foreign currency written by a Fund will be 'covered,' which means that the Fund will own an equal amount of the underlying security or foreign currency. With respect to put options on securities or foreign currency written by a Fund, the Fund will establish a segregated account with its custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Fund would be required to pay upon exercise of the put.

A Fund may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. A Fund may choose to terminate an option position by entering into a closing transaction. The ability of a Fund to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When a Fund writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risk Factors. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.


RECEIPTS--Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest-paying investments.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon

27


price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event of the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.



TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits maturing in more than seven days are considered to be illiquid securities.



U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').


U.S. GOVERNMENT AGENCIES--Obligations issued or guaranteed by agencies of the U.S. Government, including, among others, the Federal Farm Credit Bank, The Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. Government, including, among others, the Federal Home Loan Mortgage Corporation, the Federal Land Banks and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Treasury (e.g., Government National Mortgage Association), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., Federal National Mortgage Association). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE OR FLOATING RATE INSTRUMENTS-- Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (EQUITY AND DEBT SECURITIES)-- When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A Fund will maintain with the Custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate, if any, realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. Debt and equity securities are subject to market fluctuation and it is possible that the market value at the time of settlement could be higher or lower than the purchase price. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems appropriate.

28

TABLE OF CONTENTS
--------------------------------------------------------------------------------


Summary........................................           2
Expense Summary................................           4
Financial Highlights...........................           5
The Trust......................................           6
Investment Objectives and Policies.............           6
Investment Limitations.........................          10
The Advisor....................................          11
The Sub-Advisor................................          12
The Administrator..............................          12
The Shareholder Servicing Agent................          13
The Distributor................................          13
Purchase of Shares.............................          13
Redemption of Shares...........................          15
Performance....................................          17
Taxes..........................................          17
General Information............................          18
Description of Permitted Investments...........          20

THE PILLAR FUNDS

                         Investment Advisor:

                         UNITED JERSEY BANK INVESTMENT MANAGEMENT DIVISION,


                         A DIVISION OF UNITED JERSEY BANK



THE PILLAR FUNDS (the 'Trust') consist of mutual fund portfolios seeking to provide a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus relates to the following money market fund (the 'Fund'):


      O U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND


The Fund's Shares are offered exclusively through the Money Desk of the Bank Investment Division of United Jersey Bank (the 'Money Desk') on an agency basis and are available exclusively to customers of the Money Desk (persons who own shares of the Fund are referred to herein as 'Shareholders').



 SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, ENDORSED OR GUARANTEED BY, ANY BANK (INCLUDING UNITED JERSEY BANK OR ITS AFFILIATES OR CORRESPONDENTS), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.


 AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated April 30, 1996 has been filed with the Securities and Exchange Commission and is available without charge through the Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087-1658 or by calling 1-800-932-7782. The Statement of Additional Information is incorporated into this Prospectus by reference.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


APRIL 30, 1996

2
                                    SUMMARY


    THE PILLAR FUNDS (THE 'TRUST') CONSIST OF OPEN-END MANAGEMENT INVESTMENT COMPANIES WHICH PROVIDE A CONVENIENT WAY TO INVEST IN PROFESSIONALLY MANAGED PORTFOLIOS OF SECURITIES. THE FOLLOWING PROVIDES BASIC INFORMATION ABOUT THE SHARES OF THE TRUST'S U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND (THE 'FUND').


    What is the Investment Objective? The Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income. There can be no assurance that the Fund will achieve its investment objective or be able to maintain a net asset value of $1.00 per share on a continuous basis. See 'Investment Objective and Policies.'

    What are the Permitted Investments? The U.S. Treasury Securities Plus Money Market Fund invests exclusively in short-term U.S. Treasury obligations and repurchase agreements with respect to such obligations. See 'Investment Objectives Policies' and 'Description of Permitted Investments.'


    Who is the Advisor? United Jersey Bank Investment Management Division, a division of United Jersey Bank, serves as the Advisor of the Trust. See 'The Advisor.'


    Who is the Administrator? SEI Financial Management Corporation serves as the Administrator of the Trust. See 'The Administrator.'

    Who is the Shareholder Servicing Agent? SEI Financial Management Corporation acts as dividend disbursing agent and shareholder servicing agent for the Trust and as transfer agent for the Trust under a separate agreement. See 'The Shareholder Servicing Agent.'


    Who is the Distributor? SEI Financial Services Company acts as distributor of the Trust's shares. The Trust has adopted a distribution plan on behalf of the Fund pursuant to Rule 12b-1 of the Investment Company Act of 1940. See 'The Distributor.'


    How do I Purchase and Redeem Shares? Purchases and redemptions may be made through the Distributor on a day on which both the New York Stock Exchange and the Federal Reserve wire system are open for business ('Business Day'). A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds prior to 12:00 noon, Eastern time, on such Business Day. Redemption orders must be placed prior to 12:00 noon, Eastern time, on any Business Day for the order to be effective that day. See 'Purchase of Shares' and 'Redemption of Shares.'

    How are Dividends Paid? The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend for Shareholders of record as of the close of business on that day. Any capital gains will be distributed at least annually. Dividends are paid monthly in additional shares unless the Shareholder elects to take the payment in cash. See 'Dividends.'

3

                                EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES
(As a percentage of average net assets)


                                                                                                      U.S. TREASURY
                                                                                                     SECURITIES PLUS
                                                                                                      MONEY MARKET
                                                                                                          FUND
Advisory Fees (after fee waivers)(1).............................................................         .08%
12b-1 Fees.......................................................................................         .03%
Other Expenses...................................................................................         .44%
------------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers)(2)..................................................         .55%
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------


(1) The Advisor has agreed to voluntarily waive fees in an amount that operates to limit total operating expenses of the Fund to not more than .55% of average daily net assets. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion.

(2) Absent fee waivers, Advisory Fees would be .15% and Total Operating Expenses would be .62% of the Fund's average daily net assets. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'


EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      1YR.        3 YRS.       5 YRS.     10 YRS.
-----------------------------------------------------------------------------------------------------------------------------------
An investor in a Fund would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time
  period.........................................................................     $6           $18          $31         $69
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the expense table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Fund. Financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers. Additional information may be found under 'The Advisor,' 'The Administrator' and 'The Distributor.'

4

FINANCIAL HIGHLIGHTS                                            THE PILLAR FUNDS


The following information has been audited by Arthur Andersen LLP, the Trust's independent public accountants, as indicated in their report dated February 22, 1996 on the Trust's financial statements as of December 31, 1995 included in the Trust's Statement of Additional Information under 'Financial Information.' This table should be read in conjunction with the Trust's financial statements and notes thereto.



FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR


                                                                                       NET
                      NET ASSET                DISTRIBUTIONS                         ASSETS      RATIO OF      RATIO OF
                        VALUE         NET       FROM NET     NET ASSET               END OF     EXPENSES TO   NET INCOME
                      BEGINNING   INVESTMENT   INVESTMENT    VALUE END     TOTAL     PERIOD     AVERAGE NET   TO AVERAGE
                      OF PERIOD     INCOME       INCOME      OF PERIOD    RETURN      (000)       ASSETS      NET ASSETS
                     -----------  -----------  -----------  -----------  ---------  ---------  -------------  -----------
-------------------------------
U.S. TREASURY SECURITIES PLUS
-------------------------------
CLASS A
1995...............   $ 1.00       $ 0.05       $ (0.05)     $ 1.00        5.40%    $ 64,697      0.55%          5.26%
1994...............     1.00         0.04         (0.04)       1.00        3.60       46,301      0.55           3.42
1993(1)............     1.00         0.02         (0.02)       1.00        2.66*      89,278      0.55           2.62

                       RATIO OF      RATIO OF
                      EXPENSES TO   NET INCOME
                      AVERAGE NET   TO AVERAGE
                        ASSETS      NET ASSETS
                      (EXCLUDING    (EXCLUDING
                       WAIVERS)      WAIVERS)
                     -------------  -----------
------------------------------
U.S. TREASURY SECURITIES PLUS
------------------------------
CLASS A
1995...............         0.62%         5.19%
1994...............         0.63          3.34
1993(1)............         0.68          2.49




------------------



    *      Annualized
   (1)     The U.S. Treasury Securities Plus Money Market Fund commenced operations on May 3, 1993. Ratios for this period have been annualized.

5

THE TRUST


THE PILLAR FUNDS (the 'Trust') is an open-end management investment company that has diversified and non-diversified portfolios. The Trust offers units of beneficial interest ('shares') in fifteen separate investment portfolios. Shareholders may purchase shares in each portfolio (except for the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution costs, voting rights, sales load, minimum investment, redemption fees, transfer agency fees and dividends. Except for these differences between classes, each share of each fund represents an undivided, proportionate interest in that fund. This Prospectus relates to the Trust's U.S. Treasury Securities Plus Money Market Fund (the 'Fund'). The Fund is a diversified mutual fund. Information regarding the Trust's other funds is contained in separate prospectuses that may be obtained by writing the Trust's Distributor, SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling 1-800-932-7782.



SHARES OF THE TRUST ARE NOT DEPOSITS, OBLIGATIONS OR ACCOUNTS (TRUST OR OTHERWISE) OF, OR INSURED, GUARANTEED, SPONSORED OR ENDORSED BY, ANY BANK (INCLUDING UNITED JERSEY BANK), ANY STATE OR STATE AGENCY, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE U.S. GOVERNMENT OR ANY U.S. GOVERNMENT AGENCY.



SHARES OF THE TRUST ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to preserve principal value and maintain a high degree of liquidity while providing current income. There is no assurance that the investment objective of the Fund will be met.

The Fund intends to comply with regulations of the Securities and Exchange Commission ('SEC') applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will invest only in U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only 'eligible securities' that present minimal credit risks and have a maturity of 397 days or less. For a further discussion of these rules, see 'Description of Permitted Investments.'

THE U.S. TREASURY SECURITIES PLUS MONEY MARKET FUND

The Fund will invest in (i) bills, notes and bonds issued by the U.S. Treasury;
(ii) separately traded interest and principal component parts of such obligations that are transferable through the Federal Book Entry System (together, 'U.S. Treasury Obligations'); and (iii) repurchase agreements involving U.S. Treasury Obligations.


For a description of the Fund's permitted investments, see 'Description of Permitted Investments' in this Prospectus and 'Description of Permitted Investments' in the Statement of Additional Information.


SECURITIES LENDING

The Fund may make short-term loans of its portfolio securities under contracts calling for collateral in cash or U.S. Government securities with a value at least equal to 102% of the value of the loaned securities. The Fund will continue to collect interest on the securities loaned and will also receive either interest, through investment of cash collateral, or a fee, if the collateral is U.S. Government securities. The Fund pays lending and other fees in connection with securities loans.

INVESTMENT LIMITATIONS


The investment objective and the following investment limitations are fundamental policies of the Fund. In addition, it is a fundamental policy of the Fund to use its best efforts to maintain a constant net asset value of $1.00 per share, although there can be no assurance the Fund will be able to do so. Fundamental policies cannot be changed with respect to the Fund without the consent of the

6

holders of a majority of the Fund's outstanding shares.

The Fund may not make loans, except that it may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

It is a non-fundamental policy of the Fund to invest no more than 10% of its total assets in illiquid securities (as defined under 'Description of Permitted Investments').

The foregoing percentage limitations will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

THE ADVISOR


United Jersey Bank Investment Management Division, a division of United Jersey Bank (the 'Advisor') serves as the Advisor of the Trust. The Advisor makes the investment decisions for the assets of the Fund and continuously reviews, supervises and administers the Fund's investment program subject to the supervision of, and policies established by, the Trustees of the Trust.



United Jersey Bank, 210 Main Street, Hackensack, NJ 07601, was chartered in 1899 and has been exercising trust powers and managing money since 1916. The Investment Management Division began as a separate operating division of the Bank in 1973. The Bank's investment experts have, on average, over 20 years of experience in investment management. As of December 31, 1995, total assets under management were approximately $4 billion.



United Jersey Bank is a wholly-owned subsidiary of UJB Financial Corp., an interstate bank holding company with $15.4 billion in assets and 270 banking offices in New Jersey and Eastern Pennsylvania as of December 31, 1995.



The Advisor is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive all or a portion of its fees in order to limit the total operating expenses to .55% of the average daily net assets of the Fund. The Advisor reserves the right to terminate its fee waiver at any time in its sole discretion. As of the fiscal year ended December 31, 1995, the Fund paid the Advisor an advisory fee of .08% of its average daily net assets.



United Jersey Bank has also entered into a Custodian Agreement with the Trust, under which it will provide all securities safekeeping services as required by the Fund and the Investment Company Act of 1940, as amended (the '1940 Act'). The Trust pays United Jersey Bank (referred to herein in its custodial capacity as the 'Custodian') a Custodian fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of the Fund.



The Glass-Steagall Act restricts the securities activities of banks such as United Jersey Bank, but federal regulatory authorities permit such banks to provide investment advisory and other services to mutual funds. Should this position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.


THE ADMINISTRATOR

SEI Financial Management Corporation (the 'Administrator'), a wholly-owned subsidiary of SEI Corporation ('SEI'), serves as the Administrator of the Trust. The Administrator provides the Trust with administrative services, other than investment advisory services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the Fund.

THE SHAREHOLDER SERVICING AGENT


SEI Financial Management Corporation acts as the dividend disbursing agent and shareholder servicing agent for the Trust. SEI Financial Management Corporation also acts as the transfer agent for the Trust.

7

THE DISTRIBUTOR

SEI Financial Services Company (the'Distributor'), a wholly-owned subsidiary of SEI, acts as the Distributor for the Trust.


The Fund has a distribution plan dated April 30, 1993 (the 'Plan'). As provided in the Distribution Agreement and the Plan, the Trust will pay the Distributor a fee of .03% of the Fund's average daily net assets. The Distributor may apply this fee toward: a) compensation for its services in connection with distribution assistance or provision of shareholder services; or b) payments to financial institutions and intermediaries such as banks (including United Jersey
Bank), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates and subsidiaries as compensation for services or reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries. The Fund may also execute brokerage or other agency transactions through an affiliate of the Advisor or through the Distributor for which the affiliate or the Distributor receives compensation. In addition, financial institutions that are the record owner of shares for the account of their customers may impose separate fees for account services to their customers.


PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares of the Fund may be made on any Business Day. State securities laws may require banks and financial institutions purchasing shares for their customers to register as dealers pursuant to state laws.

A purchase order will be effective as of the Business Day received by the Distributor if the Distributor receives an order and the Custodian receives federal funds before 12:00 noon, Eastern time, on such Business Day. Otherwise, the purchase order will be effective the next Business Day. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow time for processing and transmittal of these orders to the Distributor for effectiveness the same day.


The purchase price is the net asset value per share next computed after the order is effective. The net asset value per share of the Fund is determined by dividing the total value of its investments and other assets, less any liabilities, by its total outstanding shares. The net asset value per share is calculated as of 12:00 noon, Eastern time, each Business Day based on the amortized cost method as described in the Statement of Additional Information. Purchased shares are first entitled to dividends the day the purchase order is effective. No certificates representing shares will be issued.


The minimum initial investment in the Fund is $100,000; however, the minimum investment may be waived at the Distributor's discretion.


Neither the Trust nor its transfer agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and its transfer agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording instructions. If market conditions are extraordinarily active, or other extraordinary circumstances exist, Shareholders who experience difficulties placing redemption orders by telephone may wish to consider placing the redemption order by other means.


The Trust reserves the right to reject a purchase order when the Distributor determines that it is not in the best interest of the Trust or its Shareholders to accept such order.


For redemption orders received before 12:00 noon, Eastern time, payment will normally be made the same day by transfer of federal funds. Otherwise, payment will be made on the next Business Day and, in any event, within seven Business Days after the redemption order is effective. The redemption price is the net asset value per share of the Fund next determined after receipt by the Distributor of the redemption order. Redeemed shares are not entitled

8

to dividends declared the day the redemption order is effective.

The purchase price and the redemption price is expected to remain constant at $1.00 per share.

The Fund intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in fund securities with a market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

COMPUTATION OF YIELD

From time to time the Fund may advertise 'current yield' and 'effective compound yield.' Both yield figures are based on historical earnings and are not intended to indicate future performance. The 'current yield' of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The 'effective yield' will be slightly higher than the 'current yield' because of the compounding effect of this assumed reinvestment.


The Fund may periodically compare its performance to that of: (i) other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals; (ii) broad groups of comparable mutual funds; (iii) unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs; or (iv) other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may use long-term performance of the capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.


TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its Shareholders. Accordingly, Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND


The Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. The Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the 'Code'), so as to be relieved of federal income tax on that part of its net investment income which is distributed to Shareholders. The Fund also intends to make sufficient distributions each calendar year to avoid liability for federal excise tax.


TAX STATUS OF DISTRIBUTIONS

Dividends declared by the Fund in December of any year and payable to Shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the Shareholders on the last day of that month if paid by the Fund during the following January.

The Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to Shareholders. Dividends from net investment income will be taxable to Shareholders as ordinary income whether received in cash or in additional shares and will not qualify for the dividends-received deduction otherwise available to corporate shareholders. Dividends from net capital gain (the excess of net long-term capital gain over net short-term capital loss) also will not qualify for the dividends-received deduction and will be treated as long-term capital gains, regardless of how long

9


the Shareholder has held shares. The Fund will make annual reports to Shareholders of the federal income tax status of all distributions.



Interest received on direct U.S. obligations that is exempt from tax at the state level when received directly may be exempt, depending on the state, when received by a Shareholder from the Fund, provided certain conditions are satisfied. The Fund will inform Shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisors to determine whether any portion of the income dividends received from the Fund is considered tax-exempt in their particular states.


With respect to investments in STRIPS (as defined under 'Description of Permitted Investments'), which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the accreted interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund distributes all of its net investment income to its Shareholders, the Fund may have to sell fund securities to distribute such imputed income which may occur at a time when the Advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.


The sale, exchange or redemption of Fund shares is a taxable event to the Shareholder.



Generally, gain or loss on the sale, exchange or redemption of a share will be capital gain or loss which will be long-term if the share has been held for more than one year and otherwise will be short-term. However, if a Shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed capital gains of the Fund with respect to such share are included in determining the Shareholder's long-term capital gains), the Shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund which have been included in determining such Shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). Investors should particularly note that this loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.


GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate portfolios of shares and different classes of each Fund. In addition to the Fund, the Trust consists of the following funds: U.S. Treasury Securities Money Market Fund, Prime Obligation Money Market Fund, Tax-Exempt Money Market Fund, Short-Term Investment Fund, Fixed Income Fund, New Jersey Municipal Securities Fund, Pennsylvania Municipal Securities Fund, Intermediate-Term Government Securities Fund, GNMA Fund, Equity Value Fund, Equity Income Fund, Mid Cap Value Fund, Balanced Growth Fund and International Growth Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto.


The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.


TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by a board of trustees (the 'Trustees') under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described

10

above, certain companies provide essential management services to the Trust.

VOTING RIGHTS

Each share held entitles a Shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters relating solely to that Fund or class. As a Massachusetts business trust, the Trust is not required to hold annual meetings of Shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by Shareholders at a special meeting called upon written request of Shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested the Trust will provide appropriate assistance and information to the Shareholders requesting the meeting.

REPORTING

The Trust issues unaudited financial information semi-annually and audited financial statements annually. The Trust furnishes proxy statements and other reports to Shareholders of record.

SHAREHOLDER INQUIRIES


Shareholder inquiries should be directed to The Pillar Funds, P.O. Box 8523, Boston, MA 02266-8523.


DIVIDENDS

The net investment income (exclusive of capital gains) of the Fund is determined and declared on each Business Day as a dividend to Shareholders of record as of the close of business on that day. Dividends are paid by the Fund in additional shares on or about the first business day of the following month, unless the Shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution. Currently, capital gains of the Fund, if any, are distributed at least annually.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS


Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.


DESCRIPTION OF PERMITTED INVESTMENTS

The following is a description of the permitted investments for the Fund:

ILLIQUID SECURITIES--Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. Not more than 10% of the total assets of a Fund will be invested in such instruments. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security. Restricted securities, including Rule 144A securities, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.


REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.


RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS--Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risks and that are 'eligible securities,' which means they are (i) rated, at the time of investment, by at least two

11

nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a 'first tier security'), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ('second tier security'). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. In the case of taxable money market funds, investments in second tier securities are subject to the further constraints in that (i) not more than 5% of a Fund's assets may be invested in second tier securities and (ii) any investment in securities of any one such issuer is limited to the greater of 1% of a Fund's total assets or $1 million. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three business days.


U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ('STRIPS').

12



TABLE OF CONTENTS
--------------------------------------------------------------------------------------------------------------------------------

Summary.............................................          2  The Shareholder Servicing Agent.....................          6
Expense Summary.....................................          3  The Distributor.....................................          7
Financial Highlights................................          4  Purchase and Redemption of Shares...................          7
The Trust...........................................          5  Computation of Yield................................          8
Investment Objective and Policies...................          5  Taxes...............................................          8
Investment Limitations..............................          5  General Information.................................          9
The Advisor.........................................          6  Description of Permitted Investments................         10
The Administrator...................................          6

                                THE PILLAR FUNDS

                              Investment Advisor:
               United Jersey Bank Investment Management Division,
                        a division of United Jersey Bank

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of The Pillar Funds (the "Trust") and should be read in conjunction with the Trust's Prospectuses dated April 30, 1996. Prospectuses may be obtained through the Distributor, SEI Financial Services Company, 680 E. Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-932-7782.


                               TABLE OF CONTENTS
Investment Objectives and Policies
         Description of Permitted Investments...................................................................  2
         Description of Ratings ................................................................................ 20
         Securities Lending..................................................................................... 24
         Investment Limitations................................................................................. 25
Management of the Trust
         Trustees and Officers of the Trust..................................................................... 27
         The Advisor............................................................................................ 28
         The Sub-Advisor........................................................................................ 29
         The Administrator...................................................................................... 30
Fund Transactions
         General................................................................................................ 31
         Trading Practices and Brokerage........................................................................ 32
The Distributor and the Distribution Plans...................................................................... 37
Performance
         Computation of Yield................................................................................... 41
         Calculation of Total Return............................................................................ 44
Purchase and Redemption of Shares............................................................................... 46
Shareholder Services............................................................................................ 47
Determination of Net Asset Value................................................................................ 48
General Information and History
         The Trust.............................................................................................. 49
         Description of Shares.................................................................................. 50
         Shareholder Liability.................................................................................. 56
         Limitation of Trustees' Liability...................................................................... 56
Taxes........................................................................................................... 56
Experts......................................................................................................... 59
Financial Information......................................................................................      59
         Report of Independent Public Accountants..........................................................     F-1
         Financial Statements..............................................................................     F-2


April 30, 1996

                       INVESTMENT OBJECTIVES AND POLICIES

DESCRIPTION OF PERMITTED INVESTMENTS


Foreign Securities. The Short-Term Investment, Fixed Income and International Growth Funds may invest in the securities of foreign issuers. In addition, the Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds may invest in American Depositary Receipts, American Depositary Shares and New York Shares, and reserves the right to invest up to 25% of their assets in foreign equity securities denominated in foreign currencies, except for the International Growth Fund which will invest at least 65% of its assets in foreign equity securities. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in currency exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commission than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign markets may be characterized by lower liquidity, greater price volatility, less regulation and higher transaction costs than U.S. markets.


Forward Foreign Currency Contracts. The International Growth Fund may invest in forward foreign currency contracts. Forward foreign currency contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security in a foreign currency, the Fund may enter into a foreign forward currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the United States dollar or other foreign currency.

Also, when the Sub-Advisor anticipates that a particular foreign currency may decline substantially relative to the United States dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of its securities denominated in such foreign currency. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward currency contracts may offer protection from losses resulting from declines in value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency contracts and conversions of foreign currencies into U.S. dollars.




Lower Rated Securities. The International Growth Fund may invest in lower-rated bonds commonly referred to as "junk bonds" or high yield/high risk securities. These securities are rated "Ba" or lower by Moody's

Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Ratings Group ("S&P"). These ratings indicate that the obligations are speculative and may be in default. In addition, the Fund may invest in unrated securities subject to the restrictions stated in the Prospectus.


         Certain Risk Factors Relating to High-Yield, High-Risk Securities. The descriptions below are intended to supplement the discussion in the Prospectus under "Risk Factors".

         Growth of High Yield Bond, High-Risk Bond Market. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

         Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic down turn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and the Fund's net asset value.

         Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets. If the Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.


         Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely the Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.


         Legislation. Federal laws require the divestiture by federally insured savings and loan associations of their investments in lower rated bonds and limit the deductibility of interest by certain corporate issuers of high yield bonds. These laws could adversely affect the Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

         Taxes. The Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the code. Because the original issue discount earned by the Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

Mortgage-backed securities. Each of the Funds except the U.S. Treasury Securities Money Market and U.S. Treasury Securities Plus Money Market Funds may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The GNMA Fund may invest in securities issued and guaranteed by Federal Home Loan Banks. In addition, the Short-Term Investment and Fixed Income Funds may invest in privately issued mortgage-backed securities. Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable

30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.


CMOs. The Short-Term Investment, Fixed Income and Balanced Growth Funds may also invest in mortgage-backed securities issued by non-governmental entities. The mortgage-backed securities these Funds may purchase are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs") which are rated in one of the two top categories by S&P or Moody's and which are backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage "pay-through" bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and "mortgage-backed" bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.


Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed by U.S. Government agencies or instrumentalities.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.


Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The Advisor believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine the average maturity of a Fund, the Advisor will use an estimate of the average life of a mortgage-backed security. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. There can be no assurance that the average life as estimated by the Advisor will be the actual average life.

Municipal Securities. The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may invest in the following:

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

Municipal bonds consist of general obligation bonds, revenue or special obligation bonds and private activity bonds, the interest paid on which is excludable from Federal income tax. Private activity bonds are issued by or on behalf of States or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues and is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

The Funds may also purchase variable and floating rate demand notes and synthetic variable rate demand notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund involved can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The Advisor will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a creditworthy financial institution or the payment obligation otherwise will be collateralized by U.S. Government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or a participation interest or demand note with a demand feature exceeding seven days may be deemed to be an illiquid security subject to each Fund's investment limitations restricting its purchases of illiquid securities to not more than 15% of its total assets. The Advisor may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings applicable to each Fund and satisfy other applicable requirements.


New Jersey Municipal Securities and Special Considerations Relating Thereto. The concentration of investments in New Jersey Municipal Securities by the New Jersey Municipal Securities Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of the State of New Jersey or its municipalities could adversely affect the value of this Fund and the securities held by it.



         The following information is based on official statements relating to securities offerings of the State of New Jersey (the "State") and various local agencies that have come to the Fund's attention and available as of the date of this Statement of Additional Information. The New Jersey Municipal Securities Fund has not independently verified any of the information contained in the official statement but is not aware of any fact which would render such information inaccurate.


         General. New Jersey is located at the center of the Middle Atlantic region which extends from Boston to Washington, and which includes almost one-fourth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.


         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's principal manufacturing industries produce chemicals and pharmaceuticals, electrical equipment and instruments, printing, machinery and food products. In addition, the State introduced legalized casino gambling into Atlantic City in the 1970's which has fostered employment and tourism in Atlantic City.



         New Jersey is the ninth largest state in population and the fifth smallest in land area. It is the most densely populated state in the United States with an average of 1,062 persons per square mile. New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of .27% in the 1970's. Between 1980 and 1990, the annual growth rate was
 .49% and between 1990 and 1994 accelerated to .52%. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.


         After enjoying an extraordinary boom during the mid-1980's, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession, which began in July 1990. By the beginning of the national recession, construction activity had already been declining in New Jersey for nearly two years. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing.


         Reflecting the downturn, the rate of unemployment in the State rose from a peacetime low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.4% during 1992. The unemployment rate fell to 6.9% during the first quarter of 1995.

         Financial Accounting. The State utilizes the fund method of accounting. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Enterprise Funds, University Funds, General Fixed Asset Account Group and General Long-Term Debt Account Group.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.

         Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created which are either reported ultimately in the General Fund or are created to hold revenues derived from private sources.



         Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, of, and interest on, general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.


         Enterprise Funds account for operations where the intent of the State is that the cost of providing goods or services to the general public on a continuing basis be financed or recovered primarily through user charges, or where periodic measurement of the results of operations is appropriate for capital maintenance, public policy, management control or accountability. The College and University Funds account for the operations of Rutgers, the State University, the University of Medicine and Dentistry of New Jersey, the New Jersey Institute of Technology, and the nine State colleges including their foundations and associations, in accordance with existing authoritative accounting and reporting principles applicable to universities and hospitals.

         The State operates on a fiscal year beginning July 1 and ending June
30. The State Constitution provides that all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriations law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent.

         Financial Results and Projections.


     Revenues. Estimated receipts from State taxes and revenues are forecasts based on the best information available at the time of such forecasts.

The principal taxes in New Jersey are the Sales and Use Tax, the Gross Income Tax, and the Corporation Business Tax. The fiscal year 1996 Appropriation Act forecasts Sales and Use Tax collections of $4,356 million, a 5.5% increase over receipts estimated for fiscal year 1995; Gross Income Tax collections of $4,580 million, a 9.0% increase over receipts estimated in the revised estimates for fiscal year 1995; and Corporation Business Tax collections of $1,145 million, a 8.6% increase over receipts estimated in the revised estimates for fiscal year 1995. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.



     Appropriations. The State appropriated approximately $14,737 million for fiscal year 1993 and $15,492 million for fiscal year 1994. Estimated appropriations for fiscal years 1995 and 1996 total $15,528 million and $15,995 million, respectively. Of the estimated $15,995 million appropriated in fiscal year 1995 from the General Fund, the Property Tax Relief Fund, the Casino Control Fund, the Casino Revenue Fund, and the Gubernatorial Elections Fund, $6,423.5 million (40.2%) is appropriated for State aid to local governments, $3,708 million (23.2%) is appropriated for grants-in-aid (payments to individuals or public or private agencies for benefits to which a recipient is entitled to by law, or for the provision of services on behalf of the State), $5,179.6 million (32.4%) for direct State services, $466.3 million (2.9%) for debt service on State general obligation bonds and $443.9 million (2.9%) for capital construction.



     Fund Balances. The undesignated Fund balances are available for appropriations in succeeding fiscal years. There have been positive Fund balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. Total ending Fund balances for fiscal years 1992, 1993 and 1994 were $836.2 million, $1,149.6 million and $1,264.6 million, respectively. General Fund balances accounted for $1.4 million, and $760.8 million and $937.4 million of the total ending Fund balances in fiscal years 1992, 1993 and 1994, respectively. Total ending Fund balances are estimated to be $965.7 million for the fiscal year 1995, of which the General Fund balance is expected to account for $926.0 million. The estimates for fiscal year 1995 are preliminary and are subject to change upon completion of the State's year end audit. The estimates for Total and General Fund balances for the fiscal year ended 1995 are $549.3 million and $563 million, respectively. The estimates for fiscal 1996 reflect amounts contained in the Fiscal Year 1996 Appropriations Act and Supplemental Appropriations enacted through September 1, 1993. It should be noted that an adverse determination in certain litigation in which the State is a party would have a significant impact on fiscal 1995 and subsequent fiscal year fund balances (see "Litigation" section).


         Indebtedness of the State.

     General Obligation Bonds. The primary method for State financing of capital projects is through the sale of the general obligation bonds of the

State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. As of June 30, 1994, the outstanding general obligation bonded indebtedness of the State was approximately $3.65 billion. For fiscal 1996, $466.3 million has been appropriated for the debt service obligation on outstanding indebtedness.



     Tax and Revenue Anticipation Notes. In fiscal year 1992 the State initiated a program under which it issued tax and revenue anticipation notes to aid in providing effective cash flow management to fund imbalances which occur in the collection and disbursement of the General Fund and Property Tax Relief Fund revenues. There are presently no tax and revenue anticipation notes outstanding. Such tax and revenue anticipation notes do not constitute a general obligation of the State or a debt or liability within the meaning of the State Constitution. These notes constitute special obligations of the State payable solely from moneys on deposit in the General Fund and Property Tax Relief Fund and legally available for such payment.

         State Related Obligations.


     Lease Financing. The State has entered into a number of leases relating to the financing of certain real property and equipment. Lease financing obligations outstanding as of December 31, 1992 totalled $804.8 million.

     State Supported School and County College Bonds. Legislation provides for future appropriations for State aid to local school districts equal to debt service on a maximum principal amount of $280.0 million of bonds issued by such local school districts for construction and renovation of school facilities and for State aid to counties equal to debt service on up to $80.0 million of bonds issued by counties for construction of county college facilities. The State Legislature is not legally bound to make such future appropriations, but has done so to date on all outstanding obligations issued under these laws. As of December 31, 1993, the maximum amount of $280.0 million of school district bonds has been approved for State support. Bonds or notes in the amount of $274.1 million have been issued by local school districts, of which $211.2 million have been retired and $62.8 million are still outstanding. As of June 30, 1993, $81.9 million of county college bonds or notes have been authorized or issued, of which $42.0 million have been retired.


     Moral Obligation Financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State Legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible State entities. The State provides the South Jersey Port Corporation with funds to cover all debt service and property tax requirements to the extent earned revenues are anticipated to be insufficient to cover these obligations. All other entities with moral obligation bonds are expected to generate revenues sufficient to cover debt service requirements thereon. As of June 30, 1994, outstanding moral obligation indebtedness totalled $737.9 million, with an approximate maximum annual debt service requirement of $68.2 million.



     New Jersey Transportation Trust Fund Authority. In July 1984, the
State created the New Jersey Transportation Trust Authority (the "Authority"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the Act, the Authority, the State Treasurer and the Commissioner of Transportation executed a contract (the "Contract") which provides for the payment of these revenues to the Authority. The payment of all such amounts is subject to and dependent upon appropriations being made by the State Legislature and there is no requirement that the Legislature make such appropriations.



     Pursuant to the Act, the aggregate principal amount of the Authority's bonds, notes or other obligations outstanding at any one time may not exceed $1.7 billion. This amount is reduced by certain payments to the Authority by the State in excess of the contract amount. Since January 1985, the Authority has issued $1.223 billion in bonds. Of these, $1,222.3 million were outstanding on June 30, 1994. These bonds are special obligations of the Authority payable from the payments made by the State pursuant to the Contract.

     Economic Recovery Fund Bonds. Legislation enacted during 1992 by the State authorizes the New Jersey Economic Development Authority ("NJEDA") to issue bonds for various economic development purposes. Pursuant to that legislation, NJEDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which NJEDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the Port Authority of New York and New Jersey. The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. On June 1, 1994, NJEDA issued $705.3 million in Economic Recovery Fund Bonds.




     Miscellaneous. Other State related obligations include bonds of the New Jersey Sports and Exposition Authority and lease purchase agreements of the New Jersey Commission on Science and Technology. Amounts outstanding as of June 30, 1994 totalled $615.1 million and $1.3 million, respectively, for these two organizations.



         State Employees. The State, as a public employer, is covered by the New Jersey Public Employer-Employee Relations Act, as amended, which guarantees public employees the right to negotiate collectively through employee organizations certified or recognized as the exclusive collective negotiations representatives for units of public employees found to be appropriate for collective negotiations purposes. Approximately 64,500 employees are paid through the State payroll system. Of the 64,500 employees, 56,800 are represented by certified or recognized exclusive majority representatives and are organized into various negotiation units. The State is conducting negotiations for successor agreement with various negotiation units affecting approximately 54,400 employees. The current agreement expired on June 30, 1994. Three units of State Police employees, representing approximately 2,400 Troopers, Sergeants and Lieutenants are in the second year of a three-year contract which expires on June 30, 1996. Their agreements call for a 4% wage increase effective June 24, 1995. The fiscal year 1996 budget is expected to reduce the workforce through attrition, voluntary furlough and layoff of state employees during the fiscal year.

         Counties and Municipalities. The Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget which is balanced on a cash basis, and items of revenue and appropriation must be examined by the Director of the Division (the "Director"). This process insures that every municipality and county annually adopts a budget balanced on a cash basis, within limitations on appropriations or tax levies, respectively, and making adequate provision for principal of and interest on indebtedness falling due in the fiscal year, deferred charges and other statutory expenditure requirements. In addition to the exercise of regulatory and oversight functions, the Director offers expert technical assistance to local units in all aspects of financial administration, including revenue collection and cash management procedures, contracting procedures, debt management and administrative analysis.

         State law also regulates the issuance of debt by local units. The Local Budget Law limits the amount of tax anticipation notes that may be issued by local units and requires the repayment of such notes within 120 days of the end of the fiscal year (six months in the case of the counties) in which they were issued. The Local Bond Law governs the issuance of bonds and notes by the local units. No local unit is permitted to issue bonds for the payment of current expenses (other than Fiscal Year Adjustment bonds). Local units may not issue bonds to pay outstanding bonds, except for refunding purposes, and then only with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited to a percentage of its equalized valuation basis, which is the average of the equalized value of all taxable real property and improvements within the geographic boundaries of the local unit, as annually determined by the Director of the Division of Taxation, for each of the three most recent years.

         State law authorizes State officials to supervise fiscal administration in any municipality which is in default on its obligations or upon the occurrence of certain other events. State officials are authorized to continue such supervision for as long as any of the conditions exist and until the municipality operates for a fiscal year without incurring a cash deficit.

         School Districts. New Jersey's school districts operate under the same comprehensive review and regulation as do its counties and municipalities. Certain exceptions and differences are provided, but the State supervision of school finance closely parallels that of local governments.

         Litigation. Certain litigation is pending or threatened in which the State has the potential for either a significant loss of revenue or a significant unanticipated expenditure, including suits relating to the following matters:




         (a) Several cases are pending in the State courts challenging the methods by which the State Department of Human Services shares with county governments the maintenance recoveries and costs for residents in State psychiatric hospitals and residential facilities for the developmentally disabled.



         (b) Suits have been initiated by various counties in the State seeking the return of moneys paid by the counties since 1980 for the maintenance of Medicaid or Medicare eligible residents of institutions for the developmentally disabled. In March 1994, the State Superior Court ruled that the counties were entitled to credits for payments made since 1989. In February 1995 all but one county had resolved its cost-sharing disputes with the State. One county has filed for administrative review to contest the State's calculation of the credits.



         (c) A class action on behalf of all New Jersey long-term care facilities avers that the State has implemented unreasonably low Medicaid payment rates. A final decision in favor of the plaintiffs could require the State to make substantial expenditures. A plaintiffs' motion for a preliminary injunction was denied on May 25, 1995, and that denial is being appealed to the Third Circuit.



         (d) Litigation is pending challenging various portions of the State's Fair Automobile Insurance Reform Act of 1990, which substantially altered the State's statutory scheme governing private passenger automobile insurance.



         (e) At any given time, there are various numbers of claims and cases pending against the State, its agencies and employees seeking recovery of damages paid out of a fund created pursuant to the State's Tort Claims Act. The State is unable to estimate its exposure for these claims and cases. An independent study estimated an aggregate potential exposure of $50 million for tort claims pending as of January 1, 1982. It is estimated that were a similar study made of claims currently pending, the amount of such estimated exposure would be somewhat higher.



         (f) At any given time, there are various claims of contract and other claims against the State, and State agencies including environmental claims arising from the alleged disposal of hazardous waste. The State is unable to estimate its exposure for these claims.



         (g) At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry ("University") and its employees seeking recovery of damages that are paid out of the Self Insurance Reserve Fund created pursuant to the State's Tort Claims Act. An independent study estimated an aggregate potential exposure of $66.5 million for claims pending as of December 31, 1994. In addition, various other claims are pending against the University seeking damages or other relief which, if granted, would require the expenditure of funds (amount not estimated).



         (h) Various hospitals have challenged the Commissioner's calculation of the hospital assessment required by the Health Care Cost Reduction Act of 1991. The court denied a request by 11 hospitals for injunctive relief to prevent the assessment after fiscal year 1994. The assessment is intended to produce approximately $3 million per month from all State hospitals. On January 17, 1995, the Appellate Division rejected the hospitals' argument. The Supreme Court denied the hospitals' petition for certification on April 26, 1995. In a separate case, the Appellate Division rejected a group of 67 hospital's request for a refund based on a prior opinion because the appeal had been filed in an untimely manner.




         (i) An individual plaintiff has filed a suit against two members of the New Jersey Bureau of Securities alleging various causes of action for defamation, injury to reputation, abuse of process and improper disclosure of private facts. The State was granted a Motion for Summary Judgment on January 11, 1995. Plaintiff has filed a notice of appeal. The State is unable to estimate its exposure for this claim and intends to defend the suit vigorously.



         (j) Fourteen counties have filed suits against various State agencies and employees, seeking a portion of $412 million in federal funding the State received for disproportionate share hospital payments made to county psychiatric facilities. The State contends that it does not have to share the federal funding because it already paid the counties their portion of disproportionate share hospital payments. The State has requested oral argument.



         (k) In October 1993, a suit was filed against the Governor and various State Commissioners alleging violations of numerous laws allegedly resulting from the existence of chromium contamination in the State-owned Liberty Park in Jersey City. No immediate relief was sought, but injunctive and monetary relief was asked for. The complaints were amended and the plaintiffs filed another suit seeking cessation of all construction and penalties against the transporter of soil to the park. The cases have been consolidated and referred to mediation.



         (l) Various labor unions filed suit on October 17, 1994, challenging State legislation dealing with the funding of several public employee pension funds. The suit alleges, among other things, that certain provisions of the legislation violate the contract, due process and taking clauses of the United States and New Jersey Constitutions, and that the changes constitute a breach of the States fiduciary duty to two of the pension systems. Plaintiffs seek to permanently enjoin the State from administering the changes. An adverse determination in this matter would have a significant impact on the State's fiscal 1996 budget. The State has filed motions to dismiss and for summary judgment. The State intends to vigorously defend this action.



         (m) A case has been filed in federal district court seeking injunctive relief and damages in excess of $19 million from the State's Department of Environmental Protection and several of its officers based on alleged violations of the Commerce Clause and Contracts Clause of the U.S. Constitution. The State intends to vigorously defend this action.




         (n) A complaint was filed in Tax Court on May 23, 1994 against the State and certain of its officials challenging the constitutionality of waste licensure renewal fees collected by the Department of

         Environmental Protection. The State is unable to estimate its exposure for this claim and intends to defend this suit vigorously.



Pennsylvania Municipal Securities and Special Considerations Relating thereto. The following information as to certain Pennsylvania risk factors has been provided in view of the policy of concentrating in Pennsylvania Municipal Securities by the Pennsylvania Municipal Securities Fund. This information constitutes only a brief summary, does not purport to be a complete description of Pennsylvania risk factors and is principally drawn from official statements relating to securities offerings of the Commonwealth of Pennsylvania that have come to the attention of the Pennsylvania Municipal Securities Fund and were available as of the date of this Statement of Additional Information. The Fund has not independently verified any of this information but is not aware of any fact which would render such information inaccurate.


         General. Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-fourth of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.


         In 1994, the population of Pennsylvania was 12.09 million people. According to the U.S. Bureau of the Census, Pennsylvania experienced a slight increase from the 1985 estimate of 11.77 million. Pennsylvania has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1990 census population residing in metropolitan statistical areas. The cities of Philadelphia and Pittsburgh, the Commonwealth's largest metropolitan statistical areas, together comprise approximately 50% of the Commonwealth's total population.



         Pennsylvania's average annual unemployment rate remained below the national average between 1986 and 1990. Slower economic growth caused the rate to rise to 6.9% in 1991 and 7.5% in 1992. The resumption of faster economic growth resulted in a decrease in the Commonwealth's unemployment rate to 7.1 percent in 1993. Seasonally adjusted data for March 1995, the most recent month for which data is available, shows an unemployment rate of 6.0% compared to an unemployment rate of 5.5% for the United States as a whole.



         Financial Accounting. Pennsylvania utilizes the fund method of accounting and over 150 funds have been established for the purpose of recording receipts and disbursements, of which the General Fund is the largest. Most of the operating and administrative expenses are payable from the General Fund. The Motor License Fund is a special revenue fund that receives tax and fee revenues relating to motor fuels and vehicles (except one-half cent per gallon of the liquid fuels tax which is deposited in the Liquid Fuels Tax Fund for distribution to local municipalities) and all such revenues are required to be used for highway purposes. Other special revenue funds have been established to receive specified revenues appropriated to specific departments, boards and/or commissions. Such funds include the Game, Fish, Boat, Banking Department, Milk Marketing, State Farm Products Show, State Racing and State Lottery Funds. The General Fund, all special revenue funds, the Debt Service Funds and the Capital Project Funds combine to form the Governmental Fund Types.

         Enterprise funds are maintained for departments or programs operated like private enterprises. The largest of the Enterprise funds is the State Stores Fund, which is used for the receipts and disbursements of the Commonwealth's liquor store system. Sale and distribution of all liquor within Pennsylvania is a government enterprise.

         Financial information for the funds is maintained on a budgetary basis of accounting ("Budgetary"). Since 1984, the Commonwealth has also prepared financial statements in accordance with generally accepted accounting principles ("GAAP"). The GAAP statements have been audited jointly by the Auditor General of the Commonwealth and an independent public accounting firm. The Budgetary information is adjusted at fiscal year end to reflect appropriate accruals for financial reporting in conformity with GAAP. The Commonwealth maintains a June 30th fiscal year end.

         The Constitution of Pennsylvania provides that operating budget appropriations may not exceed the actual and estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund and for certain special revenue funds which represent the majority of expenditures of the Commonwealth.


         Revenues and Expenditures. Pennsylvania's Governmental Fund Types receive over 57% of their revenues from taxes levied by the Commonwealth. Interest earnings, licenses and fees, lottery ticket sales, liquor store profits, miscellaneous revenues, augmentations and federal government grants supply the balance of the receipts of these funds. Revenues not required to be deposited in another fund are deposited in the General Fund. The major tax sources for the General Fund are the 6% sales and use tax (33.7% of General Fund revenues in fiscal 1994), the 2.8% personal income tax (32.0% of General Fund revenues in fiscal 1994) and the 10.99% corporate net income tax (10.2% of General Fund revenues in fiscal 1994). Tax and fee proceeds relating to motor fuels and vehicles are constitutionally dedicated to highway purposes and are deposited into the Motor License Fund. The major sources of revenue for the Motor License Fund include the liquid fuels tax, the oil company franchise tax, aviation taxes and revenues from fees levied on heavy trucks. These revenues are restricted to the repair and construction of highway bridges and aviation programs. Lottery ticket sales revenues are deposited in the State Lottery Fund and are reserved by statute for programs to benefit senior citizens.



         Pennsylvania's major expenditures include funding for education ($6.4 billion of fiscal 1994 expenditures, the projected $6.7 billion of the fiscal 1995 budget and the proposed $6.9 billion of the fiscal 1996 budget) and public health and human services ($11.7 billion of fiscal 1994 expenditures, the projected $12.8 billion of the fiscal 1995 budget and the proposed decreases of the fiscal 1996 $12.3 billion budget).



         Governmental Fund Types: Financial Condition/Results of Operations (GAAP Basis). Reduced revenue growth and increased expenses contributed to negative unreserved-undesignated fund balances of the Governmental Fund Types at the end of the 1990 and 1991 fiscal years, largely due to operating deficits in the General Fund and State Lottery Fund during those years. Actions taken during fiscal 1992 to bring the General Fund back into balance, including tax increases and expenditure restraints, resulted in a $1.1 billion reduction to the unreserved-undesignated fund deficit for combined Governmental Fund Types and a return to a positive fund balance. Financial performance continued to improve during fiscal 1994 resulting in a positive unreserved-undesignated balance for combined governmental types at June 30, 1994, as a result of a $289.2 million in the balance. These gains were produced by continued efforts to control expenditure growth. At the end of fiscal 1994, the total fund balance and other credits for the total Governmental Fund Types was $1,981.9 million, a $22 million increase from the balance at June 30, 1994. During fiscal 1994, total assets increased by $1,424.9 million to $8,521.3 million, while liabilities increased $655.6 million to $5,792.1 million.


         General Fund: Financial Condition/Results of Operations.

         Five Year Overview (GAAP Basis). The five year period from fiscal 1990 through fiscal 1994 was marked by public health and welfare costs growing at a rate double the growth rate for all the state expenditures. Rising caseloads, increased utilization of services and rising prices joined to produce the rapid rise of public health and welfare costs at a time when a national recession caused tax revenues to stagnate and even decline. During the period from fiscal 1990 through fiscal 1994, public health and welfare costs rose by an average annual rate of 9.4% while tax revenues were growing at an average annual rate of 5.8%. Consequently, spending on other budget programs was restrained to a growth rate below 4.7% and sources of revenues other than taxes became larger components of fund revenues. Among those sources are transfers from other funds and hospital and nursing home pooling of contributions to use as federal matching funds.




         Tax revenues declined in fiscal 1991 as a result of the recession in the economy. A $2.7 billion tax increase enacted for fiscal 1992 brought financial stability to the General Fund. That tax increase included several taxes with retroactive effective dates which generated some one-time revenues during fiscal 1992. The absence of those revenues in fiscal 1993 contributed to the decline in tax revenues shown for fiscal 1993. Fiscal 1994 tax revenues increased by 4.1%, but a decline in other revenues caused by the end of medical assistance pooled financing in fiscal 1993 held total revenues to a 1.8% gain. Expenditure for fiscal 1994 rose by 4.3%.


         During fiscal 1992 enactment of over $2.7 billion in General Fund tax increases and implementation of expenditure control initiatives have helped the General Fund balance return to a surplus at June 30, 1992, of $87.5 million. The actions taken to increase revenues and restrain expenditure growth were necessary to offset the effects on General Fund finances of a period of slow economic growth including a national economic recession. The recession caused tax revenues during fiscal 1991 to be below the amount received during fiscal 1990 while spending, particularly for public health and welfare programs to support needy individuals, increased by over 21%. Public health and welfare expenditures continued their rapid increase with a 23.9% increase during fiscal 1992 as caseloads and costs continued upward. Some of these increased costs were met through the use of pooled financing techniques that use private contributions and intergovernmental transfers to substitute for state funds match for federal governmental grants-in-aid. Debt service expenditures escalated as the amount of tax anticipation note borrowing increased in response to the fiscal pressures brought about by slow economic growth and the recession.

         Fiscal 1992 Financial Results (GAAP Basis). During fiscal 1992, the General Fund recorded a $1.1 billion operating surplus. This operating surplus was achieved through legislated tax rate increases and tax base broadening measures enacted in August 1991, and by controlling expenditures through numerous cost reduction measures implemented during the fiscal year. As a result of the operating surplus, the General Fund balance increased to $87.5 million at June 30, 1992.

         Fiscal 1993 Financial Results (GAAP Basis). The fund balance of the General Fund increased by $611.4 million during the fiscal year, led by an increase in the unreserved balance of $576.8 million over the prior fiscal year balance. At June 30, 1993, the fund balance totaled $698.9 million and the unreserved-undesignated balance totaled $64.4 million.


         Fiscal 1994 Budget (GAAP Basis). The fund balance of the General Fund increased by $194.0 million due largely to an increased reserve for encumbrances and an increase in other designated funds. At June 30, 1994, the fund balance totalled $892.9 million and the unreserved-undesignated balance totaled $79.1 million. A continuing recovery of the Commonwealth's financial condition from the effects of the national economic recession of 1990 and 1991 is demonstrated by this increase in the balance and a return to a positive unreserved-undesignated balance. For the third consecutive fiscal year the increase in the unreserved-undesignated balance exceeded the increase recorded in the budgetary basis unappropriated surplus during the fiscal year.

         Fiscal 1995 Budget (Budgetary Basis). The approved fiscal 1995 budget provides for $15,665.7 million appropriations from commonwealth funds, an increase of 4.0 percent over appropriations, including supplemental appropriations, for fiscal 1994. Medical assistance expenditures represent the largest single increase in the budget ($221 million) representing a nine percent increase over the prior fiscal year. The budget includes a reform of the state-funded public assistance program that added certain categories of eligibility to the program but also limited the availability of such assistance to other eligible persons. Education subsidies to local school districts were increased by $132.2 million to continue the increased funding for the poorest school districts in the state.



         Several tax reductions were enacted with the fiscal 1995 budget. Estimated fiscal year revenues, net of the enacted tax cuts, were increased $296.5 million in the revised projection for fiscal 1994. The increase represents a 1.9 percentage point increase in the rate of growth anticipated for fiscal 1995 to 6.3 percent, excluding the effect of the fiscal 1995 tax reductions, and is largely due to actual and anticipated higher collections of the corporate net income tax, the sales and use tax and miscellaneous collections. For the March 1995 fiscal year-to-date official estimate used for enactment of the budget. Collections of corporation taxes are $195.8 million (7.3 percent) above the official estimate through March. The sales tax is also above estimate while the personal income tax is $30.2 million (0.9 percent) under the official estimate through March.



         After a review of the fiscal 1994 budget in January 1995, $64.9 million of additional appropriation needs were identified for the fiscal year. Of this amount, the largest are for medical assistance ($21.8 million) and general assistance cash grants ($10.3) million). The balance of the additional appropriation needs are for their public welfare programs, educational subsidiaries and office relocation costs due to a fire. The supplemental appropriations requested are proposed to be funded from appropriation lapses estimated to total $172 million for the fiscal year.



         Proposed Fiscal 1996 Budget: The proposed General Fund budget submitted by the Governor to the General Assembly on March 7, 1995, is balanced on a modified cash basis assuming the drawdowns of approximately $333.0 million of the projected $336.2 million year-end balance for fiscal 1994. Appropriations of commonwealth funds are proposed to be $16,094.9 million, a 2.3 percent increase over the estimated $15,730.6 million total current fiscal year appropriations and supplemental appropriations. The rate of increase is among the lowest rates of increase proposed over the last decade.




         A major contribution to the overall low rate of increase in appropriated commonwealth funds is the proposed 1.8 percent increase to medical assistance costs paid from this funds. In recent fiscal years such costs increased an average 14.4 percent per year. The Governor's budget proposes a number of cost reduction strategies for the medical assistance program that total $332 million and are responsible for the small costs increase in fiscal 1996.



         The revenue projections in the proposed budget are based on an expectation for economic growth in the nation to average 2.5 percent for the first half of 1995 gradually slowing to a 1.7 percent rate for 1996. The Commonwealth believes these rates of economic growth are conservative estimates based on forecasts it has reviewed. Fiscal 1996 commonwealth revenues are projected to increase 3.6 percent before deducting the estimated costs of the various tax reductions approved in July 1994. Revenues on a cash basis, that is net of those 1994 tax reductions and the proposed tax reductions for fiscal 1995, are estimated to increase by 1 percent over current estimates for the 1994 fiscal year.



         Tax changes proposed by the Governor for the fiscal 1995 budget are aimed at improving the competitiveness of the Commonwealth's corporate tax rates and are estimated to reduce commonwealth revenues for fiscal year 1995 by $214.8 million representing 1.3% of anticipated revenues. The largest part of this cost is from a proposed acceleration of the currently scheduled reduction of the corporate net income tax rate to 9.99 percent. The Governor's proposed budget is currently being reviewed in committee hearings in the General Assembly.


         Commonwealth Debt. Current constitutional provisions permit Pennsylvania to issue the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.


         General obligation debt totaled $5.076 million at June 30, 1994. Over the 10-year period ended June 30, 1994, total outstanding general obligation debt increased at an annual rate of 1.3% and for the five years ended June 30, 1994, at an annual rate of 1.5%. All outstanding general obligation bonds of the Commonwealth are rated AA- by Standard and Poor's Corporation, A1 by Moody's Investors Service, and AA- by Fitch Investors Service. The ratings reflect only the views of the rating agencies.




         Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes which must mature within the fiscal year of issuance. The principal amount issued, when added to that already outstanding, may not exceed in aggregate 20% of the revenues estimated to accrue to the appropriate fund in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. Pennsylvania issued a total of $600.0 million of tax anticipation notes for the account of the General Fund in fiscal 1995, all of which matured on June 30, 1995, and were paid from fiscal 1995 General Fund receipts.


         Pending the issuance of bonds, Pennsylvania may issue bond anticipation notes subject to the applicable statutory and constitutional limitations generally imposed on bonds. The term of such borrowings may not exceed three years. Currently, there are no bond anticipation notes outstanding.


         State-related Obligations. Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of Pennsylvania although some of the agencies are indirectly dependent on Commonwealth appropriations. The following agencies had debt currently outstanding as of December 31, 1994: Delaware River Joint Toll Bridge Commission ($56.3 million), Delaware River Port Authority ($233.9 million), Pennsylvania Economic Development Financing Authority ($659.9 million), Pennsylvania Energy Development Authority ($162.1 million), Pennsylvania Higher Education Assistance Agency ($1,283.8 million), Pennsylvania Higher Educational Facilities Authority ($1,965.8 million), Pennsylvania Industrial Development Authority ($357.3 million), Pennsylvania Infrastructure Investment Authority ($227.5 million), Pennsylvania Turnpike Commission ($1,252.6 million), Philadelphia Regional Port Authority ($63.9 million) and the State Public School Building Authority ($286.8 million). In addition, the Governor is statutorily required to place in the budget of the Commonwealth an amount sufficient to make up any deficiency in the capital reserve fund created for, or to avoid default on, bonds issued by the Pennsylvania Housing Finance Agency ($2,060 million of revenue bonds and $240 million of notes outstanding as of December 31, 1994), and an amount of funds sufficient to alleviate any deficiency that may arise in the debt service reserve fund for bonds issued by The Hospitals and Higher Education Facilities Authority of Philadelphia ($1.64 million of the loan principal was outstanding as of December 31, 1994.) The budget as finally adopted by the legislation may or may not include the amounts requested by the Governor.

         Litigation. Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations, including suits relating to the following matters: (a)

approximately 3,500 suits are pending against the Commonwealth pursuant to the General Assembly's 1978 approval of a limited waiver of sovereign immunity which permits recovery of damages for any loss up to $250,000 per person and $1,000,000 per accident ($32.0 million appropriated from the Motor License Fund in fiscal 1994 has been decreased to $27.0 million for fiscal 1995; (b) the ACLU filed suit in April 1990 in federal court demanding additional funding for child welfare services (no available estimates of potential liability), which the Commonwealth then sought dismissal based on, among other things, the settlement in a similar Commonwealth court action that provided for more funding in fiscal 1991 as well as a commitment to pay to counties $30.0 million over 5 years (on April 12, 1993, the court dismissed all claims except for the constitutional claims of some of the plaintiffs and two Americans with Disabilities Act claims). The district court has since denied the ACLU's motion for class certification. The parties have stipulated to a judgment against the plaintiffs in order for plaintiffs to appeal the denial of class certification to the Third Circuit. In December of 1994, the third Circuit reversed Judge Kelly's ruling, finding that he erred in refusing to certify the class. Consistent with the Third Circuit's ruling, the District Court recently certified the class, and the parties have resumed discovery; (c) in 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system was in conflict with the Pennsylvania Constitution but stayed judgment pending enactment by the legislature of funding consistent with the opinion (the legislature has yet to consider legislation implementing the judgment); (d) several banks have filed suit against the Commonwealth contesting the constitutionality of a 1989 law imposing a bank shares tax on banking institutions. Pursuant to a Settlement Agreement dated as of April 2, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues including interest. Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth settled with the intervening banks, referred to as "New Banks." As part of the settlement, the Commonwealth agreed neither to assesses nor attempt to recoup any new bank tax credits which had been granted or taken by any of the intervening banks; (e) in November 1990, the ACLU brought a class action suit on behalf of the inmates in thirteen Commonwealth correctional institutions challenging confinement conditions and including a variety of other allegations. On August 1, 1994, the parties submitted a proposed settlement agreement to the Court for its review. The Court held hearings on the proposed Settlement Agreement in December 1994. The Court approved the Settlement Agreement with a January 17, 1995 Memorandum. On February 3, 1995, the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys in accordance with the Agreement. The remaining $100,00 in attorneys' fees will be paid upon dismissal of the preliminary injunction relating to certain health issues. The parties are currently complying with monitoring provisions outlined in the Agreement. The monitoring phase will expire on January 6, 1998; (f) in 1991, a consortium of public interest law firms filed a class action suit alleging that the Commonwealth had failed to comply with the 1989 federal mandate with respect to certain services for Medicaid-eligible children under the age of 21. In July 1994, the Court denied the plaintiffs' request to proceed as a class action and dismissed five of the eighteen plaintiff organizations from the case. The parties have reached a tentative settlement agreement which they have submitted to the court for approval; (g) litigation has been filed in both state and federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the federal case has been stayed pending resolution of the state case and the state case is in the pre-trial discovery stage. The trial has not yet been scheduled. Following a status conference among counsel, Judge Pellegrini issued an Order, dated April 6, 1995, in which certain deadlines were established for exchange of information and depositions for expert witnesses. An additional status conference is scheduled for July 10, 1995 (no available estimate of potential liability); (h) The Pennsylvania Medical Society sued the Commonwealth for payment of the full Medicare co-pay and deductible for outpatient services to medical assistance clients who are also eligible for Medicare. The Commonwealth received a favorable decision in the United Stated District Court but the Pennsylvania Medical Society appealed the decision and won a reversal in the United States Third Circuit

Court. After similarly unfavorable decisions by every other appellate court that addressed the issue, the Commonwealth implemented a new payment system effective January 23, 1995. Preliminary estimated costs to the Commonwealth are approximately $50 million per year; and (i) On November 11, 1993, the Commonwealth of Pennsylvania, Department of Transportation and Envirotest/Synterra Partners ("Envirotest"), a partnership, entered into a "Contract for Centralized Emissions Inspection Facilities." Thereafter, Envirotest acquired certain land and constructed approximately 85 automobile emissions inspection facilities throughout various regions of the Commonwealth. By Act of the General Assembly in October 1994 (Act No. 1994-95), the program was suspended and the Department of Transportation was prohibited from expending funds to implement the program. On April 12, 1995, Envirotest Systems Corporation, Envirotest Partners (successor to Envirotest/Synterra Partners) and the Commonwealth of Pennsylvania entered into a Standstill Agreement pursuant to which the parties will proceed to discuss the resolution of claims which Envirotest might have against the Commonwealth arising from the suspension of the emissions testing program. The Office of General Counsel believes it is premature at this time to estimate the nature and size of Envirotest's potential claim in this matter.



         Philadelphia. (For the fiscal year ending June 30, 1991, Philadelphia experienced a cumulative General Fund balance deficit of $153.5 million. The audit findings for the fiscal year ending June 30, 1992 place the cumulative General Fund balance deficit at $224.9 million.)



         Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority ("PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the General Assembly and approved by the Governor in June 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to the assisted city concerning its budgetary and fiscal affairs. An intergovernmental cooperation agreement between Philadelphia and PICA was approved by City Council on January 3, 1992, and approved by the PICA Board and signed by the Mayor on January 8, 1992. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on May 2, 1994. The latest five year plan was presented to PICA by the Mayor on March 15, 1995 and PICA is scheduled to act on it at the authority's April 17, 1995 meeting.



         To date, PICA has issued $1,418,680,000 of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992, of $224.9 million. The audited General Fund balance of the city as of June 30, 1994, showed a surplus of approximately $15.4 million, up from approximately $3 million as of June 30, 1993.



         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expires on December 31, 1996. Repurchase Agreements. Each of the Funds except the U.S. Treasury Securities Money Market Fund may invest in repurchase agreements. Repurchase agreements are agreements by which a person (e.g., a portfolio) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or a primary securities dealer, as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Advisor monitors compliance with this requirement). Under all repurchase agreements entered into by the Funds, the Custodian or its agent must take possession of the underlying collateral. However, if the seller defaults, the Funds could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, even though the United States Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Funds may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Funds are treated as an unsecured creditor and required to return the underlying security to the seller's estate.


Standby Commitments and Puts. The Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving standby commitments or puts is to maintain flexibility and liquidity to permit the Funds to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds would limit their put transactions to institutions which the Advisor believes present minimum credit risks, and the Advisor would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

Municipal Securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Fund may purchase subject to a standby commitment or put, but the amount paid directly or indirectly for all standby commitments and puts which are not integral parts of the security as originally issued held in the Fund will not exceed 1/2 of 1% of the value of the total assets of such Fund calculated immediately after any such put is acquired.


Variable Amount Master Demand Notes. The Tax-Exempt Money Market, the Equity Income, Balanced Growth and International Growth Funds may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.


When-Issued Securities. The Funds may acquire fixed income securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. The Funds will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets (cash, U.S. Government securities or liquid, high quality debt instruments) in an amount at least equal in value to the Funds' commitments to purchase when-issued securities. If the value of these assets declines, the Funds will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is at all times equal to the amount of such commitments.

DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

Description of Commercial Paper Ratings
Commercial paper rated A by S&P is regarded by S&P as having the greatest capacity for timely payment. Issues rated A are further refined by use of the numbers 1 +,1 and 2, to indicate the relative degree of safety. Issues rated A-1+ are those with an "overwhelming degree" of credit protection. Those rated A-1 reflect a "very strong" degree of safety regarding timely payment.

Commercial paper issues rated Prime-1 by Moody's are judged by Moody's to be of the "highest" quality on the basis of relative repayment capacity.

The rating Fitch-1 (Highest Grade) is the highest commercial rating assigned by Fitch Investors Services, Inc. ("Fitch"). Paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

The rating Duff-1 is the highest commercial paper rating assigned by Duff and Phelps, Inc. ("Duff"). Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals.

Risk factors are small.

The designation A1 by IBCA Limited ("IBCA") indicates that the obligation is supported by a very strong capacity for timely repayment. Those obligations rated A1+ are supported by the highest capacity for timely repayment are supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

Description of Municipal Note Ratings
Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-1. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection form established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
         o Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).
         o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

S&P note rating symbols are as follows:
SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus(+) designation.

SP-2 Satisfactory capacity to pay principal and interest.

Description of Corporate Bond Ratings

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.


Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Bonds rated BBB+, BBB, or BBB- are considered below average protection factors but still considered sufficient for prudent investment. Considerable BBB variability in risk during economic cycles. Bonds rated BB+, BB or BB- are considered below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

Bonds rated B+, B or B- are considered below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.


Bonds rated Duff-1 are judged by Duff to be of the highest credit qualify with negligible risk factors; only slightly more than U.S. Treasury debt. Bonds rated Duff-2, 3 and 4 are judged by Duff to be of high credit quality with strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions.


Obligations rated AAA by IBCA have the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly. Obligations for which there is a very low expectation of investment risk are rated AA by IBCA. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly. Bonds rated A are obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

Bonds rated BBB are obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories. Bonds rated BB are obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions. Bonds rated B are obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is very high. Bonds rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, ore vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.


SECURITIES LENDING

Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, U.S. Government securities, or any combination of cash and such securities, as collateral equal at all times to 102% of the market value of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of the value of a Fund's total assets taken at fair market value. A Fund will continue to receive interest or dividends on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Advisor or the Sub-Advisor to be of good standing and when, in the judgment of the Advisor or the Sub-Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Funds may use the Distributor or a broker/dealer affiliate of the Advisor as a broker in these transactions.

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of each Fund which cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

Each Fund may not:

1. Acquire more than 10% of the voting securities of any one issuer, with the exception of the International Growth Fund which may invest more than 5% of its total assets in the securities of a single issuer.

2.       Invest in companies for the purpose of exercising control.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included for temporary liquidity or emergency purposes. All borrowings in excess of 5% of the value of a Fund's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

4. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

5. Purchase or sell real estate, real estate limited partnership interests, futures contracts, commodities or commodities contracts; provided that this shall not prevent a Fund from investing in readily marketable securities of issuers which own or invest in real estate, or commodities or commodities contracts; and provided that the International Growth Fund can invest in futures contracts, commodities and commodities contracts.

6. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a Fund security.

8. Purchase securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder. Under these rules and regulations, as currently in effect, the Funds are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Funds own more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Funds assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.


9. Issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

10. Purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment advisor of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

Non-Fundamental Policies. The following investment policies are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.


No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% (10% for money markets) of a Fund's total assets. An illiquid security is a security which cannot be disposed of within seven days in the usual course of business at approximately the price at which it is being carried on a Fund's book, and includes repurchase agreements maturing in more than seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

2. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

3. Except for the International Growth Fund, write or purchase puts, calls, options, warrants, or combinations thereof; except that (i) the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds may purchase securities subject to a put and (ii) the Equity Value, Equity Income, Mid Cap Value and Balanced Growth Funds may purchase warrants.

The foregoing percentages will apply at the time of the purchase of a security.




                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. The Trustees and executive officers of the Trust and their principal occupations for the last five years are set forth below.


JAMES B. GRECCO - Trustee - Date of Birth: 02/17/33 - President, Grecco
Auto Body Inc. (1986 - present); President , Grecco Auto Imports, Inc. (1970 - present); President, Joyce Motor Corp. (1979 - present); President, Grecco Auto Leasing Inc. (1964 - present); President, Grecco Lincoln Mercury Inc. (1964 - present).



CHRISTINE H. YACKMAN - Trustee - Date of Birth: 12/30/61 - Executive and Corporate Officer, Edgeboro Disposal, Inc. and Affliated Companies (1991 - present); Officer Manager, Herbert Sand Co., Inc.(1981 - 1986)



ARTHUR L. BERMAN - Trustee - Date of Birth: 07/027/27 - President of Bertek, Inc. (1972-1994)



RAYMOND KONRAD - Trustee - Date of Birth: 9/17/36 - Chairman and Chief Executive Officer of American Compressed Gases, Inc. (1961 - present).

ROBERT A. NESHER - Chairman of the Board of Trustees* - Date of Birth:
08/17/46 - Retired since 1994. Director, Executive Vice President of SEI Corporation 1986-94. Director and Executive Vice President of the Administrator and Distributor (1981-1994).


DAVID G. LEE - President, Chief Executive Officer - Senior Vice President of the Distributor since 1993. Vice President of the Distributor since 1991. President, GW Sierra Trust Funds prior to 1991.


KEVIN P. ROBINS - Vice President, Assistant Secretary - Senior Vice
President, General Counsel of the Administrator and the Distributor since 1994. Vice President and Assistant Secretary of the Administrator and Distributor 1992-94. Associate, Morgan, Lewis & Bockius LLP (law firm) prior to 1992.



ROBERT B. CARROLL - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1994. United States Securities and Exchange Commission, Division of Investment Management, 1990-94. Associate, McGuire, Woods, Battle & Booth (law firm), prior to 1990.



KATHRYN L. STANTON - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1994. Associate, Morgan, Lewis & Bockius LLP (law firm), 1989-94.



RICHARD W. GRANT - Secretary - 2000 One Logan Square, Philadelphia, PA
19103, Partner of Morgan, Lewis & Bockius LLP (law firm), Counsel to the Trust, Administrator and Distributor.


SANDRA K. ORLOW - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since 1983.


STEPHEN G. MEYER - CPA, Controller and Chief Financial Officer* - SEI Corporation, Director- Internal Audit and Risk Management- SEI Corporation- 1992 to March 1995; Coopers & Lybrand, Senior Associate- 1990-1992; Vanguard Group of Investments, Internal Audit- Prior to 1990.



JOSEPH M. LYDON - Vice President, Assistant Secretary - Director of Business Administration of Fund Resources, SEI Corporation since 1995. Vice President of Fund Group and Vice President of the Adviser, Dreman Value Management and President of Dreman Financial Services, Inc. prior to 1995.



TODD CIPPERMAN - Vice President, Assistant Secretary - Vice President and Assistant Secretary of the Administrator and the Distributor since 1995. Associate, Dewey Ballantine (law firm) (1994-1995). Associate, Winston & Strawn (law firm) (1991-1994).



--------------------
* "Interested person" within the meaning of the 1940 Act.



The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for Trustees who are not affiliated with the Administrator. During the period ended December 31, 1995, the Trust paid approximately $19,250.00 in fees to the unaffiliated Trustees. Compensation of officers and Trustees of the Trust affiliated with the Administrator is paid by the Administrator.


---------------------------
     * Mr. Nesher is a Trustee who may be deemed to be an "interested" person of the Trust as the term is defined in the 1940 Act.

                               Compensation Table

Name of Person, Position  Aggregate             Pension or             Estimated Annual       Total Compensation
                          Compensation From     Retirement Benefits    Benefits Upon          From Registrant and
                          Registrant(1)         Accrued As Part of     Retirement             Fund Complex Paid to
                                                Fund Expenses                                 Trustees for the
                                                                                              Fiscal Year Ended
                                                                                              December 31, 1995 /1/ /2/
Arthur L. Berman Trustee  $5,250.00             N/A                    N/A                    $5,250.00 for
                                                                                              services on 1 board

Thomas Ehrhart/3/         $3,500.00             N/A                    N/A                    $3,500.00 for
Trustee                                                                                       services on 1 board

Raymond Konrad, Trustee   $7,000.00             N/A                    N/A                    $7,000.00 for
                                                                                              services on 1 board

Pasquale V. Mazzarulli/4/ $3,500.00             N/A                    N/A                    $3,500.00 for
Trustee                                                                                       services on 1 board

James B. Grecco           N/A                   N/A                    N/A                    N/A
Trustee*

Christine H. Yackman      N/A                   N/A                    N/A                    N/A
Trustee*

Robert A. Nesher          $0                    N/A                    N/A                    $0
Trustee**


1        Amounts do not include travel expenses.

2 Mssrs. Konrad and Nesher are not on the Board of Trustees for any other investment company in the "Fund Complex" (as that term is defined in the Securities and Exchange Act of 1934, as amended).




3        Retired effective May 22, 1995.



4        Retired effective December 7, 1995.



*        Trustee elected after the fiscal year ended December 31, 1995.

** A Director who is an "interested person" as defined in the Investment Company Act of 1940, as amended.

THE ADVISOR


The Trust and United Jersey Investment Management Division, a division of United Jersey Bank, (the "Advisor") have entered into an advisory agreement (the "Advisory Agreement") dated February 28, 1992. The Advisory Agreement provides that the Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


The Advisor will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Advisor, or by the Advisor on 90 days written notice to the Trust.

As compensation for its services to the Trust for the periods ended December 31, 1993 and December 31, 1994, the Advisor received fees of $3,435,520 and $3,972,000 after waivers of $976,843 and $1,098,000 in fees, respectively.


For the fiscal year ended December 31, 1995, the Funds paid the following advisory fees:



                Fund                                Fees Paid (000)                      Fee Waivers (000)
                                                         1995                                  1995
U.S. Treasury Securities Money Market               $1,379,851.47                           $11,366.64
Fund
Prime Obligation Money Market Fund                   $775,370.30                            $11,245.37
Tax-Exempt Money Market Fund                         $169,810.03                            $28,361.70
Short-Term Investment Fund                           $136,320.55                            $53,136.74
Fixed Income Fund                                    $549,171.71                           $116,571.88
New Jersey Municipal Securities Fund                  $68,649.20                           $214,460.18
Pennsylvania Municipal Securities Fund                  $0.00                               $18,779.15
Intermediate-Term Government                         $112,419.25                            $77,884.28
Securities Fund
GNMA Fund                                             $25,325.25                            $30,565.16
Equity Value Fund                                    $367,084.20                           $208,115.23
Equity Income Fund                                   $208,394.28                           $135,831.09
Mid Cap Value Fund                                   $191,284.62                           $129,855.76
Balanced Growth Fund                                 $166,656.67                           $115,293.71
International Growth Fund                             $15,494.38                            $25,007.40
U.S. Treasury Securities Plus Money                   $43,958.44                            $41,490.09
Market Fund


THE SUB-ADVISOR


The Advisor and Wellington Management Company which acts as investment sub-advisor to the International Growth Fund (the "Sub-Advisor") have entered into a sub-advisory agreement (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Sub-Advisory Agreement, after 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Fund by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days written notice to the Trust.

For the fiscal year ended December 31, 1995, the Sub-Advisor received the following fee from the Advisor:



       Fund                                  Fees Paid (000)                 Fee Waivers (000)
International Growth Fund                      $12,150.99                      $12,150.99


THE ADMINISTRATOR

The Trust and SEI Financial Management Corporation (the "Administrator") are parties to an Administration Agreement dated February 28, 1992. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than ninety days written notice to the other party.


The Administrator, a wholly owned subsidiary of SEI Corporation ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 680 East Swedesford Road, Wayne, PA 19087-1658. Alfred P. West, Jr., Henry H. Greer and Carmen V. Romeo constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator and of SEI. Mr. Greer is the President and Chief Operating Officer of the Administrator and of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator also serves as administrator to the following other mutual funds: The Achievement Funds Trust, The Advisors' Inner Circle Fund, The Arbor Fund, ARK Funds, Bishop Street Funds, Conestoga Family of Funds, CoreFunds, Inc., CrestFunds, Inc., CUFUND, First American Funds, Inc., First American Investment Funds, Inc., Insurance Investment Products Trust, Inventor Funds, Inc., Marquis Funds(R), Monitor Funds, Morgan Grenfell Investment Trust, The PBHG Funds, Inc., Rembrandt Funds(R), 1784 Funds, SEI Daily Income
Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Stepstone Funds, STI Classic Funds and STI Classic Variable Trust.



As compensation for its services to the Trust during the periods ended December 31, 1993 and December 31, 1994, the Administrator received fees of $1,965,634 and $2,229,000, respectively.




For the fiscal year ended December 31, 1995, the Funds paid the following administrative fees:



                Fund                                Fees Paid (000)                      Fee Waivers (000)
                                                         1995                                  1995
U.S. Treasury Securities Money Market                $794,951.46                               N/A
Fund

Prime Obligation Money Market Fund                   $449,500.26                               N/A
Tax-Exempt Money Market Fund                         $112,391.00                               N/A
Short-Term Investment Fund                            $63,152.82                               N/A
Fixed Income Fund                                    $221,916.00                               N/A
New Jersey Municipal Securities Fund                  $56,645.11                            $33,586.56
Pennsylvania Municipal Securities Fund                  $0.00                               $5,076.44
Intermediate-Term Government                          $63,435.01                               N/A
Securities Fund
GNMA Fund                                             $18,630.29                               N/A
Equity Value Fund                                    $153,388.07                               N/A
Equity Income Fund                                    $91,794.46                               N/A
Mid Cap Value Fund                                    $85,638.43                               N/A
Balanced Growth Fund                                  $75,187.52                               N/A
International Growth Fund                             $8,100.35                                N/A
U.S. Treasury Securities Plus Money                  $199,380.52                               N/A
Market Fund


                               FUND TRANSACTIONS

GENERAL

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Advisor and/or Sub-Advisor is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Advisor and/or Sub-Advisor generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Advisor and/or Sub-Advisor will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.


TRADING PRACTICES AND BROKERAGE

The Advisor and/or Sub-Advisor selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Advisor's and/or Sub-Advisor's determination of what are reasonably competitive rates is based upon the professional knowledge of the Advisor's and/or Sub-Advisor's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty.

As described above, bonds, debentures and money market securities are bought and sold directly with a dealer without payment of a brokerage commission. In these instances, while there is no direct commission charged, there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Advisor and/or Sub-Advisor may allocate, out of all commission business generated by all of the funds and accounts under management by the Advisor and/or Sub-Advisor, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Advisor and/or Sub-Advisor in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.


As provided in the Securities Exchange Act of 1934, higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker/dealers who provide daily portfolio pricing services to the Trust or who have agreed to defray other Trust expenses such as custodian fees. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

For the fiscal year ended December 31, 1995, the following commissions were paid on brokerage transactions, pursuant to an agreement or understanding, to brokers because of research services provided by the brokers:




Fund                            Total Dollar Amount of       Total Dollar Amount of       % of Directed
                                Brokerage Commissions for    Transactions Involving       Brokerage to Total
                                Research Services            Directed Brokerage           Brokerage
                                                             Commissions for Research
                                                             Services
U.S. Treasury Securities                    N/A                          N/A                        N/A
Money Market Fund
Prime Obligation Money Market               N/A                          N/A                        N/A
Fund
Tax-Exempt Money Market Fund                N/A                          N/A                        N/A
Short-Term Investment Fund                  N/A                          N/A                        N/A
Fixed Income Fund                           N/A                          N/A                        N/A
New Jersey Municipal                        N/A                          N/A                        N/A
Securities Fund
Pennsylvania Municipal                      N/A                          N/A                        N/A
Securities Fund
Intermediate-Term Government                N/A                          N/A                        N/A
Securities Fund
GNMA Fund                                   N/A                          N/A                        N/A
Equity Value Fund                       $210,168.60                  $210,168.60                   100%
Equity Income Fund                      $ 96,145.98                  $ 96,145.98                   100%
Mid Cap Value Fund                      $ 83,235.92                  $ 82,235.92                   100%
Balanced Growth Fund                    $ 35,559.65                  $ 35,559.65                   100%
International Growth Fund                   $0                           $0                         N/A
U.S. Treasury Securities Plus               N/A                          N/A                        N/A
Money Market Fund

The Advisor and/or Sub-Advisor may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or trust may obtain, it is the opinion of the Advisor and/or Sub-Advisor and the Trust's Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Advisor and/or Sub-Advisor may, at the request of the SEI Financial Services Company ("SFS" or the "Distributor"), give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.


It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or Richard Blackman & Co., Inc., an affiliate of the Advisor, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the Securities and Exchange Commission (the "SEC"). Under these provisions, the Distributor or Richard Blackman & Co., Inc. is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or Richard Blackman & Co., Inc., to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.


For the fiscal year ended December 31, 1993, the Funds paid the following brokerage commissions:




                Fund                          Total Brokerage Commissions      Amount Paid to the Distributor

U.S. Treasury Securities Money Market                    N/A                                   N/A
Fund
Prime Obligation Money Market Fund                       N/A                                   N/A
Tax-Exempt Money Market Fund                             N/A                                   N/A
Short-Term Investment Fund                               N/A                                   N/A
Fixed Income Fund                                        N/A                                   N/A
New Jersey Municipal Securities Fund                     N/A                                   N/A


                Fund                          Total Brokerage Commissions      Amount Paid to the Distributor
Pennsylvania Municipal Securities Fund                   N/A                                   N/A
Intermediate-Term Government                             N/A                                   N/A
Securities Fund
GNMA Fund                                                N/A                                   N/A
Equity Value Fund                                    $285,799.00                            $22,650.00
Equity Income Fund                                   $207,206.00                            $50,950.00
Mid Cap Value Fund                                    $19,670.00                             $1840.00
Balanced Growth Fund                                  $71,308.00                            $24,689.00
U.S. Treasury Securities Plus Money                      N/A                                   N/A
Market Fund



The International Growth Fund had not commenced operations as of December 31, 1993.



For the fiscal year ended December 31, 1994, the Funds paid the following brokerage commissions:



                Fund                          Total Brokerage Commissions      Amount Paid to the Distributor
U.S. Treasury Securities Money Market                    N/A                                   N/A
Fund
Prime Obligation Money Market Fund                       N/A                                   N/A
Tax-Exempt Money Market Fund                             N/A                                   N/A
Short-Term Investment Fund                               N/A                                   N/A
Fixed Income Fund                                        N/A                                   N/A
New Jersey Municipal Securities Fund                     N/A                                   N/A
Pennsylvania Municipal Securities Fund                   N/A                                   N/A
Intermediate-Term Government                             N/A                                   N/A

Securities Fund
GNMA Fund                                                N/A                                   N/A

                Fund                          Total Brokerage Commissions      Amount Paid to the Distributor
Equity Value Fund                                    $120,600.00                            $46,550.00
Equity Income Fund                                    $87,892.00                            $10,080.00
Mid Cap Value Fund                                    $46,214.00                            $7,050.00
Balanced Growth Fund                                  $32,932.00                            $13,000.00
U.S. Treasury Securities Plus Money                      N/A                                   N/A
Market Fund



The International Growth Fund had not commenced operations as of December 31, 1994.


For the fiscal year ended December 31, 1995, the Funds paid the following brokerage commissions:




Fund                             Total Brokerage      Amount Paid to      % of Aggregate       % of Aggregate
                                 Commissions          the Distributor     Brokerage            Dollar Amount of
                                                                          Commissions Paid     Transactions
                                                                          to the Distributor   Involving Payment
                                                                                               of Commissions
U.S. Treasury Securities Money           N/A                 N/A                  N/A                  N/A
Market Fund
Prime Obligation Money Market            N/A                 N/A                  N/A                  N/A
Fund
Tax-Exempt Money Market Fund             N/A                 N/A                  N/A                  N/A
Short-Term Investment Fund               N/A                 N/A                  N/A                  N/A
Fixed Income Fund                        N/A                 N/A                  N/A                  N/A
New Jersey Municipal                     N/A                 N/A                  N/A                  N/A
Securities Fund
Pennsylvania Municipal                   N/A                 N/A                  N/A                  N/A
Securities Fund
Intermediate-Term Government             N/A                 N/A                  N/A                 N/A1
Securities Fund
GNMA Fund                                N/A                 N/A                  N/A                  N/A



Fund                             Total Brokerage      Amount Paid to      % of Aggregate       % of Aggregate
                                 Commissions          the Distributor     Brokerage            Dollar Amount of
                                                                          Commissions Paid     Transactions
                                                                          to the Distributor   Involving Payment
                                                                                               of Commissions
Equity Value Fund                    $210,168.60          $13,100.00             6.23%                0.27%
Equity Income Fund                   $96,145.98            $750.00               0.78%                0.26%
Mid Cap Value Fund                   $83,235.92            $660.00               0.79%                0.40%
Balanced Growth Fund                 $35,559.65            $180.00               0.51%                0.26%
International Growth Fund            $44,707.48              N/A                  N/A                  N/A
U.S. Treasury Securities Plus            N/A                 N/A                  N/A                  N/A
Money Market Fund





"Regular brokers or dealers" of the Trust are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions, (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust, or (iii) sold the largest dollar amount of the Trust's shares. At December 31, 1995, the following Funds held securities of the Trust's "regular brokers or dealers" as follows: the Prime Obligation Money Market Fund held $53,999,748 in repurchase agreements with Nomura Securities and $4,985,650 in commercial paper with Merrill Lynch and the U.S. Treasury Securities Plus Money Market Fund held $14,034,851 in repurchase agreements with Nomura Securities and $13,336,166 in repurchase agreements with Leaman Brothers.



                   THE DISTRIBUTOR AND THE DISTRIBUTION PLANS

SEI Financial Services Company, a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement") dated February 28, 1992 which applies to all classes of shares of the Funds.
The Distributor receives no compensation for distribution of Class A shares.


The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees, or by a majority vote of the outstanding securities of the Trust upon not more than 60 days written notice by either party. "Qualified Trustees" are Trustees of the Trust who are not interested persons and have no financial interest in the Agreement or any related agreement or plan.


The Distribution Plan adopted by the U.S. Treasury Securities Plus Money Market Fund shareholders (the "Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .03% of the Portfolio's average daily net assets which the Distributor can use to compensate broker/dealers and service providers, including United Jersey Bank and its affiliates, which provide distribution related services to shareholders or their customers who beneficially own Shares of the Fund.

The Class B Distribution Plan adopted by the Class B shareholders (the "Class B Distribution Plan") provides that the Trust will pay the Distributor a fee of up to .25% of the Class B Portfolio's average daily net assets which the Distributor can use to compensate broker/dealers and service providers, including United Jersey Bank and its affiliates, which provide distribution related services to Class B shareholders or their customers who beneficially own Class B Shares.



Services under each of the Plans may include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution, and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law.


Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted each Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares.


Continuance of each Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Each Plan requires that quarterly written reports of amounts spent under the respective Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. Neither Plan may be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of either Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.


The following Funds' Class B Shares charge a sales load:



            Fund                          Dollar Amount of Loads            Dollar Amount of Loads Retained by SFS
                                   1993           1994           1995           1993          1994         1995
U.S. Treasury Securities             N/A            N/A           N/A             N/A          N/A         N/A
Money Market Fund
Prime Obligation Money               N/A            N/A           N/A             N/A          N/A         N/A
Market Fund
Tax-Exempt Money Market Fund         N/A            N/A           N/A             N/A          N/A         N/A


            Fund                          Dollar Amount of Loads            Dollar Amount of Loads Retained by SFS
                                   1993           1994           1995           1993          1994         1995
Short-Term Investment Fund     $281.57        $5,748.70      $15,341.80     $491.00        $0          $160.64
Fixed Income Fund              $240,062.05    $62,111.02     $54,105.50     $8,592.00      $82.70      $2,112.70
New Jersey Municipal           $167,152.55    $91,703.93     $75,388.24     $32,806.00     $0          $3,083.49
Securities Fund
Pennsylvania Municipal         $2,926.92      $1,415.00      $560.31        $162.00        $1.08       $35.64
Securities Fund
Intermediate-Term Government   $100,311.22    $35,942.48     $54,745.14     $9,992.00      $9.64       $1,768.23
Securities Fund
GNMA Fund                      $98,579.07     $20,343.61     $5,637.27      $2,689.00      $0          $285.51
Equity Value Fund              $45,929.44     $33,476.10     $133,599.25    $5,302.00      $0          $4,977.99
Equity Income Fund             $144,489.37    $92,897.04     $111,481.39    $5,411.00      $0          $4,040.13
Mid Cap Value Fund             $68,670.21     $120,627.48    $46,672.58     $4,258.00      $103.04     $1,350.68
Balanced Growth Fund           $210,257.61    $54,009.66     $54,483.83     $13,564.00     $0          $1,314.81
International Growth Fund            N/A            N/A      $17,355.50           N/A          N/A     $673.21
U.S. Treasury Securities             N/A            N/A            N/A      $11,065.00         N/A          N/A
Plus Money Market Fund

For the fiscal year ended December 31, 1995, the Funds incurred the following distribution expenses:




            Fund                Class        Total           Total           Sales        Printing     Other Costs
                                          Distribution    Distribution     Expenses        Costs
                                            Expenses     Expenses as a
                                                            % of net
                                                             assets
U.S. Treasury Securities          B      $4,143.84       .25%            $4,143.84          N/A            N/A
Money Market Fund
Prime Obligation Money            B      $11,007.81      .25%            $11,007.81         N/A            N/A
Market Fund
Tax-Exempt Money Market Fund      B      $10,524.47      .25%            $10,524.47         N/A            N/A
Short-Term Investment Fund        B      $3,044.66       .25%            $3,044.66          N/A            N/A
Fixed Income Fund                 B      $13,626.60      .25%            $13,626.60         N/A            N/A
New Jersey Municipal              B      $57,652.67      .25%            $57,652.67         N/A            N/A
Securities Fund
Pennsylvania Municipal            B      $677.54         .25%            $677.54            N/A            N/A
Securities Fund
Intermediate-Term                 B      $6,852.88       .25%            $6,852.88          N/A            N/A
Government Securities Fund
GNMA Fund                         B      $4,378.57       .25%            $4,378.57          N/A            N/A
Equity Value Fund                 B      $11,921.50      .25%            $11,921.50         N/A            N/A
Equity Income Fund                B      $17,865.66      .25%            $17,865.66         N/A            N/A
Mid Cap Value Fund                B      $13,001.27      .25%            $13,001.27         N/A            N/A
Balanced Growth Fund              B      $18,641.39      .25%            $18,641.39         N/A            N/A
International Growth Fund         B      $409.96         .25%            $409.96            N/A            N/A


            Fund                Class        Total           Total           Sales        Printing     Other Costs
                                          Distribution    Distribution     Expenses        Costs
                                            Expenses     Expenses as a
                                                            % of net
                                                             assets
U.S. Treasury Securities          A      $17,089.31      .03%            $17,089.31         N/A            N/A
Plus Money Market Fund




During the period ended December 31, 1994, the Distributor received the following amounts pursuant to the Class B Distribution Plan:




                                                                      Amount Received
                 Funds                            Distribution Fees                    Front-end Sales Load
U.S. Treasury Securities Money Market                 $1,866.00                                N/A
Fund
Prime Obligation Money Market Fund                    $3,771.00                                N/A
Tax-Exempt Money Market Fund                          $7,919.00                                N/A
Short-Term Investment Fund                            $1,238.00                                N/A
Fixed Income Fund                                     $16,039.00                               N/A
New Jersey Municipal Securities Fund                  $61,126.00                               N/A
Pennsylvania Municipal Securities Fund                $876.00                                  N/A
Intermediate-Term Government                          $8,878.00                                N/A
Securities Fund
GNMA Fund                                             $6,358.00                                N/A
Equity Value Fund                                     $7,636.00                                N/A
Equity Income Fund                                    $13,781.00                               N/A
Mid Cap Value Fund                                    $10,076.00                               N/A
Balanced Growth Fund                                  $19,710.00                               N/A
International Growth Fund                                N/A                                   N/A

U.S. Treasury Securities Plus Money                   $20,930.00                               N/A
Market Fund



During the period ended December 31, 1993, the Distributor received the following amounts pursuant to the Class B Distribution Plan:



                                                                      Amount Received
                 Funds                            Distribution Fees                    Front-end Sales Load

U.S. Treasury Securities Money Market                 $2,255.00                                N/A
Fund
Prime Obligation Money Market Fund                    $615.00                                 N/A
Tax-Exempt Money Market Fund                          $6,912.00                               N/A
Short-Term Investment Fund                            $491.00                              $281.51
Fixed Income Fund                                     $8,592.00                            $240,062.05
New Jersey Municipal Securities Fund                  $32,806.00                           $167,152.55
Pennsylvania Municipal Securities Fund                $162.00                              $2,926.92
Intermediate-Term Government                          $9,992.00                            $100,311.22
Securities Fund
GNMA Fund                                             $2,689.00                            $98,579.07
Equity Value Fund                                     $5,302.00                            $45,929.44
Equity Income Fund                                    $5,411.00                            $144,489.37
Mid Cap Value Fund                                    $4,258.00                            $68,670.21
Balanced Growth Fund                                  $13,564.00                           $210,251.61
International Growth Fund                                N/A                                   N/A
U.S. Treasury Securities Plus Money                    11,065.00                               N/A
Market Fund


                                  PERFORMANCE

COMPUTATION OF YIELD

Money Market Funds. From time to time the U.S. Treasury Securities Money Market, U.S. Treasury Securities Plus Money Market, Prime Obligation Money Market and Tax-Exempt Money Market Funds advertise their "current yield" and "effective compound yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Funds refers to the income generated by an investment in a Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The Tax-Exempt Money Market Fund may also calculate its tax equivalent yield as described under "Other Yields" below.


For the 7-day period ended December 31, 1995, the Money Market Funds' current, effective and tax-equivalent yields were as follows:



Fund                                                  Class    Current Yield    Effective Yield   Tax-Equivalent
                                                                                                  Yield
U.S. Treasury Securities Money Market                 A        4.72%            4.83%             N/A
                                                      B        4.46%            4.56%             N/A
Prime Obligation Money Market                         A        5.14%            5.27%             N/A
                                                      B        4.97%            5.01%             N/A
Tax-Exempt Money Market                               A        4.15%            4.24%             6.01%
                                                      B        3.90%            3.98%             5.65%
U.S. Treasury Securities Plus Money Market            A        5.05%            5.18%             N/A

Other Yields. The Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds may advertise a 30 day yield. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized income generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:


Yield = (2 (a-b/cd + 1) /6/ - 1) where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.


The tax equivalent yield for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 31% and, if applicable, New Jersey income taxes at a rate of 6.5% and Pennsylvania income taxes at a rate of 2.8%).

Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

For the 30-day period ended December 31, 1995 the yields on the Funds, other than the Money Market Funds, were as follows:



Fund                           Class                        Current Yield               Tax Equivalent Yield
Short-Term Investment          A                            5.10%                       N/A
                               B                            4.80%                       N/A

Fixed Income                   A                            5.12%                       N/A
                               B                            4.67%                       N/A

New Jersey Municipal           A                            4.00%                       6.40%
Securities                     B                            3.71%                       5.94%

Pennsylvania Municipal         A                            3.93%                       5.94%
Securities                     B                            3.63%                       5.48%

Intermediate-Term Government   A                            4.95%                       N/A
Securities

                               B                            4.51%                       N/A

GNMA                           A                            5.79%                       N/A
                               B                            5.37%                       N/A

Equity Value                   A                            2.09%                       N/A

                               B                            1.76%                       N/A

Equity Income                  A                            2.44%                       N/A
                               B                            2.10%                       N/A

Mid Cap Value                  A                            1.14%                       N/A
                               B                            0.86%                       N/A

Balanced Growth                A                            3.44%                       N/A
                               B                            3.06%                       N/A

International Growth           A                            N/A                         N/A
                               B                            N/A                         N/A




CALCULATION OF TOTAL RETURN


From time to time, the Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds may advertise total return on an "average annual total return" basis and on an "aggregate total return" basis for various periods. Average annual total return reflects the average annual percentage change in the value of an investment in a Fund over the particular measuring period. Aggregate total return reflects the cumulative percentage change in value over the measuring period. Aggregate total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows: P (1 +
T)/n/ = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period or the life of the fund. The formula for calculating aggregate total return can be expressed as (ERV/P)-1.


The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. In addition the maximum sales charge for each Fund is deducted from the initial $1000 payment. Total return may also be shown without giving effect to any sales charges.


Based on the foregoing, the average total returns for the Funds from inception through December 31, 1995 were as follows:

                Fund                     Class                               Average Annual Total Return
                                                                      One Year      Five     Ten        Since
                                                                                    Year     Year     Inception*
U.S. Treasury Securities Money Market    A                               5.05%        **       **         3.48%
                                         B (no load)                     4.80%        **       **         3.22%
                                         B (load)                         N/A         **       **          **
Prime Obligations Money Market           A                               5.40%        **       **         3.69%
                                         B (no load)                     5.14%        **       **         3.43%
                                         B (load)                         N/A         **       **          **
Tax-Exempt Money Market                  A                               3.42%        **       **         2.54%
                                         B (no load)                     3.17%        **       **         2.28%
                                         B (load)                         N/A         **       **          **
Short-Term Investment                    A                               6.19%        **       **         3.98%
                                         B (no load)                     6.13%        **       **         3.81%
                                         B (load)                        5.08%        **       **         3.53%
Fixed Income                             A                              17.76%        **       **         8.13%
                                         B (no load)                    17.36%        **       **         7.85%
                                         B (load)                       12.70%        **       **         6.67%
New Jersey Municipal Securities          A                              13.57%        **       **         6.84%
                                         B (no load)                    13.30%        **       **         6.46%
                                         B (load)                       12.17%        **       **         6.17%
Pennsylvania Municipal Securities        A                              11.53%        **       **         4.68%
                                         B (no load)                    11.15%        **       **         4.49%
                                         B (load)                       10.00%        **       **         4.10%
Intermediate-Term Government Securities  A                              15.00%        **       **         6.26%
                                         B (no load)                    14.71%        **       **         6.00%

                                         B (load)                       10.08         **       **         4.84%
GNMA                                     A                              19.52%        **       **         5.73%
                                         B (no load)                    19.24%        **       **         5.37%
                                         B (load)                       15.71%        **       **         4.17%
Equity Value                             A                              36.71%        **       **        10.96%
                                         B (no load)                    36.35%        **       **        10.70%
                                         B (load)                       30.84%        **       **         9.50%
Equity Income                            A                              35.55%        **       **        12.68%
                                         B (no load)                    35.21%        **       **        12.41%
                                         B (load)                       29.78%        **       **        11.18%
Mid Cap Value                            A                              19.49%        **       **         8.49%
                                         B (no load)                    19.13%        **       **         8.21%
                                         B (load)                       14.37%        **       **         7.03%
Balanced Growth                          A                              27.76%        **       **         9.36%
                                         B (no load)                    27.53%        **       **         9.08%

                                         B (load)                       22.47%        **       **         7.89%
International Growth                     A                               N/A          **       **         7.81%
                                         B (no load)                     N/A          **       **         7.64%
                                         B (load)                        N/A          **       **         3.30%
U.S. Treasury Securities Plus Money      A                              5.40%         **       **         4.04%
Market

                                         B (no load)                     N/A         N/A      N/A         N/A
                                         B (load)                        N/A         N/A      N/A         N/A



* April 1, 1992 except for the New Jersey Municipal Securities Fund, which commenced operations on May 4, 1992. The Pennsylvania Municipal Securities-Class A and GNMA-Class A Funds commenced operations on May 3, 1993. The Pennsylvania Municipal Securities-Class B and GNMA-Class B Funds commenced operations on May 13, 1993 and May 5, 1993, respectively. The International Growth-Class A and International Growth-Class B Funds commenced operation as of May 1, 1995 and May 4, 1995, respectively.


** Not in operation during period.


The Funds' performance may from time to time be compared to other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services) or financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Funds may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Funds may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capitals markets in the U.S. The Funds may use long term performance of these capital markets to demonstrate general long-term risk vs. reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Funds may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Funds may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.



                       PURCHASE AND REDEMPTION OF SHARES


It is currently the Trust's policy to pay for each Fund's redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.


The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Advisor and/or Sub-Advisor, the Administrator and/or the Custodian are not open for business.

                              SHAREHOLDER SERVICES

The following is a description of plans and privileges by which the sale charges imposed on the Class B shares of the Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities,
Intermediate-Term Government Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds may be reduced.


Right of Accumulation: A shareholder qualifies for cumulative quantity discounts when his or her new investment, together with the previous net purchases of that shareholder in the Funds reaches a discount level. See "Purchase and Redemption of Shares" in the Prospectuses for the sales charge on quantity purchases.


Letter Of Intent: The reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided by the Distributor, and not legally binding on the signer or a Fund which provides for the holding in escrow by the Administrator of 5% of the total amount intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference.

Distribution Investment Option: Distributions of dividends and capital gains made by the Funds may be automatically invested in shares of one of the Funds if shares of the Funds are available for sale. Such investments will be subject to initial investment minimums, as well as additional purchase minimums. A shareholder considering the Distribution Investment Option should obtain and read the prospectus of the other Funds and consider the differences in objectives and policies before making any investment.

Reinstatement Privilege: A shareholder who has redeemed his or her shares of any of the Funds has a one-time right to reinvest the redemption proceeds in shares of any of the Funds at their net asset value as of the time of reinvestment. Such a reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for Federal income tax purposes. The investor must notify the Transfer Agent at the time the trade is placed that the transaction is a reinvestment.

Exchange Privilege: Subject to the restrictions set forth below, some or all of the shares of the Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth and International Growth Funds for which good payment has been received (i.e., an established account) may be exchanged for shares of other Funds of the Trust with similar or lower sales loads or for shares of the Trust's Funds which do not have a sales load, at their net asset value. In addition, subject to the restrictions set forth below, some or all of the shares of the U.S. Treasury Securities Money Market, Prime Obligation Money Market and Tax Exempt Money Market Funds for which good payment has been received may be exchanged for shares, at their net asset value, plus any applicable sales charge, of other Funds within the Trust with sales loads or at their net asset value for shares of other Funds within the Trust which do not have sales loads. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Distributor.

A shareholder may exchange the shares of these Funds, for which good payment has been received, in his or her account at any time, regardless of how long he has held his or her shares.

Each Exchange Request must be in proper form (i.e., if in writing, signed by the record owner(s) exactly as the shares are registered; if by telephone-proper account identification is given by the dealer or shareholder of record), and each exchange must involve either shares having an aggregate value of at least $1,000 or all the shares in the account. Each exchange involves the redemption of the shares of a Fund to be exchanged and the purchase at net asset value (i.e., without a sales charge) of the shares of the other Funds. Any gain or loss on the redemption of the shares exchanged is reportable on the shareholder's federal income tax return, unless such shares were held in a tax-deferred retirement plan or other tax-exempt account. If the Exchange Request is received by the Distributor in writing or by telephone on any business day prior to the close of the New York Stock Exchange, the exchange usually will occur on that day if all the restrictions set forth above have been complied with at that time. However, payment of the redemption proceeds by the Funds, and thus the purchase of shares of the other Funds, may be delayed for up to seven days if the Funds determine that such delay would be in the best interest of all of its shareholders. Investment dealers which have satisfied criteria established by the Funds may also communicate a shareholder's Exchange Request to the Funds subject to the restrictions set forth above. No more than five exchange requests may be made in any one telephone Exchange Request.


Stop-Payment Requests: Investors may request a stop payment on checks by providing the Trust with a written authorization to do so. Oral requests will be accepted provided that the Trust promptly receives a written authorization. Such requests will remain in effect for six months unless renewed or canceled. The Trust will use its best efforts to effect stop-payment instructions, but does not promise or guarantee that such instructions will be effective. Shareholders requesting stop payment will be charged a $20 service fee per check which will be deducted from their accounts.


                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Money Market Funds is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.


The Funds' use of amortized cost and the maintenance of each Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.


The securities of the Income, Equity, Balanced Growth and International Growth Funds are valued by the Administrator. The Administrator may use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees. Although the methodology and procedures are identical, the net asset value per share of Class A and Class B shares of these Funds may differ because of the distribution expenses charged to Class B shares.


A pricing service values portfolio securities which are primarily traded on a domestic exchange at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. A Fund security that is primarily traded on a foreign securities exchange is generally valued at its preceding closing value on the exchange, provided that if an event occurs after the security is so valued that is likely to have changed its value, then the fair value of those securities will be determined through consideration of other factors by or under the direction of the Board of Trustees. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation.

Certain of the securities acquired by a Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.



                        GENERAL INFORMATION AND HISTORY

THE TRUST


The Trust is an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated September 9, 1991. The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. This Statement of Additional Information relates to the shares of the Trust's U.S. Treasury Securities Plus Money Market Fund and to the Class A and Class B shares of the Trust's U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market (together, the "Money Market Funds"), Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, Intermediate-Term Government Securities, GNMA (together, the "Income Funds"), Equity Value, Equity Income, Mid Cap Value, International Growth (together, the "Equity Funds") and Balanced Growth Funds (collectively, the "Funds"). Shareholders may purchase shares of each Fund (except the U.S. Treasury Securities Plus Money Market Fund) through two separate classes (Class A and Class B) which provide for variations in distribution and transfer agent costs, voting rights and dividends. In addition, a sales load is imposed on the sale of Class B shares of certain of the Funds.

Except for differences between Class A and Class B shares pertaining to distribution and transfer agent costs, each share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares".


DESCRIPTION OF SHARES


The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds; shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or classes of a series. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

The names and addresses of the holders of 5% or more of the outstanding shares of any Fund as of February 1, 1996 and the percentage of outstanding shares of such Fund held by such shareholders as of such date are, to Trust Management's knowledge, as follows:




Fund                                          Name and Address                              Percent of
                                                                                       Beneficial Ownership
U.S. Treasury Securities
  Money Market:
                     Class A Shares           United Jersey Bank                                       99.99%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           Investment Corp.                                         12.80%
                                              545 Eight Ave., Suite 401
                                              New York, NY 10018-4307

                                              Bak A. Lum                                                6.73%
                                              Employees Pension Plan
                                              Harvey B. Fine Trustees
                                              P.O. Box 1634
                                              Linden, NJ 07038

                                              Newark Beth Israel Medical Center                        11.84%

                                              201 Lyons Ave.
                                              Newark, NJ 07112

                                              Eugene W. Binkowski & Harriet                            23.68%
                                              Binkowshi JTTN
                                              194 Wheaton Pl.
                                              Rutherford, NJ 07070

                                              Josef A. Weitzmann Fiedler                                7.11%
                                              UJB Central c/o Insurance Services
                                              Group
                                              30 Nassau St.
                                              Princeton, NJ 08542-4522

                                              First Presbyterian Pre-School                             8.14%
                                               & Kindergarten
                                              c/o Sandra Kurth
                                              12 Standish Court
                                              Tenafly, NJ 07670
Prime Obligation
   Money Market:

                     Class A Shares           United Jersey Bank                                       99.30%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602


Fund                                          Name and Address                              Percent of
                                                                                       Beneficial Ownership
                     Class B Shares           Medical Brokers, Inc.                                    11.12%
                                              Two Princess Road
                                              Lawrenceville, NJ 08648
Tax-Exempt Money Market:

                     Class A Shares           United Jersey Bank                                       98.76%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           Albert Kleinman                                           8.51%
                                              153 Charlotte Pl.
                                              Englewood Cliffs, NJ 07632

                                              Arthur Shlossman                                          5.89%
                                              16 Arden Place
                                              Summitt, NJ 07901


                                              Phoebe T. Biddle                                          5.74%
                                              360 Rosedale Road
                                              Princeton, NJ 08540

                                              P.K Sharma &                                             15.90%
                                              Sarika Sharma JTTN
                                              28 Laurie Drive
                                              Englewood Cliffs, NJ 07832

                                              Ignazio Cangialosi                                        7.61%
                                              417 Saddle Bank Trail
                                              Franklin Lakes, NJ 07417
Short-Term Investment:                                                                                 13.15%

                     Class A Shares           United Jersey Bank
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ

                                              United Jersey Bank                                       76.61%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           Albert S. Bendelac                                        9.96%
                                              370 S. Stanworth Dr.
                                              Princeton, NJ 08540


Fund                                          Name and Address                              Percent of
                                                                                       Beneficial Ownership
                                              Yuet K. Chan-Li &                                        15.41%
                                              Bun Kai Chan JTTN
                                              11 Elsworth Drive
                                              Robbinsville, NJ 08691

                                              Young I. Chung                                            6.75%
                                              8 Lenape Ln.
                                              Princeton Junction, NJ 08550

                                              Val L. Fitch                                              5.71%
                                              292 Hartley Ave.
                                              Princeton, NJ 08540
Fixed Income:


                     Class A Shares           United Jersey Bank                                       86.04%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
New Jersey Municipal
   Securities:

                     Class A Shares           United Jersey Bank                                       43.53%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
Intermediate Term Government
   Securities:

                     Class A Shares           United Jersey Bank                                       71.67%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
Equity Value:

                     Class A Shares           United Jersey Bank                                       95.49%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           Marta L. Branca
                                              595 Ridgewood Avenue                                      6.15%
                                              Glen Ridge, NJ 07028


Fund                                          Name and Address                              Percent of
                                                                                       Beneficial Ownership
Equity Income:

                     Class A Shares           United Jersey Bank                                       88.42%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
Mid Cap Value Fund:

                     Class A Shares           United Jersey Bank                                       94.51%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
Balanced Growth:


                     Class A Shares           United Jersey Bank                                       95.15%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
Pennsylvania Municipal
   Securities:

                     Class A Shares           United Jersey Bank                                       95.42%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           Margaret A. Wernett                                      35.17%
                                              16 1/2 3rd Ave.
                                              Lehighton, PA 18235

                                              George A. Warner &                                        9.22%
                                              D. Lorraine Warner JTTN
                                              14 Shagbark Ct. W
                                              Harleysville,PA 19438

                                              Rose M. Lutinsky                                          7.89%
                                              916 South Street
                                              Freeland, PA 18224

                                              James Dalsasso &                                          8.23%
                                              Barbara N. Dalsasso JTTN
                                              1934 Windsor Road
                                              Bethlehem, PA 18017-3357


Fund                                          Name and Address                              Percent of
                                                                                       Beneficial Ownership
                                              Peter W. Petrocko                                        20.59%
                                              508 12th Avenue
                                              Bethlehem, PA 18018
GNMA:

                     Class A Shares           United Jersey Bank                                       22.36%
                                              Attn: Patricia Kyritz
                                              P.O. Box 547
                                              Hackensack, NJ 07602
International Growth Fund:

                     Class A Shares           United Jersey Bank                                       88.51%
                                              Attn: Patricia Kyritz

                                              P.O. Box 547
                                              Hackensack, NJ 07602

                     Class B Shares           P.K. Sharma                                              20.96%
                                              28 Laurie r.
                                              Englewood Cliffs, NJ 07632-2222

                                              Shan Tao Tang                                             5.70%
                                              3031 Edwin Ave. Apt. 2-A
                                              Fort Lee, NJ 07024
U.S. Treasury Plus
  Money Market:

                     Class A Shares           Integrity Insurance Co.                                   5.44%
                                              Dorinco Reinsurance
                                              Attn: John J. Sullivan
                                              49 E. Midland Ave.
                                              Paramus, NJ 07652-2916



Beneficial owners of 25% or more of a Fund may be deemed a "controlling person" of such Fund within the meaning of the 1940 Act.

The Trust believes that most of the shares referred to above held by United Jersey Bank were held in accounts for its fiduciary, agency or custodial customers.

SHAREHOLDER LIABILITY


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisors, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of

Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                                     TAXES

The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' prospectuses. No attempt has been made to present a detailed explanation of the tax treatment of the Funds or their shareholders and the discussion here and in the Funds' prospectuses is not intended as a substitute for careful tax planning.


FEDERAL INCOME TAX


All Funds. In order to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital loss)(the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or certain other income; (ii) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of stock, securities or certain other assets held for less than three months; (iii) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iv) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades of businesses.


Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.


Any gain or loss recognized on a sale or redemption of Shares of a fund by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.


If shares on which a capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the capital gain distribution.

Distributions from the Funds generally will not be eligible for the dividends received deduction available to corporate shareholders.

If for any taxable year a Fund does not qualify for the special tax treatment afforded RICs, all of the taxable income of that Fund will be subject to federal income tax at regular corporate rates (without any deduction for distributions to Fund shareholders). In such event, all distributions made by the Fund (whether or not derived from tax-exempt interest) would be taxable to shareholders as dividends to the extent of the Fund's earnings and profits, and such dividend distributions would be eligible for the dividends received deduction available to corporate shareholders.

Additional Consideration for the International Growth, Short-Term Investment and Fixed Income Funds. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to an election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculation the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions.

Additional Considerations for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds (the "Tax Exempt Funds"). As noted in the Prospectuses for the Tax-Exempt Money Market, New Jersey Municipal Securities and Pennsylvania Municipal Securities Funds, exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the alternative minimum tax (the "Alternative Minimum Tax") imposed by Section 55 of the Code or the environmental tax (the "Environmental Tax") imposed by Section 59A of the Code. The Alternative Minimum Tax is imposed at rates of 26% and 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers, to the extent it exceeds the taxpayer's regular tax liability. The Environmental Tax is imposed at the rate of 0.12% and applies only to corporate taxpayers.

The Alternative Minimum Tax and the Environmental Tax may be imposed in two circumstances. First, exempt-interest dividends derived from certain "private activity bonds" issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to the Alternative Minimum Tax and the Environmental Tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in
Section 56(g) of the Code, in calculating the corporation's alternative minimum taxable income for purposes of determining the Alternative Minimum Tax and the Environmental Tax.




Any loss recognized by a shareholder upon the sale or redemption of shares of a Tax Exempt Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends the shareholder has received with respect to such shares. Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax Exempt Fund will not be deductible for federal income tax purposes. The deduction otherwise allowable to property and casualty insurance companies for "losses incurred" will be reduced by an amount equal to a portion of exempt-interest dividends received or accrued during any taxable year. Foreign corporations engaged in a trade or business in the United States will be subject to a "branch profits tax" on their "dividend equivalent amount" for the taxable year, which will include exempt-interest dividends. Certain Subchapter S corporations may also be subject to taxes on their "passive investment income," which could include exempt-interest dividends. Up to 85% of the Social Security benefits or railroad retirement benefits received by an individual during any taxable year will be included in the gross income of such individual if the individual's "modified adjusted gross income" (which includes exempt-interest dividends) plus one-half of the Social Security benefits or railroad retirement benefits received by such individual during that taxable year exceeds the base amount described in Section 86 of the Code.


A Tax Exempt Fund may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to such users) of facilities financed by industrial development or private activity bonds. A "substantial user" is defined generally to include certain persons who regularly use a facility in their trade or business. Such entities or persons should consult their tax advisors before purchasing shares of a Tax Exempt Fund.

Issuers of bonds purchased by a Tax Exempt Fund (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such bonds to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Investors should be aware that exempt-interest dividends derived from such bonds may become subject to federal income taxation retroactively to the date thereof if such representations are determined to have been inaccurate or if the issuer of such bonds (or the beneficiary of such bonds) fails to comply with such covenants.

STATE TAXES


A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes.


                                    EXPERTS

The financial statements included in this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said report.

                              FINANCIAL STATEMENTS

Following are the Trust's audited financial statements and the notes thereto and the Report of the Independent Public Accountants dated February 22, 1996 for the fiscal year ended December 31, 1995, relating to the financial statements and financial highlights of the Trust.




REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================


To the Shareholders and Trustees of The Pillar Funds:

We have audited the accompanying statements of net assets of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market,
U. S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of the Pillar Funds as of December 31, 1995, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, U. S. Treasury Securities Plus Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Intermediate-Term Government Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, and International Growth Funds of the Pillar Funds as of December 31, 1995, the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Philadelphia, Pa.
February 22, 1996

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

U.S. TREASURY SECURITIES
MONEY MARKET FUND

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--95.7%
   U.S. Treasury Bills
     5.430%, 01/04/96              $ 5,000      $ 4,998
     5.480%, 01/11/96               40,000       39,942
     5.430%, 01/18/96               30,000       29,925
     5.360%, 01/25/96               55,000       54,806
     5.420%, 02/01/96               60,000       59,727
     5.350%, 02/08/96               50,000       49,716
     5.300%, 02/15/96               45,000       44,696
     5.300%, 02/22/96               35,000       34,730
     5.490%, 02/29/96               25,000       24,783
     5.510%, 03/07/96               50,000       49,534
     4.940%, 03/14/96               25,000       24,755
     4.980%, 03/28/96               30,000       29,649
                                               --------
Total U.S. Treasury Obligations
   (Cost $447,261,060)                          447,261
                                               --------

CASH EQUIVALENT--4.7%
   SEI Liquid Asset Trust-
     Treasury Portfolio             21,853       21,853
                                               --------
Total Cash Equivalent
   (Cost $21,852,943)                            21,853
                                               --------
Total Investments--100.4%
   (Cost $469,114,003)                          469,114
                                               --------
OTHER ASSETS AND LIABILITIES--(0.4%)
   Other Assets and Liabilities, Net             (2,051)
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     463,400,425 outstanding shares of
     beneficial interest                        463,400
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 3,531,344
     outstanding shares of beneficial
     interest                                     3,531

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Accumulated net realized gain
     on investments                            $    132
                                               --------
Total Net Assets--100.0%                       $467,063
                                               ========
Net Asset Value, Offering Price
   and Redemption Price Per
   Share--Class A                              $   1.00
                                               ========
Net Asset Value, Offering Price
   and Redemption Price Per
   Share--Class B                              $   1.00
                                               ========

PRIME OBLIGATION
MONEY MARKET FUND

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--34.7%
   Federal Farm Credit Bank
     5.660%, 02/01/96              $ 3,000      $ 3,000
     5.630%, 03/01/96                4,000        4,000
     5.320%, 04/01/96                3,000        3,000
     5.700%, 04/01/96                5,000        5,000
     5.400%, 05/14/96                1,500        1,470
   Federal Home Loan Bank
     5.550%, 01/22/96                5,000        4,984
     5.710%, 01/24/96                5,000        5,000
     5.480%, 02/08/96                4,000        3,977
     5.450%, 02/20/96                3,000        2,977
     5.530%, 03/15/96                6,400        6,329
     5.810%, 05/16/96               10,000       10,000
     5.840%, 10/03/96                5,000        5,000
     5.880%, 10/24/96                5,000        5,000
     5.900%, 10/30/96                5,000        5,000
     5.770%, 11/20/96                5,000        5,000
     5.560%, 12/27/96                5,000        5,000
     5.530%, 01/03/97                5,000        5,000
   Federal National Mortgage
     Association
     5.450%, 02/02/96                3,000        2,985
     5.660%, 03/15/96                5,000        5,000

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

PRIME OBLIGATION MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS--CONTINUED
   Tennessee Valley Authority
     4.190%, 09/09/96              $ 5,000      $ 4,949
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $92,670,851)                            92,671
                                                -------

COMMERCIAL PAPER--26.6%
   American General Finance
     5.830%, 01/12/96               10,000        9,982
   Dun and Bradstreet
     5.820%, 01/16/96               11,000       10,974
   Ford Motor Credit
     5.710%, 01/05/96                5,000        4,997
     5.690%, 02/20/96                5,000        4,960
   General Electric Capital
     4.830%, 01/11/96                5,000        4,992
     5.630%, 01/22/96                5,000        4,984
   Merrill Lynch
     5.740%, 01/19/96                5,000        4,986
   Norwest Financial
     5.790%, 01/16/96                5,000        4,988
   Safeco Credit
     5.700%, 01/17/96                5,000        4,987
     5.700%, 01/23/96                5,000        4,983
   Southern California Edison
     5.830%, 01/12/96                5,000        4,991
   Transamerica Finance
     5.720%, 01/08/96                5,000        4,994
                                                -------
Total Commercial Paper
   (Cost $70,818,168)                            70,818
                                                -------

CERTIFICATES OF DEPOSIT--7.1%
   ABN-Amro
     5.810%, 01/16/96                5,000        5,000
   Bank of Nova Scotia
     5.750%, 03/15/96                4,000        4,001
   Rabo London
     5.620%, 01/16/96                5,000        5,000
   Societe Generale
     5.750%, 02/15/96                5,000        5,000
                                                -------
Total Certificates of Deposit
   (Cost $19,000,582)                            19,001
                                                -------

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
TIME DEPOSITS--1.9%
   Deutsche Bank
     5.800%, 01/03/96              $ 5,000      $ 5,000
                                                -------
Total Time Deposits
   (Cost $5,000,000)                              5,000
                                                -------

REPURCHASE AGREEMENTS--32.8%
  JP Morgan Securities Incorporated,
    5.84%, dated 12/29/95, matures
    01/02/96, repurchase price
    $36,364,374 (collateralized by
    U.S. Treasury Notes, par value
    $35,145,000, rates 6.25%,
    maturity dates ranging from
    08/31/00 to 02/15/03,
    market value $37,072,851)       36,341       36,341
  Nomura Securities Incorporated,
    5.84% dated 12/29/95, matures
    01/02/96, repurchase price
    $51,032,841 (collateralized by
    U.S. Treasury Bond, par value
    $6,639,000, 11.125%, 08/15/03,
    market value $9,164,096 and by
    U.S. Treasury Notes, par value
    $40,784,000, rates ranging from
    5.75% to 8.875%, maturity dates
    ranging from 08/31/96 to
    11/15/05, market value
    $42,856,071)                    50,999       50,999
                                               --------
Total Repurchase Agreements
   (Cost $87,340,541)                            87,340
                                               --------
Total Investments--103.1%
   (Cost $274,830,142)                          274,830
                                               --------
OTHER ASSETS AND LIABILITIES--(3.1%)
   Other Assets and Liabilities, Net             (8,238)
                                               --------

================================================================================


----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NET ASSETS:
  Portfolio shares of Class A
    (unlimited authorization--no
    par value) based on 259,654,025
    outstanding shares of
    beneficial interest                        $259,654
  Portfolio shares of Class B
    (unlimited authorization--no
    par value) based on 6,924,558
    outstanding shares of beneficial
    interest                                      6,925
  Accumulated net realized gain on
    investments                                      13
                                               --------
Total Net Assets--100.0%                       $266,592
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share--
   Class A                                     $   1.00
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share--
   Class B                                     $   1.00
                                               ========

TAX-EXEMPT MONEY
MARKET FUND

MUNICIPAL BONDS--97.2%
ARIZONA--1.5%
   State, Salt River Project,
     Series C, Prerefunded @ 102
     7.130%, 01/01/96              $ 1,000     $  1,020
                                               --------
ARKANSAS--0.7%
   Clark County, Reynolds Metals
     Company Project, AMT
     (A) (B) (C)
     5.200%, 01/02/96                  500          500
                                               --------
CALIFORNIA--9.0%
   State, School Cash Reserve
     4.500%, 12/20/96                2,000        2,013
   Long Beach (TRAN)
     4.500%, 09/19/96                1,870        1,877

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Los Angeles, Regional Airport
     Improvement Corporation,
     Series F (A) (B) (C)
     6.000%, 01/02/96              $ 1,300      $ 1,300
   Orange County, Water District
     (COP) (A) (B) (C)
     5.800%, 01/02/96                1,000        1,000
                                               --------
                                                  6,190
                                               --------
DELAWARE--8.0%
   State, Economic Development
     Authority (A) (B) (C)
     5.200%, 01/03/96                2,500        2,500
   Wilmington, Hospital Revenue,
     Franciscan Health System
     Project, Series A (A) (B) (C)
     6.000%, 01/02/96                3,000        3,000
                                               --------
                                                  5,500
                                               --------
FLORIDA--4.4%
   Alachua County, Refunding
     Bonds (A) (B) (C)
     4.050%, 01/02/96                  700          700
   Orange County, Housing
     Finance Authority,
     Windscape Project (A) (B) (C)
     5.800%, 01/03/96                  400          400
   State, Housing Finance
     Authority (A) (B) (C)
     5.200%, 01/03/96                1,900        1,900
                                               --------
                                                  3,000
                                               --------
GEORGIA--1.3%
   Gwinnett County, School
     District, Prerefunded @ 102
     7.500%, 02/01/96                  875          895
                                               --------
ILLINOIS--5.7%
   Chicago, O'Hare International
     Airport (A) (B) (C)
     5.100%, 01/03/96                2,900        2,900
   State, Revenue Anticipation
     Certificates
     4.500%, 04/12/96                1,000        1,002
                                               --------
                                                  3,902
                                               --------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

TAX-EXEMPT MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
IOWA--0.7%
   Polk County, Hospital
     Equipment Improvement
     Authority  (MBIA) (A) (B)
     5.150%, 01/03/96              $   450     $    450
                                               --------
LOUSIANA--4.2%
   New Orleans, Aviation Board,
     Series A (MBIA) (A) (B)
     4.950%, 01/03/96                  900          900
   New Orleans, Aviation Board,
     Series B (MBIA) (A) (B)
     4.950%, 01/03/96                1,000        1,000
   State, Public Facilities
     Authority (AMBAC) (A) (B)
     5.000%, 01/03/96                1,000        1,000
                                               --------
                                                  2,900
                                               --------
MAINE--0.7%
   State (TANS)
     4.500%, 06/28/96                  500          502
                                               --------
MARYLAND--6.5%
   Baltimore, Industrial
     Development Authority
     (A) (B) (C)
     5.350%, 01/03/96                1,000        1,000
   Howard County, Multi-Family
     Housing Authority, Sherwood
     Crossing Project (B) (C)
     4.250%, 06/01/96                1,000        1,000
   Montgomery County, Housing
     Revenue Authority, Falklands
     Project (A) (B) (C)
     5.150%, 01/03/96                2,500        2,500
                                               --------
                                                  4,500
                                               --------
MICHIGAN--3.2%
   State, Hospital Financing
     Authority (A) (B) (C)
     5.200%, 01/03/96                2,200        2,200
                                               --------

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
MINNESOTA--2.0%
   New Brighton, Industrial
     Development Authority,
     Unicare Nursing Homes
     Project (A) (B) (C)
     5.200%, 01/03/96              $ 1,400     $  1,400
                                               --------
MISSOURI--3.7%
   Osage Beach, Industrial
     Development Authority
     (A) (B) (C)
     4.050%, 01/02/96                  275          275
   Saint Charles County, Industrial
     Development Authority, Cedar
     Ridge Apartments (A) (B) (C)
     5.150%, 01/03/96                  685          685
   Saint Louis County, Industrial
     Development Authority,
     Riverport Associates
     (A) (B) (C)
     5.300%, 01/03/96                  400          400
   Springfield, Industrial
     Development Authority,
     Pebblecreek Apartments
     (A) (B) (C)
     5.100%, 01/03/96                1,200        1,200
                                               --------
                                                  2,560
                                               --------
NEW JERSEY--2.9%
   State, (GO)
     5.800%, 08/01/96                1,000        1,011
   Ocean County, Utilities
     Authority, Wastewater Project,
     Prerefunded @ 102
     8.700%, 01/01/96                1,000        1,020
                                               --------
                                                  2,031
                                               --------
NEW YORK--4.2%
   Babylon, Industrial Development
     Agency, Babylon Project
     AMT (A) (B) (C)
     6.000%, 01/02/96                1,900        1,900
   Nassau County, Series E (BANS)
     4.250%, 03/15/96                1,000        1,001
                                               --------
                                                  2,901
                                               --------

================================================================================


----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NORTH CAROLINA--2.2%
   Wake County, Carolina Power &
     Light Company (A) (B) (C)
     5.000%, 01/03/96              $ 1,100      $ 1,100
   Winston Salem, Risk
     Acceptance Management
     Corporation (A) (B) (C)
     5.200%, 01/03/96                  400          400
                                               --------
                                                  1,500
                                               --------
NORTH DAKOTA--1.5%
   State, Housing Finance
     Program (RB) (B)
     3.950%, 05/01/96                1,000        1,000
                                               --------
OREGON--4.4%
   Port of Portland, Pollution
     Control Authority, Dates-
     Reynolds Metals Project
     (A) (B) (C)
     6.000%, 01/02/96                3,000        3,000
                                               --------
TENNESSEE--6.8%
   Nashville, Airport Authority,
     American Airlines Project,
     Series B (A) (B) (C)
     6.000%, 01/02/96                2,000        2,000
   Morristown, Industrial
     Development Board,
     Williamhouse Regency
     Project (A) (B) (C)
     5.250%, 01/02/96                2,200        2,200
   Sumner County,  (GO)
     6.500%, 04/01/96                  510          513
                                               --------
                                                  4,713
                                               --------
TEXAS--17.0%
   Corsicana, Industrial
     Development Authority, Kent
     Paper Company Project  AMT
     (A) (B) (C)
     5.250%, 01/03/96                  400          400

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Harris County, Housing
     Finance Authority, Idlewood
     Park Project, Series A
     (A) (B) (C)
     5.200%, 01/03/96              $ 1,200      $ 1,200
   Hunt County, Industrial
     Development Authority,
     Trico Industries Incorporated
     (A) (B) (C)
     5.100%, 01/02/96                2,700        2,700
   Lone Star, Airport Authority,
     Series A (A) (B) (C)
     6.000%, 01/02/96                1,000        1,000
   Lone Star, Airport Authority,
     Series B (A) (B) (C)
     6.000%, 01/02/96                1,000        1,000
   State, Association of School
     Boards, Series A (TANS)
     4.750%, 08/30/96                1,000        1,004
   State, Health Facilities
     Development, North Texas
     Pooled Health (A) (B) (C)
     5.050%, 01/03/96                2,500        2,500
   State, Veterans Housing
     Assistance Fund, Series II-E
     (RB) (B)
     3.900%, 11/06/96                1,500        1,500
   Travis County, Housing Finance
     Authority, Channings Mark
     Apartments Project
     (A) (B) (C)
     5.200%, 01/03/96                  400          400
                                               --------
                                                 11,704
                                               --------
VIRGINIA--2.9%
   Richmond, Capital Region
     Authority, International
     Airport, Series B (AMBAC)
     (A) (B) (C)
     4.900%, 01/03/96                1,000        1,000

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

TAX-EXEMPT MONEY
MARKET FUND--CONTINUED

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
VIRGINIA--CONTINUED
   Harrisonburg, Redevelopment
     and Housing Authority,
     Rolling Brook Apartments
     (B) (C)
     5.100%, 02/01/96              $ 1,000     $  1,000
                                               --------
                                                  2,000
                                               --------
WASHINGTON--2.1%
   State, Series 86-D, Prerefunded
     @ 100
     8.000%, 09/01/96                1,400        1,438
                                               --------
WASHINGTON, D.C.--1.6%
   Abraham & Laura Lisner
     Project (A) (B) (C)
     5.100%, 01/03/96                1,100        1,100
                                               --------
Total Municipal Bonds
   (Cost $66,906,271)                            66,906
                                               --------

CASH EQUIVALENT--3.9%
   Goldman Sachs Tax-Free
     Money Market                    1,639        1,639
   SEI Institutional Tax Free
     Portfolio                       1,062        1,062
                                               --------
Total Cash Equivalent
   (Cost $2,701,070)                              2,701
                                               --------
Total Investments--101.1%
   (Cost $69,607,341)                            69,607
                                               --------
OTHER ASSETS AND LIABILITIES--(1.1%)
   Other Assets and Liabilities, Net               (741)
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     63,634,243 outstanding shares of
     beneficial interest                         63,634

----------------------------------------------------------

Description                                    Value (000)
----------------------------------------------------------
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 5,238,358
     outstanding  shares of beneficial
     interest                                  $  5,238
   Accumulated net realized loss
     on investments                                  (6)
                                               --------
Total Net Assets--100.0%                       $ 68,866
                                               ========
Net Asset Value, Offering and
   Redemption Price Per
   Share--Class A                              $   1.00
                                               ========
Net Asset Value, Offering and
   Redemption Price Per
   Share--Class B                              $   1.00
                                               ========

(A) The rate reported on the Statement of Net Assets is the rate in effect on December 31, 1995.
(B) Put and Demand features exist requiring the issuer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
(C) Securities are held in connection with a letter of credit or other credit support.
AMT -- Alternative Minimum Tax
BANS -- Bond Anticipation Notes
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond
TANS -- Tax Anticipation Notes
TRANS -- Tax and Revenue Anticipation Notes

The following organizations have provided underlying credit support for certain securities as defined in the Statement of Net Assets:
(AMBAC) -- American Municipal Bond Assurance Company
(MBIA) -- Municipal Bond Insurance Association

================================================================================


U.S. TREASURY SECURITIES
PLUS MONEY MARKET FUND

----------------------------------------------------------
                                     Face
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--58.1%
   U.S. Treasury Bills
     5.620%, 01/11/96              $ 5,000     $  4,992
     5.350%, 02/08/96                3,000        2,983
     5.300%, 02/15/96                3,000        2,980
     5.680%, 03/07/96                8,000        7,921
     5.490%, 03/14/96                3,000        2,968
     5.550%, 03/21/96                5,000        4,941
     5.240%, 04/04/96                5,000        4,931
     5.560%, 04/11/96                3,000        2,955
     5.240%, 05/09/96                3,000        2,946
                                               --------
Total U.S. Treasury Obligations
   (Cost $37,617,360)                            37,617
                                               --------

REPURCHASE AGREEMENTS--42.3%
  Lehman Securities Incorporated,
    5.90%, dated 12/29/95,
    matures 01/02/96, repurchase
    price $13,344,909 (collateralized
    by U.S. Treasury STRIP, par
    value $70,435,000, 7.625%,
    11/15/22, market value
    $13,603,111)                    13,336       13,336
  Nomura Securities Incorporated,
    5.90%, dated 12/29/95, matures
    01/02/96, repurchase price
    $14,044,052 (collateralized by
    U.S. Treasury Notes, par value
    $13,346,000, rates ranging from
    5.50% to 8.50%, maturity dates
    ranging from 04/30/96 to
    02/15/00, market value
    $14,316,150)                    14,035       14,035
                                               --------
Total Repurchase Agreements
   (Cost $27,371,017)                            27,371
                                               --------
Total Investments--100.4%
   (Cost $64,988,377)                            64,988
                                               --------
OTHER ASSETS AND LIABILITIES--(0.4)%
   Other Assets and Liabilities, Net               (291)
                                               --------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NET ASSETS:
   Portfolio shares (unlimited
     authorization--no par value)
     based on 64,717,085 outstanding
     shares of beneficial interest             $ 64,717
   Accumulated net realized loss
     on investments                                 (20)
                                               --------
Total Net Assets--100.0%                       $ 64,697
                                               ========
Net Asset Value, Offering and
   Redemption Price Per Share                  $   1.00
                                               ========

SHORT-TERM
INVESTMENT FUND

CORPORATE BOND--78.2%
   AT&T
     4.500%, 02/15/96              $ 1,229      $ 1,229
   Allied
      01/15/96 (A)                     880          879
   Aluminum Company of
     America
     4.630%, 02/15/96                  900          899
   American Express Credit
     6.800%, 02/28/96                1,000        1,002
   American General Finance
     5.000%, 06/15/96                1,000          997
   Atlantic City Electric
     5.130%, 02/01/96                  100          100
   BP America
     10.150%, 03/15/96               1,150        1,160
   Baxter International
     9.250%, 09/15/96                  390          400
   Bell Atlantic
     6.030%, 05/28/96                  225          225
   Boeing
     8.380%, 03/01/96                  450          452
   California Petroleum
     Transportation
     6.710%, 04/01/96                1,000        1,003
   Commercial Credit
     6.380%, 01/01/96                  500          500

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

SHORT-TERM INVESTMENT
FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CORPORATE BOND--CONTINUED
   Dow Capital
     8.250%, 02/15/96              $ 1,000      $ 1,003
   E.I. DuPont de Nemours
     8.450%, 10/15/96                  400          410
   Exxon Capital
     7.880%, 04/15/96                  250          252
   Ford Motor Credit
     8.880%, 03/15/96                1,000        1,006
   General Electric
     7.880%, 05/01/96                1,000        1,008
   General Electric Capital
     8.750%, 11/26/96                  100          103
   John Deere
     8.250%, 06/01/96                  190          192
     9.130%, 07/01/96                  500          509
   Martin Marietta
     8.500%, 03/01/96                1,000        1,004
   Merck
     7.750%, 05/01/96                  549          553
   Morgan Guaranty Trust
     8.130%, 03/15/96                  250          252
   New York Telephone
     3.380%, 04/01/96                  164          163
   Northwestern Bell Telephone
     3.250%, 02/01/96                  130          130
   Paccar Financial
     6.050%, 09/12/96                  389          390
   Pepsico
     6.850%, 02/23/96                1,000        1,001
7.000%, 11/15/96                       185          188
   Pfizer
     7.130%, 10/01/96                1,000        1,012
   Sears Robuck
     8.550%, 08/01/96                1,000        1,016
   Shell Oil
     7.700%, 02/01/96                  250          250
   Smithkline Beecham
     5.250%, 01/26/96                1,000        1,000
   Southern New England
     Telecommunications
     7.610%, 09/20/96                1,000        1,016
   Southwestern Bell
     8.300%, 06/01/96                  672          680
   Texaco Capital
     9.000%, 11/15/96                  448          461

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Virginia Electric & Power
     8.350%, 06/15/96              $ 1,000     $  1,011
   WMX Techmologies
     4.880%, 06/15/96                  400          398
   Wal-Mart Stores
     8.000%, 05/01/96                  570          575
   Waste Management
     4.630%, 04/14/96                  547          545
   Whirlpool
     8.570%, 03/11/96                  250          251
   Xerox Credit
     6.250%, 01/15/96                  330          330
                                               --------
Total Corporate Bond
   (Cost $25,509,567)                            25,555
                                               --------

U.S. TREASURY OBLIGATIONS--13.6%
   U.S. Treasury Bills
     5.320%, 05/30/96               $1,100     $  1,077
     5.370%, 06/06/96                  750          733
     5.330%, 08/22/96                1,500        1,451
     5.420%, 11/14/96                1,250        1,195
                                               --------
Total U.S. Treasury Obligations
   (Cost $4,452,747)                              4,456
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--6.2%
   Federal Farm Credit Bank
     6.500%, 04/01/96                1,000        1,003
     6.380%, 05/01/96                1,000        1,003
                                               --------
Total U.S. Government Agency
   Obligations
   (Cost $2,000,000)                              2,006
                                               --------

CASH EQUIVALENT--0.7%
   SEI Liquid Asset Trust -
     Government Portfolio              240          240
                                               --------
Total Cash Equivalent
   (Cost $240,172)                                  240
                                               --------
Total Investments--98.7%
   (Cost $32,202,486)                            32,257
                                               --------

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES--1.3%
   Other Assets and Liabilities, Net           $    428
                                               --------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on
     3,056,683 outstanding shares
     of beneficial interest                      30,625
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 203,375
     outstanding  shares of beneficial
     interest                                     2,038
   Undistributed net investment
     income                                           1
   Accumulated net realized loss
     on investments                                 (33)
   Net unrealized appreciation
     on investments                                  54
                                               --------
Total Net Assets--100.0%                       $ 32,685
                                               ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                              $  10.02
                                               ========
Net Asset Value and Redemption
   Price Per Share--Class B                    $  10.05
                                               ========
Maximum Public Offering Price Per
   Share--Class B ($10.05 / 99%)               $  10.15
                                               ========

(A) Zero-Coupon Bond

FIXED INCOME FUND

U.S. TREASURY OBLIGATIONS--49.0%
   U.S. Treasury Notes
     6.880%, 02/28/97              $14,250     $ 14,515
     7.250%, 02/15/98                5,000        5,201
     6.380%, 01/15/00                4,000        4,147
     6.380%, 08/15/02               30,000       31,486

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   U.S. Treasury STRIP
     5.570%, 08/15/03              $ 4,800     $  3,163
                                               --------
Total U.S. Treasury Obligations
   (Cost $57,299,941)                            58,512
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--23.6%
   Federal Farm Credit Bank
     8.650%, 10/01/99                1,000        1,108
   Federal Home Loan Bank
     7.780%, 10/19/01                2,000        2,204
     5.670%, 09/02/03                1,680        1,661
     6.500%, 11/29/05                  500          501
   Federal National Mortgage
     Association
     7.600%, 01/10/97                1,000        1,023
     7.050%, 12/10/98                1,000        1,042
     7.200%, 01/10/02                2,000        2,025
     7.900%, 04/10/02                1,000        1,024
     7.800%, 06/10/02                1,000        1,027
     7.000%, 08/12/02                4,000        4,044
     6.950%, 09/10/02                1,000        1,010
     6.450%, 06/10/03                2,000        2,016
     6.200%, 07/10/03                2,000        1,992
     6.240%, 08/19/03                2,000        2,002
     5.750%, 10/24/03                1,000          973
     6.200%, 11/12/03                1,000        1,003
     6.400%, 01/13/04                2,500        2,489
     6.850%, 09/12/05                1,000        1,021
                                               --------
Total U.S. Government Agency
   Obligations
   (Cost $27,513,161)                            28,165
                                               --------

CORPORATE BOND--24.7%
   AT&T
     6.750%, 04/01/04                2,000        2,095
     7.500%, 06/01/06                1,000        1,107
   Anheuser Busch
     6.750%, 06/01/05                1,000        1,048
   BP America
     8.500%, 04/15/01                2,000        2,237

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995


FIXED INCOME FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CORPORATE BOND--CONTINUED
   Boeing
     6.350%, 06/15/03              $ 2,000      $ 2,050
   E.I. DuPont de Nemours
     6.000%, 12/01/01                2,000        2,018
     6.750%, 10/15/02                1,000        1,048
   Emerson Electric
     6.300%, 11/01/05                  500          510
   Ford Capital BV
     9.130%, 05/01/98                1,000        1,074
   Ford Motor Credit
     6.380%, 10/06/00                1,000        1,015
   Gannett
     5.850%, 05/01/00                1,000          996
   General Electric Capital
     8.750%, 11/26/96                2,500        2,569
     5.500%, 11/01/01                1,000          977
   H.J. Heinz
     6.880%, 01/15/03                1,000        1,052
   Eli Lilly
     6.250%, 03/15/03                2,000        2,047
   New York Telephone
     6.250%, 02/15/04                1,000        1,007
   Philip Morris
     7.500%, 01/15/02                2,000        2,120
   Union Pacific
     6.130%, 01/15/04                1,000          993
   US West Communications
     6.130%, 11/15/05                2,000        2,005
   Wal-Mart Stores
     6.500%, 06/01/03                  500          514
     5.880%, 10/15/05                1,000          984
                                               --------
Total Corporate Bond
   (Cost $28,370,351)                            29,466
                                               --------

CASH EQUIVALENT--1.3%
   SEI Liquid Asset Trust
     Government Portfolio            1,527        1,527
                                               --------
Total Cash Equivalent
   (Cost $1,526,565)                              1,527
                                               --------
Total Investments--98.6%
   (Cost $114,710,018)                          117,670
                                               --------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES--1.4%
   Other Assets and Liabilities, Net           $  1,683
                                               --------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
     par value) based on
     10,820,274 outstanding shares
     of beneficial interest                     110,507
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 557,415
     outstanding  shares of
     beneficial interest                          6,179
   Accumulated net realized loss
     on investments                                (293)
   Net unrealized appreciation
     on investments                               2,960
                                               --------
Total Net Assets--100.0%                       $119,353
                                               ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                              $  10.49
                                               ========
Net Asset Value and Redemption
   Price Per Share--Class B                    $  10.48
                                               ========
Maximum Public Offering Price Per
   Share--Class B ($10.48 / 96%)               $  10.92
                                               ========

NEW JERSEY MUNICIPAL
SECURITIES FUND

MUNICIPAL BONDS--94.8%
NEW JERSEY--93.7%
   Atlantic County, (GO) (MBIA)
     5.400%, 12/01/05                $ 300       $  312
   Bergen County, General
     Improvement Bonds, (GO)
     5.250%, 08/15/00                  300          314
     4.700%, 07/15/02                  400          409

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Bergen County, Municipal
     Utilities Authority, Water
     Pollution Control, Series B,
     (RB) (FGIC)
     5.000%, 12/15/99                $ 300       $  308
   Bergen County, Utilities
     Authority, Series A, (RB)
     (FGIC)
     6.100%, 06/15/04                  250          272
   Bridgeton, (GO) (AMBAC)
     5.000%, 01/01/05                  300          303
   Bridgewater & Raritan, (GO)
     6.130%, 05/01/05                  200          215
     6.130%, 05/01/06                  100          107
   Burlington County, (GO)
     4.400%, 03/15/01                  500          500
   Camden County, (GO) (FGIC)
     5.000%, 02/01/04                  200          205
     5.000%, 02/01/08                  500          500
   Camden County, (GO) (MBIA)
     5.000%, 06/01/99                  100          103
     5.600%, 06/01/03                  200          212
   Camden, School District,
     (RB) (FSA)
     4.000%, 10/01/98                  500          498
   Cape May County, (GO)
     (AMBAC)
     5.850%, 04/15/01                  150          160
   Cape May County, Municipal
     Utilities Authority, (RB)
     (AMBAC)
     5.000%, 08/01/03                  500          514
   Cape May County, Municipal
     Utilities Authority, Series B,
     (RB) (FGIC)
     3.800%, 01/01/98                  500          498
     4.500%, 01/01/03                  500          499
   Cumberland County, (GO) (FGIC)
     4.300%, 12/01/99                  500          503
   Dover Township, (GO) (AMBAC)
     6.000%, 10/15/03                  200          221
   Dover, Municipal Utilities
     Authority, Series F, (RB) (MBIA)
     4.200%, 02/15/99                  300          300

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Edgewater Borough, (GO) (MBIA)
     5.100%, 09/15/00                $ 300       $  311
   Edison Township, (AMBAC)
     4.800%, 01/01/05                  300          303
   Edison Township, (GO)
     4.700%, 06/01/98                  250          253
     5.400%, 06/01/02                  250          263
   Edison Township, (GO) (AMBAC)
     4.500%, 01/01/02                  500          503
   Essex County, Improvement
     Authority, (RB) (AMBAC)
     4.880%, 12/01/02                  300          305
   Fort Lee, (GO)
     4.850%, 02/01/02                  500          513
   Franklin Township, (GO)
     5.600%, 11/01/05                  300          320
   Gloucester County, (GO)
     5.000%, 09/01/03                  500          507
   Gloucester County, General
     Improvement, Series A, (GO)
     (AMBAC)
     4.500%, 01/01/03                  200          201
   Gloucester County, Improvement
     Authority, Landfill Project,
     Series A, (RB) (B)
     6.000%, 09/01/06                  300          320
   Gloucester Township, Municipal
     Utilities Authority, (RB)
     (AMBAC)
     4.800%, 03/01/02                  300          305
   Hackensack, (GO)
     6.100%, 06/01/05                  250          269
   Hackettstown, Municipal Utilities
     Authority, Series F, (RB) (FGIC)
     5.050%, 10/01/04                  500          514
   Hamilton Township, (GO)
     (AMBAC)
     4.100%, 02/01/98                  400          400
   Hillsborough Township, Board of
     Education (COP) (FSA)
     5.500%, 12/15/99                  250          263
   Long Branch, Sewer Authority,
     (RB) (FGIC)
     5.200%, 06/01/05                  500          518

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

NEW JERSEY MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Maplewood Township, (GO)
     4.000%, 12/01/99                $ 200       $  199
   Mercer County, Improvement
     Authority, Ewing Board of
     Education Project, (RB) (MBIA)
     6.300%, 05/15/07                  250          272
   Mercer County, Improvement
     Authority, Hamilton Board of
     Education Project, (RB) (MBIA)
     5.500%, 06/01/01                  200          210
     4.900%, 12/15/05                  300          304
   Middlesex County, (GO)
     3.900%, 07/15/97                  300          300
     4.500%, 07/15/01                  500          506
     4.600%, 07/15/02                  500          509
   Middlesex County, Improvement
     Authority, (RB) (B)
     3.800%, 03/01/97                  250          250
     4.000%, 03/01/98                  250          250
     4.150%, 03/01/99                  250          251
     4.350%, 03/01/01                  250          252
   Middletown Township, Sewer
     Authority, Series A, (RB) (FGIC)
     4.900%, 01/01/05                  300          304
   Monmouth County, (RB)
     3.900%, 07/15/97                  500          500
4.500%, 10/01/98                       500          507
     4.200%, 07/15/99                  250          250
     4.750%, 07/15/03                  200          200
   Moorestown Township, (GO)
     (AMBAC)
     6.000%, 09/01/07                  300          320
   Morris Plains, (GO)
     5.000%, 07/01/04                  200          203
   Mount Laurel Township, (GO)
     4.650%, 08/01/05                  500          495
   New Brunswick, (GO) (FGIC)
     4.000%, 10/01/97                  500          502
   New Brunswick, Parking
     Authority, (RB) (FGIC)
     4.300%, 09/01/99                  300          302
   North Bergen Township (MBIA)
     4.400%, 08/01/01                  500          494

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   North Bergen Township,
     Municipal Utilities Authority,
     (RB) (FGIC)
     4.800%, 12/15/03                $ 300       $  303
   North Haledon (AN)
     4.220%, 05/17/96                  350          351
   North Jersey, District Water
     Supply, Wanaque South
     Project (MBIA)
     5.400%, 07/01/02                  300          316
   Ocean County, (GO)
     4.600%, 11/01/03                  500          494
   Parsippany Troy Hills
     Township, (GO)
     4.500%, 02/01/01                  500          502
     4.700%, 12/01/03                  500          504
     4.700%, 12/01/04                  600          601
   Passaic County, (GO)
     4.700%, 09/01/03                  250          252
   Passaic County, (GO) (FGIC)
     4.750%, 09/01/04                  500          501
   Passaic County, (GO) (MBIA)
     4.350%, 05/01/03                  200          198
     4.450%, 05/01/04                  200          196
   Pequannock-Lincoln Park, Sewer
     Authority, (RB) (MBIA)
     4.400%, 12/01/02                  500          500
   Piscataway Township, (GO)
     (STAID)
     4.050%, 03/01/02                  300          291
   Pleasantville, (GO) (MBIA)
     4.350%, 10/01/00                  400          400
   Port Authority of New York &
     New Jersey, (RB) (B)
     4.300%, 10/01/02                  500          494
     5.300%, 08/01/03                  300          318
   Princeton, (GO)
     4.400%, 09/01/01                  300          301
   Roselle, (GO) (MBIA)
     4.750%, 10/15/04                  500          503
   Rutgers State University, Series A,
     (RB) (B)
     4.380%, 05/01/01                  500          499

================================================================================


----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   Rutgers State University, Series S,
     (RB) (B)
     5.000%, 05/01/04                $ 500       $  513
   Somerset County, (GO)
     5.000%, 10/01/02                  200          208
     4.450%, 12/01/02                  500          505
     4.350%, 12/01/04                  300          297
   Somerset Raritan Valley, Sewer
     Improvement Authority,
     Series H, (RB)
     5.150%, 07/01/01                  300          312
   South Brunswick Township, (GO)
     6.300%, 04/01/04                  250          273
   South Jersey Transportation
     Authority, Transportation
     Systems, Series B, (RB) (MBIA)
     5.500%, 11/01/02                  250          265
   State, (GO)
     4.750%, 02/15/98                  300          304
     5.100%, 02/15/00                  500          516
     5.300%, 02/15/02                  600          627
     5.400%, 02/15/03                  300          315
   State, Building Authority, (RB)
     4.400%, 06/15/03                  500          492
     4.500%, 06/15/04                  500          492
     4.700%, 06/15/06                  500          492
   State, Economic Development
     Authority, Series A, (RB) (MBIA)
     5.130%, 07/01/00                  300          309
     5.400%, 07/01/02                  300          315
   State, Educational Facilities
     Authority, Ramapo College,
     Series E, (RB) (MBIA)
     4.700%, 07/01/00                  500          508
   State, Educational Facilities
     Authority, Rowan College,
     Series C, (RB) (MBIA)
     4.300%, 07/01/98                  300          302
     5.250%, 07/01/05                  300          312
   State, Educational Facilities
     Authority, Stockton State
     College, Series B, (RB)
     (AMBAC)
     6.200%, 07/01/04                  300          332

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   State, Health Care Facilities
     Authority, Atlantic City Medical
     Center, (RB) (AMBAC)
     6.550%, 07/01/03                $ 300       $  325
   State, Health Care Facilities
     Authority, Chilton Memorial
     Hospital, (RB)
     3.750%, 07/01/96                  500          500
   State, Health Care Facilities
     Authority, Hackensack Medical
     Center, (RB) (MBIA)
     6.000%, 07/01/00                  300          322
   State, Health Care Facilities
     Authority, JFK Health Systems,
     (RB) (FGIC)
     4.800%, 07/01/03                  200          203
   State, Health Care Facilities
     Authority, Mountain Side
     Hospital, (RB) (FGIC)
     5.100%, 07/01/03                  500          517
   State, Health Care Facilities
     Authority, Shore Memorial
     Healthcare Systems, (RB) (FGIC)
     4.500%, 07/01/03                  500          497
   State, Health Care Facilities
     Authority, Somerset Medical
     Center, (RB) (MBIA)
     4.600%, 07/01/05                  250          247
   State, Health Care Facilities
     Authority, St.Peters Medical
     Center, (RB) (AMBAC)
     4.500%, 07/01/04                  500          491
   State, Health Care Facilities
     Authority, Underwood
     Memorial Hospital, (RB) (MBIA)
     4.200%, 07/01/97                  300          301
     5.000%, 07/01/02                  300          309
   State, Highway Authority,
     Garden State Parkway, (RB)
     5.300%, 01/01/99                  250          259
   State, Housing & Mortgage
     Finance Agency, (RB) (AMBAC)
     5.300%, 05/01/06                  200          207

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

NEW JERSEY MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
NEW JERSEY--CONTINUED
   State, Housing & Mortgage
     Finance Agency, Home Buyer,
     Series N, (RB) (AMBAC)
     4.000%, 10/01/98                $ 200       $  202
     4.200%, 04/01/99                  200          203
     4.200%, 10/01/99                  300          305
   State, Sports & Exposition
     Authority, Series A, (RB)
     4.900%, 09/01/05                  315          319
     5.000%, 09/01/06                  315          318
   State, Transportation Trust
     Authority, Transportation
     System, Series A, (RB)
     3.800%, 06/15/96                  500          500
     5.600%, 06/15/98                  200          207
     4.600%, 06/15/01                  500          509
     4.630%, 06/15/02                  500          506
   State, Turnpike Authority,
     Series A, (RB) (AMBAC)
     5.700%, 01/01/01                  300          315
     5.900%, 01/01/04                  200          212
6.400%, 01/01/07                       300          326
   State, Wastewater Treatment
     Authority, (RB) (AMBAC)
     4.200%, 03/01/97                  500          502
     4.250%, 03/01/99                  500          501
     4.250%, 03/01/00                  500          499
     4.400%, 03/01/04                  500          492
   Stony Brook,  Sewer Authority,
     (RB) (B)
     4.500%, 12/01/00                  500          508
   Union County, (GO)
     4.400%, 10/01/04                  500          487
   Union County, Environmental
     Improvement Authority,
     (RB) (B)
     4.900%, 04/01/02                  500          514
     5.150%, 04/01/05                  500          521
   Wanaque Valley, Sewer Authority,
     Series B, (RB) (AMBAC)
     5.100%, 09/01/03                  300          310

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Warren County, Pollution Control
     Finance Authority, Series B,
     (RB) (MBIA)
     5.700%, 12/01/03                $ 300       $  326
   Wayne Township, (GO)
     5.450%, 10/01/04                  250          261
   West New York, Municipal
     Utilities Authority, (RB) (FGIC)
     4.000%, 12/15/99                  500          497
   West Windsor Township, (GO)
     6.000%, 10/15/05                  200          209
   Western Monmouth, Utilities
     Authority, Series A , (RB)
     (AMBAC)
     4.400%, 02/01/01                  250          251
4.400%, 02/01/03                       250          248
   Woodbridge Township, Sewer
     Utility Authority, Series B, (GO)
     4.250%, 09/15/01                  500          492
     4.450%, 09/15/03                  300          295
                                               --------
                                                 50,627
                                               --------
PUERTO RICO--1.1%
   Puerto Rico, Public Buildings
     Authority, Series A, (RB)
     (AMBAC)
     4.400%, 07/01/00                  300          302
   Puerto Rico, Telephone Authority,
     Series M, (RB) (MBIA)
     4.400%, 01/01/99                  300          302
                                               --------
                                                    604
                                               --------
Total Municipal Bonds
   (Cost $50,157,088)                            51,231
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--1.8%
   Federal Farm Credit Bank
     5.720%, 02/12/96                  500          497

================================================================================

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. GOVERNMENT AGENCY
   OBLIGATIONS--CONTINUED
   Federal Home Loan Bank
     5.620%, 01/12/96                $ 500      $   499
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $995,943)                                  996
                                                -------
CASH EQUIVALENT--2.1%
   Federated New Jersey Municipal
     Cash Trust                        355          355
   Nuveen, Investment Quality          750          750
                                                -------
Total Cash Equivalent
   (Cost $1,104,552)                              1,105
                                                -------
Total Investments--98.7%
   (Cost $52,257,583)                           $53,332
                                                -------
OTHER ASSETS AND LIABILITIES--1.3%
   Other Assets and Liabilities, Net                702
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,601,629 outstanding shares of
     beneficial interest                          27,570
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 2,405,430
     outstanding  shares of beneficial
     interest                                    25,698
   Distributions in excess of net
     investment income                               (1)
   Accumulated net realized loss
     on investments                                (308)
   Net unrealized appreciation
     on investments                               1,075
                                                -------
Total Net Assets--100.0%                        $54,034
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 10.79
                                                =======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 10.79
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($10.79 / 99%)                $ 10.90
                                                =======

(A) The rate reported on the Statement of Net Assets is the rate in effect on December 31, 1995.
(B) Put and Demand features exist requiring the issurer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
AN -- Anticipation Notes
COP -- Certificate of Participation
GO -- General Obligation
RB -- Revenue Bond

The following organizations have underlying credit support for certain securities as defined in the Statement of Net Assets:

(AMBAC) -- American Municipal Bond Insurance Company
(FGIC) -- Financial Guaranty Insurance Company
(FSA) -- Financial Security Assurance
(MBIA) -- Municipal Bond Insurance Association
(STAID) -- State Aid Withholding

INTERMEDIATE-TERM
GOVERNMENT SECURITIES
FUND

U.S. TREASURY OBLIGATIONS--47.8%
   U.S. Treasury Notes
     7.500%, 12/31/96               $  200       $  204
     6.500%, 05/15/97                1,200        1,220
     5.750%, 09/30/97                2,000        2,018
     4.750%, 09/30/98                  100           99
     4.750%, 10/31/98                1,000          987
     5.130%, 11/30/98                1,500        1,495
     5.000%, 01/31/99                1,000          992
     6.750%, 06/30/99                1,000        1,045
     6.000%, 10/15/99                1,000        1,024
     7.750%, 12/31/99                  500          543
     6.880%, 03/31/00                1,300        1,374
     5.500%, 04/15/00                2,000        2,016

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

INTERMEDIATE-TERM
GOVERNMENT SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY
   OBLIGATIONS--CONTINUED
     5.880%, 06/30/00               $  500     $    510
     5.750%, 10/31/00                2,000        2,030
                                               --------
Total U.S. Treasury Obligations
   (Cost $15,269,066)                            15,557
                                               --------

U.S. GOVERNMENT AGENCY
   OBLIGATIONS--49.0%
   Federal Farm Credit Bank
     5.250%, 05/26/98                1,000          998
   Federal Home Loan Bank
     6.320%, 12/04/97                  500          509
     6.100%, 02/17/00                1,000        1,017
     5.920%, 06/29/00                1,000        1,012
     7.000%, 07/05/00                  500          500
     5.800%, 07/26/00                1,000        1,002
     5.250%, 09/01/00                  500          493
     5.040%, 10/26/00                  500          488
   Federal Home Loan Mortgage
     Corporation
     5.570%, 08/20/97                1,000        1,003
     6.550%, 04/19/99                1,000        1,032
     6.130%, 08/19/99                  500          510
     5.880%, 03/15/00                1,000        1,005
     5.400%, 11/01/00                1,000          985
   Federal National Mortgage
     Association
     6.050%, 11/10/97                  500          506
     6.350%, 08/10/99                  750          770
     7.240%, 09/02/99                  500          512
     6.110%, 09/20/00                1,250        1,276
     7.140%, 08/15/02                  800          811
     7.200%, 08/19/02                  500          507
     6.720%, 02/25/03                1,000        1,026
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $15,811,849)                            15,962
                                                -------

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CASH EQUIVALENT--1.4%
   SEI Liquid Asset Trust -
     Government Portfolio           $  442       $  442
   SEI Liquid Asset Trust -
     Treasury Portfolio                  1            1
                                               --------
Total Cash Equivalent
   (Cost $442,581)                                  443
                                               --------
Total Investments--98.2%
   (Cost $31,523,496)                            31,962
                                               --------
OTHER ASSETS AND LIABILITIES--1.8%
   Other Assets and Liabilities, Net                580
                                               --------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,783,478 outstanding shares of
     beneficial interest                         29,456
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 353,423
     outstanding  shares of beneficial
     interest                                     3,839
   Accumulated net realized loss
     on investments                              (1,191)
   Net unrealized appreciation
     on investments                                 438
                                                --------
Total Net Assets--100.0%                        $ 32,542
                                                ========
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $  10.37
                                                ========
Net Asset Value and Redemption
   Price Per Share--Class B                     $  10.37
                                                ========
Maximum Public Offering Price Per
   Share--Class B ($10.37 / 96%)                $  10.80
                                                ========

================================================================================

PENNSYLVANIA MUNICIPAL
SECURITIES FUND

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
MUNICIPAL BONDS--95.6%
PENNSYLVANIA--91.1%
   Allegheny County, Series C-44,
     (GO) (FGIC)
     5.200%, 06/01/08                 $150       $  152
   Allentown, Water Improvement
     Authority, (RB) (AMBAC)
     4.850%, 07/15/01                  150          153
   Beaver County, Series A,
     (GO) (FGIC)
     4.750%, 10/01/03                  100          101
   Bethel Park, School District,
     (GO) (FGIC)
     5.000%, 08/01/04                  150          153
   Bethlehem, School District,
     (GO) (FGIC)
     4.600%, 09/01/00                  150          151
   Chester County, (GO)
     5.500%, 11/15/10                   25           26
   Dauphin County, General Purpose
     Authority, (RB) (MBIA)
     4.450%, 10/01/99                  150          149
   East Stroudsburg, School District,
     Series AA, (GO) (AMBAC)
     4.700%, 11/15/00                  125          126
   Geisinger, Health System
     Authority, (RB)
     7.380%, 07/01/02                   75           82
   Governor-Mifflin, School District,
     (GO) (AMBAC)
     4.400%, 11/15/99                  150          151
   Lancaster, Higher Education
     Authority, Franklin & Marshall
     College, (RB) (MBIA)
     5.650%, 04/15/10                  110          112
   Langhorne Manor Borough,
     Higher Education and Health
     Authority, Wood Services, (RB)
     6.400%, 11/15/06                  150          165
   Lehigh County, General Purpose
     Authority, St. Luke's Hospital,
     (RB) (AMBAC)
     4.750%, 11/15/00                  100          102

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
   Lycoming County, Pennsylvania
     College of Technology,
     (RB) (AMBAC)
     5.000%, 11/01/02                 $150       $  153
   North Allegheny, School District,
     Series A,  (GO) (AMBAC)
     5.850%, 11/01/02                  150          161
   Oley Valley, School District,
     (GO) (AMBAC)
     3.950%, 05/15/97                  100          100
   State, Second Series, (GO)
     5.500%, 07/01/01                  150          158
   State, Higher Education Authority,
     Thomas Jefferson University,
     Series A, (RB)
     6.630%, 08/15/09                   50           55
   State, Higher Education Authority,
     Series I, (RB) (AMBAC)
     5.000%, 06/15/03                  150          154
   Pittsburgh, Series B, (GO)
     (AMBAC)
     4.500%, 09/01/96                  100          100
   Pittsburgh, Urban Redevelopment
     Authority, (RB) (A)
     5.750%, 10/01/14                  100          102
   State, School Building Authority,
     Delaware County Community
     College,(RB) (MBIA)
     5.200%, 04/01/08                  250          251
   State, Brookville Area School
     District Project, Series G,
     (RB) (MBIA)
     4.850%, 11/15/02                  150          150
   Swarthmore College, (RB)
     7.380%, 09/15/18                   50           55
   Wattsburg, School District,
     (GO) (AMBAC)
     5.700%, 04/01/04                   75           78
   Westmoreland County, Series C,
     (GO) (MBIA)
     4.400%, 10/01/00                  150          152
                                                 ------
                                                  3,292
                                                 ------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

PENNSYLVANIA MUNICIPAL
SECURITIES FUND--CONTINUED

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
GUAM--4.5%
   Guam, Power Authority, (RB)
     (AMBAC)
     6.000%, 10/01/09                $ 150      $   161
                                                -------
Total Municipal Bonds
   (Cost $3,363,622)                              3,453
                                                -------

CASH EQUIVALENT--3.6%
   PNC Pennsylvania Tax-Free
     Money Market Fund                 131          131
                                                -------
Total Cash Equivalent
   (Cost $131,567)                                  131
                                                -------
Total Investments--99.2%
   (Cost $3,495,189)                              3,584
                                                -------
OTHER ASSETS AND LIABILITIES--0.8%
   Other Assets and Liabilities, Net                 30
                                                -------
NET ASSETS:
   Portfolio shares of Class A
     (unlimited authorization--no
      par value) based on 327,077
     outstanding shares of beneficial
     interest                                     3,264
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 26,366
     outstanding  shares of beneficial
     interest                                       270
   Accumulated net realized loss
     on investments                                  (9)
   Net unrealized appreciation
     on investments                                  89
                                                  ------
Total Net Assets--100.0%                          $3,614
                                                  ======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                                 $10.23
                                                  ======
Net Asset Value and Redemption Price
   Per Share--Class B                             $10.22
                                                  ======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Maximum Public Offering Price Per
   Share--Class B ($10.22 / 99%)                  $10.32
                                                  ======

(A) Put and Demand features exist requiring the issurer to repurchase the instrument prior to maturity. The maturity date shown is the next demand date.
GO -- General Obligation
RB -- Revenue Bond

The following organizations have provided underlying support for certain securities as defined in the Statement of Net Assets:

(AMBAC) -- American Municipal Bond Assurance Company
(FGIC) -- Financial Guaranty Insurance Company
(MBIA) -- Municipal Bond Insurance Association

GNMA FUND

MORTGAGE-BACKED POOLED NOTES--82.5%
   Government National Mortgage
     Association
     6.000%, 10/15/23               $  181      $   175
     6.000%, 11/15/23                  965          938
     6.000%, 12/15/23                1,430        1,390
     6.000%, 01/15/24                  192          186
     6.000%, 01/20/24                  937          903
     6.500%, 11/15/23                  826          820
     6.500%, 12/15/23                  116          115
     6.500%, 12/15/23                  352          349
     7.000%, 06/15/23                  164          166
     7.000%, 11/15/23                   85           86
     7.000%, 12/15/23                  946          957
     7.500%, 08/15/25                  305          314
     8.000%, 04/15/23                   51           53
     8.000%, 05/15/23                  366          382
     8.000%, 08/15/24                  228          237
     8.000%, 08/15/24                  239          249
     8.000%, 09/15/24                  211          220
     8.000%, 09/15/24                  352          367
     8.000%, 09/15/24                  248          258
     8.000%, 09/15/24                  486          507
                                                -------
Total Mortgage-Backed Pooled
   Notes
   (Cost $8,522,264)                              8,672
                                                -------

================================================================================

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--11.1%
   U.S. Treasury Bond
     13.130%, 05/15/01              $  150      $   203
   U.S. Treasury Notes
     7.250%, 11/30/96                  450          458
     6.000%, 08/31/97                  500          506
                                                -------
Total U.S. Treasury Obligations
   (Cost $1,150,388)                              1,167
                                                -------

CASH EQUIVALENT--5.9%
   SEI Liquid Asset Trust -
     Government Portfolio              432          432
   SEI Liquid Asset Trust -
     Treasury Portfolio                191          191
                                                -------
Total Cash Equivalent
   (Cost $622,846)                                  623
                                                -------
Total Investments--99.5%
   (Cost $10,295,498)                            10,462
                                                -------
OTHER ASSETS AND LIABILITIES--0.5%
   Other Assets and Liabilities, Net                 49
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     879,855 outstanding shares of beneficial
     interest                                     9,254
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 177,389
     outstanding  shares of beneficial
     interest                                     1,897
   Accumulated net realized loss
     on investments                                (806)
   Net unrealized appreciation
     on investments                                 166
                                                -------
Total Net Assets--100.0%                        $10,511
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $  9.94
                                                =======

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share--Class B                     $  9.93
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($9.93 / 97%)                 $ 10.24
                                                =======

EQUITY VALUE FUND

COMMON STOCK--92.1%
AEROSPACE & DEFENSE--3.7%
   Loral                            40,000      $ 1,415
   Raytheon                         40,000        1,890
                                                -------
                                                  3,305
                                                -------
AIRCRAFT--2.6%
   United Technologies              25,000        2,372
                                                -------
AUTOMOTIVE--3.1%
   Borg-Warner Automotive           20,000          640
   Echlin                           60,000        2,190
                                                -------
                                                  2,830
                                                -------
BANKS--5.8%
   Bank of New York                 25,000        1,219
   Boatmen's Bancshares             45,000        1,839
   Mellon Bank                      40,000        2,150
                                                -------
                                                  5,208
                                                -------
CHEMICALS--1.2%
   E.I. DuPont de Nemours           15,000        1,048
                                                -------
COMMUNICATIONS EQUIPMENT--0.9%
   ITT Industries                   10,000          240
   ITT *                            10,000          530
                                                -------
                                                    770
                                                -------
COMPUTERS & SERVICES--5.7%
   Compaq Computer*                 45,000        2,160
   Hewlett Packard                  25,000        2,094
   Microsoft *                      10,000          877
                                                -------
                                                  5,131
                                                -------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

EQUITY VALUE
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
DRUGS--5.2%
   Bristol-Myers Squibb             10,000      $   859
   Merck                            20,000        1,315
   Pfizer                           40,000        2,520
                                                -------
                                                  4,694
                                                -------
ELECTRICAL & ELECTRONIC PRODUCTS--5.8%
   Emerson Electric                 25,000        2,044
   General Electric                 45,000        3,240
                                                -------
                                                  5,284
                                                -------
FINANCIAL SERVICES--0.5%
   ITT Hartford Group*              10,000          484
                                                -------
FOOD, BEVERAGE & TOBACCO--6.5%
   CPC International                 5,000          343
   Nestle S.A., ADR                 20,000        1,111
   PepsiCo                          30,000        1,676
   Sara Lee                         20,000          638
   Unilever NV, ADR                 15,000        2,111
                                                -------
                                                  5,879
                                                -------
GAS/NATURAL GAS--7.0%
   Consolidated Natural Gas         35,000        1,588
   National Fuel & Gas              50,000        1,681
   Sonat                            50,000        1,781
   Trans Canada Pipeline            90,000        1,238
                                                -------
                                                  6,288
                                                -------
GLASS PRODUCTS--1.0%
   PPG Industries                   20,000          915
                                                -------
HOUSEHOLD PRODUCTS--3.7%
   Colgate-Palmolive                15,000        1,054
   Procter & Gamble                 15,000        1,245
   Whirlpool                        20,000        1,065
                                                -------
                                                  3,364
                                                -------
INSURANCE--6.8%
   Aetna Life & Casualty            25,000        1,731
   American International Group     15,000        1,388
   Chubb                            25,000        2,419
   Providian                        15,000          611
                                                -------
                                                  6,149
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
MEASURING DEVICES--1.6%
   Honeywell                        30,000      $ 1,459
                                                -------
PAPER & PAPER PRODUCTS--1.6%
   Weyerhaeuser                     20,000          865
   Willamette Industries            10,000          562
                                                -------
                                                  1,427
                                                -------
PETROLEUM REFINING--9.5%
   Amoco                            20,000        1,437
   Exxon                            20,000        1,602
   Mobil                            20,000        2,240
   Royal Dutch Petroleum            15,000        2,117
   Texaco                           15,000        1,178
                                                -------
                                                  8,574
                                                -------
PHOTOGRAPHIC EQUIPMENT &
   SUPPLIES--0.8%
   Xerox                             5,000          685
                                                -------
RAILROADS--6.7%
   Burlington Northern Santa Fe     30,000        2,340
   Illinois Central                 45,000        1,727
   Union Pacific                    30,000        1,980
                                                -------
                                                  6,047
                                                -------
RETAIL--2.6%
   Dayton-Hudson                    10,000          750
   May Department Stores            20,000          845
   Sears Roebuck                    20,000          780
                                                -------
                                                  2,375
                                                -------
RUBBER & PLASTIC--1.5%
   Goodyear Tire & Rubber           30,000        1,361
                                                -------
SEMI-CONDUCTORS/
   INSTRUMENTS--2.2%
   Intel                            35,000        1,986
                                                -------
TELEPHONES &
   TELECOMMUNICATION--6.1%
   AT&T                             35,000        2,266
   Bell Atlantic                    25,000        1,672

================================================================================


----------------------------------------------------------
                                 Face Amount     Market
Description                      (000)/Shares  Value (000)
----------------------------------------------------------
TELEPHONES &
   TELECOMMUNICATION--CONTINUED
   SBC Communications               15,000      $   863
   US West                          20,000          715
                                                -------
                                                  5,516
                                                -------
Total Common Stock
   (Cost $66,043,466)                            83,151
                                                -------
CASH EQUIVALENT--7.7%
   SEI Liquid Asset Trust -
     Government Portfolio           $3,928        3,928
   SEI Liquid Asset Trust -
     Treasury Portfolio              3,049        3,049
                                                -------
Total Cash Equivalent
   (Cost $6,977,125)                              6,977
                                                -------
Total Investments--99.8%
   (Cost $73,020,591)                            90,128
                                                -------
OTHER ASSETS AND LIABILITIES--0.2%
   Other Assets and Liabilities, Net                193
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     6,452,508 outstanding shares of
     beneficial interest                         66,520
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 596,012
     outstanding  shares of beneficial
     interest                                     6,858
   Accumulated net realized loss
     on investments                                (164)
   Net unrealized appreciation
     on investments                              17,107
                                                -------
Total Net Assets--100.0%                        $90,321
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 12.81
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 12.83
                                                =======

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
Maximum Public Offering Price Per
   Share--Class B ($12.83 / 96%)                $ 13.36
                                                =======

* Non-income producing security
ADR -- American Depository Receipt

EQUITY INCOME FUND
COMMON STOCK--99.6%

AEROSPACE & DEFENSE--4.2%
   Raytheon                         26,000      $ 1,228
   Rockwell International           20,000        1,058
                                                -------
                                                  2,286
                                                -------
AIRCRAFT--4.7%
   Textron                          18,000        1,215
   United Technologies              14,000        1,328
                                                -------
                                                  2,543
                                                -------
AUTOMOTIVE--2.6%
   Echlin                           30,000        1,095
   Ford Motor                       10,000          290
                                                -------
                                                  1,385
                                                -------
BANKS--6.4%
   Bank of New York                 24,000        1,170
   Norwest                          35,000        1,155
   Wachovia                         25,000        1,144
                                                -------
                                                  3,469
                                                -------
DRUGS--4.8%
   Bristol-Myers Squibb             15,000        1,288
   Merck                            20,000        1,315
                                                -------
                                                  2,603
                                                -------
ELECTRICAL & ELECTRONIC
     PRODUCTS--3.6%
   Emerson Electric                 12,000          981
   General Electric                 13,000          936
                                                -------
                                                  1,917
                                                -------
ELECTRICAL UTILITIES--5.7%
   Houston Industries               30,000          727
   Public Service Enterprise Group  25,000          766
   Utilicorp United                 30,000          881
   WPS Resources                    20,000          680
                                                -------
                                                  3,054
                                                -------

STATEMENT OF NET ASSETS
================================================================================

The Pillar Funds -- December 31, 1995

EQUITY INCOME
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--8.6%
   Anheuser Busch                   15,000      $ 1,003
   CPC International                16,000        1,098
   General Mills                    15,000          866
   Sara Lee                         30,000          956
   Unilever NV, ADR                  5,000          704
                                                -------
                                                  4,627
                                                -------
GAS/NATURAL GAS--7.9%
   Consolidated Natural Gas         25,000        1,134
   National Fuel & Gas              30,000        1,009
   Sonat                            40,000        1,425
   Trans Canada Pipeline            50,000          688
                                                -------
                                                  4,256
                                                -------
GLASS PRODUCTS--3.9%
   Corning                          30,000          960
   PPG Industries                   25,000        1,144
                                                -------
                                                  2,104
                                                -------
HOUSEHOLD PRODUCTS--5.8%
   Colgate-Palmolive                16,000        1,124
   Procter & Gamble                 11,000          913
   Whirlpool                        20,000        1,065
                                                -------
                                                  3,102
                                                -------
INSURANCE--3.8%
   Aetna Life & Casualty            15,000        1,039
   Cigna                            10,000        1,032
                                                -------
                                                  2,071
                                                -------
MEASURING DEVICES--1.8%
   Honeywell                        20,000          973
                                                -------
PAPER & PAPER PRODUCTS--3.1%
   Kimberly Clark                   20,000        1,655
                                                -------
PETROLEUM REFINING--10.1%
   Amoco                            10,000          719
   Chevron                          15,000          787
   Mobil                            12,000        1,344
   Royal Dutch Petroleum            10,000        1,411
   Texaco                           15,000        1,178
                                                -------
                                                  5,439
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
PRINTING & PUBLISHING--1.7%
   Gannett                          15,000      $   921
                                                -------
RAILROADS--3.2%
   Burlington Northern Santa Fe     12,000          936
   Illinois Central                 20,000          768
                                                -------
                                                  1,704
                                                -------
RETAIL--5.9%
   Dayton-Hudson                    15,000        1,125
   May Department Stores            25,000        1,056
   Sears Roebuck                    25,000          975
                                                -------
                                                  3,156
                                                -------
SEMI-CONDUCTORS/INSTRUMENTS--2.7%
   Thomas & Betts                   20,000        1,475
                                                -------
TELEPHONES &
   TELECOMMUNICATION--9.1%
   Ameritech                        20,000        1,180
   Bell Atlantic                    12,000          802
   Bellsouth                        24,000        1,044
   GTE                              26,000        1,144
   US West                          20,000          715
                                                -------
                                                  4,885
                                                -------
Total Common Stock
   (Cost $43,886,661)                            53,625
                                                -------
CASH EQUIVALENT--0.4%
   SEI Liquid Asset Trust -
     Government Portfolio             $202          202
                                                -------
Total Cash Equivalent
   (Cost $202,198)                                  202
                                                -------
Total Investments--100.0%
   (Cost $44,088,859)                            53,827
                                                -------
OTHER ASSETS AND LIABILITIES--0.0%
   Other Assets and Liabilities, Net                (13)
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     3,382,510 outstanding shares of
     beneficial interest                         34,788

================================================================================

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
NET ASSETS:--CONTINUED
   Portfolio shares of Class B (unlimited
     authorization--no par value) based on
     735,130 outstanding shares of beneficial
     interest                                   $ 8,455
   Accumulated net realized gain
     on investments                                 833
   Net unrealized appreciation
     on investments                               9,738
                                                -------
Total Net Assets--100.0%                        $53,814
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 13.07
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 13.08
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($13.08 / 96%)                $ 13.63
                                                =======

ADR -- American Depository Receipt

MID CAP VALUE FUND

COMMON STOCK--96.6%
APPAREL/TEXTILES--1.9%
   Albany International             50,000      $   906
                                                -------
AUTOMOTIVE--10.5%
   A.O.Smith                        40,000          830
   Echlin                           36,000        1,314
   Federal Signal                   52,000        1,345
   Regal Beloit                     72,000        1,566
                                                -------
                                                  5,055
                                                -------
BANKS--8.1%
   Associated Bancorp               15,000          614
   Dauphin Deposit Bank & Trust     20,000          575
   First Tennessee National         16,000          968
   Merchantile Bancorp              12,000          552
   Wilmington Trust                 20,000          617
   Zions Bancorp                     7,000          562
                                                -------
                                                  3,888
                                                -------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
BUILDING & CONSTRUCTION--7.5%
   Foster Wheeler                   30,000      $ 1,275
   Granite Construction             10,000          315
   Pitt Des Moines                  20,000          765
   Jacobs Engineering Group *       50,000        1,250
                                                -------
                                                  3,605
                                                -------
CHEMICALS--9.0%
   Cytec Industries *               20,000        1,247
   Lawter International            100,000        1,162
   Olin                             10,000          742
   Praxair                          35,000        1,177
                                                -------
                                                  4,328
                                                -------
COMMUNICATIONS EQUIPMENT--2.0%
   Vishay Intertechnology*          30,000          945
                                                -------
DRUGS--1.5%
   Loctite                          15,000          713
                                                -------
ELECTRICAL TECHNOLOGY--2.3%
   Anixter International *          60,000        1,117
                                                -------
FINANCIAL SERVICES--1.1%
   Franklin Resources               10,000          504
                                                -------
FOOD, BEVERAGE & TOBACCO--4.9%
   McCormick                        65,000        1,568
   Universal Foods                  20,000          802
                                                -------
                                                  2,370
                                                -------
HOUSEHOLD PRODUCTS--2.8%
   Valspar                          30,000        1,339
                                                -------
INSURANCE--2.7%
   Cincinnati Financial             20,000        1,305
                                                -------
MACHINERY--11.2%
   Astec Industries *               50,000          494
   Baldor Electric                  45,000          906
   Case                             20,000          915
   Lindsay Manufacturing*           36,000        1,386
   Nordson                          20,000        1,125
   Stewart & Stevenson Services     22,000          555
                                                -------
                                                  5,381
                                                -------

STATEMENT OF NET ASSETS
===============================================================================
The Pillar Funds -- December 31, 1995

MID CAP VALUE FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
MARINE TRANSPORTATION--2.4%
   Kirby*                           70,000      $ 1,138
                                                -------
MEASURING DEVICES--3.2%
   Andros Analyzers*                10,000          153
   Oak Industries*                  50,000          937
   Trimble Navigation*              25,000          466
                                                -------
                                                  1,556
                                                -------
METALS & MINING--4.5%
   Cleveland Cliffs                 32,000        1,312
   Vulcan Materials                 15,000          864
                                                -------
                                                  2,176
                                                -------
PAPER & PAPER PRODUCTS--6.0%
   Bemis                            60,000        1,537
   Wausau Paper Mills               50,000        1,363
                                                -------
                                                  2,900
                                                -------
PETROLEUM REFINING--2.1%
   Saga Petroleum, Class B *        80,000        1,000
                                                -------
PRINTING & PUBLISHING--2.2%
   Belo, Class A                    30,000        1,043
                                                -------
RAILROADS--4.1%
   Illinois Central                 30,000        1,151
   Kansas City Southern
     Industries                     18,000          824
                                                -------
                                                  1,975
                                                -------
RUBBER & PLASTIC--4.5%
   Cooper Tire & Rubber             50,000        1,231
   Sonoco Products                  35,000          919
                                                -------
                                                  2,150
                                                -------
STEEL & STEEL WORKS--1.0%
   Schnitzer Steel Industries, Cl A 15,000          458
                                                -------
TRUCKING--1.1%
   Kenan Transport                  25,479          529
                                                -------
Total Common Stock
   (Cost $39,280,076)                            46,381
                                                -------

----------------------------------------------------------
                                 Shares/Face     Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
CASH EQUIVALENT--1.8%
   SEI Liquid Asset Trust -
     Government Portfolio             $866      $   866
                                                -------
Total Cash Equivalent
   (Cost $866,338)                                  866
                                                -------
Total Investments--98.4%
   (Cost $40,146,414)                            47,247
                                                -------
OTHER ASSETS AND LIABILITIES--1.6%
   Other Assets and Liabilities, Net                781
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     3,377,962 outstanding shares of
     beneficial interest                         35,436
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 451,242
     outstanding  shares of beneficial
     interest                                     5,176
   Accumulated net realized gain
     on investments                                 315
   Net unrealized appreciation
     on investments                               7,101
                                                -------
Total Net Assets--100.0%                        $48,028
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 12.55
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 12.53
                                                =======
Maximum Public Offering Price Per
   Share--Class B ($12.53 / 96%)                $ 13.05
                                                =======

* Non-income producing security
ADR -- American Depository Receipt

===============================================================================

BALANCED GROWTH FUND

----------------------------------------------------------
                                     Face        Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
U.S. TREASURY OBLIGATIONS--12.8%
   U.S. Treasury Notes
     6.880%, 02/28/97               $  500      $  509
     6.630%, 03/31/97                  500         509
     5.880%, 08/15/98                  500         508
     5.000%, 01/31/99                  500         496
     7.000%, 04/15/99                  500         525
     7.750%, 11/30/99                  500         542
     5.880%, 06/30/00                  500         510
     5.750%, 10/31/00                  500         507
     7.500%, 11/15/01                  500         551
     6.380%, 08/15/02                  500         525
                                                ------
Total U.S. Treasury Obligations
   (Cost $5,008,381)                             5,182
                                                ------

U.S. GOVERNMENT AGENCY
OBLIGATIONS--30.8%
   Federal Farm Credit Bank
     7.610%, 03/16/98                  100         100
     7.950%, 04/01/02                  500         519
   Federal Home Loan Bank
     6.330%, 07/14/97                  500         501
     6.300%, 11/02/98                  500         501
     6.490%, 12/01/99                  500         501
   Federal Home Loan Mortgage
     6.300%, 08/25/99                  500         501
     6.550%, 01/04/00                  500         516
     6.550%, 10/02/02                  500         525
   Federal National Mortgage
     Association
     6.750%, 04/22/97                  500         509
     7.680%, 12/01/97                  300         312
     6.350%, 08/10/99                  500         513
     8.350%, 11/10/99                  500         548
     8.500%, 01/13/00                  500         530
     6.100%, 02/10/00                  500         509
     7.900%, 04/10/02                  500         512
     6.950%, 09/10/02                  500         505
     6.720%, 02/25/03                  500         513
     6.380%, 06/25/03                  500         504
     6.200%, 11/12/03                  500         502
     5.800%, 12/10/03                  500         500
     8.630%, 11/10/04                  500         544

----------------------------------------------------------
                                  Face Amount    Market
Description                      (000)/Shares  Value (000)
----------------------------------------------------------
     8.550%, 12/10/04               $  750      $  784
     8.000%, 04/13/05                  500         522
   Tennessee Valley Authority
     7.450%, 10/15/01                  500         525
     6.380%, 06/15/05                  500         519
                                                -------
Total U.S. Government Agency
   Obligations
   (Cost $12,153,933)                            12,515
                                                -------

CORPORATE BOND--4.4%
   American Express Credit
     6.750%, 06/01/01                  500         518
   E.I. DuPont de Nemours
     6.750%, 10/15/02                  500         524
   Philip Morris
     8.750%, 12/01/96                  100         103
     9.250%, 02/15/00                  100         111
   Southern California Edison
     6.750%, 01/15/00                  500         513
                                                ------
Total Corporate Bond
   (Cost $1,699,706)                             1,769
                                                ------

COMMON STOCK--50.0%
AEROSPACE & DEFENSE--1.1%
   Loral                            13,000         460
                                                ------
AIRCRAFT--1.7%
   Boeing                            4,000         313
   United Technologies               4,000         380
                                                ------
                                                   693
                                                ------
AUTOMOTIVE--1.5%
   Borg-Warner Automotive            9,000         288
   Echlin                            9,000         329
                                                ------
                                                   617
                                                ------
BANKS--3.4%
   Boatmen's Bancshares             12,000         490
   J.P. Morgan                       6,000         482
   Norwest                          12,000         396
                                                ------
                                                 1,368
                                                ------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

BALANCED GROWTH FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
CHEMICALS--1.2%
   Monsanto                          4,000       $  490
                                                 ------
COMMUNICATIONS EQUIPMENT--0.7%
   ITT Industries                    4,000           96
   ITT *                             4,000          212
                                                 ------
                                                    308
                                                 ------
COMPUTERS & SERVICES--3.0%
   Compaq Computer*                  7,500          360
   Hewlett Packard                   4,000          335
   Safeguard Scientifics *          10,000          495
   US Data *                         2,500           36
                                                 ------
                                                  1,226
                                                 ------
CONCRETE & MINERAL PRODUCTS--2.4%
   Armstrong World Industries        8,000          496
   Minnesota Mining &
     Manufacturing                   7,000          464
                                                 ------
                                                    960
                                                 ------
CONTAINERS & PACKAGING--0.7%
   Crown Cork & Seal*                6,500          271
                                                 ------
DRUGS--2.6%
   Bristol-Myers Squibb              6,000          515
   Merck                             8,000          526
                                                 ------
                                                  1,041
                                                 ------
ELECTRICAL & ELECTRONIC
   PRODUCTS--2.4%
   Emerson Electric                  5,000          409
   General Electric                  8,000          576
                                                 ------
                                                    985
                                                 ------
ELECTRIC UTILITIES--0.9%
   FPL Group                         8,000          371
                                                 ------
FINANCIAL SERVICES--1.7%
   Federal National Mortgage
     Association                     4,000          496
   ITT Hartford Group*               4,000          194
                                                 ------
                                                    690
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
FOOD, BEVERAGE & TOBACCO--6.4%
   CPC International                 7,000       $  480
   H.J. Heinz                       14,250          472
   Nestle S.A., ADR                 10,000          555
   Pepsico                           9,000          503
   Sara Lee                         10,000          319
   Unilever NV, ADR                  2,000          282
                                                 ------
                                                  2,611
                                                 ------
FORESTRY--1.0%
   Rayonier                         12,000          400
                                                 ------
HOUSEHOLD PRODUCTS--0.9%
   Whirlpool                         7,000          373
                                                 ------
INSURANCE--2.5%
   American International Group      6,000          555
   Cigna                             4,500          465
                                                 ------
                                                  1,020
                                                 ------
PETROLEUM & FUEL PRODUCTS--1.2%
   Schlumberger                      7,000          485
                                                 ------
PETROLEUM REFINING--4.0%
   Amoco                             7,000          503
   Mobil                             5,000          560
   Royal Dutch Petroleum             4,000          565
                                                 ------
                                                  1,628
                                                 ------
PRINTING & PUBLISHING--1.5%
   Gannett                           6,000          368
   Time Warner                       6,000          227
                                                 ------
                                                    595
                                                 ------
RAILROADS--2.3%
   Burlington Northern Santa Fe      6,000          468
   Illinois Central                 12,000          461
                                                 ------
                                                    929
                                                 ------
RETAIL--1.1%
   May Department Stores            11,000          465
                                                 ------

===============================================================================

----------------------------------------------------------
                                  Shares/Face    Market
Description                       Amount (000) Value (000)
----------------------------------------------------------
SEMI-CONDUCTORS/
   INSTRUMENTS--0.8%
   Intel                             5,500      $   312
                                                -------
TELEPHONES &
   TELECOMMUNICATION--5.0%
   AT&T                              8,000          518
   Ameritech                         7,600          448
   Bell Atlantic                     8,000          535
   Bellsouth                        12,000          522
                                                -------
                                                  2,023
                                                -------
Total Common Stock
   (Cost $15,214,190)                            20,321
                                                -------

CASH EQUIVALENT--1.2%
   SEI Liquid Asset Trust -
     Government Portfolio             $476          476
                                                -------
Total Cash Equivalent
   (Cost $475,751)                                  476
                                                -------
Total Investments--99.2%
   (Cost $34,551,961)                            40,263
                                                -------
OTHER ASSETS AND LIABILITIES--0.8%
   Other Assets and Liabilities, Net                334
                                                -------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     2,667,147 outstanding shares of
     beneficial interest                         27,439
   Portfolio shares of Class B
     (unlimited authorization--no
     par value) based on 700,302
     outstanding  shares of beneficial
     interest                                     7,489
   Accumulated net realized loss
     on investments                                 (42)
   Net unrealized appreciation
     on investments                               5,711
                                                -------
   Total Net Assets--100.0%                     $40,597
                                                =======

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
   Net Asset Value, Offering Price and
     Redemption Price Per
     Share--Class A                            $  12.05
                                               ========
   Net Asset Value and Redemption
     Price Per Share--Class B                  $  12.07
                                               ========
    Maximum Public Offering Price Per
     Share--Class B ($12.07 / 96%)             $  12.57
                                               ========

* Non-income producing security
ADR -- American Depository Receipt

INTERNATIONAL GROWTH FUND

FOREIGN STOCKS--97.5%
ARGENTINA--0.8%
   Buenos Aires Embotelladora
     ADR                             2,250     $     46
   Telefonica Argentina ADR          1,600           44
                                               --------
                                                     90
                                               --------
AUSTRALIA--5.3%
   Advance Bank Australia            9,590           77
   Amcor                            13,100           92
   Australian & New Zealand
     Bank                           28,000          131
   Broken Hill Proprietary          11,076          156
   Qantas Air ADR                    2,050           34
   Westpac Banking                  15,000           67
                                               --------
                                                    557
                                               --------
AUSTRIA--0.8%
   EVN                                 650           89
                                               --------
BELGIUM--0.6%
   Delhaize-Le Lion                  1,550           64
                                               --------
BRAZIL--0.7%
   Electrobras ADR                   4,300           58
   Usiminas ADR                      2,000           16
                                               --------
                                                     74
                                               --------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

INTERNATIONAL GROWTH
FUND--CONTINUED

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
CANADA--1.6%
   Canada Pacific ADR                9,500       $  172
                                                 ------
CHILE--0.3%
   Compania de Telecom Chile ADR       400           33
                                                 ------
DENMARK--2.0%
   Tele Denmark ADS                  5,750          159
   Unidanmark series A               1,100           54
                                                 ------
                                                    213
                                                 ------
FINLAND--1.2%
   Metsa Serla series B              1,700           52
   Unitas Bank series A *           28,000           71
                                                 ------
                                                    123
                                                 ------
FRANCE--8.0%
   Banque National Paris series A    1,450           66
   Canal Plus                          525           99
   Cie de Saint Gobain                 600           66
   Danone                              350           58
   Peugeot                             400           53
   Renault                           1,700           49
   Rhone Poulenc                     6,750          145
   Societe Generale                    650           80
   Societe Nationale Elf Aquitaine   1,900          140
   Total Compaigne series B          1,300           88
                                                 ------
                                                    844
                                                 ------
GERMANY--5.5%
   Bayer                               375          100
   Biersdorf                            20           14
   Daimler Benz                        150           76
   Degussa                             245           82
   Deutsche Bank                     1,700           81
   Karstadt                            160           66
   Mannesmann                          250           79
   Veba                              2,000           86
                                                 ------
                                                    584
                                                 ------
HONG KONG--4.1%
   Hong Kong Telecommunications     29,600           53
   Hutchison Whampoa                23,000          140
   Sung Hung Kai Properties         16,000          131
   Swire Pacific series A           14,000          108
                                                 ------
                                                    432
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
INDONESIA--0.4%
   Jaya Real Property               15,000       $   40
   Semen Gresik                      2,500            7
                                                 ------
                                                     47
                                                 ------
ITALY--2.3%
   Banca Commerciale Italiana       40,000           85
   Stet Societa Finanziaria
     Telefonica                     43,000          122
   Telecom Italia                   25,000           39
                                                 ------
                                                    246
                                                 ------
JAPAN--27.7%
   Canon Sales                       3,150           84
   Chugai Pharmaceutical            14,000          134
   Dai Nippon Printing               7,000          119
   Eisai                             4,000           70
   Home Wide                         3,000           35
   Ito Yokado                        2,000          123
   Kajima                            6,000           59
   Kawasaki Heavy Industries        14,000           64
   Kawasaki Steel                   20,000           70
   Keio Teito Electric Railway       8,000           47
   Kyoritsu Air Tech                 1,000           11
   Matsushita Electric               6,000           98
   Minebea                           6,000           50
   Mitsubishi                        6,000           74
   Mitsubishi Bank                   4,000           94
   Mitsui Petrochem                  5,000           41
   Nihon Jumbo                       2,000           70
   Nippon Express                    8,000           77
   Nippon Telegraph & Telephone          9           73
   NKK                              30,000           81
   Nokia ADR series A                2,300           89
   Nomura Securities                 5,000          109
   Orix                              3,000          124
   Riso Kagaku                         500           42
   Sakura Bank                       8,000          102
   Sankyo                            4,000           90
   Sanwa Bank                        3,000           61
   Secom                             2,000          139
   Sekisui Chemical                  1,000           15
   Seven Eleven                      1,000           71
   Shimamura                         2,000           77

===============================================================================

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
JAPAN--CONTINUED
   Showa                             5,000        $  38
   Sony                              1,000           60
   Sumitomo Marine &
     Fire Insurance                  7,000           58
   Sumitomo Realty &
     Development                    11,000           78
   Sumitomo Trust & Banking          5,000           71
   Toda Construction                 5,000           43
   Tohoku Electric Power             2,000           48
   Tokio Marine & Fire Insurance    10,000          131
   Tsutsumi Jewelry                    200           10
                                                 ------
                                                  2,930
                                                 ------
MALAYSIA--1.8%
   Resorts World Berhad             13,000           70
   Sime Darby                       36,000           96
   Telekom Malaysia                  3,000           23
                                                 ------
                                                    189
                                                 ------
MEXICO--1.0%
   Cemex SA de CV series A           6,000           20
   Femsa series B                   10,500           24
   Grupo Carso *                     3,300           18
   Telefonos de Mexico ADR
     series L                          850           27
   Trans Maritima ADR                2,350           18
                                                 ------
                                                    107
                                                 ------
NETHERLANDS--4.1%
   Elsevier                          4,000           53
   International Nederland           2,000          134
   Unilever CVA                        650           92
   Vendex International              4,000          119
   Verenigde Nederlandse
     Uigevbedrijven                    250           34
                                                  ------
                                                    432
                                                 ------
NEW ZEALAND--1.4%
   Air New Zealand series B         17,500           59
   Brierley Investment             115,000           91
                                                 ------
                                                    150
                                                 ------

----------------------------------------------------------
                                                 Market
Description                         Shares     Value (000)
----------------------------------------------------------
NORWAY--3.9%
   Christiana Bank                  24,100       $   57
   Hafslund Nycomed series A         2,800           73
   Kvaerner                          2,500           89
   Orkla AS series A                 1,750           87
   Saga Petroleum AS series A        7,800          104
                                                 ------
                                                    410
                                                 ------
PHILIPPINES--1.0%
   Philippine National Bank*         6,000           66
   Phillipino Telephone             40,000           41
                                                 ------
                                                    107
                                                 ------
PORTUGAL--0.5%
   Portugal Telecom S.A. ADR*        3,000           57
                                                 ------
SINGAPORE--3.4%
   Keppel                           15,000          134
   Overseas Chinese Banking          9,000          113
   United Overseas Bank             12,000          115
                                                 ------
                                                    362
                                                 ------
SPAIN--4.8%
   Acerinox S.A.                       850           86
   Banco Bilbao Vizcaya              3,750          135
   Empresa Nacional de
     Electricidad                    1,600           91
   Repsol                              400           13
   Telefonica de Espana              3,500           48
   Repsol ADR                        4,000          132
                                                 ------
                                                    505
                                                 ------
SWEDEN--2.0%
   Astra AB series A                 1,100           44
   Avesta Sheffield                  4,500           40
   BT Industries*                    5,300           58
   Stora Kopparbergs series A        5,800           68
                                                 ------
                                                    210
                                                 ------
SWITZERLAND--2.9%
   Ciba Geigy                           90           79
   Nestle SA                           140          155
   Sulzer Gerbruder                    145           78
                                                 ------
                                                    312
                                                 ------

STATEMENT OF NET ASSETS
===============================================================================

The Pillar Funds -- December 31, 1995

INTERNATIONAL GROWTH
FUND--CONTINUED

----------------------------------------------------------
                                 Shares/Face     Market
Description                      Amount (000)  Value (000)
----------------------------------------------------------
THAILAND--0.9%
   Bangkok Bank                      1,500       $   18
   Bangkok Metro Bank               38,000           35
   Siam Commercial Bank              3,000           40
                                                 ------
                                                     93
                                                 ------
UNITED KINGDOM--8.5%
   Associated British Foods          8,000           46
   Bass                              2,000           22
   BET                              82,000          162
   Body Shop International          14,000           33
   British Steel                    30,000           76
   British Telecommunications        8,750           48
   Powergen                          6,073           50
   Rank Organization                17,500          127
   Royal Insurance                  21,000          125
   Tomkins                          15,000           66
   Vodafone Group                   42,000          150
                                                 ------
                                                    905
                                                 ------
Total Foreign Stocks
   (Cost $9,864,107)                             10,337
                                                 ------

REPURCHASE AGREEMENTS--2.8%
   Swiss Bank Securities 5.85%,
     dated 12/29/95, matures
     1/2/96, repurchase price
     $294,191 (collateralized by
     U.S. Treasury Note, par
     value $180,000, 14%, due
     11/15/11, market value
     $301,171)                         294          294
                                                 ------
Total Repurchase Agreements
   (Cost $294,000)                                  294
                                                 ------
Total Investments--100.3%
   (Cost $10,158,107)                            10,631
                                                 ------
OTHER ASSETS AND LIABILITIES-- (0.3%)               (20)
                                                 ------


----------------------------------------------------------
                                                 Market
Description                                    Value (000)
----------------------------------------------------------
NET ASSETS:
   Portfolio shares of Class A (unlimited
     authorization--no par value) based on
     930,244 outstanding shares of beneficial
     interest                                   $ 9,491
   Portfolio shares of Class B
     unlimited authorization--no
     par value) based on 57,822
     outstanding  shares of beneficial
     interest                                       590
   Undistributed net investment income               12
   Accumulated net realized loss
     on foreign currency transactions               (16)
   Accumulated net realized gain
     on investments                                  61
   Net unrealized appreciation
     on investments                                 473
                                                -------
Total Net Assets--100.0%                        $10,611
                                                =======
Net Asset Value, Offering Price and
   Redemption Price Per
   Share--Class A                               $ 10.74
                                                =======
Net Asset Value and Redemption
   Price Per Share--Class B                     $ 10.73
                                                =======

Maximum Public Offering Price Per
   Share--Class B ($10.73 / 96%)                $ 11.18
                                                =======

* Non-income producing security
ADR -- American Depository Receipts
ADS -- American Depository Shares

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                      ------------- ----------  ----------  -------------
                                      U.S. TREASURY   PRIME                 U.S. TREASURY
                                        SECURITIES  OBLIGATION  TAX-EXEMPT    SECURITIES
                                          MONEY       MONEY       MONEY       PLUS MONEY
                                          MARKET      MARKET      MARKET        MARKET
                                           FUND        FUND        FUND          FUND
                                      ------------- ----------  ----------  -------------
INTEREST INCOME:                         $ 22,136    $ 13,294    $  2,274    $  3,308
                                         --------    --------    --------    --------
EXPENSES:
   Administration fee                         795         450         112         199
   Investment advisory fee                  1,391         787         198          85
   Less investment advisory fee waived        (11)        (11)        (28)        (41)
   Custodian fee                               99          56          15          14
   Transfer agent fee                         143          65          36          34
   Professional fees                           93          37          11           8
   Registration fees                           19          50          12          (8)
   Distribution fees (1)                        4          11          11          17
   Printing expense                            38          16           4           3
   Amortization of deferred
      organizational costs                      4           4           3           2
   Insurance and other expenses                11           8           4        --
                                         --------    --------    --------    --------
   Total expenses                           2,586       1,473         378         313
                                         --------    --------    --------    --------
NET INVESTMENT INCOME                      19,550      11,821       1,896       2,995
                                         --------    --------    --------    --------
Net realized gain (loss)
   on investments                             110          44          (5)          4
                                         --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       $ 19,660    $ 11,865    $  1,891    $  2,999
                                         ========    ========    ========    ========

(1) All distribution fees are incurred at the Class B level except for U.S. Treasury
    Securities Plus Money Market Fund.
Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                        ---------- ---------- ----------- -------------
                                                                          INTERMEDIATE-
                                                              NEW JERSEY      TERM
                                        SHORT-TERM   FIXED    MUNICIPAL    GOVERNMENT
                                        INVESTMENT   INCOME   SECURITIES   SECURITIES
                                           FUND       FUND       FUND          FUND
                                        ---------- ---------- ----------- -------------
INVESTMENT INCOME:
   Dividend income                           --          --          --          --
   Interest income                       $  1,997    $  7,357    $  2,288    $  1,944
   Less: Foreign taxes withheld              --          --          --          --
                                         --------    --------    --------    --------
   Total income                             1,997       7,357       2,288       1,944
                                         --------    --------    --------    --------
EXPENSES:
   Administration fee                          63         222          90          63
   Less administration fee waived            --          --           (34)       --
   Investment advisory fee                    189         666         283         190
   Less investment advisory fee waived        (53)       (117)       (214)        (78)
   Custodian fee                                8          28          11           9
   Transfer agent fee                          30          49          30          35
   Professional fees                            6          19           9          19
   Registration fees                            1        --             3        --
   Distribution fees (1)                        3          14          58           7
   Printing expense                             2           7           5           5
   Amortization of deferred
      organizational costs                      4           3           3           4
   Insurance and other expenses                 3          11           8           7
                                         --------    --------    --------    --------
   Total expenses                             256         902         252         261
                                         --------    --------    --------    --------
NET INVESTMENT INCOME                       1,741       6,455       2,036       1,683
                                         --------    --------    --------    --------
Net realized gain (loss)
   on investments                              43        (191)        (59)       (624)
                                         --------    --------    --------    --------
Net realized loss on foreign currency
   transactions and foreign currency
   contracts                                 --          --          --          --
Net change in unrealized depreciation
   on foreign currency and translation
   of other assets and liabilities
   denominated in foreign currency           --          --          --          --
Net unrealized appreciation
   of investment securities                   134      11,725       3,802       3,243
                                         --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                       $  1,918    $ 17,989    $  5,779    $  4,302
                                         ========    ========    ========    ========

                                         ------------ ----------  --------    --------    --------    --------  -------------
                                         PENNSYLVANIA
                                           MUNICIPAL               EQUITY      EQUITY      MID CAP    BALANCED  INTERNATIONAL
                                          SECURITIES     GNMA       VALUE      INCOME       VALUE      GROWTH       GROWTH
                                              FUND       FUND       FUND        FUND        FUND        FUND       FUND (2)
                                         ------------ ----------  --------    --------    --------    --------  -------------
INVESTMENT INCOME:
   Dividend income                            --          --      $  1,947    $  1,512    $    770    $    469    $     55
   Interest income                        $    160    $    660         265          50         120       1,296          44
   Less: Foreign taxes withheld               --          --          --          --          --          --            (6)
                                          --------    --------    --------    --------    --------    --------    --------
   Total income                                160         660       2,212       1,562         890       1,765          93
                                          --------    --------    --------    --------    --------    --------    --------
EXPENSES:
   Administration fee                            5          19         153          92          86          75           8
   Less administration fee waived               (5)       --          --          --          --          --          --
   Investment advisory fee                      19          56         575         344         321         282          41
   Less investment advisory fee waived         (19)        (31)       (208)       (136)       (130)       (115)        (25)
   Custodian fee                                 1           3          19          11          10           9           7
   Transfer agent fee                           24          26          40          34          34          32          13
   Professional fees                             1           1          13           9           8           7           2
   Registration fees                          --            (1)          4           2           3           1           3
   Distribution fees (1)                         1           4          12          18          13          19        --
   Printing expense                           --          --             5           3           3           3           3
   Amortization of deferred
      organizational costs                    --             1           4           4           3           3           2
   Insurance and other expenses               --             1           9           3           4           3           7
                                          --------    --------    --------    --------    --------    --------    --------
   Total expenses                               27          79         626         384         355         319          61
                                          --------    --------    --------    --------    --------    --------    --------
NET INVESTMENT INCOME                          133         581       1,586       1,178         535       1,446          32
                                          --------    --------    --------    --------    --------    --------    --------
Net realized gain (loss)
   on investments                               16           1       6,540       2,837         764       1,009          81
                                          --------    --------    --------    --------    --------    --------    --------
Net realized loss on foreign currency
   transactions and foreign currency
   contracts                                  --          --          --          --          --          --           (16)
Net change in unrealized depreciation
   on foreign currency and translation
   of other assets and liabilities
   denominated in foreign currency            --                      --          --          --          --          --
Net unrealized appreciation
   of investment securities                    205       1,054      15,433       9,914       6,078       6,664         473
                                          --------    --------    --------    --------    --------    --------    --------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                        $    354    $  1,636    $ 23,559    $ 13,929    $  7,377    $  9,119    $    570
                                          ========    ========    ========    ========    ========    ========    ========

(1) All distribution fees are incurred at the Class B level.
(2) The International Growth Fund commenced operations on May 1, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                           ---------------------   -------------------
                                               U.S. TREASURY        PRIME OBLIGATION
                                             SECURITIES MONEY         MONEY MARKET
                                                MARKET FUND               FUND
                                           ---------------------   -------------------
                                              1995        1994       1995       1994
                                           ----------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income                   $   19,550   $ 14,428   $ 11,821    $ 5,065
   Net realized gain (loss) on
     securities sold                              110         17         44        (18)
                                           ----------   --------   --------   --------
   Net increase in net assets resulting
     from operations                           19,660     14,445     11,865      5,047
                                           ----------   --------   --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                  (19,473)   (14,405)   (11,601)    (5,007)
     Class B                                      (77)       (23)      (220)       (58)
   Realized capital gains:
     Class A                                       --         --         --         --
     Class B                                       --         --         --         --
                                           ----------   --------   --------   --------
       Total distributions                    (19,550)   (14,428)   (11,821)    (5,065)
                                           ----------   --------   --------   --------
SHARE TRANSACTIONS (ALL AT $1.00
  PER SHARE):
   Class A:
     Shares issued                          1,066,121  1,026,987    610,748    427,745
     Shares issued in lieu of cash
       distributions                                1          1        --         --
     Shares redeemed                       (1,067,826)  (982,827)  (508,503)  (400,130)
                                           ----------   --------   --------   --------
       Net Class A share transactions          (1,704)    44,161    102,245     27,615
                                           ----------   --------   --------   --------
   Class B:
     Shares issued                              6,412      1,996      9,612      5,071
     Shares issued in lieu of cash
       distributions                               65         22        199         44
     Shares redeemed                           (3,578)    (2,219)    (6,167)    (2,210)
                                           ----------   --------   --------   --------
       Net Class B share transactions           2,899       (201)     3,644      2,905
                                           ----------   --------   --------   --------
   Increase/decrease in net assets from
     share transactions                         1,195     43,960    105,889     30,520
                                           ----------   --------   --------   --------
   Total increase/decrease in net assets        1,305     43,977    105,933     30,502
                                           ----------   --------   --------   --------
NET ASSETS:
   Beginning of period                        465,758    421,781    160,659    130,157
                                           ----------   --------   --------   --------
NET ASSETS:
   End of period                           $  467,063   $465,758   $266,592   $160,659
                                           ==========   ========   ========   ========

44

                                           -------------------  -----------------
                                               TAX-EXEMPT        U.S.TREASURY
                                              MONEY MARKET      SECURITIES PLUS
                                                  FUND         MONEY MARKET FUND
                                           -------------------  -----------------
                                              1995     1994       1995     1994
                                           --------   --------   -------  -------
INVESTMENT ACTIVITIES:
   Net investment income                    $ 1,896     $  911   $ 2,995  $  2,175
   Net realized gain (loss) on
     securities sold                             (5)         2         4       (19)
                                           --------   --------   -------   -------
   Net increase in net assets resulting
     from operations                          1,891        913     2,999     2,156
                                           --------   --------   -------   -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                 (1,764)      (848)   (2,995)   (2,175)
     Class B                                   (132)       (62)       --        --
   Realized capital gains:
     Class A                                     --         --        --        --
     Class B                                     --         --        --        --
                                           --------   --------   -------   -------
       Total distributions                   (1,896)      (910)   (2,995)   (2,175)
                                           --------   --------   -------   -------
SHARE TRANSACTIONS (ALL AT $1.00
  PER SHARE):
   Class A:
     Shares issued                          140,400     97,150   418,839   458,343
     Shares issued in lieu of cash
       distributions                             --         --     2,350     1,592
     Shares redeemed                       (114,513)   (92,401) (402,797) (502,893)
                                           --------   --------   -------   -------
       Net Class A share transactions        25,887      4,749    18,392   (42,958)
                                           --------   --------   -------   -------
   Class B:
     Shares issued                            7,924      4,033        --        --
     Shares issued in lieu of cash
       distributions                            112         53        --        --
     Shares redeemed                         (5,587)    (5,163)       --        --
                                           --------   --------   -------   -------
       Net Class B share transactions         2,449     (1,077)       --        --
                                           --------   --------   -------   -------
   Increase/decrease in net assets from
     share transactions                      28,336      3,672    18,392   (42,958)
                                           --------   --------   -------   -------
   Total increase/decrease in net assets     28,331      3,675    18,396   (42,977)
                                           --------   --------   -------   -------
NET ASSETS:
   Beginning of period                       40,535     36,860    46,301    89,278
                                           --------   --------   -------   -------
NET ASSETS:
   End of period                           $ 68,866   $ 40,535   $64,697   $46,301
                                           ========   ========   =======   =======

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
===============================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                                ----------------------    ----------------------
                                                     SHORT-TERM                  FIXED
                                                     INVESTMENT                  INCOME
                                                        FUND                      FUND
                                                ----------------------    ----------------------
                                                  1995         1994          1995         1994
                                                ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net investment income                        $   1,741    $   1,073    $   6,455    $   6,534
   Net realized gain (loss) on
     securities sold                                   43          (75)        (191)          29
   Net unrealized appreciation (depreciation)
     of investment securities                         134          (53)      11,725      (13,385)
                                                ---------    ---------    ---------    ---------
   Net increase in net assets resulting
     from operations                                1,918          945       17,989       (6,822)
                                                ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                       (1,676)      (1,057)      (6,151)      (6,173)
     Class B                                          (64)         (17)        (305)        (360)
   Realized capital gains:
     Class A                                         --            (13)        --           (597)
     Class B                                         --           --           --            (36)
                                                ---------    ---------    ---------    ---------
       Total distributions                         (1,740)      (1,087)      (6,456)      (7,166)
                                                ---------    ---------    ---------    ---------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                                 10,526        6,290       14,073        8,529
     Shares issued in lieu of cash
       distributions                                1,642        1,054        5,297        6,469
     Shares redeemed                              (10,885)      (9,352)     (13,377)     (19,157)
                                                ---------    ---------    ---------    ---------
       Net Class A share transactions               1,283       (2,008)       5,993       (4,159)
                                                ---------    ---------    ---------    ---------
   Class B:
     Shares issued                                  1,553          672        1,524        1,823
     Shares issued in lieu of cash
       distributions                                   58           17          197          294
     Shares redeemed                                 (343)        (125)      (1,977)      (2,298)
                                                ---------    ---------    ---------    ---------
       Net Class B share transactions               1,268          564         (256)        (181)
                                                ---------    ---------    ---------    ---------
   Increase (decrease) in net assets
      from share transactions                       2,551       (1,444)       5,737       (4,340)
                                                ---------    ---------    ---------    ---------
   Total increase (decrease) in net
     assets                                         2,729       (1,586)      17,270      (18,328)
                                                ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of period                             29,956       31,542      102,083      120,411
                                                ---------    ---------    ---------    ---------
NET ASSETS:
   End of period                                $  32,685    $  29,956    $ 119,353    $ 102,083
                                                =========    =========    =========    =========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                         1,050          631        1,399          848
     Issued in lieu of cash distributions             164          105          526          656
     Redeemed                                      (1,086)        (938)      (1,336)      (1,935)
                                                ---------    ---------    ---------    ---------
       Net Class A share transactions                 128         (202)         589         (431)
                                                ---------    ---------    ---------    ---------
   Class B shares:
     Issued                                           154           67          149          178
     Issued in lieu of cash distributions               6            2           20           30
     Redeemed                                         (34)         (12)        (197)        (233)
                                                ---------    ---------    ---------    ---------
       Net Class B shares                             126           57          (28)         (25)
                                                ---------    ---------    ---------    ---------
       Net increase (decrease) in shares              254         (145)         561         (456)
                                                =========    =========    =========    =========

                                       ---------------------   ----------------------  ---------------------- --------------------
                                            NEW JERSEY              INTERMEDIATE-           PENNSYLVANIA
                                             MUNICIPAL             TERM GOVERNMENT            MUNICIPAL               GNMA
                                          SECURITIES FUND          SECURITIES FUND         SECURITIES FUND            FUND
                                       ---------------------   ----------------------  ---------------------- --------------------
                                          1995        1994        1995        1994        1995        1994       1995       1994
                                       ---------   ---------   ----------  ----------  ----------  ---------- ---------  ---------
INVESTMENT ACTIVITIES:
   Net investment income               $   2,036   $   2,248   $   1,683   $   1,791   $     133   $     112  $     581  $     708
   Net realized gain (loss) on
     securities sold                         (59)       (245)       (624)       (571)         16         (26)         1       (654)
   Net unrealized appreciation
     (depreciation) of investment
     securities                            3,802      (4,315)      3,243      (3,187)        205        (169)     1,054       (812)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Net increase in net assets
     resulting from operations             5,779      (2,312)      4,302      (1,967)        354         (83)     1,636       (758)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                              (1,069)     (1,174)     (1,545)     (1,618)       (123)       (100)      (472)      (575)
     Class B                                (965)     (1,077)       (139)       (172)        (10)        (12)      (105)      (137)
   Realized capital gains:
     Class A                                --          --          --           (17)       --          --         --          (12)
     Class B                                --          --          --            (2)       --          --         --           (3)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Total distributions                (2,034)     (2,251)     (1,684)     (1,809)       (133)       (112)      (577)      (727)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                        10,887       9,207      11,820       9,375         651         299      2,519      3,392
     Shares issued in lieu of cash
       distributions                         881         950       1,271       1,467        --          --          325        401
     Shares redeemed                      (5,551)    (14,894)    (12,889)    (15,297)       (242)       (314)    (1,935)    (6,518)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class A share transactions      6,217      (4,737)        202      (4,455)        409         (15)       909     (2,725)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Class B:
     Shares issued                         7,955       9,781       1,667       1,162          59         140        193        737
     Shares issued in lieu of cash
       distributions                         783         871         112         137           8          11         68         81
     Shares redeemed                      (5,838)     (9,845)       (706)     (3,397)       (153)        (82)      (554)    (1,305)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class B share transactions      2,900         807       1,073      (2,098)        (86)         69       (293)      (487)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Increase (decrease) in net assets
      from share transactions              9,117      (3,930)      1,275      (6,553)        323          54        616     (3,212)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Total increase (decrease) in net
     assets                               12,862      (8,493)      3,893     (10,329)        544        (141)     1,675     (4,697)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
NET ASSETS:
   Beginning of period                    41,172      49,665      28,649      38,978       3,070       3,211      8,836     13,533
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
NET ASSETS:
   End of period                       $  54,034   $  41,172   $  32,542   $  28,649   $   3,614   $   3,070  $  10,511  $   8,836
                                       =========   =========   =========   =========   =========   =========  =========  =========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                1,033         879       1,176         924          65          30        262        352
     Issued in lieu of cash
       distributions                          84          92         126         148        --          --           34         43
     Redeemed                               (528)     (1,453)     (1,280)     (1,547)        (24)        (31)      (205)      (712)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class A share
         transactions                        589        (482)         22        (475)         41          (1)        91       (317)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
   Class B shares:
     Issued                                  754         934         164         117           6          14         19         77
     Issued in lieu of cash
       distributions                          75          85          11          14           1           1          7          9
     Redeemed                               (559)       (967)        (71)       (347)        (16)         (8)       (59)      (144)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net Class B shares                    270          52         104        (216)         (9)          7        (33)       (58)
                                       ---------   ---------   ---------   ---------   ---------   ---------  ---------  ---------
       Net increase (decrease)
         in shares                           859        (430)        126        (691)         32           6         58       (375)
                                       =========   =========   =========   =========   =========   =========  =========  =========

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS (000)
================================================================================

The Pillar Funds -- For the year ended December 31, 1995

                                            -------------------     --------------------
                                                   EQUITY                 EQUITY
                                                   VALUE                  INCOME
                                                   FUND                   FUND
                                            --------------------    --------------------
                                              1995        1994        1995        1994
                                            --------    --------    --------    --------
INVESTMENT ACTIVITIES:
   Net investment income                    $  1,586    $  1,346    $  1,178    $  1,243
   Net realized gain (loss) on
     securities sold                           6,540        (483)      2,837         499
   Net realized loss on foreign
     currency transactions                      --          --          --          --
   Net unrealized depreciation on
     foreign currency and translation
     of other assets and liabilities
     in foreign currency                        --          --          --          --
   Net unrealized depreciation of
     investment securities                    15,433      (5,037)      9,914      (3,625)
                                            --------    --------    --------    --------
   Net increase (decrease) in net assets
     resulting from operations                23,559      (4,174)     13,929      (1,883)
                                            --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                  (1,491)     (1,293)     (1,011)     (1,081)
     Class B                                     (95)        (53)       (174)       (154)
   Realized capital gains:
     Class A                                  (5,108)       (491)     (1,576)       (346)
     Class B                                    (471)        (24)       (336)        (56)
                                            --------    --------    --------    --------
       Total distributions                    (7,165)     (1,861)     (3,097)     (1,637)
                                            --------    --------    --------    --------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                            11,043      11,046       4,217       3,972
     Shares issued in lieu of cash
       distributions                           6,427       1,758       2,481       1,372
     Shares redeemed                         (11,758)    (13,006)     (6,188)     (6,021)
                                            --------    --------    --------    --------
       Net Class A share transactions          5,712        (202)        510        (677)
                                            --------    --------    --------    --------
   Class B:
     Shares issued                             3,923       1,040       3,547       2,601
     Shares issued in lieu of cash
       distributions                             489          58         497         204
     Shares redeemed                            (635)       (547)     (1,743)     (1,095)
                                            --------    --------    --------    --------
       Net Class B share transactions          3,777         551       2,301       1,710
                                            --------    --------    --------    --------
   Increase (decrease) in net assets
     from share transactions                   9,489         349       2,811       1,033
                                            --------    --------    --------    --------
   Total increase (decrease) in
     net assets                               25,883      (5,686)     13,643      (2,487)
                                            --------    --------    --------    --------
NET ASSETS:
   Beginning of period                        64,438      70,124      40,171      42,658
                                            --------    --------    --------    --------
NET ASSETS:
   End of period                            $ 90,321    $ 64,438    $ 53,814    $ 40,171
                                            ========    ========    ========    ========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                      912       1,019         355         367
     Issued in lieu of cash distributions        508         171         197         131
     Redeemed                                   (993)     (1,235)       (533)       (559)
                                            --------    --------    --------    --------
       Net Class A share transactions            427         (45)         19         (61)
                                            --------    --------    --------    --------
   Class B shares:
     Issued                                      313          96         289         238
     Issued in lieu of cash distributions         38           6          39          19
     Redeemed                                    (52)        (52)       (144)       (102)
                                            --------    --------    --------    --------
       Net Class B shares                        299          50         184         155
                                            --------    --------    --------    --------
       Net increase (decrease) in shares         726           5         203          94
                                            ========    ========    ========    ========

                                            --------------------     -------------------   --------------
                                                   MID CAP                BALANCED          INTERNATIONAL
                                                    VALUE                  GROWTH              GROWTH
                                                    FUND                    FUND               FUND (1)
                                            --------------------    --------------------    -------------
                                              1995       1994        1995       1994            1995
                                            --------    --------    --------    --------      --------
INVESTMENT ACTIVITIES:
   Net investment income                    $    535    $    415    $  1,446    $  1,265      $     32
   Net realized gain (loss) on
     securities sold                             764       1,116       1,009        (334)           81
   Net realized loss on foreign
     currency transactions                      --          --          --          --             (16)
   Net unrealized depreciation on
     foreign currency and translation
     of other assets and liabilities
     in foreign currency                        --          --          --          --            --
   Net unrealized depreciation of
     investment securities                     6,078      (5,588)      6,664      (2,694)          473
                                            --------    --------    --------    --------      --------
   Net increase (decrease) in net assets
     resulting from operations                 7,377      (4,057)      9,119      (1,763)          570
                                            --------    --------    --------    --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
     Class A                                    (484)       (375)     (1,174)     (1,004)          (19)
     Class B                                     (55)        (36)       (275)       (259)           (1)
   Realized capital gains:
     Class A                                    (740)       (670)       (358)       --             (19)
     Class B                                    (101)        (90)        (92)       --              (1)
                                            --------    --------    --------    --------      --------
       Total distributions                    (1,380)     (1,171)     (1,899)     (1,263)          (40)
                                            --------    --------    --------    --------      --------
SHARE TRANSACTIONS:
   Class A:
     Shares issued                             5,976       6,073       3,566       6,221         9,881
     Shares issued in lieu of cash
       distributions                           1,187       1,028       1,457         964            21
     Shares redeemed                          (3,497)     (4,646)     (5,599)     (3,625)         (411)
                                            --------    --------    --------    --------      --------
       Net Class A share transactions          3,666       2,455        (576)      3,560         9,491
                                            --------    --------    --------    --------      --------
   Class B:
     Shares issued                             1,272       3,278       1,472       1,511           604
     Shares issued in lieu of cash
       distributions                             154         125         357         252             2
     Shares redeemed                          (1,076)       (983)     (1,534)     (2,473)          (16)
                                            --------    --------    --------    --------      --------
       Net Class B share transactions            350       2,420         295        (710)          590
                                            --------    --------    --------    --------      --------
   Increase (decrease) in net assets
     from share transactions                   4,016       4,875        (281)      2,850        10,081
                                            --------    --------    --------    --------      --------
   Total increase (decrease) in
     net assets                               10,013        (353)      6,939        (176)       10,611
                                            --------    --------    --------    --------      --------
NET ASSETS:
   Beginning of period                        38,015      38,368      33,658      33,834          --
                                            --------    --------    --------    --------      --------
NET ASSETS:
   End of period                            $ 48,028    $ 38,015    $ 40,597    $ 33,658      $ 10,611
                                            ========    ========    ========    ========      ========

SHARES ISSUED AND REDEEMED:
   Class A shares:
     Issued                                      491         505         315         591           969
     Issued in lieu of cash distributions         96          95         126          95             2
     Redeemed                                   (296)       (406)       (491)       (354)          (41)
                                            --------    --------    --------    --------      --------
       Net Class A share transactions            291         194         (50)        332           930
                                            --------    --------    --------    --------      --------
   Class B shares:
     Issued                                      106         275         132         143            59
     Issued in lieu of cash distributions         12          12          31          25          --
     Redeemed                                    (89)        (86)       (141)       (242)           (1)
                                            --------    --------    --------    --------      --------
       Net Class B shares                         29         201          22         (74)           58
                                            --------    --------    --------    --------      --------
       Net increase (decrease) in shares         320         395         (28)        258           988
                                            ========    ========    ========    ========      ========

(1) The International Growth Fund commenced operations on May 1, 1995. The information presented is for the period ended December 31, 1995.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
===============================================================================

The Pillar Funds
For a Share Outstanding Throughout the Year

                                                                                                   Ratio of    Ratio of
                                                                                                   Expenses   Net Income
           Net Asset           Distributions                               Ratio of    Ratio of   to Average  to Average
             Value       Net     from Net   Net Asset         Net Assets   Expenses   Net Income  Net Assets  Net Assets
           Beginning Investment Investment  Value End   Total   End of     to Average to Average  (Excluding  (Excluding
           of Period   Income     Income    of Period  Return Period (000) Net Assets Net Assets   Waivers)    Waivers)
---------------------------------------------------------------------------------------------------------------------------
------------------------
U.S. TREASURY SECURITIES
------------------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.05%   $463,531      0.65%      4.92%        0.65%      4.92%
  1994       1.00       0.03      (0.03)      1.00     3.44     465,125      0.62       3.39         0.62       3.39
  1993       1.00       0.02      (0.02)      1.00     2.46     420,947      0.64       2.42         0.64       2.42
  1992(1)    1.00       0.02      (0.02)      1.00     2.81*    387,960      0.65       2.67         0.70       2.62
  CLASS B
  1995      $1.00      $0.05     $(0.05)     $1.00     4.80%    $ 3,532      0.90%      4.66%        0.90%      4.66%
  1994       1.00       0.03      (0.03)      1.00     3.17         633      0.87       3.07         0.87       3.07
  1993       1.00       0.02      (0.02)      1.00     2.21         834      0.89       2.17         0.89       2.17
  1992(1)    1.00       0.02      (0.02)      1.00     2.56*        436      0.90       2.27         0.95       2.22

----------------
PRIME OBLIGATION
----------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.40%   $259,667      0.65%      5.26%        0.66%      5.25%
  1994       1.00       0.04      (0.04)      1.00     3.67     157,378      0.62       3.68         0.62       3.68
  1993       1.00       0.03      (0.03)      1.00     2.65     129,780      0.64       2.63         0.64       2.63
  1992(1)    1.00       0.02      (0.02)      1.00     2.85*    124,811      0.65       2.63         0.77       2.51
  CLASS B
  1995      $1.00      $0.05     $(0.05)     $1.00     5.14%    $ 6,925      0.90%      5.01%        0.91%      5.00%
  1994       1.00       0.03      (0.03)      1.00     3.40       3,281      0.87       3.89         0.87       3.89
  1993       1.00       0.02      (0.02)      1.00     2.40         377      0.89       2.38         0.89       2.38
  1992(1)    1.00       0.02      (0.02)      1.00     2.60*        243      0.89       2.43         1.01       2.31

----------
TAX-EXEMPT
----------
  CLASS A
  1995      $1.00      $0.03     $(0.03)     $1.00     3.42%   $ 63,628      0.65%      3.37%        0.72%      3.30%
  1994       1.00       0.02      (0.02)      1.00     2.27      37,745      0.65       2.27         0.68       2.24
  1993       1.00       0.02      (0.02)      1.00     1.99      32,994      0.65       1.97         0.69       1.93
  1992(2)    1.00       0.02      (0.02)      1.00     2.42*     22,963      0.65       2.39         0.79       2.25
  CLASS B
  1995      $1.00      $0.03     $(0.03)     $1.00     3.17%    $ 5,238      0.90%      3.14%        0.96%      3.08%
  1994       1.00       0.02      (0.02)      1.00     2.02       2,790      0.90       1.97         0.92       1.95
  1993       1.00       0.02      (0.02)      1.00     1.74       3,866      0.90       1.72         0.94       1.68
  1992(2)    1.00       0.02      (0.02)      1.00     2.17*      2,273      0.90       2.07         1.04       1.93

-----------------------------
U.S. TREASURY SECURITIES PLUS
-----------------------------
  CLASS A
  1995      $1.00      $0.05     $(0.05)     $1.00     5.40%   $ 64,697      0.55%      5.26%        0.62%      5.19%
  1994       1.00       0.04      (0.04)      1.00     3.60      46,301      0.55       3.42         0.63       3.34
  1993(3)    1.00       0.02      (0.02)      1.00     2.66*     89,278      0.55       2.62         0.68       2.49

*   Annualized
(1) The U.S. Treasury Securities Money Market and the Prime Obligations Money Market Funds commenced operations on April 1, 1992.
    Ratios for this period have been annualized.
(2) The Tax-Exempt Money Market Fund commenced operations on April 6, 1992. Ratios for this period have been annualized.
(3) The U.S. Treasury Securities Plus Money Market Fund commenced operations on May 3, 1993. Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

================================================================================

For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
------------------------------------------------------------------------------------------------------------------------------
---------------------
SHORT-TERM INVESTMENT
---------------------
  CLASS A
  1995     $ 9.97    $0.55      $0.05       $(0.55)       --         $10.02       6.19%    $ 30,642     0.80%       5.52%
  1994      10.01     0.35      (0.04)       (0.35)       --           9.97       3.21       29,187     0.80        3.51
  1993      10.01     0.29        --         (0.29)       --          10.01       2.96       31,337     0.80        2.94
  1992(1)   10.00     0.27       0.03        (0.27)      $(0.02)      10.01       3.47*      30,998     0.80        3.50
  CLASS B
  1995     $ 9.98    $0.53      $0.07       $(0.53)       --         $10.05       6.13%     $ 2,043     1.05%       5.27%
  1994      10.03     0.33      (0.05)       (0.33)       --           9.98       2.85          769     1.05        3.50
  1993      10.01     0.28       0.01        (0.27)       --          10.03       2.90          205     1.05        2.09
  1992(1)   10.00     0.25       0.03        (0.25)      $(0.02)      10.01       3.23*         193     1.05        3.14
------------
FIXED INCOME
------------
  CLASS A
  1995     $ 9.44    $0.59      $1.05       $(0.59)       --         $10.49      17.76%    $113,509     0.80%       5.83%
  1994      10.68     0.59      (1.18)       (0.59)      $(0.06)       9.44      (5.66)      96,558     0.80        5.91
  1993      10.38     0.61       0.52        (0.61)       (0.22)      10.68      11.05      113,892     0.80        5.59
  1992(1)   10.00     0.49       0.44        (0.49)       (0.06)      10.38      11.60*      89,701     0.80        6.24
  CLASS B
  1995     $ 9.44    $0.56      $1.04       $(0.56)       --         $10.48      17.36%     $ 5,844     1.05%       5.58%
  1994      10.68     0.56      (1.18)       (0.56)      $(0.06)       9.44      (5.90)       5,525     1.05        5.65
  1993      10.38     0.58       0.52        (0.58)       (0.22)      10.68      10.76        6,519     1.05        5.24
  1992(1)   10.00     0.47       0.44        (0.47)       (0.06)      10.38      11.39*       1,214     1.05        5.93
--------------------
NEW JERSEY MUNICIPAL
--------------------
  CLASS A
  1995     $ 9.93    $0.47      $0.86       $(0.47)       --         $10.79      13.57%    $ 28,080     0.41%       4.43%
  1994      10.85     0.48      (0.92)       (0.48)       --           9.93      (4.12)      19,977     0.27        4.65
  1993      10.29     0.50       0.56        (0.50)       --          10.85      10.48       27,064     0.20        4.57
  1992(2)   10.00     0.30       0.29        (0.30)       --          10.29       9.01*       9,395     0.46        4.56
  CLASS B
  1995     $ 9.93    $0.44      $0.86       $(0.44)       --         $10.79      13.30%    $ 25,954     0.66%       4.18%
  1994      10.85     0.45      (0.92)       (0.45)       --           9.93      (4.35)      21,195     0.52        4.40
  1993      10.29     0.46       0.56        (0.46)       --          10.85      10.09       22,061     0.45        4.34
  1992(2)   10.00     0.29       0.29        (0.29)       --          10.29       8.29*       5,424     0.62        4.44
----------------------------
INTERMEDIATE-TERM GOVERNMENT
----------------------------
  CLASS A
  1995     $ 9.51    $0.54      $0.86       $(0.54)       --         $10.37      15.00%    $ 28,877     0.80%       5.33%
  1994      10.53     0.51      (1.01)       (0.51)      $(0.01)       9.51      (4.85)      26,277     0.80        5.13
  1993      10.23     0.52       0.32        (0.52)       (0.02)      10.53       8.32       34,075     0.80        4.87
  1992(1)   10.00     0.41       0.24        (0.41)       (0.01)      10.23       7.95*      16,327     0.80        5.30
  CLASS B
  1995     $ 9.51    $0.51      $0.86       $(0.51)       --         $10.37      14.71%     $ 3,665     1.05%       5.08%
  1994      10.53     0.49      (1.01)       (0.49)      $(0.01)       9.51      (5.09)       2,372     1.05        4.83
  1993      10.24     0.49       0.31        (0.49)       (0.02)      10.53       7.94        4,903     1.05        4.59
  1992(1)   10.00     0.39       0.25        (0.39)       (0.01)      10.24       7.86*       2,190     1.05        5.00

        Ratio of   Ratio of Net
        Expenses       Income
        to Average  to Average
        Net Assets  Net Assets   Portfolio
        (Excluding  (Excluding    Turnover
          Waivers)    Waivers)      Rate
-------------------------------------------

---------------------
SHORT-TERM INVESTMENT
---------------------
  CLASS A
  1995     0.97%       5.35%       64.85%
  1994     0.94        3.37        68.39
  1993     0.95        2.79        81.92
  1992(1)  1.01        3.29        68.15
  CLASS B
  1995     1.22%       5.10%       64.85%
  1994     1.20        3.35        68.39
  1993     1.13        2.01        81.92
  1992(1)  1.26        2.93        68.15
------------
FIXED INCOME
------------
  CLASS A
  1995     0.91%       5.72%       35.49%
  1994     0.90        5.81        15.24
  1993     0.91        5.48        49.49
  1992(1)  0.94        6.10        23.86
  CLASS B
  1995     1.16%       5.47%       35.49%
  1994     1.15        5.55        15.24
  1993     1.13        5.16        49.49
  1992(1)  1.20        5.78        23.86
--------------------
NEW JERSEY MUNICIPAL
--------------------
  CLASS A
  1995     0.93%       3.91%        2.83%
  1994     0.93        3.99        16.81
  1993     1.00        3.77        23.83
  1992(2)  1.22        3.80        02.23
  CLASS B
  1995     1.18%       3.66%        2.83%
  1994     1.18        3.74        16.81
  1993     1.23        3.54        23.83
  1992(2)  1.39        3.67        02.23
----------------------------
INTERMEDIATE-TERM GOVERNMENT
----------------------------
  CLASS A
  1995     1.05%       5.08%       68.29%
  1994     0.95        4.98        40.27
  1993     1.00        4.67        31.69
  1992(1)  1.11        4.99        12.38
  CLASS B
  1995     1.30%       4.83%       68.29%
  1994     1.20        4.68        40.27
  1993     1.23        4.41        31.69
  1992(1)  1.36        4.69        12.38

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Short-Term Investment, Fixed Income and the Intermediate-Term Government
         Securities Fund`s commenced operations on April 1, 1992. Ratios for this period have been annualized.
(2)      The New Jersey Municipal Securities Fund commenced operations on May 4, 1992.
         Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS
================================================================================

The Pillar Funds
For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
-----------------------------------------------------------------------------------------------------------------------------
----------------------
PENNSYLVANIA MUNICIPAL
----------------------
  CLASS A
  1995     $ 9.55    $0.40      $0.68       $(0.40)       --         $10.23      11.53%     $ 3,345      0.80%       4.05%
  1994      10.17     0.36      (0.62)       (0.36)       --           9.55      (2.58)       2,734      0.80        3.67
  1993(1)   10.00     0.23       0.17        (0.23)       --          10.17       6.01        2,922      0.80        3.35
  CLASS B
  1995     $ 9.55    $0.38      $0.67       $(0.38)       --         $10.22      11.15%      $  269      1.05%       3.80%
  1994      10.17     0.33      (0.62)       (0.33)       --           9.55      (2.83)         336      1.05        3.42
  1993(2)    9.98     0.20       0.19        (0.20)       --          10.17       6.28*         289      1.05        3.24
----
GNMA
----
  CLASS A
  1995     $ 8.85    $0.60      $1.09       $(0.60)       --         $ 9.94      19.52%     $ 8,750      0.80%       6.29%
  1994       9.85     0.54      (1.00)       (0.53)      $(0.01)       8.85      (4.71)       6,983      0.80        5.72
  1993(3)   10.00     0.34      (0.15)       (0.34)       --           9.85       2.80*      10,900      0.80        4.48
  CLASS B
  1995     $ 8.84    $0.58      $1.08       $(0.57)       --         $ 9.93      19.24%     $ 1,761      1.05%       6.05%
  1994       9.85     0.50      (1.00)       (0.50)       (0.01)       8.84      (5.05)       1,853      1.05        5.47
  1993(1)   10.01     0.31      (0.16)       (0.31)       --           9.85       2.31*       2,633      1.05        4.70
------------
EQUITY VALUE
------------
  CLASS A
  1995     $10.19    $0.25      $3.46       $(0.25)      $(0.84)     $12.81      36.71%     $82,677      0.80%       2.08%
  1994      11.10     0.21      (0.83)       (0.21)       (0.08)      10.19      (5.61)      61,407      0.80        1.92
  1993      10.64     0.18       0.46        (0.18)       --          11.10       6.12       67,383      0.80        1.74
  1992(4)   10.00     0.14       0.64        (0.14)       --          10.64      10.51*      62,116      0.80        1.82
  CLASS B
  1995     $10.21    $0.21      $3.47       $(0.22)      $(0.84)     $12.83      36.35%     $ 7,644      1.05%       1.83%
  1994      11.12     0.18      (0.83)       (0.18)       (0.08)      10.21      (5.83)       3,031      1.05        1.67
  1993      10.66     0.16       0.46        (0.16)       --          11.12       5.85        2,741      1.05        1.51
  1992(4)   10.00     0.09       0.67        (0.10)       --          10.66      10.35*       1,562      1.05        1.64
-------------
EQUITY INCOME
-------------
  CLASS A
  1995     $10.26    $0.31      $3.29       $(0.31)      $(0.48)     $13.07      35.55%     $44,202      0.80%       2.61%
  1994      11.17     0.32      (0.81)       (0.32)       (0.10)      10.26      (4.42)      34,514      0.80        2.96
  1993      10.72     0.29       0.80        (0.29)       (0.35)      11.17      10.27       38,237      0.80        2.65
  1992(4)   10.00     0.22       0.72        (0.22)       --          10.72      12.72*      32,538      0.80        2.88
  CLASS B
  1995     $10.27    $0.28      $3.29       $(0.28)      $(0.48)     $13.08      35.21%     $ 9,612      1.05%       2.36%
  1994      11.17     0.29      (0.80)       (0.29)       (0.10)      10.27      (4.56)       5,657      1.05        2.71
  1993      10.73     0.28       0.78        (0.27)       (0.35)      11.17       9.94        4,421      1.05        2.42
  1992(4)   10.00     0.15       0.77        (0.19)       --          10.73      12.43*         585      1.05        2.54

           Ratio of   Ratio of Net
           Expenses       Income
          to Average  to Average
           Net Assets  Net Assets   Portfolio
          (Excluding  (Excluding    Turnover
            Waivers)    Waivers)      Rate
---------------------------------------------
----------------------
PENNSYLVANIA MUNICIPAL
----------------------
  CLASS A
  1995        1.27%       3.58%       36.92%
  1994        1.61        2.86        38.20
  1993(1)     1.48        2.67        16.51
  CLASS B
  1995        1.55%       3.30%       36.92%
  1994        1.92        2.55        38.20
  1993(2)     1.48        2.81        16.51
----
GNMA
----
  CLASS A
  1995        1.13%       5.96%        9.69%
  1994        0.97        5.55       102.77
  1993(3)     1.08        4.20       252.73
  CLASS B
  1995        1.37%       5.73%        9.69%
  1994        1.22        5.30       102.77
  1993(1)     1.29        4.46       252.73
------------
EQUITY VALUE
------------
  CLASS A
  1995        1.07%       1.81%       61.88%
  1994        1.06        1.66        44.98
  1993        1.07        1.47        89.91
  1992(4)     1.10        1.52        45.68
  CLASS B
  1995        1.32%       1.56%       61.88%
  1994        1.31        1.41        44.98
  1993        1.30        1.26        89.91
  1992(4)     1.36        1.33        45.68
-------------
EQUITY INCOME
-------------
  CLASS A
  1995        1.10%       2.31%       42.97%
  1994        1.08        2.68        37.76
  1993        1.10        2.35        89.89
  1992(4)     1.14        2.54        58.41
  CLASS B
  1995        1.35%       2.06%       42.97%
  1994        1.33        2.43        37.76
  1993        1.35        2.12        89.89
  1992(4)     1.40        2.19        58.41

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Pennsylvania Municipal--Class A Fund and the GNMA--Class A Fund
         commenced operations on May 3, 1993. Ratios for this period have been annualized.
(2       The Pennsylvania Municipal--Class B Fund commenced operations on May 13,
         1993. Ratios for this period have been annualized.
(3)      The GNMA--Class B Fund commenced operations on May 5, 1993. Ratios for this period have been annualized.
(4)      The Equity Value and the Equity Income Funds commenced operations on
         April 1, 1992. Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

================================================================================


For a Share Outstanding Throughout the Year

                             Realized and
         Net Asset            Unrealized Distributions Distributions                                   Ratio of  Ratio of Net
           Value      Net      Gains or     from Net       from      Net Asset   Total    Net Assets   Expenses    Income
         Beginning Investment Losses on    Investment     Capital    Value End   Return     End of    to Average  to Average
         of Period   Income   Securities     Income        Gains     of Period  (DAGGER) Period (000) Net Assets  Net Assets
-------------------------------------------------------------------------------------------------------------------------------
------------------
MID CAP VALUE FUND
------------------
  CLASS A
  1995     $10.83    $0.15      $1.95       $(0.15)      $(0.23)      $12.55      19.49%     $42,375     0.80%       1.28%
  1994      12.32     0.12      (1.27)       (0.12)       (0.22)       10.83      (9.34)      33,448     0.80        1.06
  1993      10.99     0.11       1.33        (0.11)       --           12.32      13.22       35,648     0.80        1.03
  1992(1)   10.00     0.07       0.99        (0.07)       --           10.99      14.30*      29,507     0.80        0.98
  CLASS B
  1995     $10.82    $0.12      $1.94       $(0.12)      $(0.23)      $12.53      19.13%     $ 5,653     1.05%       1.03%
  1994      12.31     0.10      (1.27)       (0.10)       (0.22)       10.82      (9.54)       4,567     1.05        0.85
  1993      10.99     0.09       1.32        (0.09)       --           12.31      12.88        2,720     1.05        0.83
  1992(1)   10.00     0.05       1.00        (0.06)       --           10.99      14.08*         637     1.05        0.88
---------------
BALANCED GROWTH
---------------
  CLASS A
  1995     $ 9.91    $0.44      $2.27       $(0.44)      $(0.13)      $12.05      27.76%     $32,145     0.80%       3.89%
  1994      10.78     0.37      (0.86)       (0.38)       --            9.91      (4.61)      26,921     0.80        3.64
  1993      10.35     0.38       0.43        (0.38)       --           10.78       7.89       25,712     0.80        3.75
  1992(1)   10.00     0.29       0.34        (0.28)       --           10.35       8.53*      16,899     0.80        3.88
  CLASS B
  1995     $ 9.92    $0.42      $2.28       $(0.42)      $(0.13)      $12.07      27.53%     $ 8,452     1.05%       3.64%
  1994      10.79     0.35      (0.87)       (0.35)       --            9.92      (4.87)       6,737     1.05        3.39
  1993      10.36     0.37       0.42        (0.36)       --           10.79       7.62        8,122     1.05        3.47
  1992(1)   10.00     0.20       0.40        (0.24)       --           10.36       8.15*       2,990     1.05        3.59
--------------------
INTERNATIONAL GROWTH
--------------------
  CLASS A
  1995(2)  $10.00    $0.03      $0.75       $(0.02)      $(0.02)      $10.74       7.81%     $ 9,990     1.50%*      0.79%*
  CLASS B
  1995(3)  $10.00    $0.01      $0.75       $(0.01)      $(0.02)      $10.73       7.64%       $ 621     1.75%*      0.45%*

           Ratio of   Ratio of Net
           Expenses       Income
         Neto Average  to Average
           Net Assets  Net Assets   Portfolio
         Be(Excluding  (Excluding    Turnover
         of  Waivers)    Waivers)      Rate
---------------------------------------------
------------------
MID CAP VALUE FUND
------------------
  CLASS A
  1995        1.10%       0.98%       32.96%
  1994        1.08        0.78        13.82
  1993        1.10        0.73        24.49
  1992(1)     1.15        0.63        09.29
  CLASS B
  1995        1.35%       0.73%       32.96%
  1994        1.33        0.57        13.82
  1993        1.35        0.53        24.49
  1992(1)     1.40        0.53        09.29
---------------
BALANCED GROWTH
---------------
  CLASS A
  1995        1.11%       3.58%       41.63%
  1994        1.09        3.35        27.15
  1993        1.14        3.41        63.03
  1992(1)     1.20        3.48        82.76
  CLASS B
  1995        1.36%       3.33%       41.63%
  1994        1.34        3.10        27.15
  1993        1.38        3.14        63.03
  1992(1)     1.45        3.19        82.76
------------------
INTERNATION GROWTH
------------------
  CLASS A
  1995(2)     2.11%*      0.18%*        14.32%
  CLASS B
  1995(3)     2.38%*     (0.18)%*       14.32%

*        Annualized
(DAGGER) Total Return does not reflect sales loads on Class B shares.
(1)      The Mid Cap Value and the Balanced Growth Funds commenced operations on
         April 1, 1992. Ratios for this period have been annualized.
(2)      The International Growth Fund--Class A commenced operations on May 1, 1995.
         Ratios for this period have been annualized.
(3)      The International Growth Fund--Class B commenced operations on May 4, 1995.
         Ratios for this period have been annualized.

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
================================================================================

The Pillar Funds -- December 31, 1995

1. ORGANIZATION
The Pillar Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company with fifteen funds: the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund, the U.S. Treasury Securities Plus Money Market Fund, the Short-Term Investment Fund, the Fixed Income Fund, the New Jersey Municipal Securities Fund, the Intermediate-Term Government Securities Fund, the Pennsyl- vania Municipal Securities Fund, the GNMA Fund, the Equity Value Fund (formerly known as the Equity Growth Fund), the Equity Income Fund, the Mid Cap Value Fund (formerly known as the Equity Agressive Growth Fund), the Balanced Growth Fund and the International Growth Fund ("the Funds"). Each of the Funds is "diversified" for purposes of the 1940 Act except for the New Jersey Municipal Securities Fund, the Pennsylvania Municipal Securities Fund and the International Growth Fund, each of which is a non-diversified Fund. Shares of the U.S. Treasury Securities Plus Money Market Fund are offered exclusively to customers of the Money Desk of the Bank Investment Division of United Jersey Bank. The minimum investment for this Fund is $100,000. The financial statements included herein present information relating to all of the Funds. The assets of each Fund are segregated and a shareholder's interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies followed by the Trust.
     SECURITY VALUATION--The value of investment securities held by the U.S. Treasury Securities Money Market Fund, the Prime Obligation Money Market Fund, the Tax-Exempt Money Market Fund and the U.S. Treasury Securities Plus Money Market Fund ("the Money Market Funds") are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.
     Investment in equity securities which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general trustee supervision.
     FEDERAL INCOME TAXES--It is each Fund's intention to qualify as a regulated investment company for Federal Income Tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.
     The International Growth Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Growth Fund accrues such taxes when the related income is earned.
     FOREIGN CURRENCY TRANSLATION--The books and records of the International Growth Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the rele-

================================================================================


vant rates of exchange prevailing on the respective dates of such transactions.
     The International Growth Fund does not isolate that portion of gains and losses on investment securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of such securities.
     The International Growth Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for Federal income tax purposes.
     REPURCHASE AGREEMENTS--Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of the Repurchase Agreements and procedures adopted by the Adviser ensure that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
     SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date. Purchase discounts and premiums on securities held by the Fixed Income Funds and the Balanced Growth Fund are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.
     DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income for the Money Market Funds and the Fixed Income Funds are declared daily and paid monthly. The Equity Funds and the Balanced Growth Fund declare and pay distributions from net investment income quarterly, except for the International Growth Fund which declares and pays distributions periodically. Any net realized capital gains will be distributed at least annually for all Funds.
     RECLASSIFICATION--Certain reclassifications have been made to prior year amounts to conform with current year presentation.
     EXPENSES--Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective classes on the basis of the relative net asset value each day.
     Subsequent to year-end, the Trust was notified of possible claims, which are associated with inappropriate deposits made by certain shareholders in the U.S. Treasury, Prime Obligation and Tax-Exempt Money Market Funds. While each Fund's exposure varies, as of February 22, 1996, the Funds' aggregate exposure from these possible claims is less than .1% of aggregate net assets of these Funds. The Trust and its service providers maintain insurance coverage which may insure these claims. In management's opinion, the resolution of this matter will not have a material effect on the financial condition and results of operations of these Funds.
     USE OF ESTIMATES--The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

NOTES TO FINANCIAL STATEMENTS
================================================================================

The Pillar Funds -- December 31, 1995

3. ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES
The Trust incurred organization costs of approximately $211,000. Organizational costs have been capitalized by the fund and are being amortized over sixty months commencing with operations. In the event of the initial shares of the fund redeemed by any holder thereof during the period that the fund is amortizing its organizational costs the redemption proceeds payable to the holder thereof by the fund will be reduced by the unamoritzed organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. These costs include legal fees of approximately $47,000 for organizational work performed by a law firm of which an officer of the fund is a partner.
     Certain officers and /or Trustees of the Trust are also officers and/or Directors of SEI Financial Management Company (the "Administrator"). The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator.

4. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and the Administrator are parties to an Administration Agreement (the "Agreement"), under which the Administrator provides the Trust with administrative services for an annual fee which is calculated daily and paid monthly at an annual rate of .20% of the average daily net assets of each Fund with the exception of the U.S. Treasury Securities Plus Money Market Fund with an annual fee which is calculated daily and paid monthly at an annual rate of
 .35% of average daily net assets. The Administrator has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of certain Funds.
     SEI Financial Services Company (the "Distributor") acts as the distributor of the Trust's shares. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Class B shares pursuant to Rule 12b-1. The Plan provides for payment to the Distributor at an annual rate of .25% of the Funds Class B average daily net assets. The Distributor receives no fees for its distribution services under this Plan for Class A shares of any fund with the exception of the U.S. Treasury Securities Plus Money Market Fund which pays a distribution fee of .03% of net assets.

5. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS
The Trust and United Jersey Bank Investment Management Division, a division of United Jersey Bank, (the "Adviser") are parties to an advisory agreement. Under the terms of the agreement, the Adviser will receive a fee, which is calculated daily and paid monthly, at an annual rate of .35% of the average daily net assets of the U.S. Treasury Securities Money Market, Prime Obligation and Tax-Exempt Money Market Funds, .15% of the average daily net assets of the U.S. Treasury Securities Plus Money Market Fund, .60% of the average daily net assets of the Fixed Income Funds and .75% of the average daily net assets of the Equity Funds and the Balanced Growth Fund. The Trust and the Adviser are also parties to a second advisory agreement relating only to the International Growth Fund. Under the terms of the agreement the Adviser will receive a fee, which is calculated daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the International Growth Fund. The Adviser has voluntarily agreed to waive all or a portion of its fee in order to limit the operating expenses of the Funds.
     Wellington Management Company serves as the investment sub-advisor to the International Growth Fund.

================================================================================


     United Jersey Bank also acts as Custodian of securities for the Trust. The Custodian plays no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds. For its services, the Custodian receives a fee, which is calculated daily and paid monthly, at an annual rate of .025% of the average daily net assets of each domestic Fund and an annual rate of .17% of the average daily net assets of the International Growth Fund.
The Trust has a line of credit agreement with the Custodian to provide for the advance of funds as required to meet redemption requests.


6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities, other than short term investments, during the period ended December 31, 1995 were as follows:

                                    New
               Short-Term  Fixed   Jersey   Int.-Term     PA
                   Inv.    Income   Muni.     Govt.      Muni.    GNMA
               ----------  ------  -------  ----------  ------  --------
                  (000)     (000)   (000)      (000)     (000)    (000)
Purchases
  U.S. Gov't         --   $37,400      --     $21,853       --   $1,158
  Other          $2,844     4,927  $6,837          --   $1,447       --
Sales
  U.S. Gov't         --    36,365      --      20,989       --      872
  Other           4,000     1,970   1,238          --    1,183       --

                                      Mid
                 Equity    Equity     Cap     Balanced   International
                  Value    Income    Value     Growth        Growth
                --------  --------  --------  ---------  -------------
                  (000)     (000)    (000)      (000)         (000)
Purchases
  U.S. Gov't         --         --       --     $8,389            --
  Other         $44,327    $20,144  $15,901      6,708       $10,755
Sales
  U.S. Gov't         --         --       --      7,031            --
  Other          44,232     19,284   13,427      8,627           969


At December 31, 1995, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized gain or loss on securities at December 31, 1995, for each Fund is as follows:

                                       New
                  Short-Term  Fixed   Jersey   Int.-Term     PA
                      Inv.    Income   Muni.     Govt.      Muni.    GNMA
                  ----------  ------  -------  ----------  ------  --------
                     (000)     (000)   (000)      (000)     (000)    (000)
Aggregate gross
  unrealized gain     $55     $3,114   $1,132     $520       $90    $185
Aggregate gross
  unrealized loss      (1)      (154)     (57)     (82)       (1)    (19)
                      ---     ------   ------     ----       ---    ----
Net unrealized
  gain (loss)         $54     $2,960   $1,075     $438       $89    $166

                                         Mid
                    Equity    Equity     Cap     Balanced   International
                     Value    Income    Value     Growth        Growth
                   --------  --------  --------  ---------  -------------
                     (000)     (000)    (000)      (000)         (000)
Aggregate gross
  unrealized gain  $17,567    $10,205   $8,448     $5,730        $616
Aggregate gross
  unrealized loss     (460)      (467)  (1,347)       (19)       (143)
                   -------    -------   ------     ------        ----
Net unrealized
  gain (loss)      $17,107    $ 9,738   $7,101     $5,711        $473


7. CONCENTRATION OF CREDIT RISK
The money market funds invest primarily in a portfolio of money market instruments maturing in one year or less whose ratings are within one of the two highest ratings category assigned by a nationally recognized statistical rating agency ("NRSRO") or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by a Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. The Fixed Income Funds invest in debt instruments and the Balanced Growth Fund invests in a combination of equity, fixed income and money market securities.
     The taxable funds may invest in bank obligations. As a result of this policy, these investments may be subject to greater risk than a fund that does not invest in the banking industry. In particular, bank obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risk of investing in foreign securities and are not subject to the same reserve

NOTES TO FINANCIAL STATEMENTS
================================================================================

December 31, 1995


requirements and other regulations as those of U.S. banks.
     The New Jersey Municipal and the Pennsylvania Municipal Securities Funds invest primarily in a diversified portfolio of municipal securities, including municipal bonds and debentures, rated Baa or better by a NRSRO, or, if not rated, determined by the Adviser to be of comparable quality. Although the Funds maintain a diversified portfolio, the issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.
The following tables present a summary of holdings in each of these portfolios:

                                                     Tax-
                             U.S.                   Exempt       U.S.
                           Treasury       Prime     Money      Treasury
                          Securities   Obligation   Market  Securities Plus
                          ----------   ----------   ------  ---------------
U.S. Gov't. Securities      95.3%         33.7%       --         57.9%
Repurchase Agreements         --          31.8        --         42.1
Municipal Securities          --            --      96.1%          --
Commercial Paper              --          25.8        --           --
Other Short Term
  Securities                 4.7           8.7       3.9           --

                          Short-Term   Fixed    New Jersey   Int.-Term
                              Inv.     Income      Muni.       Govt.
                          ----------   ------   ----------   ---------
U.S. Gov't. Securities       20.0%      73.6%      1.9%        98.6%
Repurchase Agreements          --         --        --           --
AAA                           9.9        3.0      62.2           --
AA                           24.5       15.9      29.3           --
A                            44.9        6.2       4.5           --
BBB                            --         --        --           --
BB                             --         --        --           --
NR                             .7        1.3       2.1          1.4
All Other                      --         --        --           --

                              Balanced    PA
                               Growth    Muni.   GNMA
                              --------   -----   -----
U.S. Gov't. Securities          44.0%       --    94.2%
Repurchase Agreements             --        --      --
AAA                               --      83.0%     --
AA                               2.6      10.5      --
A                                1.8       2.8      --
BBB                               --        --      --
BB                                --        --      --
NR                               1.1       3.7     5.8
Common Stock                    50.5        --      --
All Other                         --        --      --

8. CAPITAL LOSS CARRYFORWARDS
The capital loss carryforwards at December 31, 1995, for Federal Income Tax purposes are as follows:

Tax-Exempt Money Market $1,752
expiring in 2000.
Tax-Exempt Money Market $4,471
     expiring in 2003.
U.S. Treasury Securities plus $1,438
     expiring in 2001.
U.S. Treasury Securities plus $18,663
     expiring in 2002.
Short-Term Investment $29,455
     expiring in 2002.
Fixed Income $291,922 expiring in 2003.
New Jersey Municipal Securities $318
     expiring in 2001.
New Jersey Municipal Securities $127,146
      expiring in 2002.
New Jersey Municipal Securities $180,569
     expiring in 2003.
Intermediate-Term Government Securities $402,817 expiring in 2002. Intermediate-Term Government Securities $792,812 expiring in 2003. Pennsylvania Municipal Securities $1,763 expiring in 2002.
Pennsylvania Municipal Securities $7,946 expiring in 2003.
GNMA $291,101 expiring in 2003.

The capital loss carryforwards will be used to offset future net realized gains, if any, and such gains so offset will not be distributed.

9. SECURITIES LENDING
The U.S. Treasury Securities Money Market Fund loaned securities to certain brokers who paid the Fund negotiated lenders' fees. These fees are included in interest income. The Fund receives U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities. At year end the U.S. Treasury Securities Money Market Fund had no loaned securities.

                           PART C: OTHER INFORMATION


Item 24.  Financial Statements and Exhibits:

          (a)   Financial Statements

          The Registrant's audited financial statements for the U.S. Treasury Securities Money Market, Prime Obligation Money Market, Tax-Exempt Money Market, Short-Term Investment, Fixed Income, New Jersey Municipal Securities, Pennsylvania Municipal Securities, GNMA, Equity Value, Equity Income, Mid Cap Value, Balanced Growth, International Growth and U.S. Treasury Securities Plus Money Market Funds, respectively, for the fiscal year ended December 31, 1995, including Arthur Andersen LLP's report thereon, included in the Statement of Additional Information, filed as part this Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-44712 and 811-6509), as filed with the Securities and Exchange Commission on February 29, 1996, are included herein.



          (b)   Additional Exhibits
                (1)      Declaration of Trust (Incorporated by Reference to Registration Statement on Form
                         N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on
                         December 23, 1991).
                (2)      By-Laws (Incorporated by Reference to Registration Statement on Form N-1A, File
                         No. 33-44712, filed with the Securities and Exchange Commission on December 23,
                         1991).
                (3)      Not Applicable.
                (4)      Not Applicable.
                (5)(a)   Administration Agreement (Incorporated by Reference to Post-Effective Amendment
                         No. 1 to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on September 24, 1992).
                (5)(b)   Schedule to the Administration Agreement (Incorporated by Reference to Post-
                         Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A,
                         File No. 33-44712, filed with the Securities and Exchange Commission on April 28,
                         1995).
                (5)(c)   Investment Advisory Agreement with United Jersey Bank Investment Management
                         Division (the "Advisor")(Incorporated by Reference to Post-Effective Amendment
                         No. 1 to Registration's Registration Statement on Form N-1A, File No. 33-44712,
                         filed with the Securities and Exchange Commission on September 24, 1992).
                (5)(d)   Transfer Agent Agreement (Incorporated by Reference to Post-Effective
                         Amendment No. 1 to Registrant's Registration Statement on Form N-1A, File No.
                         33-44712, filed with the Securities and Exchange Commission on September 24,
                         1992).
                (5)(e)   Form of Investment Advisory Agreement between Registrant and United Jersey

                         Bank (Incorporated by Reference to Post-Effective Amendment No. 6 to Registrant's
                         Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on April 28, 1995).

                (5)(f)   Form of Investment Sub-Advisory Agreement between the Advisor and Wellington
                         Management Company (Incorporated by Reference to Post-Effective Amendment
                         No. 6 to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on April 28, 1995).
                (6)      Distribution Agreement (Incorporated by Reference to Post-Effective Amendment
                         No. 1 to Registrant's Registration on Form N-1A, File No. 33-44712, filed with the
                         Securities and Exchange Commission on September 24, 1992).
                (7)      Not Applicable.
                (8)      Custodian Agreement (Incorporated by Reference to Post-Effective Amendment No.
                         1 to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on September 24, 1992).
                (8)(a)   Custodian Agreement between United Jersey Bank and The Bank of California,
                         National Association (Incorporated by Reference to Post-Effective Amendment No. 5
                         to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on February 10, 1995).
                (9)      Not Applicable.
                (10)     Opinion and Consent of Counsel (Incorporated by Reference to Pre-Effective
                         Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File No.
                         33-44712, filed with the Securities and Exchange Commission on March 27, 1992).
                (11)     Consent of Independent Public Accountants, filed herewith.
                (12)     Not Applicable.
                (13)     Not Applicable.
                (14)     Not Applicable.
                (15)(a)  Distribution Plan--Class B (Incorporated by Reference to Post-Effective Amendment
                         No. 1 to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on September 24, 1992).
                (15)(b)  Distribution Plan--U.S. Treasury Securities Plus Money Market Fund (Incorporated
                         by reference to Post-Effective Amendment No. 2 to Registrant's Registration
                         Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange
                         Commission on March 1, 1993).

                (15)(c)  Rule 18F-3 Multiple Class Plan (Incorporated by Reference to Post-Effective Amendment
                         No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-44712),
                         filed with the Securities and Exchange Commission on October 25, 1995).

                (16)     Performance Quotation Computation.
                (17)(a)  Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A, File No. 33-44712, filed with the Securities and Exchange Commission on February 10, 1995).

                (17)(b)  Power of Attorney for Arthur L. Berman, (Incorporated by Reference to Post-Effective
                         Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-44712),
                         filed with the Securities and Exchange Commission on October 25, 1995).


Item 25.  Persons Controlled by or under Common Control with Registrant

          See the Prospectuses and the Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Corporation which also controls the distributor of the Registrant, SEI Financial Services Company, and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 26.  Number of Holders of Securities:

          As of February 1, 1996
                                                                                                  Number of
                Title of Class                                                                    Record Holders
                Units of beneficial interest, without par value--
                   U.S. Treasury Securities Money Market Fund--Class A.........................       11
                   U.S. Treasury Securities Money Market Fund--Class B.........................       85
                   U.S. Treasury Securities Plus Money Market Fund.............................      379
                   Prime Obligation Money Market Fund--Class A.................................     1172
                   Prime Obligation Money Market Fund--Class B.................................      306
                   Tax-Exempt Money Market Fund--Class A.......................................      420
                   Tax-Exempt Money Market Fund--Class B.......................................      110
                   Short-Term Investment Fund--Class A.........................................      734
                   Short-Term Investment Fund--Class B.........................................       80
                   Fixed Income Fund--Class A..................................................      897
                   Fixed Income Fund--Class B..................................................      461
                   New Jersey Municipal Securities Fund--Class A...............................      410
                   New Jersey Municipal Securities Fund--Class B...............................     1102
                   Pennsylvania Municipal Securities Fund--Class A.............................        7
                   Pennsylvania Municipal Securities Fund--Class B.............................       22
                   Intermediate-Term Government Securities Fund--Class A.......................      226
                   Intermediate-Term Government Securities Fund--Class B.......................      195
                   GNMA Fund--Class A..........................................................      300
                   GNMA Fund--Class B..........................................................      262
                   Equity Value Fund--Class A..................................................      382
                   Equity Value Fund--Class B..................................................      797
                   Equity Income Fund--Class A.................................................      382
                   Equity Income Fund--Class B.................................................     1049
                   Mid Cap Value Fund--Class A.................................................      144
                   Mid Cap Value Fund--Class B.................................................      920
                   Balanced Growth Fund--Class A...............................................        8
                   Balanced Growth Fund--Class B...............................................      910
                   International Growth Fund--Class A..........................................        4
                   International Growth Fund--Class B..........................................       52


Item 27.  Indemnification:

          Article VIII of the Declaration of Trust filed as Exhibit 1 to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisor:

          Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Advisor is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of a director, officer, employee, partner or trustee are as follows:

             Name and Position                               Name of                           Connection with
          with Investment Advisor                         Other Company                         Other Company
Directors:

T. Joseph Semrod--Chairman..................   UJB Financial Corp.                   Chairman, President & CEO

John G. Collins.............................   UJB Financial Corp.                   Vice Chairman

Bjorn Ahlstrom..............................   Volvo North America                   --
                                               Corporation, Retired

Robert L. Boyle.............................   William H. Hintelmann Firm            --

Barry D. Brown..............................   West Jersey Health System             President

T.J. Dermot Dunphy..........................   Sealed Air Corporation                President & CEO

Anne Evans Estabrook........................   Elberon Development Co.               Owner

Elinor J. Ferdon............................   Girl Scouts of the USA                Vice President

Samuel Gerstein, Esq........................   Gerstein, Cohen & Grayson             Partner

Richard H. Goldberger.......................   Mid Investment Company                Partner

Robert S. Hekemian..........................   Hekemian & Co., Inc.                  Chairman & CEO

Thomas C. Jamieson, Jr., Esq................   Jamieson, Moore, Peskin &             Chairman, President

                                               Spicer, PA

Vincent P. Langone..........................   Formica Corp.                         Chairman, President & CEO

Francis J. Mertz............................   Farleigh Dickinson University         President

George L. Miles, Jr.........................   QED Communications, Inc.              President & CEO

Bertram B. Miller...........................   B.B. Miller & Company                 President

Henry S. Patterson II.......................   E'town Corporation                    President

Raymond Silverstein.........................   Alloy, Silverstein, Shapiro,          Partner
                                               Adams, Mulford & Co.

Sylvester L. Sullivan.......................   Car Rentals, Inc.                     President


             Name and Position                               Name of                           Connection with
          with Investment Advisor                         Other Company                         Other Company
Alexander Summer............................   Alexander Summer Co.                  Chairman

Joseph M. Tabak.............................   JPC Enterprises, Inc.                 President & CEO

Robert A. Woodruff..........................   Woodruff Oil Company                  President

          Wellington Management Company ("WMC") is the investment sub-advisor for the International Growth Fund. The principal address of WMC is 75 State Street, Boston, MA 02109.

          The list required by this Item 28 of officers and directors of WMC, together with information as to any other business, profession, vocation or employment of substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by WMC pursuant to the Advisers Act (SEC File No. 801-15908).

Item 29. Principal Underwriters:

        (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

        Registrant's Distributor, SEI Financial Services Company ("SFS"), acts as distributor for:



        SEI Daily Income Trust                         July 15, 1982
        SEI Liquid Asset Trust                         November 29, 1982
        SEI Tax Exempt Trust                           December 3, 1982
        SEI Index Funds                                July 10, 1985
        SEI Institutional Managed Trust                January 22, 1987
        SEI International Trust                        August 30, 1988
        Stepstone Funds                                January 30, 1991
        The Advisors' Inner Circle Fund                November 14, 1991
        The Pillar Funds                               February 28, 1992
        CUFUND                                         May 1, 1992
        STI Classic Funds                              May 29, 1992
        CoreFunds, Inc.                                October 30, 1992
        First American Funds, Inc.                     November 1, 1992
        First American Investment Funds, Inc.          November 1, 1992
        The Arbor Fund                                 January 28, 1993
        1784 Funds                                     June 1, 1993
        The PBHG Funds, Inc.                           July 16, 1993
        Marquis Funds(R)                               August 17, 1993
        Morgan Grenfell Investment Trust               January 3, 1994
        Inventor Funds, Inc.                           August 1, 1994

        The Achievement Funds Trust                    December 27, 1994
        Insurance Investment Products Trust            December 30, 1994
        Bishop Street Funds                            January 27, 1995
        CrestFunds, Inc.                               March 1, 1995
        Conestoga Family of Funds                      May 1, 1995
        STI Classic Variable Trust                     August 18, 1995
        ARK Funds                                      November 1, 1995
        Monitor Funds                                  January 11, 1996


        SFS provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless otherwise noted, the business address of each director or officer is 680 East Swedesford Road, Wayne, PA 19087.


                           Position and Office                                      Positions and  Offices
Name                       with Underwriter                                         with Registrant
Alfred P. West, Jr.        Director, Chairman & Chief Executive Officer                    --
Henry H. Greer             Director, President & Chief Operating Officer                   --
Carmen V. Romeo            Director, Executive Vice President & Treasurer                  --
Gilbert L. Beebower        Executive Vice President                                        --
Richard B. Lieb            Executive Vice President                                        --
Charles A. Marsh           Executive Vice President-Capital Resources Division             --
Leo J. Dolan, Jr.          Senior Vice President                                           --
Carl A. Guarino            Senior Vice President                                           --
Jerome Hickey              Senior Vice President                                           --
David G. Lee               Senior Vice President                                        President
William Madden             Senior Vice President                                           --
A. Keith McDowell          Senior Vice President                                           --
Dennis J. McGonigle        Senior Vice President                                           --
Hartland J. McKeown        Senior Vice President                                           --
James V. Morris            Senior Vice President                                           --
Steven Onofrio             Senior Vice President                                           --
Kevin P. Robins            Senior Vice President, General Counsel &                        --
                             Secretary
Robert Wagner              Senior Vice President                                           --
Patrick K. Walsh           Senior Vice President                                           --
Kenneth Zimmer             Senior Vice President                                           --
Robert Crudup              Managing Director                                               --
Vic Galef                  Managing Director                                               --
Kim Kirk                   Managing Director                                               --
John Krzeminski            Managing Director                                               --
Carolyn McLaurin           Managing Director & Vice President                              --

                           Position and Office                     Positions and Offices
Name                       with Underwriter                           with Registrant
Barbara Moore              Managing Director                                               --
Donald Pepin               Managing Director                                               --
Mark Samuels               Managing Director                                               --
Wayne M. Withrow           Managing Director                                               --
Mick Duncan                Team Leader                                                     --
Robert S. Ludwig           Team Leader & Vice President                                    --
Vicki Malloy               Team Leader                                                     --
Robert Aller               Vice President                                                  --
Steve Bendinelli           Vice President                                                  --
Cris Brookmyer             Vice President & Controller                                     --
Gordon W. Carpenter        Vice President                                                  --
Robert B. Carroll          Vice President & Assistant Secretary                            --
Todd Cipperman             Vice President & Assistant Secretary                            --
Ed Daly                    Vice President                                                  --

Jeff Drennen               Vice President                                                  --
Lucinda Duncalfe           Vice President                                                  --
Kathy Heilig               Vice President                                                  --
Larry Hutchison            Vice President                                                  --
Michael Kantor             Vice President                                                  --
Samuel King                Vice President                                                  --
Donald H. Korytowski       Vice President                                                  --
Jack May                   Vice President                                                  --
Sandra K. Orlow            Vice President & Assistant Secretary                            --
Larry Pokora               Vice President                                                  --
Kim Rainey                 Vice President                                                  --
Paul Sachs                 Vice President                                                  --
Steve Smith                Vice President                                                  --
Daniel Spaventa            Vice President                                                  --
Kathryn L. Stanton         Vice President & Assistant Secretary                            --
William Zawaski            Vice President                                                  --
James Dougherty            Director of Brokerage Services                                  --


Item 30.  Location of Accounts and Records:

        Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

              (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b);
        (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodian:


                  United Jersey Bank
                  210 Main Street
                  Hackensack, NJ 07601

                  Mitsubishi Global Custody
                  475 Sansome Street
                  11th floor
                  San Francisco, CA 94111

              (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C)
        and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's
        Administrator:

                  SEI Financial Management Corporation
                  680 E. Swedesford Road
                  Wayne, PA 19087

              (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and

        31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisor or Sub-Advisor:

                  United Jersey Bank Investment Management Division,
                           a division of United Jersey Bank
                  210 Main Street
                  Hackensack, NJ 07601

                  Wellington Management Company
                  75 State Street
                  Boston, MA  02109

Item 31.  Management Services: None.


Item 32.  Undertakings:

        Registrant hereby undertakes that whenever Shareholders meeting the requirements of Section 16(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), inform the Board of Trustees of their desire to communicate with Shareholders of the Trust, the Trustees will inform such Shareholders as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

        Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee(s) when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares and in connection with such meetings to comply with the provisions of Section 16(c) of the 1940 Act relating to Shareholder communications.

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                   NOTICE

        A copy of the Agreement and Declaration of Trust for The Pillar Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                 Signatures

        Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement No. 33-44712 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wayne, Commonwealth of Pennsylvania on the 27th day of February, 1996.



                                               THE PILLAR FUNDS


                                               By:   /s/ DAVID G. LEE
                                                  ---------------------------
                                                     President & Chief
                                                     Executive Officer

ATTEST:


     /s/ STEPHEN G. MEYER
------------------------------------
    Controller & Assistant Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the dates indicated.



            *                                                                          February 27, 1996
---------------------------------------------------------  Trustee
       Arthur L. Berman

            *                                              Trustee                     February 27, 1996
---------------------------------------------------------
       Ray Konrad

            *                                              Trustee                     February 27, 1996
---------------------------------------------------------
       Pasquale Mazzarulli

            *                                              Trustee                     February 27, 1996
---------------------------------------------------------
        Robert A. Nesher

     /s/ STEPHEN G. MEYER                                  Controller & Assistant      February 27, 1996
------------------------------------------                 Secretary
          Stephen G. Meyer



*By:      /s/ DAVID G. LEE
    ---------------------------
              David G. Lee
              Attorney-in-Fact


                                    EXHIBIT INDEX



  Exhibit                                             Name                                             Sequential
                                                                                                         Page #
(1)            Registrant's Declaration of Trust is incorporated herein by reference to
               Registrant's Registration Statement on Form N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on December 23,1991

(2)            Registrant's By-laws are incorporated herein by reference to Registrant's
               Registration Statement on Form N-1A (File No. 33-44712), filed with the
               Securities and Exchange Commission on December 23, 1991.

(5)(a)         Administration Agreement between Registrant and SEI Financial Management
               Corporation is incorporated herein by reference to Post-Effective Amendment
               No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-
               44712), filed with the Securities and Exchange Commission on September 24,
               1992.

(5)(b)         Schedule to the Administration Agreement between Registrant and SEI
               Financial Management Corporation, is incorporated by reference to Post-
               Effective Amendment No. 6 to Registrant's Registration Statement on Form N-
               1A (File No. 33-44712), filed with the Securities and Exchange Commission on
               April 28, 1995.

(5)(c)         Investment Advisory Agreement between Registrant and United Jersey Bank
               Investment Management Division, a division of United Jersey Bank, is incorporated herein by reference to Post-Effective Amendment No. 1 to
               Registrant's Registration Statement on Form N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on September 24, 1992.

(5)(d)         Retail Transfer Agent and Shareholder Services Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on
               Form N-1A (File No. 33-44712), filed with the Securities and Exchange
               Commission on September 24,1992.

(5)(e)         Form of Investment Advisory Agreement between Registrant and United Jersey
               Bank Investment Management Division, a division of United Jersey Bank, is incorporated by reference to Post-Effective Amendment No. 6 to Registrant's
               Registration Statement on Form N-1A (File No. 33-44712), filed with the
               Securities and Exchange Commission on April 28, 1995.

(5)(f)         Form of Investment Sub-Advisory Agreement between United Jersey Bank
               Investment Management Division, a division of United Jersey Bank, and
               Wellington Management Company, is incorporated by reference to Post-
               Effective Amendment No. 6 to Registrant's Registration Statement on Form N-
               1A (File No. 33-44712), filed with the Securities and Exchange Commission on

               April 28, 1995.


  Exhibit                                             Name                                             Sequential
                                                                                                         Page #
(6)            Distribution Agreement between Registrant and SEI Financial Services
               Company is incorporated herein by reference to Post-Effective Amendment No.
               1 to Registrant's Registration Statement on Form N-1A (File No. 33-44712),
               filed with the Securities and Exchange Commission on September 24, 1992.

(8)            Custodian Agreement between Registrant and United Jersey Bank is incorporated herein by reference to Post-Effective Amendment No. 1 to
               Registrant's Registration Statement on Form N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on September 24,1992.

(8)(a)         Custodian Agreement between United Jersey Bank and The Bank of California,
               National Association incorporated herein by reference to Post-Effective
               Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File
               No. 33-44712), filed with the Securities and Exchange Commission on February
               10, 1995.

(10)           Opinion and Consent of Counsel is incorporated herein by reference to Pre-
               Effective Amendment No. 2 to Registrant's Registration Statement on Form N-
               1A (File No. 33-44712), filed with the Securities and Exchange Commission on
               March 27, 1992.

(11)           Consent of Independent Public Accountants, filed herewith.

(15)(a)        Distribution Plan-Class B is incorporated herein by reference to Post-Effective
               Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File
               No. 33-44712), filed with the Securities and Exchange Commission on
               September 24, 1992.

(15)(b)        Distribution Plan-U.S. Treasury Securities Plus Money Market Fund is
               incorporated herein by reference to Post-Effective Amendment No. 2 to
               Registrant's Registration Statement on Form N-1A (File No. 33-44712) filed with the Securities and Exchange Commission on March 1, 1993.

(15)(c)        Rule 18F-3 Multiple Class Plan, incorporated herein by reference to
               Post-Effective Amendment No. 7 to Registrant's Registration Statement
               on Form N-1A (File No. 33-44712), filed with the Securities and Exchange
               Commission on October 25, 1995.

(16)           Performance Quotation Computation

(17)(a)        Powers of Attorney incorporated herein by reference to Post-Effective
               Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File
               No. 33-44712), filed with the Securities and Exchange Commission on February
               10, 1995.

17(b)          Power of Attorney for Arthur L. Berman, incorporated herein by reference to
               Post-Effective Amendment No.7 to Registrant's Registration Statement on Form
               N-1A (File No. 33-44712), filed with the Securities and Exchange Commission on October 25, 1995.
